--------------------------------------------------------------------------------

                                 SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Confidential, For Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          @Track Communications, Inc.
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box)
[_]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     1. Title of each class of securities to which transaction applies: Common Stock, $0.01 par value per share.
                                          --------------------------------------
     2.  Aggregate number of securities to which transaction applies:
         140,000,000
         -----------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The fee is
                                                                    ----------
         based on the market value of the 140,000,000 shares of Common Stock to
         ----------------------------------------------------------------------
         be issued to Minorplanet Systems PLC in connection with the acquisition
         -----------------------------------------------------------------------
         from it of all of the share capital of Minorplanet Limited, its
         ---------------------------------------------------------------
         subsidiary, which market value is determined based upon the average of
         ----------------------------------------------------------------------
         the high and low prices reported on the Nasdaq SmallCap Market on
         -----------------------------------------------------------------
         February 23, 2001, which was $0.57 per share.
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
     4.  Proposed maximum aggregate value of transaction:      $79,800,000
                                                         -----------------------

         -----------------------------------------------------------------------
     5.  Total Fee Paid:            $15,960
                        --------------------------------------------------------

[X]  Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.  Amount Previously Paid:
                                ------------------------------------------------
     2.  Form, Schedule or Registration Statement No.:
                                                      --------------------------
     3.  Filing Party:
                      ----------------------------------------------------------
     4.  Date Filed:
                    ------------------------------------------------------------

                          @TRACK COMMUNICATIONS, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY ___, 2001

To the Stockholders of @Track Communications, Inc.:

         NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of @Track Communications, Inc. will be held at our principal executive office at 1155 Kas Drive, Suite 100, Richardson, Texas 75081 on __________, May ___, 2001, at 9:00 a.m., Richardson, Texas time, to consider and vote on the following proposals:

Proposal 1.       The approval of the issuance of:



          . 150,000,000 shares of our common stock, which number will be reduced to 30,000,000 shares after the proposed reverse stock split referred to in proposal 3 is approved, in a change of control transaction to Minorplanet Systems PLC in exchange for $10,000,000 in cash and all of the outstanding shares of Minorplanet Limited, one of its subsidiaries, so that after the closing of transactions in this proposal Minorplanet Systems will become the majority stockholder of @Track and will effectively control @Track; and

          . up to 75,000,000 shares of our common stock, which number will be reduced to 15,000,000 shares after the proposed reverse stock split is approved, to all of the holders of our 13 3/4% senior notes due 2005 that are accredited investors, to be issued at an exchange rate of 794.87 shares, or a rate of
                  158.97 after the reverse stock split, for every $1,000 in principal amount of senior notes exchanged.

Proposal 2.       The approval of an amendment to @Track's certificate of
                  incorporation increasing the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares, which number will not be affecdted by the proposed reverse stock split.

Proposal 3.       The approval of an amendment to @Track's certificate of
                  incorporation effecting a 1-for-5 reverse stock split.

Proposal 4.       The approval of an amendment to @Track's amended & restated
                  1994 stock option plan increasing the number of shares of common stock issuable under the stock option plan.

Proposal 5.       The election of five directors to hold office until the next annual meeting of @Track's stockholders or until their respective successors shall have been duly elected and qualified.

Proposal 6.       The ratification of Arthur Andersen LLP as @Track's
                  independent auditors for 2001.

         The transaction of such other business as may properly come before the meeting or at any adjournments or postponements. The approval of proposal 1 is conditioned upon the approval of propposals 2 and 3.

         The foregoing items of business are more fully described in the attached proxy statement. The closing price of our common stock as reported on the Nasdaq SmallCap Market on May 11, 2001 was $____ per share.

         Only stockholders of record at the close of business on May 11, 2001 are entitled to notice of, and to vote at, the annual meeting. A holder of shares of @Track's common stock is entitled to one vote, in person or by proxy, for each share of common stock owned by such holder on all matters properly brought before the annual meeting or at any adjournments or postponements.

         All of our stockholders are invited to attend the annual meeting. Whether or not you expect to attend the annual meeting, we urge you to complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope to assure your representation at the meeting. In addition, you may also vote via telephone by calling (800) 840-1208 or the Internet at www.eproxy.com/atrkc. You will need your control number from your proxy card to
--------------------
vote via telephone or the Internet. You can revoke your proxy at any time before it is voted by delivering written notice to J. Raymond Bilbao at @Track's principal executive office or by attending the meeting and voting in person.

         This proxy statement, instruction card and proxy card are being mailed to our stockholders on or about May ___, 2001.

                                        By Order of the Board of Directors

                                        @Track Communications, Inc.

                                        J. Raymond Bilbao, Secretary

1155 Kas Drive
Suite 100
Richardson, Texas 75081
(972) 301-2000
May ___, 2001

                                TABLE OF CONTENTS

GENERAL QUESTIONS AND ANSWERS......................................................................................i

FORWARD-LOOKING STATEMENTS.........................................................................................v

PROPOSAL 1:  Approval of the Issuance of up to 225,000,000 Common Shares...........................................1

   BACKGROUND OF THE STOCK ISSUANCE TRANSACTIONS...................................................................2

         Strategic Technology and Business Planning................................................................2
         Discussions with Mackay Shields and Minorplanet Systems...................................................3
         Initial Meetings with Minorplanet Systems.................................................................4
         Notification by Nasdaq of Potential Delisting.............................................................5
         Final Negotiations with Minorplanet Systems and Mackay Shields............................................5
         Due Diligence.............................................................................................6
         Final Negotiation of Definitive Documents.................................................................6

   INFORMATION ABOUT @TRACK........................................................................................7

   INFORMATION ABOUT MINORPLANET SYSTEMS AND MINORPLANET LIMITED...................................................7

   MATERIAL TERMS OF THE STOCK ISSUANCE TRANSACTIONS...............................................................8

         Stock Purchase and Exchange Agreement.....................................................................8
         Change in Control.........................................................................................9
         Description of the Vehicle Management Information Technology..............................................9
         Closing Conditions........................................................................................10
         United Kingdom Tax Clearance and Certain United Kingdom Tax Considerations................................11
         Consent of Cingular Wireless - Class B Common Stock.......................................................12
         Employment Agreements.....................................................................................12
         Corporate Governance - Right to Appoint Two New Directors.................................................14
         Registration Rights and Lock-ups..........................................................................14
         Termination Fee and Expenses..............................................................................15
         Representations and Warranties - Senior Note Indemnity....................................................15
         The Senior Note Exchange Offer............................................................................16
         Differences in the Rights of Senior Noteholders and @Track's Common Stockholders..........................17

   RECOMMENDATION OF @TRACK'S BOARD OF DIRECTORS AND REASONS FOR THE STOCK ISSUANCE TRANSACTIONS...................20

         Positive Factors..........................................................................................20
         Negative Factors..........................................................................................20

   EFFECTS OF THE STOCK ISSUANCE TRANSACTIONS ON THE RIGHTS OF STOCKHOLDERS........................................21

         Dilution..................................................................................................21
         Potential Adverse Effect on Stock Price...................................................................22

   POTENTIAL CONSEQUENCES FOR FAILURE TO APPROVE THE STOCK ISSUANCE TRANSACTIONS...................................22

         Nasdaq Delisting..........................................................................................22
         Going Concern Opinion from Auditors.......................................................................23
         S&P Downgrading - Need for Financing and Possible Bankruptcy..............................................23
         Potential Loss of Customers...............................................................................24
         New Product Development...................................................................................24
         Potential Loss of Key Employees...........................................................................24

   INTERESTS OF CERTAIN PERSONS IN THE STOCK ISSUANCE TRANSACTIONS.................................................24

   OPINION OF HOULIHAN LOKEY.......................................................................................25

         Comparable Market Multiple Analysis.......................................................................26
         Results of Comparable Market Multiple Analyses............................................................27
         Discounted Cash Flow Analysis.............................................................................27
         Results of Discounted Cash Flow Analysis..................................................................28
         Conclusions...............................................................................................28

   PRO FORMA FINANCIAL STATEMENTS GIVING EFFECT TO THE TRANSACTIONS................................................30

   SELECTED CONSOLIDATED FINANCIAL DATA............................................................................34

   CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO @TRACK OF THE STOCK ISSUANCE TRANSACTIONS............................37

   VOTE REQUIRED...................................................................................................37

PROPOSAL 2:  AMENDMENT TO CERTIFICATE OF INCORPORATION INCREASING AUTHORIZED COMMON STOCK FROM 50,000,000 TO
         100,000,000 SHARES........................................................................................37

   RECOMMENDATION OF THE BOARD OF DIRECTORS - REASONS..............................................................38

   VOTE REQUIRED...................................................................................................38

PROPOSAL 3:  AMENDMENT TO CERTIFICATE OF INCORPORATION EFFECTING A ONE-FOR-FIVE REVERSE STOCK SPLIT................38

   PURPOSE OF THE REVERSE STOCK SPLIT..............................................................................39

   EFFECTIVENESS OF THE REVERSE STOCK SPLIT........................................................................40

   CERTIFICATES AND FRACTIONAL SHARES..............................................................................40

   EFFECTS OF THE REVERSE STOCK SPLIT..............................................................................40

   CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT..............................................41

   VOTE REQUIRED AND RECOMMENDATION................................................................................41

PROPOSAL 4:  AMENDMENT TO @TRACK'S 1994 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES.........................42

   THE AMENDMENT...................................................................................................42

   PURPOSE OF THE 1994 STOCK OPTION PLAN...........................................................................42

   TERM............................................................................................................42

   ADMINISTRATION..................................................................................................43

   PARTICIPATION AND TRANSFERABILITY...............................................................................43

   ADJUSTMENTS.....................................................................................................43

   STOCK OPTIONS...................................................................................................43

   GRANTS OF NONQUALIFIED OPTIONS TO NONEMPLOYEE DIRECTORS.........................................................44

   AMENDMENT OF THE 1994 STOCK OPTION PLAN.........................................................................44

   FEDERAL INCOME TAX CONSEQUENCES OF THE 1994 STOCK OPTION PLAN...................................................45

   SECTION 162(M)..................................................................................................45

   GRANTS UNDER THE STOCK OPTION PLAN..............................................................................45

   REGISTRATION OF SHARES..........................................................................................46

   VOTE REQUIRED AND RECOMMENDATION................................................................................46

PROPOSAL 5:  ELECTION OF FIVE DIRECTORS............................................................................46

   ORGANIZATION OF THE BOARD OF DIRECTORS AND MEETINGS.............................................................46

OUR DIRECTORS AND EXECUTIVE OFFICERS...............................................................................48

   DIRECTORS.......................................................................................................48

   EXECUTIVE OFFICERS..............................................................................................48

   INDEMNIFICATION OF DIRECTORS AND OFFICERS.......................................................................51

DIRECTOR AND EXECUTIVE COMPENSATION................................................................................51

   COMPENSATION OF DIRECTORS.......................................................................................51

   COMPENSATION OF CERTAIN EXECUTIVE OFFICERS......................................................................52

         Summary Compensation Table................................................................................52
         Stock Options.............................................................................................52
         Option Grants in Last Fiscal Year.........................................................................53

   AGGREGATED OPTION EXERCISES AND YEAR END OPTION VALUES..........................................................53

         Savings Plan..............................................................................................54

   EMPLOYMENT AGREEMENTS...........................................................................................54

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION........................................................56

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS...............................................................56

   AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT....................................................................56

         General...................................................................................................56
         Right of First Refusal....................................................................................56
         Election of Directors.....................................................................................56

   TRANSACTIONS WITH SBC COMMUNICATIONS, INC.......................................................................57

         Sale of Series D Preferred Stock and Warrants.............................................................57
         Other Agreements..........................................................................................57

   REGISTRATION STATEMENT ON FORM S-3..............................................................................58

SECURITY OWNERSHIP  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT....................................................59

   COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT....................................................60

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION.....................................................60

         Compensation Policies.....................................................................................60
         Compensation Objectives...................................................................................61
         Components of Compensation................................................................................61
         Base Salaries.............................................................................................61
         2000 Short-term Incentives - Cash Bonuses and Commissions.................................................61
         Long-term Incentives - Stock Option Grants................................................................62
         Policy with Respect to the $1 Million Deduction Limit.....................................................62
         Summary...................................................................................................62

   VOTE REQUIRED AND RECOMMENDATION................................................................................62

REPORT OF THE AUDIT COMMITTEE......................................................................................63

PERFORMANCE GRAPH..................................................................................................64

PROPOSAL 6:  RATIFICATION OF ARTHUR ANDERSEN AS INDEPENDENT AUDITORS...............................................65

   VOTE REQUIRED AND RECOMMENDATION................................................................................65

STOCKHOLDER PROPOSALS..............................................................................................66

ANNUAL REPORT......................................................................................................66

OTHER MATTERS......................................................................................................66

Appendix A - Stock Purchase and Exchange Agreement (with exhibits and schedules)

Appendix B - Nasdaq Determination Letters
Appendix C - Fairness Opinion of Houlihan Lokey
Appendix D - Amendment to the Certificate of Incorporation increasing authorized common stock
Appendix E - Amendment to the Certificate of Incorporation effecting reverse stock split
Appendix F - Amendment to the Amended & Restated 1994 Stock Option Plan
Appendix G - Charter of the Audit Committee of the Board of Directors

                               PROXY STATEMENT FOR
                       2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY __, 2001

                          GENERAL QUESTIONS AND ANSWERS

     The following questions and answers are intended to provide brief answers to frequently asked questions concerning the proposals described in this proxy statement and the proxy solicitation process. These questions and answers do not, and are not intended to, address all the questions that may be important to you. You should carefully read the remainder of this proxy statement as well as the appendices and the documents incorporated by reference in this proxy statement.

The Annual Meeting
------------------

Q:   When and where is the annual meeting?

A: The annual meeting will be held on Thursday, May __, 2001, at 9:00 a.m., Richardson, Texas time, at our corporate headquarters at 1155 Kas Drive, Suite 100, Richardson, Texas 75081.














Procedures for Voting
---------------------

Q:   Is my proxy revocable and can I change my vote?
A: You may revoke your proxy at any time before it is voted by doing one of the following:

     . Sending a notice revoking your proxy to J. Raymond Bilbao, our Secretary, at 1155 Kas Drive, Suite 100, Richardson, Texas 75081;

     .    Signing and mailing to us a proxy bearing a later date; or

     .    Coming to our annual meeting and voting in person.

Q:   Who is entitled to vote?
A: Only stockholders of record as of the close of business on May 11, 2001, the record date, will be entitled to vote on the proposals at the annual meeting. Each share of common stock is entitled to one vote.

Q:   How do I vote?
A: You can vote by attending the annual meeting in person or by completing, signing and returning your proxy card in the enclosed postage-paid envelope. You can also vote via telephone by calling (800) 840-1208 or via the Internet at www.eproxy.com/atrkc. You will need your control number
                     --------------------
     from your proxy card to vote via telephone or the Internet.


Q:   How does discretionary authority apply?
A: If you sign your proxy card, but do not make any selections, your shares will be voted "FOR" proposals 1-4, "FOR" the election of all of the nominees for directors and "FOR" proposal 6, and, in the discretion of the proxies, as to all other matters which may be properly brought before the annual meeting.





Q.   How will votes be counted?
A. The annual meeting will be held if a quorum is represented in person or by proxy at the meeting. A quorum is a majority of our outstanding shares of common stock entitled to vote. As of May 11, 2001, 25,326,829 shares of common stock were issued and outstanding. In addition, as of May 11, 2001, there were 1,000 shares of class B common stock issued and outstanding. The 1,000 shares of class B common stock have the voting power of 1,600,000 shares of common stock and generally vote together with our common stock on all the proposals in this proxy statement except for proposal 5 relating to the election of directors. With respect to the election of directors, Cingular Wireless, the sole holder of the class B common stock, has waived its special rights regarding the election of directors and will have no votes in the election of directors at this annual meeting. Hence, as to proposals 1-4 and proposal 6, the total number of shares of common stock entitled to vote on these proposals as of May 11, 2001, was 26,926,829 shares.

     If you have returned a signed proxy card or attend the meeting in person, then you will be considered part of the quorum, even if you do not vote. A withheld vote is the same as an abstention. The effect of abstentions and broker non-votes with respect to a particular proposal will be a vote "AGAINST" that proposal. Our transfer agent, Mellon Investor Services, LLC, will count the votes and act as inspector.

     Broker non-votes occur when proxies submitted by brokers, banks or other nominees holding shares in "street" name do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions on how to vote on the proposals. We will treat broker non-votes as shares that are present and entitled to vote for quorum purposes.

Q. What happens if I do not return my proxy card and do not vote at the annual meeting?
A. If you do not attend the annual meeting and do not submit a proxy, the effect will be that you will not be considered part of, or count towards, achieving a quorum and the further effect will be a vote "AGAINST" proposals 2, 3 and 4 since a majority of all the shares outstanding is needed for approval of these proposals. However, with respect to proposals 1, 5 and 6, the failure to return a proxy card and vote will have neither the effect of a vote "FOR" nor "AGAINST" these proposals since only a majority of the quorum is required for approval of these proposals, and you will still not be counted toward achieving a quorum.

Q:   Is my vote confidential?
A: Yes. Only the inspector, Mellon Investor Services, and certain of our employees will have access to your proxy card. All comments will remain confidential, unless you ask that your name be disclosed.

Q:   Why is a vote required on the proposed stock issuance transactions?
A: Because our common stock is quoted and traded on the Nasdaq SmallCap Market, we are required to comply with Nasdaq's listing rules. One of those rules provides that we must obtain stockholder approval before we issue common stock or securities convertible into or exercisable for common stock in a private offering if such issuance would result in a change of control. After the closing of the proposed stock issuance transactions, Minorplanet Systems will become our majority stockholder and own approximately 58%-64% of our common stock, depending on whether or not you assume all outstanding options and warrants are exercised. The Delaware General Corporation Law also requires a stockholder vote.

The Stock Issuance Proposal
---------------------------

Q.   What does the board of directors recommend?
A. The board of directors recommends that the stockholders vote "FOR" all six proposals. For a full discussion of the primary reasons the board of directors believes the stock issuance transactions in proposal 1 are advisable, and the primary disadvantages and potential negative effects of the stock issuance proposal, please see "Recommendations of @Track's Board of Directors and Reasons for the Stock Issuance Transactions" beginning on page 20 of this proxy statement.

Q:   What is @Track receiving in its acquisition of Minorplanet Limited's stock?
A. After the closing of the proposed transactions, Minorplanet Limited will hold the exclusive right to market, sell and operate Minorplanet Systems' vehicle management information technologies and services throughout the United States, Canada and Mexico. Essentially, we are selling a controlling interest in @Track to Minorplanet Systems in exchange for this right and $10,000,000 in cash. The technology license is a royalty-free license with a term of 99 years that permits @Track to purchase units of product from Minorplanet Systems at its cost plus shipping expense. In addition, @Track is obligated to pay an annual research and development fee of $1,000,000 to Minorplanet Systems, which fee shall be reviewed on an annual basis. The proposed transaction was structured as a stock purchase rather than a license agreement in order to allow Minorplanet Systems to take advantage of a certain tax structure which was approved by the United Kingdom taxing authorities.

Q:   Who is Minorplanet Systems?
A: Minorplanet Systems is a United Kingdom public company whose shares are listed on the Alternative Investment Market, which is part of the London Stock Exchange. Founded four years ago in Leeds, England, Minorplanet Systems has approximately 1,300 customers, with an installed customer base of approximately 30,000 vehicles. Minorplanet Systems produces and sells systems which track vehicles and generate management information reports by using global positioning satellite technology and its proprietary software to help fleet managers manage their vehicle fleets more efficiently. Minorplanet Systems' vehicle management information technology allows its customers to track the location of their vehicles and receive highly detailed reports about the vehicles' activities, similar to the information collected by @Track's products. However, Minorplanet Systems' products and services are specifically designed and priced for the small-to-medium size fleets of commercial service vehicles. It currently has operations in England, Ireland, Australia, Spain and Holland. For additional details about Minorplanet Systems, please see the section entitled "Information About Minorplanet Systems and Minorplanet Limited" on page 7.

Q: Is @Track currently in compliance with the continued listing requirements of the Nasdaq SmallCap Market?

A: @Track currently is not in compliance with Nasdaq's net tangible assets/market capitalization/net income requirement and Nasdaq's $1.00 minimum bid price requirement. Our request for continued listing on Nasdaq was granted based upon an exception to the net tangible assets/market capitalization/net income requirement, subject to our ability to satisfy certain conditions on or before ____________, 2001. These conditions include providing documentation to Nasdaq showing that the stock issuance transactions described in proposal 1 have been completed as discussed in "Potential Consequences for Failure to Approve the Stock Issuance Transactions--Nasdaq Delisting" section on page 22. Nasdaq has also informed us that the closing bid price for our common stock must trade at $1.00 or higher for 10 consecutive trading days by ________, 2001, or our common stock will be delisted. We believe that the completion of the stock issuance transactions and the reverse stock split will bring us into compliance with both of these requirements. Accordingly, it is probable that our common stock will be delisted from the Nasdaq SmallCap Market if our stockholders do not approve proposals 1-3 and we fail to consummate the stock issuance transactions described in proposal 1 and effect the 1-for-5 reverse stock split described in proposal 3.

Q: What is the going concern opinion in Arthur Andersen's report on our financial statements?
A: In its report on our financial statements for the year ended December 31, 2000, Arthur Andersen, our independent auditor, raised substantial doubt concerning our ability to continue as a going concern. We believe that the completion of the proposed stock issuance transactions will substantially improve our financial condition and reduce the continuing impact of this opinion on us.

Q.   Will I have appraisal rights?
A. No. You will not have dissenters' or appraisal rights as a result of the approval and completion of the stock issuance transactions in proposal 1 or any other proposal contained in this proxy statement.

Q. Has @Track sought a fairness opinion with respect to the issuance of stock and selling of a controlling interest in @Track to Minorplanet Systems?
A. Yes. Houlihan Lokey Howard & Zukin Financial Advisors, Inc. has delivered its opinion that the consideration to be received in the stock issuance transactions is fair from a financial point of view to our public stockholders. This opinion is attached to this proxy statement as Appendix
                                                                       --------
     C.
     --


Our Current Stock Ownership
---------------------------

Q:   What percentage of stock do the directors and officers own?
A: Our officers and directors collectively and beneficially own approximately 925,594 shares, or 3.6% of our common stock as of May 11, 2001.

Q:   Who are the largest principal stockholders?
A: Erin Mills International Investment Corporation and The Erin Mills Investment Corporation collectively and beneficially owned 9,088,326 shares, or 35.9% of our common stock as of May 11, 2001.


     Cingular Wireless LLC, formerly known as Southwestern Bell Wireless Holdings, Inc., owns 1,000 shares of our class B common stock which are convertible into, and currently have the voting power of, 1,600,000 shares of our common stock, and also holds warrants that are convertible into 5,000,000 shares of common stock. In total, Cingular Wireless beneficially owned 20.7% of our common stock as of May 11, 2001. If the stock issuance transactions in proposal 1 are approved, Cingular Wireless will convert all of its shares of class B common stock into 1,600,000 shares of our common stock as a condition to the closing of the stock issuance transactions and will retain its warrants.


     Carlyle-HighwayMaster Investors, L.P., Carlyle-HighwayMaster Investors II, L.P. and TC Group, L.L.C. collectively and beneficially owned 2,723,468 shares, or 10.8% of our common stock, as of May 11, 2001.

Other Information
-----------------

Q:   When are the stockholder proposals due for the annual meeting in 2002?
A: To be included in the 2002 annual meeting, stockholder proposals must be in writing and must be received by @Track, at 1155 Kas Drive, Suite 100, Richardson, Texas, 75081, Attn: Corporate Secretary, no later than December 31, 2001.

Q:   Who is soliciting my proxy and who will pay the solicitation expenses?

A: We are soliciting your proxy and we will pay the cost of preparing and distributing this proxy statement and the cost of soliciting votes, including without limitation, fees and expenses of Mellon Investor Services. We will reimburse stockbrokers and other custodians, nominees and fiduciaries for forwarding proxy and solicitation material to the owners of common stock.









Q:   Who can help answer my additional questions?
A: Stockholders who would like additional copies, without charge, of this proxy statement or have additional questions about the stock issuance transactions, including the procedures for voting their shares, should contact:

     J. Raymond Bilbao
     General Counsel & Secretary
     1155 Kas Drive, Suite 100
     Richardson, Texas  75081
     Telephone:  (972) 301-2000

     This question and answer information sheet is qualified in its entirety by the more detailed information contained in this proxy statement, including its appendices. You are strongly urged to carefully read this proxy statement, including its appendices, in its entirety before you vote.

                           FORWARD-LOOKING STATEMENTS


     Statements in this proxy statement that are not historical facts are "forward-looking statements" within the meaning of the safe harbor provided by
Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify these forward-looking statements by words such as:


     .    may;
     .    estimates;
     .    believes;
     .    anticipates;
     .    expects;
     .    intends;
     .    predicts;
     .    projects;
     .    potential;
     .    should;
     .    could; and
     .    similar expressions (and the negative of these terms).


These statements involve known and unknown risks and uncertainties that may cause the actual results or outcomes to be materially different from those anticipated and discussed in this proxy statement. In assessing forward-looking statements contained herein, you are urged to read carefully all cautionary statements contained in this proxy statement and in those other filings made by us with the Securities and Exchange Commission, including without limitation, our annual report on Form 10-K for the year ended December 31, 2000, which is being mailed to you with this proxy statement and is incorporated into this proxy statement by reference.

This proxy statement, including the attached appendices that are incorporated into this proxy statement by reference and constitute a part of it, contains important information that should be read before any decisions are made with respect to the proposals. All statements in this proxy statement are qualified in their entirety by reference to the stock purchase and exchange agreement, the fairness opinion and other appendices. You are strongly urged to read the proxy statement in its entirety, including the appendices. You are also strongly urged to read our Form 10-K, especially the risk factors section, which is being sent to you with this proxy statement and is incorporated herein by reference.




                                   PROPOSAL 1:
           Approval of the Issuance of up to 225,000,000 Common Shares

     We are seeking stockholder approval for the issuance of 150,000,000 shares of our common stock, which number will be reduced to 30,000,000 shares after the reverse stock split is approved, to Minorplanet Systems PLC, a United Kingdom public limited company, and up to 75,000,000 shares of our common stock, which number will be reduced to 15,000,000 shares after the reverse stock split is approved, to all of our senior noteholders who are accredited investors. On February 14, 2001, we entered into a stock purchase and exchange agreement with Minorplanet Systems and Mackay Shields LLC, on behalf of certain accounts it advises. These accounts that Mackay Shields advises collectively hold approximately 75% of our senior notes, and we collectively refer to these accounts in this proxy statement as Mackay Shields. The stock purchase and exchange agreement requires us to:


     . sell 10,000,000 shares of our common stock, which number will be reduced to 2,000,000 shares after the reverse stock split is approved, to Minorplanet Systems in exchange for $10,000,000 in cash;


     . issue 140,000,000 shares of our common stock, which number will be reduced to 28,000,000 shares after the reverse stock split is approved, in a change in control transaction to Minorplanet Systems in exchange for all of the outstanding shares of Minorplanet Limited, one of its subsidiaries, so that after the closing of the transactions in this proposal Minorplanet Systems will become the majority stockholder and will effectively control @Track; and


     . issue 794.87 shares of our common stock, which exchange rate will be reduced to 158.97 shares after the reverse stock split is approved, for every $1,000 in principal amount of our senior notes exchanged.





     In addition, on April ___, 2001, @Track commenced an exchange offer to all of our senior noteholders who are accredited investors at the same exchange rate and on the same terms as the exchange transaction entered into with Mackay Shields. At Mackay Shields' option, they may elect to exchange their shares in the senior note exchange offer rather than under the stock purchase and exchange agreement. The closing price of our common stock as reported on the Nasdaq SmallCap Market on May 11, 2001 was $_____ per share. A full description of the material terms of the stock purchase and exchange agreement and the senior note exchange offer is contained in the section entitled "Material Terms of the Stock Issuance Transactions" beginning on page 8 of this proxy statement.


     The closing of each of the stock purchase and exchange agreement and the senior note exchange offer is conditioned upon the closing of the other transaction and the approval by the stockholders of proposals 1-3 described in this proxy statement.


     We are also proposing to amend @Track's certificate of incorporation to increase the number of authorized shares of common stock to 100,000,000 shares, because @Track does not currently have enough authorized shares for issuance under the stock purchase and exchange agreement and the senior note exchange offer even after the proposed reverse stock split is approved. The stock purchase and exchange agreement is attached to this proxy statement as Appendix
                                                                       --------
A.
--


     Because our common stock is quoted and traded on the Nasdaq SmallCap Market, we are required to comply with Nasdaq's listing rules. One of those rules provides that we must obtain stockholder approval before we issue common stock or securities convertible into or exercisable for common stock in a private offering if such issuance would result in a change of control. The Delaware General Corporation Law also requires a stockholder vote.


     If proposal 1 is approved and the proposed stock issuance transactions are completed, and assuming 100% of the senior noteholders accept the senior note exchange offer, Minorplanet Systems will become our majority stockholder and will own approximately 64% of our common stock, or 58% of our outstanding common stock assuming all outstanding options and warrants are exercised. These percentages assume that all holders of our senior notes are accredited investors. We will complete the proposed stock issuance transactions after the 1-for-5 reverse stock split occurs. Accordingly, after the 1-for-5 reverse stock split, Minorplanet Systems will actually own 30,000,000 of the approximately 46,625,366 to 50,385,366 shares of common stock we anticipate will be outstanding after the reverse stock split, depending on the number of senior notes that are exchanged in the senior note exchange offer. The exchange rate with the senior noteholders will also be adjusted to reflect the reverse stock split. Assuming approval of the reverse stock split, we will issue 158.97 shares of our common stock, rather than 794.87 shares, for every $1,000 in principal amount of our senior notes exchanged by our senior noteholders.

Background of the Stock Issuance Transactions


     Strategic Technology and Business Planning. In late 1999 and early 2000, as part of our efforts in developing a long-term strategic technology direction for @Track, and recognizing the evolution of wireless data networks from analog to digital, our management evaluated the currently available wireless technologies and networks for the transport of wireless data. We further studied which of these digital technologies and networks were most likely to be implemented in the future by the wireless network providers in the U.S. Our review indicated that the U.S. wireless data networks currently in use, and those to be implemented in the near future, remained diverse with many different digital networks with varying coverage footprints and transmission costs. Based upon the foregoing, we recognized a potential market need for a multi-network gateway which could aggregate numerous diverse analog and digital data networks allowing our customers seamless and simultaneous access to such data networks in the most cost effective manner.


     In developing our strategic business plan, our management researched new potential high growth markets for our current and prospective tracking and location technology products and services in an effort to identify future revenue opportunities. We reviewed a third party market study conducted by The Strategis Group of the commercial service vehicle segment of the vehicle tracking market, which is known in the industry as the automatic vehicle location market. The vehicle tracking market describes the technology which allows businesses to track, monitor and exchange information with their remote vehicles using wireless communication technologies and the global positioning satellite systems. Customers in this market include private fleets, daily rental fleets, bus and taxi fleets, public transit fleets, government fleets and other businesses which use a fleet of vehicles to operate their business. This study noted that this market consists of over 26 million vehicles and currently remains less than 6% penetrated. The Strategis Group study also indicated that the market was entering a high growth stage with respect to technology implementation, forecasting total annual revenues for the vehicle tracking market in excess of $1 billion with respect to commercial service vehicle fleets by the end of 2004. We also conducted direct interviews with potential customers in the commercial service vehicle market in order to validate product requirements and pricing, and to confirm findings made by The Strategic Group report.


     Based upon the projected high growth sales potential, we made a strategic decision in 2000 to pursue the service vehicle market segment of the automatic vehicle location market. We developed product requirements including functionality and estimated pricing for entry into this market. However, because @Track's existing regional service vehicle product did not satisfy these market requirements, we implemented a buy versus build strategy of evaluating existing third party products and development efforts in an effort to acquire the rights to an existing product which satisfied our requirements versus developing such product in-house. This strategy allowed us to mitigate development risks, avoid timely and costly development cycles and facilitate @Track's rapid entry into this service vehicle marketplace by purchasing an existing product which satisfied our requirements.


     By 2000, we had a preliminary strategic business plan and technology direction, but were limited by the capital resources available to us at that time to implement the plan. Hence, we cautiously initiated development of a multi-network gateway and modular mobile unit platform. This proposed gateway and platform would provide a customer with seamless and simultaneous access to several different data networks while routing customer data in the most cost effective manner.


     However, management recognized that in order to implement our technology plan and also fund projected operating losses which would most probably be incurred during the development and initial sales phases, @Track would have to raise approximately $35 to $50 million. Management also recognized that if we could restructure our senior notes to eliminate or reduce our existing debt service payments, we could implement the technology plan with less capital depending on the amount of the debt reduction.


     In determining our capital raising options, management reviewed @Track's existing capital structure which included our senior notes with an outstanding principal balance of $94,355,000 requiring @Track to make interest payments in the total amount of $13.8 million per year. We also reviewed material factors which could affect our ability to raise the necessary capital including the volatility of our common stock price and the status of the capital markets.


     In February of 2000, due to volatility in the technology capital markets and @Track's announcement of a 28,000 mobile unit order by the member companies of SBC Communications, Inc., our common stock price rose to over $9 per share. However, in March of 2000, our common stock price began to decline ending up in the $3 per share range by April of 2000, driven in part, by the overall downturn in the technology markets.


     Thereafter, on February 24, 2000, the board of directors reviewed on a preliminary basis the need to reorganize our capital structure to facilitate the raising of sufficient capital to allow us to fully implement our strategic business and technology plans. In this regard, we retained Arthur Andersen LLP as our financial advisor to assist us in evaluating our short term and long term strategic plans for the specific purpose of providing advice and assistance regarding our valuation model. Also, management continued to refine the technology and business plans for subsequent presentation to the board of directors.


     On March 20, 2000, Michael Smith, our chief financial officer, presented the final business plan for 2000 to the board of directors. The board of directors discussed issues related to implementation of the business and technology plans including the capital requirements, timing and general alternatives for restructuring our senior notes to facilitate capital raising activities, volatility in the technology capital markets, the downward trend in our common stock price and upcoming interest payments on the senior notes. In this meeting, the board of directors authorized management to interview potential financial advisors that could assist @Track in structuring and implementing a recapitalization plan. Our management conducted such interviews with several nationally recognized firms in the Spring of 2000, including Arthur Andersen which had been retained earlier on a more limited basis.


     On May 10, 2000, the board of directors met to consider further implementation of the business plan that had been developed. At this meeting Arthur Andersen presented its analysis. The board of directors also discussed the various cost differences and qualifications of the various investment banking firms interviewed by management to assist @Track with the capital restructuring.


     On June 5, 2000, the board of directors met to consider the possible recapitalization options of @Track. At this meeting the board approved the broader engagement of Arthur Andersen to act as a financial advisor to assist with the restructuring of our senior notes and the raising of additional capital. For these services, Arthur Andersen was paid a $140,000 fixed fee.



     Discussions with Mackay Shields and Minorplanet Systems. On June 16, 2000, Michael Smith, accompanied by Arthur Andersen representatives, met with Mackay Shields, the investment adviser to the holders of the majority of our senior notes, to explore the possibility of a financial restructuring involving the senior notes. Mackay Shields indicated that it might be receptive to such a restructuring.


     During the same period, @Track had been exploring possible strategic partners to participate in a recapitalization plan. As part of this process of looking for strategic partners, and in connection with the development of our strategic business plan, management learned of the existence of Minorplanet Systems, a United Kingdom company with business operations in other parts of the world, but with no business activities in the United States. As part of our due diligence, we began to believe that Minorplanet Systems' vehicle management information technology, based upon its price and extensive software reporting packages, represented one of the most advanced solutions available on the market for the small- to-medium size companies that operate commercial service vehicles. In particular, Minorplanet Systems' software provides powerful and user-friendly reporting tools to operators of service vehicle fleets allowing such operators to monitor events such as:


     .    speed limit violations;

     .    excessive idling;

     .    fuel consumption;

     .    travel times;

     .    job arrival and completion times; and

     .    unauthorized location visits.


         After learning of Minorplanet Systems in July 2000, Michael Smith telephoned Minorplanet Systems to determine whether Minorplanet Systems had any interest in @Track either as a provider of a service vehicle product in the U.S. or as a strategic partner and investor with regard to a possible recapitalization of @Track. In response to his call, Mr. Smith was referred to GE Equity, which had been previously engaged by Minorplanet Systems to evaluate mobile asset tracking companies in the United States to serve as distribution partners for Minorplanet Systems' vehicle management information products within the U.S. Prior to this contact by @Track, Minorplanet Systems had also met with, and was in discussions with, other U.S. companies regarding strategic relationships and/or possible acquisitions in the U.S. Minorplanet Systems had for some time been considering entering the U.S. market, and was at the time, reviewing possible acquisition candidates in the U.S. with that goal in mind. Following a teleconference with Alex Sanchez and Paul Marran of GE Equity, Minorplanet Systems and @Track executed a confidentiality agreement to facilitate a more detailed discussion between the companies. Following several phone conferences, Minorplanet Systems agreed to meet with a number of our management team members at our office in Richardson, Texas.


     Beginning in August of 2000, in addition to discussions that had commenced with Minorplanet Systems, @Track also engaged in discussions with venture capital firms and potential strategic investment partners with regard to the possible recapitalization of @Track. On August 7, 2000, the board of directors held a special meeting at which Michael Smith and Arthur Andersen presented an update on the status of the recapitalization effort, including an update on:


     .    the initial discussions and meetings with Mackay Shields,

     .    a proposal to present a term sheet to Mackay Shields,




     .    the identification of potential strategic investors or partners; and

     . the status of the negotiations with these potential investors or partners.


Arthur Andersen recommended a strategy of attempting to restructure the senior notes prior to raising equity in order to minimize dilution of the current stockholders. At the meeting, the board of directors considered, among other things, whether the senior notes could be restructured before new equity was contributed to @Track or whether any such restructuring would require that such new capital be contributed concurrently with such restructuring. The board of directors also considered what dilutive effect these different scenarios might have on stockholders. The board of directors authorized Michael Smith to meet with and present a non-binding term sheet to Mackay Shields.


     On August 9, 2000, Michael Smith, accompanied by Arthur Andersen representatives, met with representatives of Mackay Shields in New York to discuss the potential restructuring of the senior notes. During this meeting, Mackay Shields, as an investment adviser to the majority holders of our senior notes with respect to the senior notes, indicated that it would consider an exchange of senior notes for our common stock if we first raised the capital necessary to fund our strategic business and technology plan.


     Initial Meetings with Minorplanet Systems. On August 16, 2000, Andrew Tillman, Operations Director of Minorplanet Systems and Alex Sanchez met at our headquarters with a number key officers, including Jana Bell and Michael Smith, to discuss a potential strategic relationship, between the two companies. At this meeting, both companies agreed to continue discussions and exchange technical information regarding each other's products and services.

     On October 31, 2000, the board of directors held a meeting to discuss the status of discussions related to the possible recapitalization of @Track. At this meeting, the board of directors received a report from management on the status of discussions that had occurred to date with potential strategic investors and partners with respect to a proposed restructuring of @Track, including those that had occurred with Minorplanet Systems. The board of directors also unanimously approved the creation of a special subcommittee to oversee matters related to such a recapitalization, and the appointment of one of our directors, Gerry Quinn, as the chairman of that subcommittee.

     On November 15, 2000, Michael Smith, Todd Felker, our Senior Vice President of Sales, Marketing and Account Management, and Robert Montgomery, our Regional Service Vehicle Market Segment Director, met with Andrew Tillman and Jeffrey Morris of Minorplanet Systems in San Diego, California to further discuss a possible strategic alliance between the two companies. Thereafter, on November 17, 2000, Jeffrey Morris and Andrew Tillman met with Jana Bell, Michael Smith and Todd Felker at our headquarters to discuss whether Minorplanet Systems had an interest in making a capital investment in @Track as part of a larger strategic relationship.


     From November 27, 2000 through November 30, 2000, Michael Smith, Todd Felker, Marshall Lamm, our Senior Vice President of Operations, and Pierre Parent, our Chief Technology Officer, traveled to Minorplanet Systems' headquarters in Leeds, England to conduct operational and technological due diligence of Minorplanet

    Systems. Following several days of due diligence and after further discussions, @Track and Minorplanet Systems executed a non-binding term sheet on November 30, 2000 relating to a possible transaction.

     On December 8, 2000, the board of directors held a special meeting to review the status of ongoing discussions and negotiations with Minorplanet Systems, including the entering into of the non-binding term sheet. The board considered the potential value which could be created by a strategic relationship with Minorplanet. Specifically, the board of directors considered:



     . @Track's ability to rapidly enter the potentially high revenue growth service vehicle marketplace with the immediate receipt of an exclusive right to market and sell the Minorplanet Systems' vehicle management information technology in the U.S., Canada and Mexico;

     .    Minorplanet Systems' proposed capital investment in @Track, and

     . the potential to significantly reduce @Track's debt through the elimination of a large portion of @Track's senior notes by having potentially satisfied Mackay Shields' request to locate a strategic investor.


At that time, other than exploratory requests for initial information, @Track had received no other capital investment offers from potential strategic partners. The board of directors also considered the recent delisting notification received from Nasdaq and the effect that a recapitalization transaction would have on maintaining our listing on Nasdaq. Based upon these factors, the board of directors unanimously authorized @Track to proceed with negotiations with Minorplanet Systems and Mackay Shields, with a view toward entering into definitive agreements with these parties.


     Thereafter, in early December 2000, Michael Smith contacted Don Morgan of Mackay Shields and informed him of the recent meetings with Minorplanet Systems and the terms of the non-binding term sheet. During that telephone call, Michael Smith and Don Morgan discussed a possible exchange of the senior notes held by Mackay Shields for equity in @Track.


     Notification by Nasdaq of Potential Delisting. On December 6, 2000, Nasdaq informed us that @Track was no longer in compliance with the net tangible asset/market capitalization/net income requirement for continued listing on the Nasdaq SmallCap Market as set forth in Nasdaq Rule 4310(c)(2)(B). Nasdaq further informed @Track that our common stock would be delisted at the opening of business on December 15, 2000, if we failed to seek further procedural remedies by December 13, 2000. On December 7, 2000, we filed a letter requesting an oral hearing and a stay of the December 15, 2000 delisting, as well as other relief under Nasdaq Rules 4415(b) and 4815(b). On December 8, 2000, Nasdaq granted our request for an oral hearing, which stayed the delisting pending a decision of the Listings Qualification Panel following a hearing scheduled for January 11, 2001.


     Final Negotiations with Minorplanet Systems and Mackay Shields. On December 19, 2000, the board of directors held a special meeting to further consider the status of discussions and negotiations with Minorplanet Systems and Mackay Shields. Jana Bell summarized the discussions and negotiations with Minorplanet Systems and discussed management's due diligence investigation of Minorplanet Systems and its technology. Management also informed the directors that, in its view, a letter of intent for a transaction that would bring @Track into compliance with the Nasdaq continued listing requirements must be signed prior to the January 11, 2001 Nasdaq delisting hearing or @Track would probably be delisted at that hearing. Based on these factors, the continuing decline of our common stock price below $1.00 per share, the absence of any offers from any other potential investors or partners and the rapidly approaching Nasdaq hearing, the board authorized the continuation of negotiations with Minorplanet Systems and Mackay Shields.


     Also, on December 19, 2000, we sent Pierre Parent, our chief technology officer, to Leeds, England to conduct additional technical due diligence on the Minorplanet Systems product offerings. From late December 2000 through January 8, 2001, we negotiated the terms of letters of understanding with Minorplanet Systems and Mackay Shields. On January 9, 2001, the board of directors unanimously authorized @Track to execute separate letters of understanding with Minorplanet Systems and Mackay Shields.


     On January 9, 2001, @Track and Minorplanet Systems entered into a letter of understanding which proposed that Minorplanet Systems would purchase 10,000,000 shares of @Track's common stock for $10,000,000. Additionally, under the letter, we would acquire the exclusive royalty-free right to market, resell, distribute and operate Minorplanet System's vehicle management information technologies and services throughout the United States, Canada and Mexico in exchange for issuing to Minorplanet Systems an additional 140,000,000 shares of our common stock and the granting to Minorplanet Systems a royalty-free right to market, resell, distribute and operate our vehicle location technologies throughout the United Kingdom on an exclusive basis, and throughout the rest of the world on a non-exclusive basis, excluding the U.S., Canada and Mexico.


     On the same day, January 9, 2001, @Track, Minorplanet Systems and Mackay Shields entered into a separate letter of understanding proposing that each $1,000 in principal amount of senior notes held by Mackay Shields would be exchanged for 794.87 shares of our common stock, and Mackay Shields would receive a cash payment for all interest owed through and including December 15, 2000 in the amount of $34.38 per $1,000 in principal amount of the senior notes, and the balance of any interest owed after December 15, 2000 would be waived by Mackay Shields. We also agreed to commence an exchange offer to exchange all of the remaining outstanding senior notes held by all other senior noteholders on the same terms as those for Mackay Shields. The closing of each of the Minorplanet Systems and Mackay Shields transactions was conditioned upon several events, including the closing of the other transaction.


     On January 11, 2001, our senior management attended the scheduled Nasdaq delisting hearing. At that hearing, management informed Nasdaq that letters of intent had been entered into with Minorplanet Systems and Mackay Shields with a view toward executing definitive agreements as soon as possible. The Nasdaq Listing Qualifications Panel indicated that it would render a decision on the delisting of @Track's common stock from the Nasdaq SmallCap Market within three weeks.


     Due Diligence. From January 2, 2001 through January 26, 2001, representatives of Minorplanet Systems including its financial and legal advisors, conducted due diligence of @Track at our corporate headquarters in Richardson, Texas. On January 23, 2001, @Track hired UK counsel in connection with the proposed stock issuance transactions, which counsel conducted a limited legal due diligence review of Minorplanet Limited that ended on February 11, 2001. On January 26, 2001, @Track engaged Houlihan Lokey Howard & Zukin Financial Advisors, Inc. to render an independent opinion as to the fairness of the stock issuance transactions, from a financial point of view, to @Track's public stockholders. In early February 2001, @Track retained PricewaterhouseCoopers to analyze the tax consequences of the stock issuance transactions.


     Final Negotiation of Definitive Documents. During the period February 5, 2001 through February 11, 2001, Michael Smith, J. Raymond Bilbao, General Counsel and Secretary of @Track, Robert Kelly of Minorplanet Systems, and their respective outside counsel met in New York City to negotiate a definitive stock purchase and exchange agreement and related documents. Don Morgan of Mackay Shields and Mackay Shields' attorneys participated in the negotiations at various points by telephone.


     On February 6, 2001, the board of directors held a special meeting to discuss the status of the negotiations with Minorplanet Systems and Mackay Shields that were underway and unanimously authorized management to proceed with the negotiations with Minorplanet Systems and Mackay Shields. The board also considered Arthur Andersen's issuance of a going concern opinion in connection with its year 2000 audit of @Track and the substantial decline in our cash balances that would follow @Track's payment of the March 15, 2001 interest payment on the senior notes.

     On February 9, 2001, Houlihan Lokey orally reported to Michael Smith that it would be able to deliver its independent opinion to the board of directors that the stock issuance transactions were fair, from a financial point of view, to @Track's public stockholders, and provided a draft of such fairness opinion that it was prepared to deliver to Michael Smith and our outside counsel.


     On February 10, 2001, the board of directors held a special telephonic meeting in which Michael Smith informed the board of directors of his communications with Houlihan Lokey on the previous day. The board of directors also discussed with Michael Smith and legal counsel the current material terms of the contemplated agreements. The board of directors voted 4 to 0, with one director absent, in favor of the contemplated stock issuance transactions, approved a form of the stock purchase and exchange agreement, and authorized @Track's officers to execute and deliver the stock purchase and exchange agreement with such changes as they deemed necessary or appropriate.


     On February 12, 2001, Houlihan Lokey delivered its final written fairness opinion to @Track. From February 12, 2001 through February 14, 2001, @Track, Minorplanet Systems and Mackay Shields continued the negotiation of the definitive agreement. On February 14, 2001, @Track, Minorplanet Systems and Mackay Shields, on behalf of certain accounts it advises, signed the definitive stock purchase and exchange agreement, which is attached to this proxy statement as Appendix A. "See Material Terms of the Stock Issuance Transactions" on page
   ----------
8.

     We believe that Minorplanet Systems' vehicle management information technology, to which we will acquire exclusive rights in the United States, Canada and Mexico for 99 years if the proposed stock issuance transactions are completed, represents one of the most advanced solution relating to vehicle tracking information services currently available for the small to medium fleet-size companies that operate commercial service vehicles in the U.S. Additionally, the competitive price at which we will acquire the products from Minorplanet Systems should allow us more effective and rapid market penetration. At this time, we anticipate that the required modifications to the vehicle management information unit to allow that unit to operate on U.S. wireless networks should be completed by late summer 2001. Other vehicle management information units may serve as the next-generation long-haul segment product and potentially as a next-generation to our TrackWare product line. Minorplanet Systems' vehicle management information technology represents a feature-rich and competitively-priced product which we can market and sell in potentially the largest and most profitable market sub-segment that we currently intend to pursue. In sum, we believe that the strategic synergies between Minorplanet Systems and @Track will foster growth and create both short-term and long-term value for our stockholders.

Information about @Track


     @Track provides wireless mobile communications, emergency dispatch services, vehicle fleet management and mobile-asset-tracking solutions. @Track currently holds 42 U.S. and foreign patents, with additional U.S. and international patents pending. Its technology combines wireless data and voice technologies with the global positioning satellite system location capabilities to provide products and services that allow businesses to:


     .    track the location of their commercial vehicles;

     .    send voice and data messages to and from their vehicles in the field;

     . send emergency distress calls from their drivers to appropriate local authorities with the touch of a button on a keychain;

     . receive other information about their vehicles such as the estimated time of arrival;

     . calculate the number of miles traveled in a particular state for the purpose of calculating fuel consumption and taxes in a particular state; and

     . receive other data directly from a vehicle's engine control computer, such as average miles per gallon of gas, oil temperature, engine temperature, vehicle speed and total miles driven on a particular trip.


     @Track currently has over 65,000 mobile communications units in service including approximately 35,000 HM 5005S mobile units for the member companies of SBC Communications, Inc. The @Track network will ultimately support approximately 43,000 SBC units once the remaining SBC 5005S units are installed. @Track entered the mobile-asset-tracking market in October 1999 with the introduction of its tractor trailer-tracking product, TrackWare. @Track's TrackWare product combines the technologies of the global positioning satellites and control channel messaging systems to report location details and specific events, such as whether the trailer is connected to a tractor or whether the trailer is loaded with cargo. The TrackWare product comes equipped with a global positioning system receiver, a cellular transceiver licensed by Cellemetry LLC, a microprocessor, antenna, battery and cables. It is pre-configured to report the data requested by the specific customer and shipped ready for installation in approximately 30 minutes. For more information about @Track products and services, please refer to its Web site at www.at-track.com.
                                          ----------------


Information about Minorplanet Systems and Minorplanet Limited


     Minorplanet Systems is a United Kingdom public company whose shares are listed on the Alternative Investment Market, which is part of the London Stock Exchange. Founded four years ago in Leeds, England, Minorplanet Systems has approximately 1,300 customers, with an installed customer base of approximately 30,000 vehicles. Like @Track, it produces and sells systems which track vehicles by using the global positioning satellite technology, together with its proprietary software, that produces management information to help fleet managers to manage their vehicle fleets more efficiently. Minorplanet Systems' vehicle management information technology allows its customers to track the location of their vehicles and receive highly detailed reports about the vehicles' activities, similar to the information collected by @Track's products. However, Minorplanet Systems' products and services are specifically designed and priced for the small-to-medium size fleets of commercial service vehicles. It currently has operations in England, Ireland, Australia, Spain and Holland.

     Minorplanet Systems has a key strategic alliance with GE Capital Fleet Services whereby Minorplanet Systems and GE Capital Fleet Services jointly market and promote Minorplanet Systems' technology and services to GE Capital Fleet Services' customers. In November 2000, GE Capital Fleet Services announced that it had extended its strategic alliance with Minorplanet Systems to include North America. GE Capital Equity Investments, which is in the same group of companies as GE Capital Fleet Services, owns 17% of the equity of Minorplanet Systems and has the option to increase this holding to 25%. This option is exercisable within 21 days prior to August 28, 2001 at a price of (pound) 0.150 per share.


     Minorplanet Systems' last financial year ended August 31, 2000. For this year, its turnover, or annual gross revenue, was (pound)17.3 million and its profit before tax was (pound)686,000. The consolidated balance sheet on August 31, 2001 showed net assets of (pound)27,178 million, which included (pound)11,518 million of cash on hand. Minorplanet Systems had no debt except for a term loan of (pound)1.3 million. As of May 11, 2001, the currency conversion rate was $___ USD for every one United Kingdom pound sterling.


     Minorplanet Limited is a United Kingdom private limited company and wholly-owned subsidiary of Minorplanet Systems, and it is the principal operating subsidiary of Minorplanet Systems. Because @Track is only acquiring the exclusive right to market, sell and operate Minorplanet Systems' vehicle management information technology in the U.S., Canada and Mexico, Minorplanet Limited will transfer all of its other assets and liabilities to another company prior to the closing of the stock purchase and exchange agreement transactions. Minorplanet Systems has granted a blanket indemnity to @Track for any and all liabilities and expenses incurred by Minorplanet Limited prior to closing of the stock purchase and exchange agreement. The original deal between Minorplanet Systems and @Track called for Minorplanet Systems to simply license its vehicle management information technology to @Track in exchange of 140,000,000 shares of @Track's common stock, but this structure was determined to be commercially impossible due to the amount of tax that Minorplanet Systems would have to pay in the United Kingdom as a result of this structure. Hence, the current stock exchange structure was created to substantially eliminate the United Kingdom tax issue, which structure has been cleared by the appropriate United Kingdom taxing authority. Please see "United Kingdom Tax Clearance and Certain United Kingdom Tax Considerations" on page 11 for more information.

Material Terms of the Stock Issuance Transactions


     The following discusses the material terms of the stock purchase and exchange agreement, the senior note exchange offer and related transactions. You should carefully read the stock purchase and exchange agreement in its entirety as it is the legal document that governs the proposed stock issuance transactions with Minorplanet Systems and Mackay Shields. The stock purchase and exchange agreement is attached to this proxy statement as Appendix A.
                                                          ----------

Stock Purchase and Exchange Agreement


     If proposal 1 is approved by the stockholders, and promptly after the satisfaction or waiver of the other conditions to closing contained in the stock purchase and exchange agreement, we will:


     . sell 10,000,000 shares of our common stock, which number will be reduced to 2,000,000 shares after the reverse stock split is approved, to Minorplanet Systems in exchange for $10,000,000 in cash;

     . issue 140,000,000 shares of our common stock, which number will be reduced to 28,000,000 shares after the reverse stock split is approved, in a change of control transaction to Minorplanet Systems in exchange for all of the shares of Minorplanet Limited, one of its subsidiaries, so that after the closing of the transactions in this proposal Minorplanet Systems will become the majority stockholder of @Track and will effectively control @Track; and

     . issue 794.87 shares of our common stock, which exchange rate will be reduced to 158.97 shares after the reverse stock split is approved, for every $1,000 in principal amount of senior notes exchanged by Mackay Shields.




     At its option, Mackay Shields may exchange its senior notes in the senior note exchange offer rather than under the stock purchase and exchange agreement. A full description of the material terms of the senior note exchange offer is set forth in the section entitled, "The Senior Note Exchange Offer" starting on page 16 of this proxy statement.

Change in Control


     If this proposal is approved and the proposed stock issuance transactions are completed, Minorplanet Systems will become our majority stockholder and will own approximately 58%-64% of our outstanding common stock, depending whether or not you assume that all outstanding options and warrants are exercised. These percentages assume that all of our senior noteholders are accredited investors and accept the senior note exchange offer. Minorplanet Systems will then control the election of all of our directors and any other matter submitted to a vote of our stockholders, including mergers and other extraordinary corporate transactions.


Description of the Vehicle Management Information Technology


     In exchange for the issuance of 140,000,000 shares of our common stock, Minorplanet Systems will sell us all the shares of its wholly-owned subsidiary, Minorplanet Limited. Minorplanet Limited will have the exclusive right to market, resell, distribute and operate the vehicle management information technologies and services in the United States, Canada and Mexico for a period of 99 years. The technology license is an exhibit to the stock purchase and exchange agreement and is attached to this proxy statement. For the products sold under this license, @Track, through its newly-acquired UK subsidiary, will pay cost plus shipping expense for each product. While @Track will not owe any royalty payments to Minorplanet Systems, @Track will pay Minorplanet Systems an annual research and development charge of $1,000,000, which payment amount will be annually reviewed by the parties.


     The system comprises a data collection unit, that continually monitors and records the vehicle's position, speed and distance traveled anywhere in the world using global positioning satellites together with powerful software that analyzes this captured data and presents it to the fleet manager in a variety of formats including graphically, on digital maps, and in a range of customizable reports. Minorplanet Systems has invented and patented a sophisticated method whereby vehicles that return to a base can download captured data automatically and free of charge into the systems software. This system utilizes license exempt FM radio and there is no intervention by the driver or system user. Data can also be retrieved when the vehicle is away from base via a remote download. In connection with its system, Minorplanet Systems uses the GSM cellular telephone network to access stored data. The GSM cellular telephone network is the cellular system that is used in most of the world outside of the U.S.


     Minorplanet System's technology collects and provides historical information such as:

     .    a vehicle's location;

     .    a vehicle's speed;

     .    fuel economy;

     .    distances traveled;

     .    speed limit violations;

     .    travel time and time spent on jobsite; and

     .    unauthorized location visits.


The vehicle fleet manager can automatically receive this information through his computer when the vehicle returns to its home base using FM radio transmissions without any effort by the driver or vehicle fleet manager and without any transmission costs, or he can request to have this information immediately transmitted to him at any time by using the GSM wireless technology network that is the backbone of Minorplanet Systems' communication system.


     This information can be graphically displayed on detailed street maps on the fleet manager's computer or in a number of customizable reports. Fleet managers using this technology can also obtain information on the location of their vehicles using the Internet to access the information.


     The technology is not currently ready for sale and use in the United States. Currently, we are testing the modified Minorplanet Systems technology in certain U.S. metropolitan areas to evaluate the availability of GSM wireless data network coverage, which is widely available in other parts of the world but not the U.S., and compatibility of the technology with GSM networks in the U.S. GSM coverage in the U.S. is currently available only in major U.S. metropolitan areas. However, AT&T Wireless, one of the largest wireless carriers in the U.S., recently announced that it had begun installation of GSM capability in all of its wireless markets, with such installation anticipated to be completed by mid-2002. The initial results of our testing indicate that the technology should function properly on the U.S. GSM wireless data networks, and the GSM coverage areas within these metropolitan areas are sufficient. At this time, @Track believes that the testing, and any additional modifications identified as a result of testing, will be completed by late summer 2001, and provided that the stock purchase and exchange agreement is closed by then, the vehicle management information system technology should be ready for sale in the U.S. at the end of summer 2001. However, there can be no assurance that the late summer 2001 forecasted launch date for the technology in the United States will be met, and the failure to meet this timetable could have a material adverse effect on our business, financial condition and results of operations.


     @Track intends to initially market Minorplanet Systems' technology to businesses that provide services to customers that use commercial vehicles such as light trucks and cars, including local and regional installation and companies and repair maintenance service companies. @Track plans to market the technology initially in a certain limited number of metropolitan areas and expand to additional cities and metropolitan areas over time using a dedicated local sales force.


     @Track plans to use its existing operating infrastructure to support the launch of the Minorplanet Systems' vehicle management information technology where practical to minimize operating expense growth as the number of units supported in the marketplace increases. @Track currently has a national installation and service network, warehousing and distribution, and billing and collecting functions that serve existing product lines that provide location, dispatching, and other mobile asset management information. To further exploit the profit potential of Minorplanet Systems' vehicle management information products and services, @Track plans to employ a dedicated sales force to specifically sell these new products and services. After @Track receives the funds upon the closing of the stock purchase and exchange agreement, we believe that we will have sufficient funds to launch the vehicle management systems in the initial markets we intend to compete. For competitive reasons, we are not disclosing these markets at this time.

Closing Conditions


     In addition to customary closing conditions, the transactions contemplated by the stock purchase and exchange agreement are also subject to other closing conditions, certain of which conditions can be waived by the party or parties imposing such conditions:


     . our common stockholders must approve the stock issuance proposal and the related proposals 2 and 3;

     . Cingular Wireless, the sole holder of @Track's Class B common stock, must consent to the stock issuance transactions and convert all of its shares of class B common stock into shares of our common stock and waive its special approval rights, which conversion Cingular Wireless has agreed to complete prior to closing and which consent and waiver Cingular Wireless has already given to @Track;

     . Minorplanet Systems must obtain the financing needed to complete the proposed stock issuance transactions, which financing has already been obtained subject to the listing requirements of Minorplanet Systems in the United Kingdom;

     . the amended and restated stockholders' agreement dated September 27, 1996 must be terminated. See "Amended and Restated Stockholders' Agreement" on page 56;

     . a majority of @Track's board of directors must approve the stock issuance transactions, which approval has already been obtained by @Track;

     . @Track and certain of its executive officers must have entered into employment agreements;

     . the parties must have entered into a registration rights agreement. See the discussion entitled "Registration Rights and Lock-ups" starting on page 14;

     . @Track's board of directors and stockholders must approve both amendments to our certificate of incorporation contained in proposals 2 and 3 in this proxy statement relating to the increase in authorized common stock and the 1-for-5 reverse stock split;

     . a minimum of 90% of our senior noteholders must accept the senior note exchange offer;

     . the senior note indenture must be amended so that the stock issuance transactions with Minorplanet Systems and senior noteholders will not trigger the change in control provision and other provisions contained in the senior note indenture, which Mackay Shields, as the majority holders of the senior notes, has agreed to do prior to closing;

     . Minorplanet Systems must receive tax clearance from Her Majesty's Inland Revenue Service granting clearance from the recognition of capital gains tax on the license of Minorplanet Limited's technology to us, which clearance has already been obtained;


     . the compensation committee of the board of directors of @Track must adopt a resolution that the proposed stock issuance transactions do not constitute a change in control with respect to the 1994 stock option plan;


     . @Track must deliver written agreements from each employee of @Track who is entering into an employment agreement which waives any change in control provisions in their existing employment agreement;


     . @Track must receive Houlihan Lokey's fairness opinion, which opinion has already been obtained by @Track;


     . Minorplanet Systems' two designees must be appointed to @Track's board of directors;


     . all of the assets and liabilities of Minorplanet Limited, except for the exclusive right to market, resell and operate Minorplanet Systems' vehicle management information technology in the U.S., Canada and Mexico, must be transferred to another company;


     . there must be no event since September 30, 2000 that has had or could reasonably be expected to have a material adverse effect on @Track, Minorplanet Systems or their respective subsidiaries; and


     .    @Track must not be delisted from the Nasdaq SmallCap Market.


Further, if the transactions contemplated by the stock purchase and exchange agreement are not completed by June 30, 2001, then any of the parties have the right to terminate the stock purchase and exchange agreement without any liability to each other. The closing of the stock issuance transactions is anticipated to occur as soon as possible after the annual meeting.

United Kingdom Tax Clearance and Certain United Kingdom Tax Considerations


     The stock exchange transaction with Minorplanet Systems is structured as an exchange by Minorplanet Systems of all the shares of Minorplanet Limited for 140,000,000 shares of our common stock. On January 26, 2001, Minorplanet Systems filed an application for tax clearance with Her Majesty's Inland Revenue Service, which clearance has already been obtained. It is a condition to closing that Her Majesty's Inland Revenue Service grant Minorplanet Systems clearance from the recognition of a United Kingdom capital gains tax as a result of the exchange. The basis of the request for clearance is that Minorplanet Systems has sold stock of a subsidiary, which is exempt from capital gains tax, as opposed to the technology, which is not exempt from capital gains tax and which is owned by the subsidiary. In the future, we will need to ensure that we avoid a disposal with respect to the technology or we will be subject to the United Kingdom capital gains tax, which is applied at a 30% tax rate. To avoid a disposal, we will be prohibited from selling the technology, except through the Minorplanet Systems subsidiary which we will acquire in this transaction, and for a period of six years, Minorplanet Limited and its subsidiary must not cease to form a capital gains group. This means, in particular, that neither Minorplanet Limited nor its subsidiary may:


     .    leave its capital gains group by itself ceasing to exist;

     .    cease to have an accounting period; or

     .    cease to be a resident of the United Kingdom.


There can additionally be a disposal of the technology if Minorplanet Limited or its subsidiary becomes a dual resident investing company or if the company holding the technology ceases to be a resident of the United Kingdom at any time in certain circumstances.


     After the stock exchange with Minorplanet Systems, we will own 100% of the stock of a United Kingdom company that will be conducting business activities in the United States. Because Minorplanet Limited is a United Kingdom corporation, it will pay tax in the United Kingdom on its operations even though its operations will be conducted in the United States. The same income will also be subject to tax in the United States because Minorplanet Limited will be conducting business in the United States. It is anticipated that Minorplanet Limited will distribute all or a portion of its earnings to us. We anticipate that both Minorplanet Limited and us will be able to utilize certain relief provisions to provide some relief from double taxation on the earnings of Minorplanet Limited. However, as a group, we may be forced to pay a greater overall tax liability with respect to the earnings of Minorplanet Limited than if the transaction had been structured as a transfer to us by Minorplanet Limited of technology in exchange for our stock.


Consent of Cingular Wireless - Class B Common Stock


     Cingular Wireless is the sole stockholder of @Track's class B common stock. The terms of the class B common stock require the consent of Cingular Wireless for transactions such as the stock issuance transactions, and such consent is a condition to the completion of the stock purchase and exchange agreement and senior note exchange offer transactions. In addition, in conjunction with the closing, Cingular Wireless has agreed to convert all of its shares of class B common stock into shares of our common stock and waive its special rights. The consent and conversion are also conditions to the closing of the stock purchase and exchange agreement. Assuming that the amendment to our certificate of incorporation is approved in proposal 2 and Cingular Wireless converts its shares of class B common stock to common stock, the class B common stock will be eliminated from our certificate of incorporation.


     The holder of the class B common stock is entitled to receive dividends equal to the dividends payable on the number of shares of common stock into which the shares of class B common stock are then convertible. The holders of common stock and class B common stock generally have identical voting rights and vote together as a single class, with the holder of class B common stock being entitled to a number of votes equal to the number of shares of common stock into which the shares of class B common stock held by it are then convertible. Each share of class B common stock is convertible into 1,600 shares of common stock.



     The holder of class B common stock was granted the right to elect one or more directors, depending on the number of shares of common stock it owns on an as converted basis. The holder of class B common stock has waived its right to elect such directors at this annual meeting. The holder of class B common stock is also entitled to separately approve certain @Track actions, including:

     . the approval of any annual budget or business plan for @Track or any deviation from any annual budget by more than 5%;

     . the issuance by @Track of equity securities, including securities convertible into equity securities, and the incurrence by @Track of debt obligations in an amount exceeding $5 million in any year;

     . the hiring or termination by @Track of the chief executive officer, chief operating officer or chief financial officer;

     . @Track entering into a different line of business or entering into any joint ventures, partnerships or similar arrangements;

     . @Track exiting its current line business or disposing of assets, other than assets sold in the ordinary course of business, in any year with a value in excess of $500,000 or which are otherwise material to @Track's operations;

     . the adoption, implementation or acceptance by @Track of any anti-takeover provisions; and

     . any corporate action that would reduce the number of shares of common stock into which a share of class B common stock is convertible to less than 1,600.

Cingular Wireless has also agreed to irrevocably waive these approval rights prior to closing.

Employment Agreements

     One of the conditions to closing is that @Track enter into an employment agreement with each of the following individuals:

     .    Jana A. Bell
     .    Todd A. Felker
     .    Pierre H. Parent
     .    W. Michael Smith
     .    C. Marshall Lamm
     .    Robert LaMere
     .    J. Raymond Bilbao

     Each of these employees currently has an employment agreement with @Track, which had an initial term that ended on December 31, 2000. These employees are currently employed on a month-to-month basis under these agreements. The terms and provisions of these current employment agreements are described under "Employment Agreements" on page 54 of this proxy statement.


     The form of the new employment agreements to be entered into with each of the above employees is attached as an exhibit to the stock purchase and exchange agreement. The form of employment agreement generally provides that such executives are eligible, at @Track's discretion, to receive stock options in @Track and to participate in the incentive bonus plan for executive officers.



     In the event of a termination without cause, the form of employment agreement provides for payments equal to:

     . the balance of the compensation due under the agreement for the remainder of the initial term or any renewal term, with a minimum payment of six month's salary; and

     . continued medical insurance benefits at @Track's expense for a period of twelve months.


     If the executive is terminated within the six months prior to or within two years following a change of control, excluding the transactions contemplated by the stock purchase and exchange agreement, other than for cause or death, the form of employment agreement provides for severance payments equal to the sum of:



     . 200% of the highest annual salary paid to the executive during the prior two years; and



     . the greater of the average of the annual discretionary bonuses paid to the executive during the prior two years or $35,000.



The form of employment agreement also provides for a payment equal to the amount of excise tax assessed on the lump-sum severance payments. The form of employment agreement further provides the same change of control severance benefits if the executive terminates the employment agreement because of:

     . the reduction of the executive's job title, position or responsibilities without the executive's prior written consent;

     . the change of the location where the executive is based to a location which is more than fifty (50) miles from his present location without the executive's prior written consent; or

     . any reduction of the executive's annual salary and bonus from the highest actual annual salary and bonus paid to executive within the two year period immediately preceding the change of control.

For purposes of the employment agreements, a change of control is defined as:

     . the acquisition by any person or group, other than @Track or a current stockholder or option holder, of 35% or more of @Track's securities;

     . during any two year period, the members of the board of directors at the beginning of the period cease to constitute a majority of the board of directors unless the election or nomination of new directors by the stockholders was approved by 2/3 of directors still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved;

     . a merger of @Track other than a merger in which the stockholders of @Track maintain more than 80% of the voting control in the surviving entity or a merger effected as part of a recapitalization of @Track in which no person, other than a current stockholder or option holder, acquires more than 35% of the voting securities then outstanding; and/or

     . the approval by the stockholders of the complete liquidation of @Track or the sale of substantially all of the assets of @Track.



     The form of employment agreement prohibits the executives from disclosing @Track's trade secrets during their employment or at any time thereafter. The form of employment agreement also prevents the executives from competing with @Track, or soliciting its employees or customers, during the term of their employment and for one year after their termination.

Corporate Governance - Right to Appoint Two New Directors


     As part of the terms of the stock purchase and exchange agreement, the board of directors of @Track will approve the enlargement of the board of directors by two members so that the board of directors has seven members. Under the stock purchase and exchange agreement, Minorplanet Systems will have the right to appoint two directors to @Track's board of directors at closing. Notwithstanding this provision in the stock purchase and exchange agreement, Minorplanet Systems will acquire more than 50% of our shares under the stock purchase and exchange agreement and will be able to control the election of all the directors if it so desires to do so in the future and has the contractual right under the stock purchase and exchange agreement to gain such number of seats on the board of directors commensurate with its percentage ownership of our stock. Under the terms of the stock purchase and exchange agreement, so long as Minorplanet Systems owns at least 5% of the outstanding common stock of @Track, these two directors must both approve the following actions by @Track:


     . any capital expenditure by @Track that is not contemplated in any current annual budget which exceeds $200,000;


     . the hiring and firing of any @Track officer or senior executive reporting to the chief executive officer who has an annual salary of $130,000 or more, or entering into employment agreements with these individuals or amendments to existing agreements;

     . the direct or indirect redemption, purchase or making of any payments with respect to stock appreciation rights and similar types of stock plans;

     . the sale, lease or transfer of any assets of @Track representing 5% or more of @Track's consolidated assets, or the merger, consolidation, recapitalization, reclassification or other changes to the capital stock of @Track;

     . except as required under law, the taking or instituting of bankruptcy or similar proceedings;

     . the issuance, purchase, acquisition or redemption of any capital stock or any notes or debt convertible into equity;

     .    the acquisition of another entity;

     . the entering into any agreement or contract which commits @Track to pay more than $200,000;


     . the amendment of @Track's certificate of incorporation or bylaws that would adversely affect holders of our common stock or Minorplanet Systems' rights under the stock purchase and exchange agreement;

     .    the exiting of, or entering into a different, line of business;


     . the incurrence of any indebtedness or liability or the making of any loan except in the ordinary course of business;

     .    the placing of any lien on @Track's assets or properties; or


     . the adoption or implementation of any anti-takeover provision that would adversely affect Minorplanet Systems.

     These voting rights will allow Minorplanet Systems to exercise substantial control over @Track. Director designees of Minorplanet Systems may be exposed to potential conflicts of interest as a result of their holding director or officer positions at Minorplanet Systems, or any of its affiliates, and @Track.

Registration Rights and Lock-ups


     In connection with the stock purchase and exchange agreement and the senior note exchange offer, we have agreed that within 90 days of the closing of the proposed stock issuance transactions we will prepare and file with the SEC a shelf registration statement covering all of the shares of common stock issued to Mackay Shields and any other senior noteholders who agree to exchange their senior notes. We have further agreed to register 9% of the shares issued to Minorplanet Systems under the stock purchase and exchange agreement on the same shelf registration statement. The form of the registration rights agreement is attached as an exhibit to the stock purchase and exchange agreement. The holders of at least 10% of the shares then outstanding under the shelf registration statement, but in no event less than 3,000,000 shares, may demand up to three underwritten offerings of shares from this shelf registration statement.

     We have also granted holders of at least 15% of the shares of common stock sold in the proposed stock issuance transactions, but in no event less than 3,000,000 shares, the right to demand up to five additional offerings, which may be underwritten offerings, of their remaining shares. These offerings are subject to the conditions that:


     . each offering has anticipated aggregate proceeds at the time of the request in excess of $10,000,000, and



     . no more than two of such demands may take place within any twelve-month period.


Expenses incurred with respect to any demand underwritten offerings will be paid by @Track, excluding underwriters' and brokers' fees and commissions. Both Minorplanet Systems and the senior noteholders also have piggyback rights which generally allow them to participate in other public stock offerings by @Track.



     We have agreed to pay all of @Track's, Minorplanet Systems' and our senior noteholders' expenses in connection with the initial registrations of their shares acquired under the stock purchase and exchange agreement or the senior note exchange offer, including attorney's fees, but excluding underwriters' or brokerage commissions. In addition, we have agreed to indemnify each of them, and their respective affiliates, directors and officers, and any persons controlling them, against liabilities under the securities laws relating to the registration statement, or any violations by us of the securities laws in connection with their offering under the registration statement, except for violations based upon material provided to us by either of them.


     Under the stock purchase and exchange agreement, Mackay Shields has agreed to certain contractual lock-up restrictions. All other senior noteholders who participate in the senior note exchange offer will also be subject to certain contractual lock-up restrictions with respect to their ability to resell shares of our common stock acquired upon completion of the proposed stock issuance transactions. For a period of 180 days from the closing of the proposed stock issuance transactions, Mackay Shields and any other senior noteholders who agree to exchange their senior notes will be prohibited from selling any of their shares. For the period 181-270 days after closing, such stockholders will be entitled to sell up to 25% of their respective holdings. For the period 271-360 days after the closing of the proposed stock issuance transactions, such stockholders will be able to sell an additional 25% of their respective holdings, up to a maximum of 50%. Following the expiration of one year from closing, such stockholders will be free to resell all of their shares.


     During certain 60-day periods following the effective date of a registration statement filed by @Track for the sale of common stock for its own account, and certain 90-day periods following the receipt of a certificate of an authorized officer of @Track stating that a registration would interfere with a transaction contemplated by @Track or involve disclosure obligations that might not be in the best interest of @Track or its stockholders, Mackay Shields and any other senior noteholders who agree to exchange their senior notes may not demand that we register their shares. Minorplanet System has no similar contractual lock-up restrictions on its ability to resell its shares, and it will be able to resell all of its shares immediately after closing, subject to applicable securities laws.

Termination Fee and Expenses


     The stock purchase and exchange agreement requires @Track to pay a termination fee of $2,500,000, plus expenses up to $750,000, to Minorplanet Systems if it terminates the stock purchase and exchange agreement for any of the following reasons:


     . @Track's board of directors fails to recommend approval of the stock issuance transactions or withdraws its recommendation, which recommendation for approval has already been given;

     . @Track's board of directors approves or recommends a different transaction to its stockholders; or

     . @Track initiates, solicits, encourages or knowingly facilitates any inquiries or the making of any acquisition proposal from a third party.


     The payment by @Track of the termination fee and expenses is Minorplanet Systems' exclusive remedy against @Track for material breaches of the stock purchase and exchange agreement, except for willful breaches of the agreement committed by @Track.


Representations and Warranties -Senior Note Indemnity


     Each of @Track, Minorplanet Systems and Mackay Shields has made customary representations and warranties in the stock purchase and exchange agreement for transactions of this type. Each of the parties has agreed to indemnify the other parties for breaches of its respective representations and warranties for three years after closing of the stock purchase and exchange agreement, except in the case of representations and warranties regarding taxes which shall be indemnifiable until three months after the expiration of applicable statute of limitations. In addition to this indemnification, Minorplanet Systems has agreed to grant @Track a blanket indemnity under the stock purchase and exchange agreement with respect to any liabilities incurred prior to closing by Minorplanet Limited, the subsidiary which @Track is acquiring.

The Senior Note Exchange Offer


     We are making the senior note exchange offer in order to retire the senior notes and reduce our outstanding indebtedness. Mackay Shields, which advises over 50% of the senior notes, has agreed to consent to an amendment to the senior note indenture so that the stock issuance transactions with Minorplanet Systems and the senior noteholders can be completed without resulting in a change in control under the senior note indenture that would accelerate the due date of the senior notes. Such amendment would also remove from the senior note indenture most of its restrictive covenants. However, the economic rights of our senior noteholders under the senior note indenture will remain unchanged after the amendments.




     At the same time as the closing of the stock issuance transactions with Minorplanet Systems, we will also issue 794.87 shares of our common stock, which exchange rate will be reduced to 158.97 after the reverse stock split is approved, for every $1,000 in principal amount of senior notes held by Mackay Shields. On May 11, 2001, the closing price of our common stock as reported on the Nasdaq SmallCap Market was $0._____ per share. As of May 11, 2001, Mackay Shields and other senior noteholders for which Mackay Shields is an investment adviser with respect to the senior notes held senior notes with an aggregate principal face amount of $70,762,000. Based on this amount, these individuals and entities will collectively acquire 56,246,590 shares of our common stock, which number will be reduced to 11,249,318 shares after the reverse stock split.



     We have paid all interest owed to Mackay Shields through December 15, 2000, and Mackay Shields has agreed to waive the payment of all interest owed to them after that date until April 30, 2001. We will pay Mackay Shield all interest owed to them from April 30, 2001 until the closing occurs, and if the closing never occurs, we will pay all interest owed on their senior notes. The amount of interest owed through December 15, 2000 for each $1,000 of principal amount of senior notes held by Mackay Shields and other senior noteholders for which Mackay Shields is an investment adviser with respect to the senior notes is $34.38, for a total interest payment of $3,244,000.


     As required by the stock purchase and exchange agreement, on April ___, 2001, we began an exchange offer for our outstanding senior notes. We offered to all our senior noteholders that are accredited investors, to exchange 794.87 shares of our common stock, which exchange rate will be reduced to 158.97 after the reverse stock split is approved, for every $1,000 in principal amount of senior notes they hold. We have also offered to pay interest owed to the senior noteholders on the same terms as our agreement with Mackay Shields.


     The closing of the senior note exchange offer is conditioned upon essentially the same conditions contained in the stock purchase and exchange agreement, which are discussed in the section entitled "Closing Conditions" beginning on page 10.




     Although we have no obligation to do so, we reserve the right in the future to seek to acquire senior notes not exchanged in the senior note exchange offer by means of open market purchases, privately negotiated acquisitions, senior note exchange offers, subsequent senior note exchange offers, redemptions or otherwise, at prices or on terms which may be higher or lower or more or less favorable than those in the senior note exchange offer. Alternatively, the provisions of the senior notes and the senior note indenture allow us to redeem the senior notes or remove the restrictive provisions contained in the senior note indenture. The senior notes first become redeemable at our option on September 15, 2001 at 110.313% of the outstanding principal amount. There can be no assurance as to which, if any, of these alternatives, or combinations thereof, we will pursue.


     Senior noteholders who exchange their senior notes in the senior note exchange offer will not be required to pay brokerage commissions or fees. We will pay all charges and expenses, other than certain applicable taxes, in connection with the senior note exchange offer.


     The senior note exchange offer will expire at 5:00 p.m., New York City time, on May [__], 2001, unless extended by us. We may extend the senior note exchange offer on a daily basis or for such period or periods as we may determine in our sole discretion. However, the actual closing of the senior note exchange offer will occur at the same time as the closing of the stock purchase and exchange agreement transactions, which will occur shortly after proposals 1-3 in this proxy statement are approved by our stockholders at the annual meeting.

Differences in the Rights of senior noteholders and @Track's Common Stockholders





     Each senior noteholder who exchanges its senior notes in the senior note exchange offer will receive our common stock in exchange. The following is a summary of certain material differences between the rights of the senior noteholders and the rights of the holders of our common stock. Although it is impractical to compare all of the aspects of our senior notes and our common stock, the following discussion summarizes certain significant differences between them.

               SENIOR NOTES                                                     COMMON STOCK
               ------------                                                     ------------

                                            Interest/Dividend Rate
                                            ----------------------
The senior notes bear interest at a rate of 13 3/4% per     @Track does not pay interest on common stock. Each holder
year, payable twice a year on March 15 and                  of common stock is entitled to receive such dividends as
September 15 of each year.                                  may be legally declared by the board of directors.

                                                      Maturity
                                                      --------

September 15, 2005.                                         None.

                                    Restrictions on Payment of Interest/Dividends
                                    ---------------------------------------------

None.                                                       Under the Delaware General Corporation Law, @Track may only pay dividends out of its surplus, or if no surplus is
                                                            available, out of its net profits for the fiscal year in
                                                            which the dividend is declared and the preceding fiscal
                                                            year, and neither dividends nor distributions may be
                                                            declared or paid if @Track is or would be rendered insolvent as a result of the dividend or distribution. At this time,
                                                            @Track does not intend to pay dividends on its common stock in the near future.

                                                 Mandatory Redemption
                                                --------------------

Upon the  occurrence of a change of control,  @Track is     None.
required  to make an  offer  to  repurchase  all of the
outstanding  senior  notes at a price  equal to 101% of
the principal  amount  thereof,  plus interest owed and
other  liquidated  damages  to the  senior  noteholders
caused  by the  redemption,  if  any.  However,  Mackay
Shields,  which  advises over 50% of our senior  notes,
has  agreed  to amend  the  senior  note  indenture  to
eliminate this right.


               SENIOR NOTES                                                     COMMON STOCK
               ------------                                                     ------------

                                                 Optional Redemption
                                                 -------------------

The senior notes will be redeemable, at the option of       None.
@Track, in whole or in part, at any time on or after
September 15, 2001, at the redemption prices set forth
in the senior note indenture, plus any interest owed
and other liquidated damages to the senior noteholders
caused by the redemption.

                                                 Conversion Features
                                                 -------------------

None.                                                       None.

                                                       Ranking
                                                       -------

The senior notes are senior obligations of @Track, rank     The common stock is junior to all other securities in right
on par in right of payment with all existing and future     of payment.
unsecured senior indebtedness of @Track and rank senior
in right of payment to any future junior debts of
@Track. Except in the case of certain subsidiaries,
which will guarantee the obligations of @Track under
the senior notes, the senior notes will be effectively
junior to all indebtedness and other obligations of
@Track's subsidiaries. Further, the senior noteholders
will not share in the proceeds from the sale of any
assets in which @Track has granted a lien on until the
repayment of the other debt which is secured by those
assets. The senior note indenture permits @Track and
its subsidiaries to incur additional indebtedness,
subject to certain limitations.

                                                    Voting Rights
                                                    -------------

None.                                                       The holders of common stock are entitled to one vote per
                                                            share on all matters voted upon by stockholders. The
                                                            stockholders do not have the right to cumulate their votes in the election of directors nor the right to acquire
                                                            additional shares to protect their percentage interest when
                                                            @Track issues additional shares, which rights are commonly referred to as preemptive rights.


               SENIOR NOTES                                                     COMMON STOCK
               ------------                                                     ------------

                                                 Other Restrictions
                                                 ------------------

The senior note indenture contains certain restrictions     None.
that, among other things, limit the ability of @Track
to incur more debt, pay dividends or make other
distributions, repurchase any capital stock or junior
debt, make certain investments, create certain liens,
enter into certain transactions with affiliates, sell
assets, enter into certain mergers and consolidations,
allow certain subsidiaries to create certain dividend
and other payment restrictions, enter into sale and
leaseback transactions, and issue or sell capital stock
of certain subsidiaries. However, as previously
discussed, we intend to amend the senior note indenture
to eliminate most, or all, of these restrictions.

                                                    Registration
                                                    ------------

The senior notes were registered under the Securities       @Track has agreed to file at the earliest practicable date,
Act of 1933 under an effective registration statement       and in any event not later than 90 days from the closing of
dated October 31, 1997.                                     the stock purchase and exchange agreement and senior note
                                                            exchange offer transactions, a registration statement with the SEC on an appropriate form.

Recommendation of @Track's Board of Directors and Reasons for the Stock Issuance Transactions


The board of directors unanimously recommends that the stockholders vote "FOR" proposal 1.

Positive Factors

     On February 10, 2001, our board of directors approved the stock purchase and exchange agreement and the stock issuance transactions with Minorplanet Systems and Mackay Shields. In evaluating the proposed stock issuance transactions, the favorable factors and strategic synergies identified and discussed by the board of directors included, but were not limited to:




     . we believe our balance sheet after the stock issuance transactions will comply with Nasdaq's net tangible assets listing requirement due to the elimination of much of our debt which will allow us to maintain our listing on the Nasdaq SmallCap Market, which currently is in jeopardy;


     . the sale of shares to Minorplanet Systems will provide us with an immediate cash infusion of $10,000,000, minus approximately $750,000 which will be used to pay our expenses in connection with the stock issuance transactions, to continue to fund our immediate entry into the small to medium size vehicle fleet segment of the vehicle tracking market and provide us with needed working capital;


     . although Minorplanet Systems will own a majority of our stock after the stock issuance transactions, we believe that we are partnering with a world-wide leader in vehicle management information systems for small-to-medium size companies;




     . @Track will obtain the exclusive, royalty-free right to market, resell and operate Minorplanet System's vehicle management information tracking technology in the United States, Canada and Mexico. We believe that this technology, based upon its competitive price and technical superiority, will allow us to begin competing in the small-to-medium size service vehicle segment of the vehicle tracking market much sooner than if we had to develop our own products for this market. Based upon a third party study, we estimate that the commercial service vehicle segment of the vehicle tracking market consists of approximately 13 million vehicles and is only 6% penetrated;


     . we believe that Minorplanet Systems' extensive experience in offering vehicle information and tracking solutions to small to medium sized local and regional companies operating service vehicle fleets when combined with @Track's nationwide sales, customer service and installation infrastructure, will facilitate our entry into that segment of the vehicle tracking market;


     . the anticipated increases in operational efficiencies and lowering of costs of @Track's tracking products because @Track will be able to leverage and use Minorplanet Systems research and development capabilities;


     . the anticipated reduction of @Track's planned development expenditures because we will no longer need to independently develop a product to compete in the small to medium size commercial service vehicle segment of the vehicle trading market since Minorplanet Systems is granting us the exclusive rights to such technology in the U.S., Canada and Mexico;

     . the proposed stock issuance transactions will allow us to substantially reduce our outstanding debt and related interest payments, which we believe has suppressed the market price for our common stock;


     . the fact that Houlihan Lokey has delivered its fairness opinion that the consideration we will receive in the proposed stock issuance transactions is fair from a financial point of view to our public stockholders; and

     . the current absence of any viable strategic alternatives to the proposed stock issuance transactions, other than a pre-packaged bankruptcy, which we believe will leave our stockholders with little or no value in @Track.

Negative Factors

     In addition to the positive factors discussed above, the following negative factors that were identified and discussed by our board of directors included, but were not limited to:

     . the proposed stock issuance transactions will cause substantial dilution in the percentage ownership of our current stockholders, with the current stockholders owning only approximately 10% of our common stock after the proposed stock issuance transactions are completed;


     . Minorplanet Systems will become our majority stockholder, and will be able to control the election of directors and any other matters submitted to the stockholders for a vote, including mergers;

     . the sale and issuance of up to 225,000,000 shares of our common stock, or 45,000,000 shares after the reverse stock split, and the subsequent registration of some or all of these shares with the SEC could cause the market price of our common stock to decline and to remain low for a substantial period of time;

     . the possible adverse effect on the liquidity of the market for our common stock resulting from the substantial ownership interests being acquired by Minorplanet Systems and the majority senior noteholders, may make it more difficult to sell shares of our common stock in the market;

     . Minorplanet Systems and/or our senior noteholders could sell a substantial number of shares of common stock causing the price per share of common stock to decline after the contractual lock-up limitations expire;

     . the possibility that the sales of Minorplanet Systems' products and services in the United States, Canada and Mexico may be substantially lower than we project; and

     . the limitations that will be placed on our ability to use our net operating loss carryovers to offset our income for tax purposes after the stock issuance transactions are completed, as further discussed on page 37.

     After reviewing all of the positive and negative factors, including, but not limited to the ones discussed above, the board of directors concluded that approving the stock issuance transactions and other necessary related proposals in this proxy statement was in the best interests of @Track and its stockholders. Accordingly, the board of directors recommends a vote "FOR" approval of proposal 1.

Effects of the Stock Issuance Transactions on the Rights of Stockholders

Dilution

     The proposed issuances of our common stock to Minorplanet Systems and our senior noteholders will result in immediate and substantial dilution to the existing holders of our common stock. After the proposed stock issuance transactions, Minorplanet Systems will control a majority of our common stock and will be able to control all decisions of @Track, including the election of all directors if it chooses to do so. The following table sets forth the possible percentages of our common stock that our current stockholders would collectively own as a group after the closing of the proposed stock issuance transactions assuming different scenarios for how many senior noteholders tender their shares in the senior note exchange offer, and whether all or none of @Track's currently outstanding options and warrants are exercised:

            Possible Percentage Ownership of Our Current Stockholders
            ---------------------------------------------------------
                      After the Stock Issuance Transactions
                      -------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                  If Only Mackay Shields        If 90% of the Senior      If 100% of the Senior
                                          Tenders                Noteholders Tender       Noteholders Tender
----------------------------------------------------------------------------------------------------------------------
Assuming all outstanding                   10.5%                        10.0%                        9.8%
options and warrants are
exercised
----------------------------------------------------------------------------------------------------------------------
Assuming no outstanding                    10.9%                        10.4%                        10.1%
options and warrants are
exercised
----------------------------------------------------------------------------------------------------------------------

     The following table sets forth the possible percentages of our common stock that Minorplanet Systems would own after the closing of the proposed stock issuance transactions assuming the same scenarios as above:

              Possible Percentage Ownership of Minorplanet Systems
              ----------------------------------------------------
                      After the Stock Issuance Transactions
                      -------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                  If Only Mackay Shields        If 90% of the Senior      If 100% of the Senior
                                          Tenders                Noteholders Tender       Noteholders Tender
----------------------------------------------------------------------------------------------------------------------
Assuming all outstanding                   62.3%                        59.5%                        57.8%
options and warrants are
exercised
----------------------------------------------------------------------------------------------------------------------
Assuming no outstanding                    64.3%                        61.4%                        59.5%
options and warrants are
exercised
----------------------------------------------------------------------------------------------------------------------

It is a condition to closing that all 1,000 shares of our class B common stock be converted into 1,600,000 shares of our common stock. Hence, the above tables assume these shares were converted into shares of common stock, so that approximately 26,926,829 shares of our common stock are outstanding immediately prior to closing without taking into account the proposed reverse stock split.


Potential Adverse Effect on Stock Price

     If Minorplanet Systems, Mackay Shields or other stockholders were to sell substantial amounts of our common stock in the public market, the market price of our common stock could fall. These sales also might make it more difficult for us to sell common stock or other securities in the future at a time and price that we deem appropriate. While Mackay Shields will be subject to some contractual lock-up restrictions on their ability to resell the shares of our common stock they acquire under the stock purchase and exchange agreement or senior note exchange offer, those restrictions will lapse over time. See "Registration Rights and Lock-ups" beginning on page 14. The sales of large amounts of stock could have the effect of suppressing the price for our common stock for a substantial period of time.

Potential Consequences for Failure to Approve the Stock Issuance Transactions

Nasdaq Delisting

     On February 12, 2001, we received a determination letter from the Nasdaq Listing Qualifications Hearings Panel. In that letter, Nasdaq determined that our common stock will be allowed to remain listed on the Nasdaq SmallCap Market provided that we satisfy the following conditions:

     .    on or about February 23, 2001, we must:

          . provide documentation to Nasdaq evidencing that we have executed definitive transaction documents with Minorplanet Systems and Mackay Shields; and

          . file a preliminary proxy statement with the SEC and Nasdaq including proposals to obtain stockholder approval for:



               .    the Minorplanet Systems transaction;



               .    the conversion of the senior notes held by Mackay Shields;
                    and

               .    a reverse stock split.

     .    on or before April 23, 2001, we must:

          . provide documentation to Nasdaq that the Minorplanet Systems and Mackay Shields transactions have been completed; and

          . make a public filing with the SEC and Nasdaq evidencing net tangible assets of at least $12 million. The filing must contain a balance sheet no older than 45 days, with pro forma adjustments for any significant events or transactions occurring on or before the filing date.

Nasdaq subsequently extended the February 23 deadlines until February 27. We have met the February 27, 2001 deadline requirements. In issuing this letter, Nasdaq also informed us that our trading symbol changed from ATRK to ATRKC to evidence our conditional listing. On March 5, 2001, Nasdaq sent us another letter which added the additional condition that the closing bid price of our common stock must be over $1.00 for a period of 10 consecutive trading days by May 29, 2001. On April _____, 2001, Nasdaq extended the April 23, 2001 and May 29, 2001 deadlines until __________, 2001 and ___________, 2001, respectively.
Copies of these letters are attached to this proxy statement as Appendix B.

     Based upon the foregoing, and unless an extension is obtained from Nasdaq, we believe it is probable that our common stock will be delisted from the Nasdaq SmallCap Market if we fail to complete the stock issuance transactions with Minorplanet Systems and Mackay Shields on or before _________, 2001 or otherwise comply with the other conditions contained in the February 12, 2001 Nasdaq determination letter. There can be no assurances that we will be able to finally complete the stock issuance transactions with Minorplanet Systems and Mackay Shields and satisfy the other conditions to continued listing imposed upon us by Nasdaq on or before ______, 2001, and we believe that our failure to do so will have a material adverse effect on our business, financial condition and results of operations. See proposal 3 for additional consequences of delisting from Nasdaq.

     If our common stock is delisted from the Nasdaq SmallCap Market for any reason, including without limitation, the failure to close the stock purchase and exchange agreement and the senior note exchange offer transactions on or before ___, 2001, Minorplanet Systems and Mackay Shields are not required to complete the transactions, and it is unlikely that the stock issuance transactions will be completed. If we are unable to complete the stock issuance transactions with Minorplanet Systems and Mackay Shields, there can be no assurances that we will be able to raise the necessary capital to continue our operations beyond the year 2001, and such failure to do so will have a material adverse effect on our business, financial condition and results of operations. Further, we believe a Nasdaq delisting could have a substantial impact on our ability to retain key customers. See "Potential Loss of Customers" on page 24.


Going Concern Opinion from Auditors

     Arthur Andersen, our independent auditors, has expressed substantial uncertainty concerning our ability to continue as a going concern in its report on our financial statements for the year ended December 31, 2000.

     We believe that if the stock issuance transactions with Minorplanet Systems and Mackay Shields had been completed prior to the required date of issuance of its opinion, Arthur Andersen would not have issued a going concern opinion. We believe that upon completion of the stock issuance transactions with Minorplanet Systems and Mackay Shields, our resulting financial position will substantially improve and reduce any going concern issues for the near future. However, we believe the marketplace will view the issuance of a going concern opinion in a materially negative manner that may cause the price of our common stock to decline and cause our key customers to terminate or fail to renew existing service contracts with us. If we fail to complete the proposed stock issuance transactions, the lingering effect of the going concern opinion may have a material adverse effect on our business, financial condition and results of operations.

S&P Downgrading - Need for Financing and Possible Bankruptcy

     On February 14, 2001, Standard & Poor's downgraded our corporate credit rating from C+++ to D. Additionally, Standard & Poor's downgraded the rating on our senior notes from C+++ to D. The downgrading of the ratings of our corporate credit and our senior notes was based upon the announcement of a letter of understanding with Mackay Shields for the exchange of their senior notes for equity at less than the face value amount of the senior notes. Under the policies of Standard & Poor's, such a transaction amounts to a default on the senior notes, although Standard & Poor's recognizes that there is no existing default on the senior notes under the related indenture. This downgrading may have a material adverse effect on our business, financial condition and results of operations.

     We believe this downgrading will make it extremely difficult to obtain other financing if the proposed stock issuance transactions are not completed. While we had sufficient cash to make the March 15, 2001 interest payment on the senior notes and currently have enough cash to pay our other current liabilities, if the transactions with Minorplanet Systems and Mackay Shields are not completed we may not be able to meet our interest payments and other obligations after August 31, 2001. The stock purchase and exchange agreement generally prohibits us from soliciting alternative financing. Other than the proposed stock issuance transactions, we are not considering any other financings at this time. Hence, if we can not obtain alternative financing on acceptable terms by August 31, 2001, we may be forced to file a petition for bankruptcy. There can be no assurance that alternative financing will be available at all or available on terms acceptable to us or our stockholders in the future, and the recent S&P credit downgrading will make it increasingly difficult to obtain such alternative financing.

Potential Loss of Customers

     Regardless of whether the proposed stock issuance transactions are completed, if our common stock is delisted from the Nasdaq SmallCap Market, we believe that delisting will have a material adverse effect on our business, financial condition and results of operations. We believe that many of our customers will view such delisting in a very negative manner and may potentially fail to renew service contracts or cancel existing service contracts. The majority of our existing customer base has service agreements that are terminable by either the customer or us on 30 days prior written notice. Additionally, two of our largest customer contracts are up for renewal in the near future, and a delisting may convince these key customers to cancel or decline to renew their service contracts with us. The loss of these key customers will have a material adverse effect on our business, financial condition and results of operations. If our common stock is delisted from the Nasdaq SmallCap Market, there can be no assurances that we will be able to renew or retain the service agreements with these or any of our other key customers. If we are unable to renew or retain our service agreements with key customers and suffer a decline in the price of our stock, this may have a material adverse effect on our business, financial condition and results of operations.

     We also believe that delisting will probably have a negative effect on our ability to attract new customers. Such developments could lead to the ultimate downfall of our business.

New Product Development

     If we are unable to complete the stock issuance transactions with Minorplanet Systems and Mackay Shields, we will have to develop our own product for the small-to-medium commercial service vehicle segment of the vehicle tracking market. There can be no assurance that we will be able to develop such a product in the next twelve months or that, if developed, such product will be competitive in the marketplace. Such developments could have a material adverse effect on our business, financial condition and results of operations. In order to develop such product, we will need to raise capital. There can be no assurances that we will be able to raise the necessary capital if the delisting of our common stock from the Nasdaq SmallCap Market were to occur, and such failure to raise capital could have a material adverse effect on our business, financial condition and results of operation.

Potential Loss of Key Employees

     If proposal 1 is not approved by the stockholders, it is possible that some or all of our key employees and officers may decide to seek employment elsewhere. At this time, our key personnel only have employment agreements that run on a month-to-month basis. While it is expected that our key employees will enter into employment agreements in connection with stock purchase and exchange agreement transactions, there are no assurances that they will enter into such agreements, and it is likely that many or all of these individuals will not enter into long-term employment agreements if we do not consummate the stock issuance transactions contemplated by this proposal 1. We rely heavily on our management team, and the loss of key individuals could adversely affect our operations and results.








Interests of Certain Persons in the Stock Issuance Transactions

     In considering the recommendations of @Track's board of directors, you should be aware that certain members of @Track's management have certain interests in the stock issuance transactions that are in addition to the interests of stockholders generally and that may create potential conflicts of interest.



     The following senior officers of @Track have an interest in the stock issuance transactions since one of the conditions to closing of the stock purchase and exchange agreement discussed in proposal 1 is that each of the following senior officers execute an employment agreement with @Track:

     .    Jana Ahlfinger Bell
     .    J. Raymond Bilbao
     .    W. Michael Smith
     .    Todd Felker
     .    Pierre H. Parent
     .    Marshall Lamm
     .    Robert LaMere

     See the section entitled "Employment Agreements" on page 12 for a more complete description of the terms of these employment agreements. It is also contemplated that @Track will issue additional stock options to such executives following the closing of these transactions.

Opinion of Houlihan Lokey



     Houlihan Lokey Howard & Zukin Financial Advisors, Inc. has delivered its independent opinion to the board of directors that:

     . the receipt of $10,000,000 in cash from Minorplanet Systems in exchange for 10,000,000 shares of our common stock;

     . the granting to us of the exclusive right to market, resell and operate Minorplanet Systems' vehicle management information technology in the U.S., Canada and Mexico in exchange for 140,000,000 shares of our common stock; and

     . the proposed stock exchange transactions with Mackay Shields and our other senior noteholders at an exchange rate of 794.87 shares of our common stock per $1,000 in principal amount of our senior notes exchanged by the senior noteholders, is fair to our public stockholders from a financial point of view. Houlihan Lokey is a nationally recognized investment banking firm that is continually engaged in providing financial advisory services in connection with mergers and acquisitions, leveraged buyouts, business valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructuring, and private placements of debt and equity securities. Houlihan Lokey has no material prior relationship with @Track or its affiliates.

     Houlihan Lokey was first contacted by Locke Liddell & Sapp LLP, @Track's outside legal counsel, on or about January 22, 2001 to analyze the proposed stock issuance transactions and render an opinion as to the fairness, from a financial point of view, to @Track's public stockholders of the consideration to be received by @Track in connection with the proposed stock issuance transactions. As compensation to Houlihan Lokey for its services in connection with rendering the fairness opinion, @Track paid Houlihan Lokey a fee of $250,000 plus reasonable out of pocket expenses. No portion of Houlihan Lokey's fee was contingent upon the successful completion of the stock issuance transactions. @Track has also agreed to indemnify Houlihan Lokey and related persons against certain liabilities, including liabilities under Federal securities laws, arising out of the engagement of Houlihan Lokey, and to reimburse Houlihan Lokey for certain expenses.

     Houlihan Lokey did not, and was not requested by @Track to, make any recommendations as to the form or amount of consideration to be paid to @Track in connection with the stock issuance transactions. In arriving at its opinion, Houlihan Lokey made its determination as to the fairness to the public stockholders, from a financial point of view, of the consideration to be received by @Track in connection with the stock issuance transaction on the basis of the analyses described below. The board of directors did not give Houlihan Lokey any special instructions. No restrictions or limitations were imposed by @Track upon Houlihan Lokey with respect to its investigation made or the procedures followed by Houlihan Lokey in rendering its opinion.

     A copy of the fairness opinion, which sets forth the assumptions made, the matters considered and certain limitations on the scope of review undertaken by Houlihan Lokey, is attached to this proxy statement as Appendix C. The summary of the fairness opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the fairness opinion.

     In arriving at its opinion, Houlihan Lokey made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Houlihan Lokey:

     . reviewed @Track's annual reports to stockholders on Form 10-K for the fiscal years ended December 31, 1999 and quarterly reports on Form 10-Q for the three quarters ended September 30, 2000, and company-prepared interim financial statements for the period ended December 31, 2000, which @Track's management has identified as being the most current financial statements available;

     . reviewed copies of the following agreements: a draft of the stock purchase and exchange agreement dated February 12, 2001, and a draft of the Exclusive License and Distribution Agreement by and between Minorplanet Limited and Mislex (302) Limited dated February 12, 2001;

     . met with certain members of the senior management of @Track to discuss the operations, financial condition, future prospects and projected operations and performance of @Track, and met with representatives of @Track's counsel to discuss certain matters;

     . visited the principal facilities and business offices of @Track located in Richardson, Texas;

     . reviewed forecasts and projections prepared by @Track's management with respect to @Track for the years ended December 31, 2001 through 2005;

     . reviewed the historical market prices and trading volume for @Track's publicly traded securities;

     . reviewed certain other publicly available financial data for certain companies that it deemed comparable to @Track, and publicly available prices and premiums paid in other transactions that it considered similar to the stock issuance transactions;

     . reviewed drafts of certain other documents to be delivered at the closing of the stock issuance transactions; and

     . conducted such other studies, analyses and inquiries as it deemed appropriate.

Houlihan Lokey arrived at valuation ranges for @Track by utilizing two principal valuation methodologies:

     . Comparable Market Multiple Analysis. Comparable market multiple analysis considers the capitalization multiples for certain operating results of a peer group of companies and applies selected capitalization multiples based on a comparative financial analysis of @Track and the peer groups of companies. The capitalization multiples used by Houlihan Lokey included enterprise value to projected revenue and enterprise value to projected subscribers as discussed more fully in the "Comparable Market Multiple Analysis" section which follows below.

     . Discounted Cash Flow Analysis. Discounted cash flow analysis provides a method for establishing a range of values of a business based on projected earnings and capital requirements and the cash flows expected to be generated by operation of the business.

     The valuation ranges arrived at by Houlihan Lokey based on these valuation methodologies are discussed more fully in this section below. Houlihan Lokey then reached its fairness conclusion based on the valuation ranges derived from these valuation methodologies.

Comparable Market Multiple Analysis

     The purpose of comparable market multiple analysis it to arrive at a valuation range for @Track based on the range of values observed from comparable publicly-traded companies. Six companies that provide location and tracking services were determined to be the most representative for comparative purposes:


     .    Aether Systems, Inc.
     .    @Road, Inc.
     .    Motient Corporation
     .    SiGEM, Inc.
     .    SignalSoft Corporation
     .    Trimble Navigation Limited

     Houlihan Lokey compared the projected operating results of @Track to the projected operating results of the comparable public location and tracking companies. For each of the comparable public companies, Houlihan Lokey analyzed, among other things: current market value of equity; current interest-bearing debt; projected subscribers; and projected revenues.

     Houlihan Lokey then made a determination of the relative risks associated with the business of @Track compared to the businesses of the comparable public companies, and made a determination as to the appropriate multiples to apply to the projected operating results of @Track. Such comparative analyses formed the basis for Houlihan Lokey's selection of multiples for @Track as discussed below.

     With respect to historic revenues, @Track is generally larger than most of the location and tracking companies taken as a group. @Track has had lower than average growth in revenues over the past two years than the comparable companies taken as a group. @Track's projected revenue growth rate is lower than most of the comparable companies. However, @Track's current subscriber base is larger than the average subscriber base of the comparable companies taken as a group. Additionally, @Track's projected subscriber base is larger than most of the comparable companies taken as a group. @Track's projected subscriber base growth rate is lower than the median projected growth rate of the comparable companies taken as a group. Therefore, Houlihan Lokey determined that the selected multiples to apply to the projected operating results of @Track should be between the low and high multiples of the comparable companies.

     Multiples of the forecasted results provided by @Track's management for fiscal years ending December 31, 2001 and December 31, 2002 were used. Forecasted operating results, as opposed to historic operating results, were used as @Track expects that the systems technology license obtained by @Track in the stock issuance transactions will enhance @Track's product offering and increase sales. Enterprise value to projected revenue multiples as well as enterprise value to projected subscribers multiples were used. Enterprise value is defined as the book value of a company's debt and preferred equity, provided that book value is not materially different from market value, plus the market value of the company's equity, less the book value of a company's cash and cash equivalents.

The review of the comparable companies indicated the following:

                           ---------------------December 31, 2001 forecasted----------------------
                                    enterprise value/revenues/(1)/       enterprise value/subscribers/(2)/
                                    ------------------------------       ---------------------------------
     Low                                      2.01 x                              $1,431 x
     High                                     4.74 x                              $2,882 x

     Median                                   3.44 x                              $2,157 x
     Mean                                     3.40 x                              $2,157 x

                                    December 31, 2002 forecasted
                                    enterprise value/revenues/(3)/
                                    ------------------------------
     Low                                      0.46 x
     High                                     1.83 x

     Median                                   1.53 x
     Mean                                     1.28 x

(1) Trimble Navigation Limited was excluded from the range as analyst forecasts were not available.
(2) SiGEM, Inc., SignalSoft Corporation, and Trimble Navigation Limited were excluded from the range as analyst forecasts were not available.
(3) SignalSoft Corporation and Trimble Navigation Limited were excluded from the range as analyst forecasts were not available.

     To arrive at estimates of a range of @Track's enterprise value, the selected multiples were multiplied by the appropriate revenue and subscriber forecasts. Houlihan Lokey assumed that 100 percent of the senior noteholders would accept the terms of @Track's senior note exchange offer and exchange their senior notes for shares of @Track's common stock. Therefore, @Track's post-transaction pro-forma debt was assumed to be zero. Houlihan Lokey assumed that @Track's post-transaction pro-forma cash would include the cash and equivalents on-hand prior to the transaction, plus the cash received for the @Track common stock purchased by Minorplanet Systems, less the cash paid to the senior noteholders for accrued interest through December 15, 2000. The post-transaction pro-forma cash was then added to the estimated range of enterprise value to arrive at the estimated range of equity value.

Results of Comparable Market Multiple Analyses

     The comparable market multiple analysis yielded a range of marketable minority equity value (i.e., the value of the entire company without giving effect to any premium attributable to any control element) between $239.0 million and $481.3 million with a median value of approximately $360.1 million.


Discounted Cash Flow Analysis

     A version of the discounted cash flow analysis called the terminal earnings before interest and taxes model, often called the terminal EBITDA model, was used to estimate a range of the value of @Track. The terminal EBITDA model uses free cash flow over a discrete projection horizon with an assumed terminal value at the end of the projection horizon. The discrete free cash flow projections incorporate expectations of the level of cash investment, such as net capital expenditures and working capital, required to maintain @Track in the future. The terminal value is estimated by applying an EBITDA multiple to the forecasted EBITDA at the end of the projection horizon.

     The forecasted financial information provided by @Track management incorporated the projected operating results from @Track's existing products and services, as well as the projected results from the products and services based on Minorplanet Systems' vehicle management information technology. Houlihan Lokey analyzed the forecasted financial information provided by @Track's management for the fiscal years ending December 31, 2001 through 2005 to determine the level of free cash flows. The forecasted December 31, 2005 EBITDA was then multiplied by a range of EBITDA multiples to arrive at the estimated range of terminal value. The forecasted free cash flows and estimated range of terminal value were then discounted to present value using a discount rate determined based upon the discount rate observed in the public market for @Track's equity, as well as the comparable location and tracking companies' equity, and adjusted for the risk associated with achieving the forecast.

     After Houlihan Lokey's analysis of @Track and the comparable companies, discount rates of 25 to 35 percent for the cost of equity and terminal EBITDA multiples of 5.0x to 9.0x were considered reasonable for @Track. The results of the terminal EBITDA model produced an estimate of the range of @Track's enterprise value. Houlihan Lokey assumed @Track would have no outstanding debt after the stock issuance transactions. The post-transaction pro-forma cash was then added to the estimated range of enterprise value to arrive at the estimated range of equity value.

Results of Discounted Cash Flow Analysis

     The discounted cash flow analysis yielded a range of the marketable minority values between $264.4 million and $389.5 million with a median value of approximately $322.1 million.

Conclusions

     Houlihan Lokey considered the valuation ranges from the comparable market multiple analysis and discounted cash flow analysis and concluded that a range of marketable minority equity value between $251.7 million and $435.4 million was reasonable for @Track. To determine the range of equity value on a per-share basis, Houlihan Lokey assumed @Track would issue approximately 223.6 million new shares of common stock in the stock issuance transactions, bringing the total number of post-transaction outstanding shares to approximately 248.9 million. Houlihan Lokey concluded the reasonable post-transaction per-share range of estimated value of @Track's common stock was between $1.12 and $1.86. The low end of this range represents a 30 percent premium to the 60-day average closing price of @Track's common stock prior to January 10, 2001, a 47 percent premium to the 30-day average closing price of @Track's common stock prior to January 10, 2001, and a 15 percent premium to the closing price of @Track's common stock on January 10, 2001.

     In the aforementioned analysis, the estimate of the post-transaction per-share value range of @Track's common stock was greater than the pre-transaction per-share value, leading Houlihan Lokey to conclude that the consideration to be received by @Track in connection with the stock issuance transactions is fair to the public stockholders from a financial point of view.

     The aforementioned analyses required studies of the overall market, economic and industry conditions under which @Track operates, and @Track's operating results. Houlihan Lokey incorporated research into, and consideration of, these conditions into the analyses.

     The fairness opinion is based on the business, economic, market and other conditions as they existed as of February 12, 2001. In rendering the fairness opinion, Houlihan Lokey relied upon and assumed, without independent verification, the accuracy, completeness and fairness of all of the financial information and other information reviewed by Houlihan Lokey for purposes of the fairness opinion, and that the financial results and projections provided to Houlihan Lokey by @Track have been reasonably prepared and reflect the best current available estimates of the financial results, condition, and prospects of @Track. Houlihan Lokey did not independently verify the accuracy or completeness of the information supplied to it with respect to @Track and does not assume responsibility for it. Except as set forth above, Houlihan Lokey did not make any physical inspection or independent appraisal of the specific properties, assets or liabilities of @Track.

     The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. In arriving at the fairness opinion,

Houlihan Lokey did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Houlihan Lokey believes its analyses and the summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses, or portions of this summary, without considering all factors and analyses, could create an incomplete view of the processes underlying the analyses set forth in the fairness opinion. In its analyses, Houlihan Lokey made numerous assumptions with respect to @Track, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of @Track. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

Pro Forma Financial Statements Giving Effect to the Transactions

                   @TRACK COMMUNICATIONS, INC. AND SUBSIDIARY
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                (in thousands)

                                                                                                       Unaudited
                                                          As Reported                                  Pro Forma
                                                          December 31,                                 December 31,
                                                              2000                   Adjustments          2000
                                                          ------------               -----------       ----------

                                                 ASSETS
Current assets:
 Cash and short-term investments                              $ 20,641                   10,000 (2)      $ 30,641
 Other current                                                  35,119                                     35,119
                                                              --------                                  ---------
  Total current assets                                          55,760                                     65,760
Network, equipment and software, net                            12,851                                     12,851
Other assets, net                                               12,433                   80,509 (2)(5)     91,331
                                                                                         (1,611)   (3)
                                                              --------                                  ---------
  Total assets                                                $ 81,044                                  $ 169,942
                                                              ========                                  =========

                              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
 Accounts payable and accrued liabilities                     $ 17,134                      750  (5)     $ 17,884
 Income taxes payable                                               --                      612  (4)          612
 Other current liabilities                                      17,801                                     17,801
                                                              --------                                   --------
  Total current liabilities                                     34,935                                     36,297
Senior notes payable                                            92,484                  (70,762) (3)       23,125
                                                                                          1,403  (3)
Other non-current liabilities                                   11,966                                     11,966
                                                              --------                                   --------
  Total liabilities                                            139,385                                     71,388
                                                              --------                                   --------

Stockholders' equity (deficit): (note 12)
 Common Stock                                                      256                    1,500  (2)         467
                                                                                            563  (3)
                                                                                             16 (10)
                                                                                         (1,868)(11)
 Additional paid-in capital                                    149,996                    9,900  (2)     273,292
                                                                                         78,600  (2)
                                                                                         33,185  (3)
                                                                                            (16)(10)
                                                                                            (36) (5)
                                                                                           (205) (5)
                                                                                          1,868 (11)
 Accumulated deficit                                          (208,046)                  34,000  (3)    (174,658)
                                                                                           (612) (4)
 Treasury stock                                                   (547)                                     (547)
                                                              --------                                  --------
  Total stockholders' equity (deficit)                         (58,341)                                   98,554
                                                              --------                                  --------
  Total liabilities and stockholders' equity (deficit)        $ 81,044                                  $169,942
                                                              --------                                  --------

            See accompanying notes to pro forma fmancial statements

                  @TRACK COMMUNICATIONS, INC. AND SUBSIDIARY
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       (In thousands, except per share)

                                                                                               Unaudited
                                                        As Reported                            Pro Forma
                                                        Year Ending                           Year Ending
                                                        December 31,                          December 31,
                                                            2000          Adjustments             2000
                                                        ------------      -----------         ------------
Total Revenues                                          $    102,130                          $    102,130
Total Cost of Revenues                                        70,673                                70,673
                                                        ------------                          ------------
Gross Margin                                                  31,457                                31,457

Operating Expenses                                            36,368            8,051 (6)           44,080
                                                                                 (339)(6)
                                                        ------------                          ------------
Operating Loss                                                (4,911)                              (12,623)

Interest Expense, net                                        (11,997)           9,730 (7)           (1,972)
                                                                                  295 (7)
Other Income                                                   1,569                                 1,569
                                                        ------------                          ------------
  Loss before income taxes, extraordinary item and
    cumulative effect of accounting change                   (15,339)                              (13,026)
Income tax provision                                               -                                     -
                                                        ------------                          ------------
  Loss before extraordinary item and
    cumulative effect of accounting change                   (15,339)                              (13,026)
Extraordinary item, net of pro forma income tax effect             -           33,366 (9)           32,765
                                                                                 (601)(8)
Cumulative effect of accounting change                        (5,206)                               (5,206)
                                                        ------------                          ------------
  Net income/loss                                            (20,545)                               14,533
                                                        ============                          ============

Pro forma basic and diluted income/(loss) per share
  before 1 for 5 split:
  Loss before extraordinary item and cumulative
    effect of accounting change                         $      (0.61)                         $      (0.06)
  Extraordinary item                                               -                                  0.14
  Cumulative effect of accounting change                       (0.20)                                (0.02)
                                                        ------------                          ------------
  Net income/loss                                       $      (0.81)                         $       0.06
                                                        ============                          ============

Weighted average number of shares outstanding
  Basic and diluted                                           25,291          207,847 (10)         233,138
                                                        ============      ===========         ============

Pro Forma basic and diluted income/(loss) per share
  after 1 for 5 split
  Loss before extraordinary item and cumulative
    effect of accounting change                         $      (3.03)                         $      (0.28)
  Extraordinary item                                               -                                  0.70
  Cumulative effect of accounting change                       (1.03)                                (0.12)
                                                        ------------                          ------------
  Net income/loss                                       $      (4.06)                         $       0.31
                                                        ============                          ============
Weighted average number of shares outstanding
  Basic and diluted                                            5,058           41,568               46,628
                                                        ============      ===========         ============

           See accompanying notes to pro forma financial statements

                   @TRACK COMMUNICATIONS, INC. AND SUBSIDIARY
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


1) The pro forma, consolidated balance sheet as of December 31, 2000 assumes the transactions occurred on December 31, 2000. The pro forma, consolidated statement of operations for the year ending December 31, 2000 assumes the transactions occurred on January 1, 2000. The pro forma financial statements include certain assumptions that are documented in these notes to pro forma financial statements.


     The unaudited pro forma financial statements are not necessarily indicative of the results of operations or the financial position that would have occurred had the transaction been consummated on January 1, 2000, nor are they necessarily indicative of future results of operations or financial position. The unaudited, pro forma financial statements should be read together with the historical consolidated financial statements of @Track incorporated by reference in this document.



2) Issuance of 150 million shares of @Track common stock to Minorplanet Systems (on a pre-reverse split basis) in exchange for $10 million and all of the outstanding stock of Minorplanet Limited, which will own the exclusive license to sell and operate Minorplanet System's vehicle management information technologies and services in North America. The sole asset of Minorplanet Limited will be the license right, and no other assets liabilities or operations are purchased as part of this transaction. The fair value of @Track's common stock used in the purchase valuation below was $0.60, which represents the average market price of @Track's common stock prior to and after the public announcement of the Minorplanet Systems transaction. The calculation of the license right for purposes of the unaudited, pro forma balance sheet is as follows:


          Total shares issued for license right and cash    150,000
          Assumed price per share on or around closing        $0.60
                                                            -------
          Total market value of shares issued               $90,000
          Cash received as part of transaction              (10,000)
          Estimated purchase transaction costs                  509
                                                            -------
          Value of license right                            $80,509
                                                            =======


3) Exchange of 794.87 shares (on a pre-reverse split basis) of @Track common stock for each increment of $1,000 of principal amount of senior notes held by Mackay Shields and accounts advised by Mackay Shields. For purposes of this pro forma adjustment, it is assumed that the price of @Track common stock on or around the day of closing of the transactions is $0.60 per share. @Track's stock price has historically been volatile, and the ultimate number and valuation of the shares for purposes of calculating the extraordinary gain on the extinguishment of the senior notes will be dependent upon the market value of the common stock at the date of redemption and the actual number of senior note holders accepting @Track's senior note exchange offer. The amounts assumed for purposes of the unaudited, pro forma balance sheet are as follows:


          Total senior notes assumed converted                   $70,762
          Write-off of unamortized bond discount                  (1,403)
          Write-off of unamortized deferred issuance costs        (1,611)
          Issuance of 56,247 shares at par value                    (563)
          Issuance of 56,247 shares (additional paid in capital) (33,185)
                                                                 -------
          Extraordinary Gain                                     $34,000
                                                                 =======


4)   Tax effect of extraordinary gain on early extinguishment of debt.




5) For purposes of the unaudited, pro forma balance sheet, the following is assumed:

          Transaction costs associated with license rights          $509
          Transaction costs associated with issuance of
              common stock to redeem senior notes                    205
          Transaction costs associated with issuance of common
              stock for $10,000 cash                                  36
                                                                     ---
          Total transaction costs                                   $750
                                                                    ====

6) Adjustment to provide for $8,051 of amortization of license rights valued at $80,509 (see note 2 for explanation of valuation of license right) purchased by @Track. The license right is assumed to be amortized, on a straight-line basis, over a 10-year period. Also includes the reversal of $339 of amortization associated with net deferred senior note issuance costs of $1,950 that, on a pro forma basis, are written off assuming certain of the senior notes are converted to common stock (see note 9 below).


7) Adjustment to reverse $9,730 of interest expense associated with $70,762 of senior notes assumed converted to common stock on a pro forma basis. Also includes the reversal of $295 of interest expense associated with senior note discount of $1,698 that, on a pro forma basis, is written off as a result of the conversion of $70,762 of senior note debt to common stock (see note 9 below).



8)   Tax effect of extraordinary gain on early extinguishment of senior notes.



9) Extraordinary gain, on a pro forma basis, is associated with the early extinguishments of the senior notes and is calculated as follows:


        Total senior notes assumed converted                   $70,762
        Write-off of unamortized bond discount                  (1,698)
        Write-off of unamortized deferred issuance costs        (1,950)
        Issuance of 56,247 shares at $0.60 per share           (33,748)
                                                               --------
            Extraordinary gain (pre-tax)                       $33,366
                                                               ========


@Track's stock price has historically been volatile, and the ultimate number and valuation of the shares for purposes of calculating the extraordinary gain on the extinguishment of the senior notes will be dependent upon the market value of the common stock at the date of redemption and the actual number of senior noteholders accepting @Track's senior note exchange offer.


10) Represents the issuance, on a pro forma basis, of the following common stock shares:


           Shares issued for cash and license right               150,000
           Shares issued for conversion of senior notes            56,247
           Conversion of Class B shares to common stock             1,600
                                                                  -------
               Total shares issued                                207,847
                                                                  =======


11) Reclassification to reflect $0.01 par value of common stock for the 1 for 5 stock split.


12) The following table contains information concerning @Track's capitalization as of December 31, 2000 and the pro forma capitalization as of December 31, 2000 after giving effect to the transactions on both a pre and post split basis. Amounts presented in the columns are in thousands.

                                                      Unaudited      Unaudited
                                                      Pro Forma      Pro Forma
                                       Actual         Pre-split    1 for 5 Split
                                    Dec. 31, 2000   Dec. 31, 2000   Dec.31, 2000
                                    -------------   -------------   ------------
Stockholder's equity (deficit):
  Common Stock, $0.01 par value,
  50,000,000 shares authorized,
  500,000,000 shares authorized
  pro forma, 100,000,000 shares
  authorized pro forma assuming
  1 for 5 split; 25,638,826
  issued and 25,326,829 outstanding,
  233,485,416 issued and 233,173,419
  outstanding pro forma, 46,697,083
  issued and 46,634,684 outstanding
  pro forma assuming 1 for 5 split        256             2,335            467

  Common Stock, Class B, $0.01 par
  value, 1,000 shares authorized,
  none pro forma; 1,000 shares
  issued and outstanding, none
  outstanding pro forma.                    -                 -              -

  Additional paid in capital          149,996           271,425        273,292

  Accumulated Deficit                (204,046)         (174,658)      (174,658)

  Treasury Stock, 311,997 shares
  at cost, at December 31, 2000
  and pro forma, 62,399 shares
  pro forma assuming 1 for 5 split       (547)             (547)          (547)
                                    ----------        ----------     ----------
                                    $ (58,341)        $   98,554     $   98,554
                                    ==========        ==========     ==========

Selected Consolidated Financial Data


     The historical financial data presented in the table on the next page are derived from the Consolidated Financial Statements of @Track, which are contained in @Track's Form 10-K for the year ended December 31, 2000, which is being sent to you with this proxy statement. The financial results do not necessarily indicate @Track's future operations or financial results. The data presented below should be read in conjunction with @Track's Consolidated Financial Statements and notes thereto, and with the section "Management's Discussion and Analysis of Financial Condition and Results of Operations" also contained in @Track's Form 10-K for the year ended December 31, 2000. Arthur Andersen LLP, our independent auditors, have included in their report on @Track's financial statements for the year ended December 31, 2000, an explanatory paragraph expressing uncertainty regarding @Track's ability to continue as a going concern. Historical results are not necessarily indicative of future results.

Year ended December 31,

                                                         2000          1999          1998         1997         1996
                                                     -----------   -----------   -----------  -----------   -----------
Statement of Operations Data
Revenues:
 Product                                             $   41,971    $   43,018    $   16,950   $   27,187    $   14,645
 Ratable product                                         12,093             -             -            -             -
 Service                                                 48,066        52,655        46,463       27,445        16,056
                                                     -----------   -----------   -----------  -----------   -----------
  Total revenues                                        102,130        95,673        63,413       54,632        30,701
                                                     -----------   -----------   -----------  -----------   -----------
Cost of revenues:
Product                                                  30,031        34,752        13,222       22,133        15,099
Ratable product                                          10,006             -             -            -             -
Service                                                  30,636        26,724        32,419       21,397        11,489
Writedown of inventory                                        -             -             -            -         1,943
                                                     -----------   -----------   -----------  -----------   -----------
 Total cost of revenues                                  70,673        61,476        45,641       43,530        28,531
                                                     -----------   -----------   -----------  -----------   -----------
Gross profit                                             31,457        34,197        17,772       11,102         2,170
                                                     -----------   -----------   -----------  -----------   -----------

Expenses:
General and administrative                               12,478        14,706        22,875       11,872         7,997
Customer service                                          7,146         7,770        10,604       11,493         8,089
Sales and marketing                                       4,980         4,091         7,372        7,723         9,139
Engineering                                               4,345         2,685         5,399        4,604         3,487
Network services center                                   1,512         1,437         1,992        1,416           607
Severance and AutoLink termination costs                      -          (189)        5,357            -             -
Depreciation and amortization                             5,907         6,551         5,829        2,684         1,482
                                                     -----------   -----------   -----------  -----------   -----------
                                                         36,368        37,051        59,428       39,792        30,801
                                                     -----------   -----------   -----------  -----------   -----------
  Operating loss                                         (4,911)       (2,854)      (41,656)     (28,690)      (28,631)

Interest income                                           1,371         2,037         4,827        2,500           809
Interest expense                                        (13,368)      (13,422)      (17,099)      (4,857)       (1,691)
Other income (expense)                                    1,569         2,715                                     (230)
                                                     -----------   -----------   -----------  -----------   -----------
 Loss before income taxes, extraordinary item and
   cumulative effect of accounting change               (15,339)      (11,524)      (53,928)     (31,047)      (29,743)
Income tax provision                                          -             -             -            -             -
                                                     -----------   -----------   -----------  -----------   -----------
 Loss before extraordinary item and
   cumulative effect of accounting change               (15,339)      (11,524)      (53,928)     (31,047)      (29,743)
Extraordinary item                                            -             -        18,867            -          (317)
Cumulative effect of accounting change                   (5,206)            -             -            -             -
                                                     -----------   -----------   -----------  -----------   -----------
 Net loss                                            $  (20,545)   $  (11,524)   $  (35,061)   $ (31,047)   $  (30,060)
                                                     ===========   ===========   ===========  ===========   ===========

Basic and diluted loss per share:

Loss before extraordinary item and cumulative
    effect of accounting change                      $    (0.61)   $    (0.46)  $    (2.17)    $   (1.25)   $    (1.39)
  Extraordinary item                                          -             -          0.76            -         (0.01)
  Cumulative effect of accounting change                  (0.20)            -             -            -            -
                                                     -----------   -----------   -----------  -----------   -----------
  Net loss                                           $    (0.81)   $    (0.46)  $     (1.41)   $   (1.25)   $    (1.40)
                                                     ===========   ===========   ===========  ===========   ===========
Weighted average number of shares outstanding            25,291        24,974        24,899       24,864        22,763
                                                     ===========   ===========   ===========  ===========   ===========

Other Financial and Operating Data (unaudited)
Units installed at December 31,                          67,336        50,825        47,657        33,122        20,354
Average monthly service revenue per unit ("ARPU")    $    70.08    $    82.54   $     99.56     $   85.54      $  76.23

December 31,             2000      1999      1998       1997       1996
                       --------   -------  --------   --------   --------

Balance Sheet Data

Cash and short-term
 investments           $ 20,641   $17,768   $26,169   $ 46,486   $ 19,725
Working capital          20,825    35,660    29,143     64,729     24,605
Network, equipment
 and software, net       12,851    15,703    20,649     15,482      8,629
Total assets             81,044    74,073   103,126    146,473     42,929
Notes payable            92,484    92,090    91,697    120,956          -
Stockholder's equity
 (deficit)              (58,341)  (38,051)  (26,791)     8,270     34,664

Capital expenditures   $  2,600   $ 3,103   $10,520   $  9,499    $ 5,139


Summary Unaudited Pro Forma Financial Data


     The following table sets forth summary unaudited, pro forma financial data that is presented to give effect to the transactions. The information was prepared based on the following assumptions:


     . The income statement data is presented as if the transactions had been consummated on January 1, 2000.

     . The balance sheet data is presented as if the transactions had been consummated on December 31, 2000.


     You should consider the following:


     . The unaudited, pro forma financial data are not necessarily indicative of the results of operations or the financial position that would have occurred had the transactions been consummated on January 1, 2000, nor are they necessarily indicative of future results of operations or financial position.

     . The unaudited, pro forma revenue and expense data exclude any revenues or expenses expected to be realized through the marketing of Minorplanet Systems' vehicle management information technologies and services in North America.


     The unaudited, pro forma financial statements should be read together with the historical consolidated financial statements of @Track incorporated by reference in this document and the unaudited, pro forma financial statements contained elsewhere in this document.

                                                                Year Ended
                                                            December 31, 2000
                                                         -----------------------
                                                           (In millions except
                                                              per share data)

Income Statement Data

     Revenues  .................................................  $102,130
     Operating expenses  .......................................  44,080
     Interest expense, net  ....................................  1,972
     Loss before extraordinary item and cumulative effect of
       accounting change  ......................................  (13,026)
     Extraordinary item  .......................................  32,765
     Net income.................................................  14,533

     Net income (loss) per common share, basic and diluted......  $0.31
     Weighted average number of shares outstanding..............  46,628

Balance Sheet Data (at December 31, 2000)

     Network, equipment and software, net.................    $12,851
     License right........................................    80,509
     Total assets.........................................    169,942
     Long-term debt.......................................    23,125
     Stockholders' equity.................................    98,554


Federal Income Tax Consequences to @Track of the Stock Issuance Transactions


     As of December 31, 2000, we have a net operating loss carryover of approximately $182.9 million for federal income tax purposes which expires between 2007 and 2020. The stock issuance transactions with Minorplanet Systems will cause us to experience an "ownership change," as such term is defined in
Section 382 of the Internal Revenue Code of 1986 because there will be a greater than 50 percentage point change in our ownership. Accordingly, substantial limitations will be placed on our carryover tax attributes. In particular, there will be significant limitations on the amount of taxable income we generate after the ownership change that may be offset with our net operating loss carryforwards generated prior to the ownership change. A corporation's annual limitation is generally computed by determining the product of the value of such corporation immediately before the ownership change and the applicable long-term tax-exempt rate (e.g. 5.31% for ownership changes occurring in February 2001). A corporation's annual limitation may be increased by certain built-in gains and built-in income items that exist at the time of the ownership change and that are recognized within 5 years of the ownership change.


     The issuance of common stock to one or more holders of the senior notes in satisfaction of such senior notes will cause us to recognize income from discharge of indebtedness equal to the excess of the adjusted issue price of the senior notes exchanged for common stock over the fair market value of our common stock transferred in satisfaction of such indebtedness. We do not anticipate incurring a regular federal income tax liability attributable to such income because our regular net operating loss carryover should be of sufficient magnitude to offset such income. However, we anticipate that we will incur a federal alternative minimum tax liability with respect to the exchange approximately equal to 2% of the total income from discharge of indebtedness, which will be approximately $650,000.

Vote Required


     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting is required for approval of the issuance of the up to 225,000,000 shares of common stock, which number will be reduced to 45,000,000 shares after the proposed reverse stock split is approved, to Minorplanet Systems and our senior noteholders on the terms described in this proxy statement. As of May 11, 2001, there were 25,326,829 shares of our common stock outstanding, and there were 1,000 shares of class B common stock outstanding and entitled to vote on this proposal. Broker non-votes and abstentions will not be counted as having voted for this proposal. Because the 1,000 shares of class B common stock are convertible into 1,600,000 shares of common stock and the class B common stock shares vote together with our common stock on this proposal as a single class, the total number of shares of common stock entitled to vote on this proposal is 26,926,829 shares.


     The adoption of proposal 1 is conditioned on the adoption of proposals 2 and 3.


     Stockholders have no right under Delaware law or our certificate of incorporation or bylaws to exercise dissenters' rights of appraisal with respect to any of the transactions contemplated by the stock purchase and exchange agreement or senior note exchange offer.




     The board of directors recommends a vote "FOR" approval of the stock issuances described above. All proxies solicited by the board of directors will be voted "FOR" proposal 1 unless stockholders specify in their proxies a contrary choice.




                                   PROPOSAL 2:
  Amendment To Certificate of Incorporation Increasing Authorized Common Stock
                      From 50,000,000 to 100,000,000 Shares


     Our board of directors has proposed amending Article IV of our certificate of incorporation, to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares, which number will not be effected by the proposed reverse stock split. The number of shares of preferred stock will remain unchanged at 20,000 shares. As the sole holder of our class B common Stock, Cingular Wireless has agreed to convert its class B shares to common stock prior to the closing of the stock issuance transactions. The approval of this amendment will also eliminate the class B common stock as part of our authorized capital stock. The full text of this proposed amendment is attached to this proxy statement as Appendix D.
----------


     As described in proposal 1, we will require up to 225,000,000 shares of our common stock, before considering the reverse stock split, to complete the stock purchase and exchange agreement and senior note exchange offer transactions. Assuming that the 1-for-5 reverse stock split in proposal 3 is approved by our stockholders, we only require approximately 45,000,000 shares for issuance under these transactions. However, given that we will already have 25,326,829 shares outstanding and an additional 9,272,066 shares reserved for issuance upon the exercise of outstanding options and warrants and the conversion of 1,000 shares of class B common stock to 1,600,000 shares of common stock, and given that we anticipate that we may issue shares of our common stock in the future to raise additional capital to effectively operate our business, our board of directors believes that our authorized common stock should be increased to 100,000,000 shares. Adoption of the amendment to our certificate of incorporation is required in order for us to issue these shares. However, adoption of the proposed amendment is not conditioned on stockholder approval of the stock issuance transactions with Minorplanet Systems and our senior noteholders described in proposal 1. If proposal 2 is approved, authorized shares of common stock that are not issued to Minorplanet Systems and our senior noteholders will be available for issuance from time to time in the future.


     As of May 11, 2001, there were 25,326,829 shares of common stock outstanding. In addition, as of that date, 1,851,316 shares were reserved for issuance under our stock option plans and 5,820,750 additional shares were reserved for issuance under outstanding warrants. Holders of common stock are not entitled, as a matter of right, to preemptive rights or the right to subscribe for any other @Track securities, although we have granted such rights to Minorplanet Systems and Mackay Shields in the stock purchase and exchange agreement. The issuance of common stock from time to time in the future to Minorplanet Systems and our senior noteholders in connection with the exercise of such preemptive rights, or to others, will significantly further dilute the interests of existing holders of our common stock.


Recommendation of the Board of Directors - Reasons


     The board of directors recommends that you vote 'FOR" the approval of proposal 2. Because proposal 1 is condition upon the approval of this proposal 2, the board of directors believes that the same considerations relating to proposal 1 should also be considered when deciding how to vote this proposal. Further, you should consider the fact that the increase in authorized common stock to 100,000,000 shares could allow the board of directors to issue additional shares of stock in the future in a manner that may have an anti-takeover effect on @Track and discourage offers for your shares that may be attractive. However, the board of directors has not approved the proposed increase in authorized common stock for this purpose, and the board of directors has no current intention to issue additional shares in a manner designed to have an anti-takeover effect on @Track.


Vote Required


     The affirmative vote of the holders of not less than a majority of our outstanding shares of common stock is required for approval of the amendment increasing our authorized shares of common stock to 100,000,000 shares. Broker non-votes and abstentions will not be counted as having been voted on the proposal. As of May 11, 2001, there were 25,326,829 shares of our common stock outstanding, and there were 1,000 shares of class B common stock outstanding and entitled to vote on this proposal. Because the 1,000 shares of class B common stock is convertible into 1,600,000 shares of common stock and the class B common stock shares vote together with the common stock on this proposal as a single class, the total number of shares of common stock entitled to vote on this proposal is 26,926,829 shares. The adoption of proposal 2 is not conditioned upon the approval of the other five proposals.

     The board of directors recommends a vote "FOR" approval of this amendment to our certificate of incorporation increasing the number of authorized shares of common stock to 100,000,000. All proxies solicited by the board of directors will be voted "FOR" proposal 2 unless stockholders specify in their proxies a contrary choice.


                                   PROPOSAL 3:
                    Amendment to Certificate of Incorporation
                  Effecting a One-For-Five Reverse Stock Split


     Our board of directors has proposed amending Article IV of our certificate of incorporation to effect a 1-for-5 reverse stock split. The proposed amendment will reduce the number of issued and outstanding shares of our common stock by approximately 4/5, with each 5 shares of common stock currently outstanding, referred to as "old common stock," becoming 1 share of "new common stock." Further, each option to purchase 5 shares of our common stock under our 1994 stock option plan will become the option to purchase 1 share of our common stock. The text of this proposed amendment is attached to this proxy statement as Appendix E.
                                                          ----------

Purpose of the Reverse Stock Split


     The purpose of the reverse stock split is to facilitate the continued listing of our common stock on the Nasdaq SmallCap Market. On December 6, 2000, we received a notice from Nasdaq that we were no longer in compliance with the net tangible asset/market capitalization/net income requirements. However, we believe that the recapitalization to be effected by the stock issuances in proposal 1 will bring us into compliance with this rule. Recently, our common stock has failed to maintain a minimum bid price of $1.00 on a consistent basis as required for continued listing on the Nasdaq SmallCap Market.


     At the January 11, 2001 delisting hearing, Nasdaq expressed concern about our ability to maintain the minimum bid price of $1.00 in the future, and suggested that we effect a reverse stock split. Since January 11, 2000, the closing bid price of our common stock has ranged from $1.28 to $0.38 per share. On February 12, 2001, Nasdaq delivered a formal written order that made our continued listing conditional upon our compliance with certain conditions. On March 5, 2001, we received another letter from Nasdaq informing us that our common stock was failing to meet the closing bid price requirement of $1.00. These letters are attached to this proxy statement as Appendix B. Nasdaq has
                                                      ----------
informed us that the closing bid price of our common stock must be over $1.00 for a period of 10 consecutive trading days by May 29, 2001 or we will be delisted. Hence, we will probably be delisted from Nasdaq if the stock issuance transactions and the reverse stock split are not approved by the stockholders and subsequently completed. One of these conditions imposed by Nasdaq is that our stockholders approve a reverse stock split in addition to the approval of the stock issuance transactions in proposal 1 of this proxy statement. See the prior discussion of these conditions in the section "Potential Consequences for Failure to Approve the Stock Issuance Transactions-Nasdaq Delisting" beginning on page 22.


     If the market price for our common stock remains below $1.00 per share and we are no longer listed on the Nasdaq SmallCap Market, our common stock may be deemed to be penny stock. If our common stock is considered penny stock, it will be subject to rules that impose additional sales practices on broker-dealers who sell our securities. For example, broker-dealers selling penny stock must make a special suitability determination for the purchaser and must have received the purchaser's written consent to the transaction prior to sale. Also, a disclosure schedule must be prepared before any transaction involving a penny stock can be completed, and disclosure is required about:


     . sales commissions payable to both the broker-dealer and the registered representative; and

     .    current quotations for the securities.

Monthly statements are also required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock. Because of these additional obligations, some brokers may not effect transactions in penny stocks. This could have an adverse effect on the liquidity of our common stock.

     The board of directors believes that the reverse stock split is likely to result in the bid price of our common stock rising above the $1.00 minimum bid price requirement, thereby permitting the continued listing of our common stock on the Nasdaq SmallCap Market. However, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split or that the market price of our common stock will rise or remain above $1.00 after the 1-for-5 reverse stock split.

Effectiveness of the Reverse Stock Split


     If proposal 3 is approved by stockholders, the reverse stock split would become effective at such time as we file the amendment to our certificate of incorporation with the Delaware Secretary of State. Even if the reverse stock split is approved by stockholders, our board of directors has discretion not to carry out the reverse stock split if it determines that the reverse split is not necessary to avoid the delisting of our common stock from the Nasdaq SmallCap Market, based on market prices at the time, or it determines that the split will not be beneficial for any other reason. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment.

Certificates and Fractional Shares


     As soon as practicable after the effective date of the reverse stock split, we will request all stockholders to return their stock certificates representing shares of old common stock outstanding on the effective date in exchange for certificates representing the number of whole shares of new common stock into which the shares of old common stock have been converted as a result of the reverse stock split. Each stockholder will receive a letter of transmittal from our transfer agent containing instructions on how to exchange certificates. Stockholders should not submit their old certificates to the transfer agent until they receive these instructions. In order to receive new certificates, stockholders must surrender their old certificates in accordance with the transfer agent's instructions, together with the properly executed and completed letter of transmittal.

     Beginning with the effective date, each old certificate, until surrendered and exchanged as described above, will be deemed for all purposes to evidence ownership of the number of whole shares of new common stock into which the shares evidenced by the old certificates have been converted. No fractional shares will be issued. In lieu of any fractional shares, each holder of old common stock who would otherwise have been entitled to a fraction of a share of new common stock upon surrender of the holder's certificates will be entitled to receive a cash payment, without interest, determined by multiplying:

     . the fractional share to which the holder would otherwise be entitled, after taking into account all shares of old common stock then held of record by the holder; and

     . the average last sale price of shares of old common stock for the 20 trading days immediately before the effective date, or if no such sale takes place on such days, the average of the closing bid and asked prices for such days, in each case as officially reported on the Nasdaq SmallCap Market.

Effects of the Reverse Stock Split


     Depending on the number of senior noteholders who accept the senior note exchange offer, the principal effect of the reverse stock split will be to decrease the number of shares of common stock that would be outstanding after the completion of the stock issuance transactions described in proposal 1 from approximately 233,126,830 to 251,926,830 shares to approximately 46,625,366 to 50,385,366 shares. The 25,326,829 outstanding shares held by our current stockholders will be reduced to approximately 5,065,365 shares outstanding after the reverse stock split is effected, which number excludes the 1,000 shares of class B common stock which will be converted to shares of common stock prior to the closing of the proposed stock issuance transactions. In addition, the board of directors will take appropriate action to adjust proportionately the number of proposed stock issuance shares of common stock issuable upon exercise of outstanding options under the 1994 stock option plan to reflect the reverse stock split. All outstanding warrants of @Track will by their terms be automatically adjusted to reflect the reverse stock split. As a result, following the effective date, the number of shares of common stock issuable upon the exercise of outstanding options under the 1994 stock option plan will be reduced from approximately 1,654,621 shares to approximately 330,924 shares.



     We expect the reduction in the number of outstanding shares to increase the bid price of our common stock, although there can be no assurance that the price will increase in inverse proportion to the 1-for-5 reverse stock split ratio. The trading price of our common stock depends on many factors, many of which are beyond our control. The higher stock price may increase investor interest and reduce resistance of brokerage firms to recommend purchasing our common stock.


     The liquidity of our common stock may be adversely affected by the reduced number of shares outstanding after the reverse stock split. In addition, the split will increase the number of stockholders who own odd-lots. An odd-lot is fewer than 100 shares. Stockholders who hold odd-lots may experience an increase in the cost of selling their shares and may have greater difficulty in making sales.

     The shares of new common stock will be fully paid and non-assessable. The amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. Because no fractional shares of new common stock will be issued, any stockholder who owns fewer than 5 shares of old common stock will cease to be a stockholder of @Track on the effective date. We do not anticipate that the reverse stock split will result in any material reduction in the number of holders of common stock. No stockholder's percentage ownership of the new common stock will be altered by the reverse stock split except for the effect of eliminating fractional shares. We estimate that the cost to pay for the fractional shares will not be material.


     While our issued and outstanding shares will be reduced by 4/5ths, our authorized common stock will not be reduced, and indeed, will actually be increased if the increase in authorized shares of common stock in proposal 2 is approved by our stockholders. Hence, the overall effect will be an increase in the number of authorized but unissued shares of common stock. Our board of directors may issue these shares in its discretion. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of common stock.

     While the board of directors believes it advisable to authorize and approve the reverse stock split for the reasons set forth above, the board of directors is aware that the increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect. Our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders seeking to control @Track. The reverse stock split is not being recommended by the board as part of an anti-takeover strategy.

Certain Federal Income Tax Consequences of the Reverse Stock Split


     The following description of certain federal income tax consequences of the reverse stock split is based on the Internal Revenue Code of 1986, applicable U.S. Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (for example, nonresident aliens, broker-dealers or insurance companies) or any aspects of state, local or foreign tax laws. Stockholders are urged to consult their own tax advisors to determine the particular tax consequences to them of the reverse stock split.

     Because the reverse stock split is not part of a plan to increase periodically a stockholder's proportionate interest in our assets or earnings and profits, and because cash is being issued in lieu of fractional shares to avoid the trouble, expense and inconvenience of issuing fractional shares, the reverse stock split should not result in the recognition by stockholders of any gain or loss for federal income tax purposes (except to the extent of the cash received in lieu of fractional shares). The holding period for each share of new common stock received by a stockholder will include the stockholder's holding period for its shares of old common stock with respect to which the shares of new common stock are issued, provided that the shares of old common stock were held as capital assets. The adjusted tax basis of each share of new common stock received by a stockholder (including the fractional share for which cash is received) will be the same as the adjusted tax basis of the shares of old common stock with respect to which the share of new common stock is issued. A stockholder who receives cash in lieu of a fractional share of new common stock generally will recognize taxable gain or loss equal to the difference, if any, between the amount of cash received and the portion of the stockholder's aggregate adjusted tax basis in the shares of old common stock allocated to the fractional share. If the shares of old common stock allocated to the fractional shares were held by the stockholder as capital assets, the gain or loss resulting from the payment of cash in lieu of the issuance of a fractional share will be taxed as capital gain or loss.

Vote Required and Recommendation


     The affirmative vote of the holders of the majority of our outstanding shares of common stock is required for approval of the reverse stock split. Broker non-votes and abstentions will not be counted as having been voted for the proposal. As of May 11, 2001, there were 25,326,829 shares of our common stock outstanding, and there were 1,000 shares of class B common stock outstanding and entitled to vote on this proposal. Because the 1,000 shares of class B common stock are convertible into 1,600,000 shares of common stock and the class B common stock shares vote together with our common stock on this proposal as a single class, the total number of shares of common stock entitled to vote on this proposal is 26,926,829 shares. The adoption of proposal 3 is not conditioned on the adoption of the other five proposals.




     The board of directors recommends a vote "FOR" approval of the amendment effecting the 1-for-5 reverse stock split. All proxies solicited by the board of directors will be voted "FOR" proposal 3 unless stockholders specify in their proxies a contrary choice.

                                   PROPOSAL 4:
                 Amendment to @Track's 1994 Stock Option Plan to
                          Increase the Number of Shares




The Amendment




     @Track's amended and restated 1994 stock option plan currently permits a maximum of 2,474,463 shares to be issued upon the exercise of options under the 1994 stock option plan to employees and non-employee directors of @Track. The board of directors has approved an amendment to the 1994 stock option plan which will increase this number to 5,100,000 shares. The 1994 stock option plan also currently provides that no more than 593,478 shares may be issued upon the exercise of options by any one person under the 1994 stock option plan. The board of directors also approved an increase in this amount to 1,000,000 shares. The full text of the amendment to the 1994 stock option plan is attached to this proxy statement as Appendix F.
                   ----------


     As of May 11, 2001, there were stock options for the purchase of 196,695 shares of common stock remaining available for grant as awards under the 1994 stock option plan. If this amendment is approved by the stockholders, there will be 4,769,076 shares available for issuance upon the exercise of options under the 1994 stock option plan in the future after the reverse stock split is approved. Please note that while issued and outstanding options will be subject to the 1-for-5 reverse stock split described in proposal 3, the total number of shares available for issuance upon the exercise of options under the 1994 stock option plan and the number of options which may be granted to any one employee does not automatically change under the terms of the 1994 stock option plan, and will NOT be affected by the reverse stock split. In addition, the board of directors will take appropriate action to adjust proportionately the number of shares of common stock issuable upon the exercise of the outstanding options to reflect the reverse stock split. In the opinion of the board of directors, it is appropriate to amend the 1994 stock option plan to increase the number of shares available for issuance to ensure that @Track will be able to attract and retain skilled employees, consultants and directors, as well as issue options to our current executive officers and key employees pursuant to employment agreements we enter into with each of them in connection with the stock issuance transactions described in proposal 1.


     Section 162(m) of the Internal Revenue Code limits the deductibility of compensation paid to specified executive officers to $1,000,000 per officer in any one year. Compensation which qualifies as performance-based compensation is not taken into account for the purposes of this limitation. The board of directors has determined that options issued under the 1994 stock option plan with an exercise price at least equal to the fair market value of @Track's common stock on the date of grant should qualify as performance-based compensation. In order to qualify stock option awards under the 1994 stock option plan as performance-based compensation, the stockholders of @Track must approve a limit on the number of shares for which options may be granted in any year to any employee. As the number of options granted to any one employee is proposed to increase to no more than 1,000,000 shares, Section 162(m) of the Internal Revenue Code, as well as the terms of the 1994 stock option plan, requires that @Track's stockholders approve this amendment.


     The following description of the 1994 stock option plan is qualified in its entirety by reference to the full text of the 1994 stock option plan, a copy of which is available free of charge to any stockholder upon written request of @Track.


Purpose of the 1994 Stock Option Plan


     The purposes of the 1994 stock option plan are to advance the interests of @Track and its stockholders by providing significant incentives to selected officers and employees of @Track and its subsidiary, and to enhance the interest of such officers and employees in @Track's success and progress by providing them with an opportunity to become stockholders of @Track. Further, the 1994 stock option plan is designed to enhance @Track's ability to attract and retain qualified management and other personnel necessary for the success and progress of @Track.

Term


     The 1994 stock option plan was initially adopted in 1994 with a 10-year term. As amended by the board of directors, subject to stockholder approval, awards of incentive options under the 1994 stock option plan may be made until the date that is ten years after the board of directors' past amendment to the 1994 stock option plan. However, the board of directors may terminate the 1994 stock option plan at any time so long as such action does not impair the rights of any holder of outstanding options.

Administration


     The 1994 stock option plan is administered by the compensation committee of @Track's board of directors. All questions of interpretation and application of the 1994 stock option plan are determined by @Track's compensation committee.


Participation and Transferability


     All officers or other employees of @Track or its subsidiary, including any non-employee members of the board of directors, are eligible to receive option awards under the 1994 stock option plan. The compensation committee shall determine from time to time the individuals who are to receive stock options under the 1994 stock option plan. During the lifetime of participants, incentive options shall be exercisable only by the participant, and no incentive options will be transferable otherwise than by will or the laws of descent and distribution. The compensation committee may permit a participant to transfer a nonqualified option to a family member or a trust benefiting family members. Unless the participant's option agreement provides otherwise, the participant shall be able to exercise any vested options within 60 days of his or her employment termination, provided that the option does not expire prior to such date.

Adjustments


     The shares issued under the 1994 stock option plan may be either authorized and unissued shares, or authorized and issued and outstanding shares, including, in the discretion of the board of directors, shares reacquired by @Track. In the event a stock option expires unexercised, is terminated, or is canceled or forfeited, the shares of common stock allocable to the unexercised portion of that stock option may again be subject to a stock option under the 1994 stock option plan.


     If @Track at any time participates in a reorganization to which Section 424(a) of the Internal Revenue Code applies, and @Track is not the surviving entity or @Track is the surviving entity and the holders of common stock are required to exchange their shares for property and/or securities, @Track shall give each participant written notice of such fact on or before 15 days before such merger or consolidation, and each vested option shall be exercisable in full after receipt of such notice and prior to such merger or consolidation. Options not exercised prior to such merger or consolidation shall expire on the occurrence of such merger or consolidation. A sale of all or substantially all the assets of @Track for a consideration, except for the assumptions of obligations, consisting primarily of securities shall be deemed a merger.

     In the event of the proposed dissolution or liquidation of @Track, the options granted shall terminate as of the date fixed by the compensation committee, provided that not less than 15 days' prior written notice of the date so fixed shall be given to the participant, and the participant shall have the right during the 15-day period preceding such termination, to exercise his or her option.

Stock Options


     The compensation committee may designate a stock option as an incentive option or a nonqualified option. Incentive options may only be awarded to employees. The terms of each stock option shall be set out in a written option agreement which incorporates the terms of the 1994 stock option plan.


     The purchase price per share of common stock under each stock option shall be determined by the compensation committee, and in the case of incentive options, may not be less than the higher of the par value or 100% of the fair market value of the shares of common stock subject to the option on the date the option is granted. Stock options may not be exercisable after 10 years from the date of grant. Additionally, the grant of incentive options to an employee owning over 10% of the voting stock of @Track must be at an exercise price of not less than 110% of the fair market value of the stock on the date of grant, and the incentive option may not be exercisable after 5 years from the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive options are exercisable for the first time by any participant during any one calendar year shall not exceed $100,000. On May 11, 2001, the closing price of the common stock was $____ per share.

     Stock options may be exercised by delivery of a written notice to @Track in such form as the compensation committee may approve stating the number of shares of common stock as to which the option is being exercised and accompanied by payment therefor. No option is deemed exercised in the event that payment therefore is not received, and shares of common stock shall not be issued upon exercise of an option unless the exercise price is paid in full at the time of the exercise. Payment for shares of common stock purchased upon the exercise of an option shall be made in cash or by certified check.

Grants of Nonqualified Options to Nonemployee Directors


     The 1994 stock option plan authorizes the compensation committee to award non-qualified options in its discretion to nonemployee directors.

Amendment of the 1994 Stock Option Plan


     The 1994 stock option plan may be amended at any time by the board of directors, but no amendment which:


     . increases the aggregate number of shares of common stock which may be issued under options granted under the 1994 stock option plan,

     . decreases the minimum option exercise price provided in the 1994 stock option plan,

     . extends the period during which options may be granted under the 1994 stock option plan,

     .    changes the class of individuals eligible to be granted options, or

     .    has the effect of any of the above,


shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the shares of common stock of @Track in accordance with the applicable provisions of the certificate of incorporation and bylaws of @Track and applicable state law. No amendment to the 1994 stock option plan shall, without the consent of a participant, affect such participant's rights under an option previously granted. If stockholder approval of any amendment to the 1994 stock option plan is necessary or desirable under the Securities Exchange Act of 1934 or the Internal Revenue Code, then the effectiveness of any such amendment may be conditioned upon its approval by the affirmative votes of the holders of a majority of the outstanding voting stock of @Track. No change may be made in, and no amendment, rescission, suspension or termination of the 1994 stock option plan shall impair or alter the rights or obligations of holders of outstanding stock options except with their consent.


     The grant of incentive options to an employee does not result in any income tax consequences. The exercise of an incentive option generally does not result in any income tax consequences to an employee if:

     . the incentive option is exercised by the employee during his employment with @Track or a subsidiary of @Track, or within a specified period after termination of employment, and


     . the employee does not dispose of shares acquired upon the exercise of an incentive option before the expiration of two years from the date of grant of the incentive option or one year after exercise and the transfer of the shares to him, whichever is later.

This time period is referred to as the holding period. However, the excess of the fair market value of the shares of common stock as of the date of exercise over the option exercise price is includable in an employee's alternative minimum taxable income in the year of exercise.

     An employee who disposes of his incentive option shares prior to the expiration of the holding period described in the preceding paragraph, which is referred to as an early disposition, generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of


     .    the lesser of:

          .    the fair market value of the shares as of the date of exercise;
               or

          .    the amount realized on the sale, over

     .    the incentive option price.

Any additional amount realized on an early disposition should be treated as capital gain to the employee, short or long term, depending on the employee's holding period for the shares.

     @Track will not be entitled to a deduction as a result of the grant of an incentive option, the exercise of an incentive option, or the sale of incentive option shares after the holding period. If an employee disposes of incentive option shares in an early disposition, @Track would be entitled to deduct the amount of ordinary income recognized by the employee.

     The grant of nonqualified options under the 1994 stock option plan will not result in the recognition of any taxable income by the participant. A participant will recognize ordinary income on the date of exercise of the nonqualified option equal to the excess, if any, of:


     . the fair market value of the shares acquired as of the exercise date, over

     .    the exercise price.

The income reportable on exercise of a nonqualified option is subject to federal income and employment tax withholding. Generally, @Track will be entitled to a deduction for its taxable year within which the participant recognizes compensation income in a corresponding amount.




Federal Income Tax Consequences of the 1994 Stock Option Plan


     The following description of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, applicable U.S. Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers, such as nonresident aliens, broker-dealers or insurance companies, or any aspects of state, local or foreign tax laws.

     The grant of incentive options to an employee does not result in any income tax consequences. The exercise of an incentive option generally does not result in any income tax consequences to an employee if:

     . the incentive option is exercised by the employee during his employment with @Track or a subsidiary of @Track, or within a specified period after termination of employment, and


     . the employee does not dispose of shares acquired upon the exercise of an incentive option before the expiration of two years from the date of grant of the incentive option or one year after exercise and the transfer of the shares to him, whichever is later.

This time period is referred to as the holding period. However, the excess of the fair market value of the shares of common stock as of the date of exercise over the option exercise price is includable in an employee's alternative minimum taxable income in the year of exercise.

     An employee who disposes of his incentive option shares prior to the expiration of the holding period described in the preceding paragraph, which is referred to as an early disposition, generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of:
(i) the fair market value of the shares as of the date of exercise or (ii) the amount realized on the sale, over (b) the incentive option price. Any additional amount realized on an early disposition should be treated as capital gain to the employee, short or long term, depending on the employee's holding period for the shares.

     @Track will not be entitled to a deduction as a result of the grant of an incentive option, the exercise of an incentive option, or the sale of incentive option shares after the holding period. If an employee disposes of incentive option shares in an early disposition, @Track would be entitled to deduct the amount of ordinary income recognized by the employee.


     The grant of nonqualified options under the 1994 stock option plan will not result in the recognition of any taxable income by the participant. A participant will recognize ordinary income on the date of exercise of the nonqualified option equal to the excess, if any, of the fair market value of the shares acquired as of the exercise date over the exercise price. The income reportable on exercise of a nonqualified option is subject to federal income and employment tax withholding. Generally, @Track will be entitled to a deduction for its taxable year within which the participant recognizes compensation income in a corresponding amount.

Section 162(m)

     Section 162(m) of the Internal Revenue Code places a limit on the deductibility for federal income tax purposes of the compensation paid to certain executive officers of @Track. Certain performance-based compensation (such as the compensation recognized upon exercise of nonqualified options awarded under the stock option plan) is not subject to this deduction limit.

Grants under the Stock Option Plan


     There have been no grants under the 1994 stock option plan since the board of directors approved the amendment set forth in this proposal. Accordingly, the benefits or amounts that will be received as a result of this amendment is not currently determinable. The number of options granted for the year ended December 31, 2000 is included on page 53 of this proxy statement.


Registration of Shares


     If this proposal 4 is approved by the stockholders, we intend to register the 2,625,537 additional shares of common stock that will be subject to the options to be granted under the 1994 stock option plan on Form S-8 as soon as is commercially reasonable to do so.

Vote Required and Recommendation


     The affirmative vote of a majority of the outstanding shares of common stock is required to adopt this proposal. Broker non-votes and abstentions will not be counted as a vote in favor of this proposal. As of May 11, 2001, there were 25,326,829 shares of our common stock outstanding, and there were 1,000 shares of class B common stock outstanding and entitled to vote on this proposal. Because the 1,000 shares of class B common stock are convertible into 1,600,000 shares of common stock and the class B common stock shares vote together with our common stock on this proposal as a single class, the total number of shares of common stock entitled to vote on this proposal is 26,926,829 shares. The adoption of proposal 4 is not conditioned upon the adoption of the other five proposals.




     The board of directors recommends a vote "FOR" this proposal to increase the number of shares authorized for issuance under the stock option plan. All proxies solicited by the board of directors will be voted "FOR" proposal 4 unless stockholders specify in their proxies a contrary choice.




                                   PROPOSAL 5:
                           Election of Five Directors


     You are being asked to elect the following five individuals as directors, all of whom are currently serving as directors:


     .    Jana A. Bell
     .    Stephen L. Greaves
     .    Gerry C. Quinn
     .    John T. Stupka
     .    Dr. William P. Osborne.


     In connection with the stock issuance transactions in proposal 1, our board of directors has approved the increase in the size of the board of directors to 7 total directors. Our bylaws permit the board of directors to increase the size of the board of directors without stockholder approval. As required by the stock purchase and exchange agreement discussed in proposal 1, two additional members of our board of directors will be designated by Minorplanet Systems at the closing of the stock purchase and exchange agreement. Accordingly, you are not being asked to approve the increase in the size of the board of directors, or elect the two new directors which will be appointed by Minorplanet Systems.


Organization of the Board of Directors and Meetings


     Our board of directors is currently comprised of five directors. Two directors are affiliated with certain of the principal beneficial owners of @Track's common stock and one director is also an officer of @Track. See "Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationships and Related Transactions." All directors serve until the next annual meeting of the stockholders or until their respective successors are duly elected and qualified. William C. Kennedy, Jr. and Terry Parker resigned from the board of directors in 2000. As allowed by our bylaws, the board of directors appointed Dr. William Osborne to the board of directors in 2001 to fill one of these vacancies.

     During 2000, the board of directors held ten special meetings. The standing committees of the board of directors currently consist of a compensation committee, an audit committee and a nominating committee.


     The compensation committee is responsible for the administration of, and the determination of strategy and policy matters related to, the 1994 stock option plan. The compensation committee also reviews the future compensation of Jana A. Bell and our other executives, as necessary. None of the compensation committee members is an officer or employee of @Track and none holds options granted under @Track's 1994 stock option plan. During 2000, the compensation committee, which was composed of Gerry Quinn, John Stupka and Stephen L. Greaves, met five times.

     The audit committee, with management and @Track's independent accountants, determines the adequacy of internal controls and other financial reporting matters. During 2000, the audit committee, which was composed of former director William C. Kennedy, Jr. until his resignation from the board of directors on March 17, 2000, Terry Parker until his resignation from the board of directors on January 19, 2000, Gerry C. Quinn and Stephen L. Greaves, met five times. In order to maintain compliance with Nasdaq's listing rules, we will be appointing an additional independent director to the board of directors prior to June 14, 2001, and this individual will also be appointed to serve on the audit committee.


     The nominating committee was formed pursuant to the amended and restated stockholders' agreement, dated September 27, 1996, which requires the board of directors to select a three-member nominating committee composed of one member from each of the following stockholder groups:


     .    Erin Mills;
     .    By-Word; and
     .    Carlyle.


The Carlyle stockholders and William Kennedy, Jr., a member of the By-Word stockholders, have irrevocably waived their rights to designate directors to our board of directors under the amended and restated stockholders' agreement. All other members of the By-Word stockholders group have either sold their @Track common stock and/or waived their rights to elect directors to our board under the amended and restated stockholders' agreement. Hence, the Erin Mills stockholders and Cingular Wireless are the only remaining stockholders that have any rights under the amended and restated stockholders' agreement, and these stockholders have agreed to terminate this agreement prior to the annual meeting.


     The nominating committee also considers and makes nominations for additional outside directors for election by the board of directors. During 2000, the nominating committee was composed of Gerry C. Quinn as the Erin Mills member and former director William C. Kennedy as the By-Word member. The nominating committee held one meeting during 2000. See "Certain Relationships and Related Party Transactions" on page 56. The nominating committee will consider nominees recommended by our stockholders. Any stockholder wishing to make a nomination should send a letter providing the name, address, phone number and resume of the nominee to our offices, to the attention of the nominating committee. As noted in this proxy statement, if the stock purchase and exchange agreement transactions are completed, the amended and restated stockholders' agreement will be terminated prior to the closing of the transactions.


     The class B common stock shares do not vote as a single class with the common stock in the election of directors. Our certificate of incorporation currently provides that 4 of the 5 directors are elected by our common stockholders, and 1 director is elected by our class B common stockholders. However, Cingular Wireless, the sole holder of our class B common stock, has waived its right to elect 1 director at this annual meeting. Hence, all 5 directors will be elected by the common stockholders and the class B common stockholders will not have any votes for director at this annual meeting. If the proposed stock issuance transactions are approved by our stockholders and the transactions are closed, all shares of class B common stock will be converted into shares of our common stock, and our certificate of incorporation will be amended to eliminate the class B common stock and its special voting rights.



     Assuming that the stock issuance transactions in proposal 1 and all other related proposals are approved by the stockholders, and the stock purchase and exchange agreement transactions are closed, the size of our board of directors will be increased so that the board of directors has 7 total directors. The board of directors has already approved in the increase in the size of the board of directors to seven members, and you are not being asked to approve this increase in the number of directors. The stock purchase and exchange agreement discussed in proposal 1 requires us to appoint two designees of Minorplanet Systems to the board of directors. Further, the stock purchase and exchange agreement grants Minorplanet Systems the right to have proportionate representation on committees of the board of directors. However, the stockholders are not being asked to vote for these individuals at this time.


     During 2000, each director attended at least 75% of the meetings of the board of directors and of the meetings of committees on which he served.

                      Our Directors and Executive Officers

Directors

     The following individuals are current directors of @Track. We are soliciting your vote with respect to the election of all five of these directors.

     JANA A. BELL - President, Chief Executive Officer and Director since September 1998

     Ms. Bell, age 37, was initially employed by @Track in June 1998 as its Executive Vice President and Chief Financial Officer. In September 1998, Ms. Bell was promoted to President and Chief Executive Officer and she continued to act in the Chief Financial Officer capacity until November 1998. From March 1992 to June 1998, Ms. Bell was employed in a variety of capacities by AT&T Wireless Services and by its predecessors, LIN Broadcasting and McCaw Cellular Communications, Inc. She was initially employed as Director of Financial Planning and Control in March 1992 for LIN Broadcasting. In May 1994, she became Director of Finance for McCaw Properties. From January 1996 to June 1998 she served in various executive positions over the Southwest region of AT&T Wireless including Vice President and Chief Financial Officer since 1997. She last served as AT&T Wireless' Central United States Vice President of Operations from March 1998 until she left to join @Track. Prior to her employment at AT&T Wireless, Ms. Bell practiced public accounting for Ernst & Young LLP, last serving as an audit manager.

     STEPHEN L. GREAVES - Director since June 1994

     Mr. Greaves, age 42, has served as President of Erin Mills International Investment Corporation, a private venture capital fund and stockholder of @Track, since February 1997 and also served as General Manager from April 1993 to February 1997. From January 1992 until March 1993, Mr. Greaves worked as a private marketing consultant, and from January 1989 to December 1991, he served as Marketing Planner for Esso Standard Petroleum Oil. Mr. Greaves also serves as a director of Erin Mills International Investment Corporation, MotorVac Technologies, Inc., NewMed Corporation and several other privately held companies.

     GERRY C. QUINN - Director since 1992

     Mr. Quinn, age 52, served as President of The Eighteen Wheeler Corporation and The F.B.R. Eighteen Corporation, both of which were affiliates of @Track, from April 1992 until February 1994. Mr. Quinn has served as President of The Erin Mills Investment Corporation, since July 1989, and as Executive Vice President of The Erin Mills Development Corporation, a real estate development company and stockholder of @Track, since September 1989. Prior to joining Erin Mills, Mr. Quinn served as a senior officer in Magna International Inc. and Barrincorp, both publicly traded companies, and he served as a partner in the public accounting firm of Ernst & Young. Currently Mr. Quinn is also a director of MotorVac Technologies, Inc.

     JOHN T. STUPKA - Director since June 1998

     Mr. Stupka, age 51, currently serves as President-Wireless Solutions of MCI Worldcom Wireless Solutions, a position he has held since November 1999. From August 1996 until October 1999 Mr. Stupka served as President, Chief Executive Officer and as a director of SkyTel Communications, Inc., formerly known as Mobile Telecommunication Technologies Corp. Prior to joining SkyTel, Mr. Stupka served as Senior Vice President - Strategic Planning of SBC Communications, Inc. from August 1995 to August 1996 and as President and Chief Executive Officer of Southwestern Bell Mobile Systems, Inc. from November 1985 to August 1995.

     DR. WILLIAM P. OSBORNE - Director since July 2000

     Dr. Osborne, age 57, is the Dean of the Erik Jonsson School of Engineering and Computer Science at the University of Texas at Dallas. Prior to Joining UT-Dallas in August 1995, Dr. Osborne was Director of the Center for Space Telemetering and Telecommunications Systems at New Mexico State University. He joined NMSU in November 1990, and while there, was holder of NMSU's Endowed Chair in Telemetry and studied space communications systems for NASA. The 30-year telecommunications veteran has also served in operating management capacities for a number of telecommunications companies between 1970 and 1990. Dr. Osborne holds a Ph.D. in Electrical Engineering from NMSU and M.S.E.E. and B.S.E.E. degrees from the University of Kentucky.

Executive Officers

     DAVID H. BAGLEY - Vice President of Network Operations of @Track since December 1999

     Mr. Bagley, age 47, joined @Track in October 1992 as Director of Field Services and has since held several director-level positions which utilized his 27 years of telecommunications experience. Before joining

@Track, Mr. Bagley served as Vice President, South Central Division at Comstock Communications from 1987 to 1992. From 1973 to 1987, Mr. Bagley held various operational and technical management positions at Southwestern Bell Telecom, United Technologies Communications Company and General Dynamics Communications Company.

     JANA A. BELL - President, Chief Executive Officer and Director for @Track since September 1998

     Please refer to page 48 for information regarding Ms. Bell.

     J. RAYMOND BILBAO - General Counsel and Secretary for @Track since February 1999

     Mr. Bilbao, age 34, was initially employed by @Track in June 1997 as Associate General Counsel. He served in that position until February 1999, when he was promoted to General Counsel and Secretary. From September 1996 to June 1997, Mr. Bilbao was a Senior Associate Attorney at Neligan & Averch, LLP, a Dallas-based law firm, where he represented technology clients in corporate and litigation matters. From September 1995 to September 1996, Mr. Bilbao was employed by Value-Added Communications, Inc., a Dallas-based telecommunications company, last serving as its Vice President and General Counsel. Mr. Bilbao also previously served as an associate attorney at the law firms of Haney & Tickner, P.C. and Renfro, Mack & Hudman, P.C. In 1992, Mr. Bilbao earned his Juris Doctor degree from St. Mary's University in San Antonio, Texas, where he served as a writer for the St. Mary's Law Journal. Mr. Bilbao is licensed to practice law in Texas and is admitted to practice before the United States District Court for the Northern District of Texas.

     TODD A. FELKER - Senior Vice President, Sales and Marketing for @Track since June 1998


     Mr. Felker, age 40, joined @Track in June 1998 as Senior Vice President, Sales and Marketing and served in this position until he assumed his current role as Senior Vice President, Sales, Marketing & Account Management, where he is primarily responsible for the sales and marketing departments of @Track as well as management of customer accounts. From May 1994 to June 1998, he was employed in several marketing management and product planning positions of increasing responsibility for AT&T Wireless, last serving as its Vice President of Marketing, Central Area which encompassed 15 states, 1.6 million customers and over $1 billion in annual revenue. From May 1989 to May 1994, Mr. Felker held Manager of Marketing Development and Director of Marketing positions at Crown Media, Inc. and a predecessor, Cencom Cablevision. From June 1982 to May 1989, Mr. Felker worked with D'Arcy Masius Benton & Bowles, an advertising firm, where he last served as a Manager of Media Planning and Research developing and implementing media plans for Southwestern Bell Telephone and Banquet Frozen Foods.

     ROBERT J. LAMBERT, JR. - Vice President of Information Technology for @Track since December 1999

     Mr. Lambert, age 42, was originally employed by @Track as Director of Information Systems in September 1997. Mr. Lambert transitioned into the role of director of Revenue Assurance and Billing, using his 20 years of information systems and operations experience to successfully manage the billing and collection operations for @Track's entire customer base. From 1995 to 1997, Mr. Lambert served as director of Retail Operations for CellStar, where he was responsible for the financial and operational focus of the $100+ million organization. From 1986 to 1995, he was employed at KPMG Peat Marwick as a Senior Consulting Manager.

     ROBERT W. LaMERE - Senior Vice President of Transportation Systems for @Track since March 1997

     Mr. LaMere, age 48, has over 14 years of experience in information systems. He joined @Track in March 1997 as Senior Vice President of Transportation Systems and has primary responsibility for management of @Track's Joplin, Missouri facility which provides information management services to @Track's trucking company customers. From 1993 to March 1997, he served as the General Manager of Spirit Systems, the division of Burlington Motor Carriers responsible for all of its data and telecommunications needs and a support and services provider to other transportation companies. From 1990 to 1993, Mr. LaMere served as the Vice President of Information Systems at Burlington.

     C. MARSHALL LAMM - Senior Vice President of Operations of @Track since December 1999

     Mr. Lamm, age 50, joined @Track in March 1999 as Director of Operations Planning. He served as Vice President of Manufacturing Operations from June 1999 to December 1999 when he became Senior Vice President of Operations. Mr. Lamm came to @Track from TPN, Inc., a provider of satellite television programming, where he served as Vice President of Operations. From 1993 to 1998, Mr. Lamm served as Director of Product Distribution for AT&T Wireless Services. Prior to 1993, Mr. Lamm compiled over 22 years of high-tech electronics manufacturing experience that spans the defense, personal computing, healthcare and telecommunications industries. Mr. Lamm is a Quality Award recipient at AT&T Wireless Services for managing the team that developed and implemented the national distribution operation.

     LOUIS McANALLY - Vice President of Account Management of @Track since December 1999

     Mr. McAnally, age 52, has served @Track in a variety of management and executive positions since joining @Track in June 1994. These positions include Manager of National Accounts from June 1994 to May 1995, Vice President of National Accounts from June 1995 to October 1996, and Vice President of Customer Service from November 1996 to December 1999, when he was appointed to his current position. He is currently responsible for the account management in the field, which includes customer implementation as well as ongoing support for key customers. Prior to joining @Track, Mr. McAnally was Director of SLW Response Group, a subsidiary of Saunders, Lubinski & White and owner of Graphic Response, a full service marketing and advertising firm.

     PIERRE H. PARENT - Senior Vice President and Chief Technology Officer of @Track since July 1999

     Mr. Parent, age 38, joined @Track with 15 years of wireless telecommunications experience in July 1999 as Senior Vice President of Technology and Business Development. Mr. Parent came to @Track from AT&T Business Services in Dallas where he most recently served as Sales Director-Advanced Services. From 1995 through 1998, Mr. Parent was Director of Advanced Products and New Technology and guided the development and implementation of mobile and fixed telecommunications solutions based on customers' specific application requirements. In addition to his sales and telecommunications solutions experience, Mr. Parent has held various engineering positions at AT&T Wireless Services and US West New Vector Group.

     W. MICHAEL SMITH - Executive Vice President, Chief Financial Officer and Treasurer for @Track since November 1998

     Mr. Smith, age 36, joined @Track after serving from 1997 to 1998 as Vice President of Finance and Chief Financial Officer for TPN, Inc., a provider of digital satellite programming. Mr. Smith was employed by AT&T Wireless Services from 1994 to 1997, where he served as Director of Financial Planning and Control from 1994 to 1996 and as Director of Finance and Controller from 1996 to 1997. Prior to his employment at AT&T Wireless, Mr. Smith practiced public accounting for Arthur Anderson & Co., last serving as a financial consultant and audit manager primarily representing high technology clients. Mr. Smith earned a Masters in Accounting at the University of North Texas and is a Certified Public Accountant.

     STEPHEN P. TACKE - Vice President and Controller for @Track since August
     1995

     Mr. Tacke, age 54, has served as Vice President and Controller since August 1995, where he is responsible for developing @Track's accounting practices, and developing and implementing internal accounting controls and financial reporting systems. From August 1996 to August 1997, he also served as acting Chief Financial Officer of @Track. From July 1991 through August 1995, Mr. Tacke, a certified public accountant, was an independent financial consultant. Prior to July 1991, Mr. Tacke practiced public accounting for 22 years with PriceWaterhouse, last serving as an audit partner.

     KEN VANDAGRIFF - Vice President of Network Operations and Product Support of @Track since June 1998

     Since January 1995, Mr. Vandagriff, age 45, has served @Track in several positions of increasing responsibility including Director of Customer Care, Director of Technical Services, Director of Information Technology and Director of System Architecture. From 1989 to 1993, Mr. Vandagriff was employed at Ventura Software, holding management positions in product support, quality assurance and information technology. From 1978 to 1988, Mr. Vandagriff served Xerox Corporation in various management and technology positions.

     JONATHAN L. WIENER- Vice President of Strategic Development of @Track since December 1996

     Mr. Wiener, age 41 comes to @Track with over 17 years of experience directing sales efforts specifically targeting technology products and services. Mr. Wiener initially joined @Track as Vice President of Sales for the Eastern Region in 1996. His expertise in serving Fortune 500 Information Technology environments and their initiatives has intimately involved him with the issues associated with linking technology life cycle planning with strategic business process directives. Previously, Mr. Wiener was at Penton, Inc., a developer of vertical market application software, for statistical process control, preventive maintenance, and warehousing and distribution. Mr. Wiener also served at Ziff Davis Communications Company, a developer and provider of information services for the technology community.

     There are no family relationships among the directors and executive officers of @Track.

Indemnification of Directors and Officers

     @Track indemnifies each person who is or was a director, officer, employee or agent of @Track, or serves at @Track's request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts incurred in that capacity.

     @Track will indemnify only for actions taken:

     . in good faith in a manner the indemnified person reasonably believed to be in or not opposed to the best interests of @Track; or

     .    with respect to criminal proceedings, not unlawful.

     @Track will also advance to the indemnified person payments incurred in defending a proceeding to which indemnification might apply provided the recipient agrees to repay all such advanced amounts if it is ultimately determined that such person is not entitled to be indemnified. @Track's bylaws specifically provide that the indemnification rights granted thereunder are nonexclusive. In accordance with @Track's bylaws and the amended and restated stockholders' agreement between @Track and certain of its stockholders, @Track has purchased insurance on behalf of its directors and officers in amounts it believes to be reasonable.

                       DIRECTOR AND EXECUTIVE COMPENSATION

Compensation of Directors

     The board of directors has the authority to fix the compensation of directors. @Track's bylaws and the amended and restated stockholders' agreement provide that directors may be reimbursed for reasonable expenses for their services to @Track, and may be paid either a fixed sum for attendance at each board of directors meeting or a stated annual director fee. @Track currently reimburses its directors for travel expenses. @Track provides non-employee directors with an annual director's fee of $25,000. @Track has granted John Stupka non-qualified options to purchase 3,798 shares of common stock at exercise prices of $2.50 per share. These options were not granted under @Track's 1994 stock option plan, and therefore, unlike options granted under the 1994 stock option plan, such options have not been registered under the Securities Act of 1933.

Compensation of Certain Executive Officers

     Summary Compensation Table

     The following is a table describing compensation awarded, paid to or earned by @Track's Chief Executive Officer and the other four most highly compensated executive officers, for each of the last three fiscal years. Some of the persons named below are employed by @Track under an employment agreement. Those agreements are described on page 54 of this proxy statement.

------------------------------------------------------------------------------------------------------------------------
                                                                                             Long Term
                                                                          Annual           Compensation
                                                                       Compensation           Awards
                                                                       ------------        ------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Name and                                               Year        Salary        Bonus      Securities      All Other
Principal Position                                     ----       (Dollars)    (Dollars)    Underlying    Compensation
------------------                                                ---------    ---------     Options/     (Dollars)(1)
                                                                                           SARs (shares)  ------------
                                                                                           -------------
------------------------------------------------------------------------------------------------------------------------
Jana A. Bell                                           2000        300,000     120,000               -        83,916
President and Chief Executive Officer                  1999        300,000     187,500               -          -
for @Track Communications, Inc.                        1998        159,753      80,000         500,000          -
------------------------------------------------------------------------------------------------------------------------
William H. McCausland                                  2000         32,836           -               -       267,863
Former Senior Vice President, Operations               1999        150,000      65,777          51,000          -
for @Track Communications, Inc.                        1998        147,396      45,000          20,000          -
------------------------------------------------------------------------------------------------------------------------
J. Raymond Bilbao                                      2000        130,000      35,490          20,000        42,324
Secretary and General Counsel                          1999        120,000      29,777          68,000          -
For @Track Communications, Inc.                        1998         84,000      10,500               0          -
------------------------------------------------------------------------------------------------------------------------
Todd A. Felker                                         2000        165,000      42,660          20,000          -
Senior Vice President Sales, Marketing and Account     1999        150,000      82,087          68,000          -
Management for @Track Communications, Inc.             1998         79,038      50,000          30,000          -
------------------------------------------------------------------------------------------------------------------------
W. Michael Smith                                       2000        162,961      43,011          20,000          -
Executive Vice President and Chief Financial           1999        150,000      33,000           1,000          -
Officer for @Track Communications, Inc.                1998          7,403      30,000         125,000          -
------------------------------------------------------------------------------------------------------------------------
C. Marshall Lamm                                       2000        148,750      42,480          40,000          -
Senior Vice President Operations for                   1999         93,333      26,000          75,000          -
@Track Communications, Inc.                            1998              -           -               -          -
------------------------------------------------------------------------------------------------------------------------

(1)  The components of All Other Compensation are:

     . Ms. Bell received compensation as the result of her exercise of 65,833 stock options and sale of shares of common stock of @Track acquired through her stock option exercise.
     . Mr. McCausland resigned his employment with @Track effective January 31, 2000. Mr. McCausland received compensation as the result of his exercise of 42,200 stock options and sale of shares of common stock of @Track acquired through his stock option exercises.
     . Mr. Bilbao received compensation as a result of his exercise of 11,000 stock options and sale of shares of common stock of @Track acquired through his stock option exercise.

     Stock Options. @Track grants stock options to certain of its executive officers and employees under the 1994 stock option plan. During 2000, @Track granted options to purchase a total of 319,500 shares. As of December 31, 2000, options representing 1,654,621 shares remained outstanding under the 1994 stock option plan, and options to purchase 196,695 shares remained available for grant thereunder. Also, options representing 3,798 shares were granted to a director in 1998 and are not governed by a formal plan.

     Option Grants in Last Fiscal Year

     The following table describes the number of options granted to @Track's Chief Executive Officer and @Track's other four most highly compensated executive officers during the year ended December 31, 2000 and certain other information relating to such options.

--------------------------------------------------------------------------------------------------------------------
                                                  Individual Grants                          Potential Realizable
                                                                                               Value at Assumed
                                                                                               Annual Rates of
                                                                                            Stock Price Apprecia-
                                                                                             tion for Option Term

--------------------------------------------------------------------------------------------------------------------
           Name               Number of       Percent of      Exercise or     Expiration       5%          10%
           ----               Securities     Total Options     Base Price        Date          --          ---
                              Underlying      Granted to     ($ per share)    ----------
                               Options       Employees in    -------------
                               Granted        Fiscal Year
                              ----------     -------------
--------------------------------------------------------------------------------------------------------------------
Jana A. Bell                      -               0%               -              -            -            -
--------------------------------------------------------------------------------------------------------------------
William McCausland                -               0%               -              -            -            -
--------------------------------------------------------------------------------------------------------------------
J. Raymond Bilbao               20,000           6.26%           $1.50        10/11/2006       0%           0%
--------------------------------------------------------------------------------------------------------------------
Todd Felker                     20,000           6.26%           $1.50        10/11/2006       0%           0%
--------------------------------------------------------------------------------------------------------------------
W. Michael Smith                20,000           6.26%           $1.50        10/11/2006       0%           0%
--------------------------------------------------------------------------------------------------------------------
C. Marshall Lamm                40,000          12.52%           $1.50        10/11/2006       0%           0%
--------------------------------------------------------------------------------------------------------------------

     As of December 31, 2000, the exercise price of the options granted to Messr. Bilbao, Felker, Smith and Lamm significantly exceeded the market price of @Track's common stock resulting in a potential realizable value of zero. In the event an optionee's position as an employee of @Track terminates for any reason, unless otherwise provided in the applicable stock option agreement or applicable employment agreement, the optionee may exercise the options during the 60-day period following such termination, to the extent that the option was exercisable on the date of termination of the optionee's employment. All options that were not exercisable on the date of termination are forfeited.

Aggregated Option Exercises and Year End Option Values

The following table sets forth:

     . the number of options exercised by the Chief Executive Officer and @Track's four additional most highly compensation executive officers;

     .    the number of options held by them as of December 31, 2000; and

     . the value of unexercised and exercised options held by them as of December 31, 2000, calculated as the closing price per share of the common stock on the last trading day of the fiscal year, which was $0.75, less the option exercise price, multiplied by the number of shares.

-----------------------------------------------------------------------------------------------------------------
                 Name                                                Number of
                 ----                                          Securities Underlying     Value of Unexercised
                                      Option Exercises          Unexercised Options      In-the-Money Options
                                         During 2000           at December 31, 2000      at December 31, 2000
                                      ----------------         ---------------------     --------------------
-----------------------------------------------------------------------------------------------------------------
                                   Number of        Value     Exercisable   Unexer-    Exercisable     Unexer-
                                     Shares       Realized    -----------   -------    -----------     -------
                                  Acquired on     --------                  cisable                    Cisable
                                    Exercise                                -------                    -------
                                  -----------
-----------------------------------------------------------------------------------------------------------------
       Jana A. Bell                      65,833      $83,916      267,499     166,668             0            0
-----------------------------------------------------------------------------------------------------------------
       William McCausland                42,200     $267,863            0           0             0            0
-----------------------------------------------------------------------------------------------------------------
       J. Raymond Bilbao                 11,000      $42,324       25,800      58,200             0            0
-----------------------------------------------------------------------------------------------------------------
       Todd A. Felker                         -            -       36,400      84,600             0            0
-----------------------------------------------------------------------------------------------------------------
       W. Michael Smith                       -            -       79,400      66,600             0            0
-----------------------------------------------------------------------------------------------------------------
       C. Marshall Lamm                       -            -       38,000      77,000             0            0
-----------------------------------------------------------------------------------------------------------------

     @Track's board of directors and its compensation committee intend to further the interests of @Track's stockholders by tying a substantial portion of executive compensation to the market value of our common stock.

Toward this end, @Track has designed its 1994 stock option plan to support our ability to attract and retain qualified management and other personnel necessary for our success and progress.

     Savings Plan. @Track has a 401(k) Retirement Investment Profit-Sharing Plan that covers all of its employees once they become eligible to participate. As permitted under the 401(k) Plan, employees may contribute up to 20% of their pre-tax earnings. The maximum amount of contributions by any employee each year is $10,500, the maximum amount permitted under the Internal Revenue Code. @Track matches 0.5% of an employee's contribution to the 401(k) Plan up to the legally permitted maximum matching of 3% of the employee's contribution.

Employment Agreements

     @Track has entered into employment agreements with:

     .    Jana A. Bell;

     .    Todd A. Felker;

     .    W. Michael Smith;

     .    C. Marshall Lamm;

     .    Robert LaMere;

     .    Pierre H. Parent; and

     .    J. Raymond Bilbao.

     The terms of these employment agreements generally provide that such officers are eligible to receive stock options in @Track and to participate in the incentive bonus plan for executive officers. In addition, the agreements prohibit the officers from competing with @Track during the term of their employment and for eighteen months after their employment is terminated. In the event of termination without cause, the employment agreements provide for severance payments equal to the remaining amount of salary payable under the contract and for continued vesting of all stock options that were granted during employment and that had not expired at the time of the termination.

     If the employee is terminated within the six months prior to or within two years following a change in control, other than for cause or death, the employment agreements provide for payment of severance payments equal to the sum of:

     . the highest annual salary paid to the employee during the prior two years; and

     . the highest annual discretionary bonus paid to the employee during the prior two years.

The employment agreements also provide for a gross-up payment equal to the amount of excise tax assessed on the lump severance payments. The employment agreements further provide the same severance benefits which would be received upon a change in control if the employee terminates the employment agreement because of:

     . the reduction of the employee's job title, position or responsibilities without the employee's prior written consent;

     . the change of the location where the employee is based to a location which is more than fifty (50) miles from his present location without the employee's prior written consent; or

     . the reduction of the employee's annual salary and bonus by more than 10% from the sum of the higher rate of the employee's actual annual salary and bonus in effect within two years immediately preceding the change of control.

Additionally upon a change in control, all stock options granted to the employee immediately vest. For purposes of the employment agreements, a change in control is defined as:

     . the subsequent acquisition by any person or group of 35% or more of @Track's securities;

     . during any two year period, the members of the board of directors at the beginning of the period cease to constitute a majority of the board of directors unless the election or nomination of new directors by the stockholders was approved by 2/3 of directors still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved;

     . a merger of @Track other than a merger in which the stockholders of @Track maintain more than 80% of the voting control in the surviving entity or a merger effected as part of a recapitalization of @Track in which no person acquires more than 30% of the voting securities then outstanding; and/or

     . the approval by the stockholders of the complete liquidation of @Track or the sale of substantially all of the assets of @Track.

     The initial terms of these employment agreements expired on December 31, 2000, and these agreements now continue on a month to month basis. If the stock issuance transaction in proposal 1 and related proposals are approved, these employees will be entering into new employment agreements with @Track, as described in section "Employment Agreements" on page 12.

     The following paragraphs present additional details of the above employment agreements.

     Jana A. Bell. The agreement with Ms. Bell, as amended, provides for Ms. Bell's employment as President and Chief Executive Officer through December 31, 2000. In addition to the severance benefits described above, Ms. Bell is also entitled to severance benefits of twelve months salary upon termination of her employment contract by @Track even if not terminated in connection with a change in control. Under the terms of this agreement, Ms. Bell is paid an annual salary of $300,000 and is eligible for an annual discretionary bonus of fifty percent of her base salary based on her achievement of goals as determined by the Board of Directors of @Track. For more information regarding the incentive bonus plan, please refer to page 61.

     Todd A. Felker. The agreement with Mr. Felker provides for Mr. Felker's employment as Senior Vice President, Sales, Marketing and Account Management of @Track through December 31, 2000. Under the terms of the agreement, Mr. Felker is paid an annual salary of $165,000 and is eligible for an annual discretionary bonus of thirty percent of his base salary pursuant to the incentive bonus plan of executive officers. Mr. Felker's annual base compensation was increased to $171,600 in a meeting of the compensation committee of the board of directors held on February 6, 2001. For more information regarding the incentive bonus plan, please refer to page 61.

     Pierre H. Parent. The agreement with Mr. Parent provides for Mr. Parent's employment as Senior Vice President and Chief Technical Officer of @Track through December 31, 2000. Under the terms of the agreement, Mr. Parent is paid an annual salary of $157,500 and is eligible for an annual discretionary bonus of thirty percent of his base salary pursuant to the incentive bonus plan of executive officers. For more information regarding the incentive bonus plan, please refer to page 61.

     W. Michael Smith. The agreement with Mr. Smith provides for Mr. Smith's employment as Executive Vice President, Chief Financial Officer and Treasurer of @Track through December 31, 2000. Under the terms of the agreement, Mr. Smith is paid an annual salary of $162,000 and is eligible for an annual discretionary bonus of thirty percent of his base salary pursuant to the incentive bonus plan of executive officers. Mr. Smith's annual base compensation was increased to $168,480 in a meeting of the compensation committee of the board of directors held on February 6, 2001. For more information regarding the incentive bonus plan, please refer to page 61.

     C. Marshall Lamm. The agreement with Mr. Lamm provides for Mr. Lamm's employment as Senior Vice President, Operations of @Track through December 31, 2000. Under the terms of the agreement, Mr. Lamm is paid an annual salary of $145,000 and is eligible for an annual discretionary bonus of thirty percent of his base salary pursuant to the incentive bonus plan of executive officers. Mr. Lamm's annual base compensation was increased to $160,000 in a meeting of the compensation committee of the board of directors held on October 1, 2000. For more information regarding the incentive bonus plan, please refer to page 61.

     J. Raymond Bilbao. The agreement with Mr. Bilbao provides for Mr. Bilbao's employment as General Counsel and Secretary of @Track through December 31, 2000. Under the terms of the agreement, Mr. Bilbao is paid an annual salary of $130,000 and is eligible for an annual discretionary bonus of thirty percent of his base salary pursuant to the incentive bonus plan of executive officers. Mr. Bilbao's annual base compensation was increased to $156,000 in a meeting of the compensation committee of the board of directors held on February 6, 2001. For more information regarding the incentive bonus plan, please refer to page 61.

     Robert W. LaMere. The agreement with Mr. LaMere provides for Mr. LaMere's employment as Senior Vice President of Transportation Systems through December 31, 2000. Under the terms of the agreement, Mr. LaMere is paid an annual salary of $147,870 and is eligible for an annual discretionary bonus of thirty percent of his base salary pursuant to the incentive bonus plan of executive officers. Mr. LaMere's annual base compensation was increased to $153,785 in a meeting of the compensation committee of the board of directors held on February 6, 2001. For more information regarding the incentive bonus plan, please refer to page 61.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Jana A. Bell, our President and Chief Executive Officer and member of our board of directors, annually reviews and adjusts the salary structures of executive officers who are not subject to employment agreements. Such decisions are subject to review by our board of directors. Our board of directors annually reviews Ms. Bell's compensation package.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Amended and Restated Stockholders' Agreement

     General. @Track and certain of its stockholders are parties to an amended and restated stockholders' agreement, dated September 27, 1996, which contains provisions relating to, among other things:

     . the transfer of shares of common stock by the stockholders who are parties thereto;

     . the grant of registration rights by @Track to the stockholders who are parties thereto; and

     .    the election of members of @Track's board of directors; and

     . the prohibition of @Track taking certain actions unless approved by certain groups of stockholders.

As used in the following summary of the amended and restated stockholders' agreement, the following terms have the following definitions:

     . "Erin Mills Stockholders" means Erin Mills International Investment Corporation and The Erin Mills Investment Corporation;

     . "Carlyle Stockholders" means Carlyle-HighwayMaster Investors, L.P., Carlyle-HighwayMaster Investors II, L.P., TC Group, L.L.C. and Mark D. Ein; and

     . "By-Word Stockholders" means William C. Kennedy, Jr., Donald M. Kennedy, William C. Saunders, Robert Folsom and Robert T. Hayes.

     Right of First Refusal. Under the terms of the amended and restated stockholders' agreement, the Erin Mills Stockholders, the Carlyle Stockholders, William C. Kennedy, Jr. and William C. Saunders granted a right of first refusal to Cingular Wireless with respect to all shares of common stock owned by them. Subject to certain exceptions, the right of first refusal requires that, prior to selling any shares of common stock, these stockholders must offer such shares for sale to Cingular Wireless in accordance with the terms of the amended and restated stockholders' agreement. In addition, any person who receives common stock from must one of these stockholders execute an agreement making him or her subject to the right of first refusal provisions of the amended and restated stockholders' agreement.

     Election of Directors. The amended and restated stockholders' agreement provides that the parties will take all action necessary to ensure that the board of directors of @Track consists of:

     .    two directors designated by the Erin Mills Stockholders;

     .    one director designated by the Carlyle Stockholders;

     .    two directors designated by the By-Word Stockholders;

     .    two independent directors; and

     . upon the occurrence of certain events discussed below, one director designated by Cingular Wireless.

     The Erin Mills Stockholders have designated Gerry C. Quinn and Stephen L. Greaves to serve as directors. The Carlyle Stockholders and the By-Word Stockholders have either irrevocably waived their rights to designate directors, or sold all of their shares. John T. Stupka and William P. Osborne serve as independent directors.

     In general, no stockholder or group of stockholders will be entitled to designate any director if the percentage of the outstanding common stock beneficially owned by such stockholder or group of stockholders falls below 5%. Erin Mills Stockholders must own at least 20% of the outstanding common stock to retain the right to designate two directors, and at least 5% to retain its right to designate one director. In calculating share ownership for purposes of this minimum ownership requirement, the agreement provides that certain shares issuable upon conversion of convertible securities or upon the exercise of outstanding options, warrants or rights will be included as owned.

     Most of the stockholders have either sold all of their shares or waived all of their existing rights under the amended and restated stockholders' agreement. It is anticipated that the remaining stockholders, subject to the amended and restated stockholders' agreement, including Cingular Wireless, will waive all of such rights before the annual meeting. As a result, @Track has sent an acknowledgement to each of the stockholders who have entered into the amended and restated stockholders' agreement requesting their agreement that the amended and restated stockholders' agreement is no longer effective and is terminated.

Transactions with SBC Communications, Inc.

     Sale of Series D Preferred Stock and Warrants. On September 27, 1996, @Track and Southwestern Bell Wireless Holdings, Inc., now known as SBC Wireless, Inc., entered into a purchase agreement, pursuant to which @Track sold 1,000 shares of series D participating convertible preferred stock to SBC Wireless for $20 million. In connection with the sale of series D preferred stock to SBC, @Track issued warrants to SBC, which allow it to purchase 3,000,000 shares of common stock from @Track at an exercise price of $14.00 per share and 2,000,000 shares of common stock at an exercise price of $18.00 per share, in each case subject to adjustment to prevent dilution. SBC was prohibited from providing landline, interLATA long distance service until it received all necessary federal and state regulatory approvals as required by the Telecommunications Act of 1996. On July 11, 2000, SBC obtained the final approval to provide long distance service in Texas from the Federal Communications Commission. On September 18, 2000, as required by this purchase agreement, @Track received written notice from SBC acknowledging that it had obtained regulatory relief, which relief triggered the automatic conversion of all its shares of series D preferred stock into 1,000 shares of our class B common stock.

     Prior to the receipt of regulatory approval, SBC formed a joint venture with Bell South Corporation called Cingular Wireless LLC, and SBC contributed its shares of @Track stock and the warrants to this new joint venture. The terms of the Class B common stock are described on page 12 in the section "Consent of Cingular Wireless - Class B Common Stock." Prior to the completion of the proposed stock issuance transactions, Cingular Wireless has agreed to convert its 1,000 shares of class B common stock into 1,600,000 shares of @Track's common stock and forever waive its special voting rights.

     Other Agreements. On June 7, 1993, SBC Wireless, and @Track entered into a cellular service agreement, which was last amended on May 7, 1997 and which provides @Track's customers with analog cellular airtime in the SBC-owned markets and affiliated markets.

     Under the terms of the purchase agreement with SBC, because SBC and its affiliates obtained regulatory relief as discussed above, @Track was required to enter into a voice and data services agreement with an affiliate of SBC. The voice and data services agreement, if entered into by the parties, would have provided that @Track will purchase long distance and other voice and data services from this SBC affiliate.

     On September 21, 2000, SBC agreed to waive the requirement that @Track immediately execute the voice and data agreement following SBC's receipt of regulatory relief on September 18, 2000 based upon its inability to provide the specialized long distance services required by @Track. In connection with such waiver, SBC consented to @Track's execution on September 29, 2000 of a long distance agreement with MCI Long Distance for a 15-month term. In exchange for this consent, SBC and @Track also executed a letter of intent for the purchase of long distance services by @Track from SBC following the expiration of the MCI Long Distance contract subject to SBC's, or its affiliates', demonstration of the required technical capability.

     In August 1998, @Track entered into an agreement with member companies of SBC whereby such member companies purchased 11,500 mobile units, customized proprietary software and accompanying services from @Track for an initial term of one year. In the first quarter of 1999, @Track entered into a second agreement with these SBC companies that extended the initial one-year term to three years. Subsequently, the SBC companies ordered an additional 3,140 mobile units. In January of 2000, SBC notified @Track that it had chosen @Track to provide an additional 28,000 mobile units. In the aggregate, these agreements represent the largest purchase and service contract that @Track has entered into to date.

     In March 1999, @Track entered into an agreement with Southwestern Bell Mobile Systems, Inc., a subsidiary of SBC. Under this agreement, Southwestern Bell Mobile Systems will provide certain administrative and billing services to @Track in connection with @Track's provision of enhanced services to its end users.

Registration Statement on Form S-3

     On September 18, 1998, @Track completed a registration of certain warrants and warrant shares under the Securities Act of 1933, when the SEC declared its registration statement on Form S-3 to be effective. @Track was required to register these warrants and warrant shares under a warrant registration rights agreement it entered into as part of a debt offering completed in 1997. Under the terms of the warrant registration rights agreement, @Track is required to use its best efforts to keep the registration statement continuously effective until either the warrants expire or they all have been exercised, whichever occurs first. However, during any consecutive 365-day period, @Track may temporarily halt the effectiveness of the registration statement on up to two occasions for no more than 45 consecutive days if certain conditions are met. The temporary halt must be in connection with a proposed acquisition, business combination or other development affecting @Track, and the board of directors must determine that disclosure of the proposed development would not be in the best interests of @Track. @Track will not receive any income from the sale of the warrants by the selling warrant holders. However, if or when any warrants are exercised, @Track will receive the exercise price for the warrant shares. During 2000, no warrant shares were exercised.

     @Track provided all eligible parties under the amended and restated stockholders' agreement notice of their opportunity to piggyback the registration of their @Track common stock in connection with the Registration Statement on Form S-3. The Carlyle Stockholders were the only eligible parties who exercised such piggyback rights, and the Carlyle Shareholders registered all 2,723,468 shares beneficially owned by them under this registration statement. The Carlyle Stockholders have informed us that they did not sell any common stock in this offering in 2000.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of May 11, 2001, regarding beneficial ownership of the common stock and the percentage of total voting power held by:

     . each stockholder who is known by @Track to own more than five percent (5%) of the outstanding common stock;

     .    each director;

     .    each executive officer; and

     .    all directors and executive officers as a group.

Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares. The beneficial ownership information is based on the most recent Schedule 13D or 13G filed with the SEC by the named stockholders.

-----------------------------------------------------------------------------------------
                                             Number of Shares of
                                                Common Stock
                                                Beneficially         Percent of Class
Name of Holder                                     Owned            Beneficially Owned
--------------                                     -----            ------------------
-----------------------------------------------------------------------------------------
Erin Mills Stockholders (1)                      9,088,326                 35.9%
7501 Keele Street
Suite 500
Concord, Ontario L4K1YZ, Canada
-----------------------------------------------------------------------------------------
Cingular Wireless Holdings, Inc. (2)             6,600,000                 20.7%
17330 Preston Road
Suite 100A
Dallas, Texas 75252
-----------------------------------------------------------------------------------------
Carlyle Stockholders (3)                         2,723,468                 10.8%
1001 Pennsylvania Avenue, N.W.
Suite 220 South
Washington, D.C. 20004-2505
-----------------------------------------------------------------------------------------
Jana A. Bell (6)                                  313,332                   1.2%
-----------------------------------------------------------------------------------------
Stephen L. Greaves (4)                               -                       -
-----------------------------------------------------------------------------------------
Gerry C. Quinn (4) (5)                            272,650                   1.1%
-----------------------------------------------------------------------------------------
John T. Stupka (7)                                 3,798                     *
-----------------------------------------------------------------------------------------
William P. Osborne (7)                               -                       *
-----------------------------------------------------------------------------------------
David H. Bagley (7)                                6,002                     *
-----------------------------------------------------------------------------------------
J. Raymond Bilbao (7)                             25,800                     *
-----------------------------------------------------------------------------------------
Todd A. Felker (7)                                50,400                     *
-----------------------------------------------------------------------------------------
Robert J. Lambert, Jr. (7)                         9,600                     *
-----------------------------------------------------------------------------------------
Robert W. LaMere (8)                              36,410                     *
-----------------------------------------------------------------------------------------
C. Marshall Lamm (7)                              43,000                     *
-----------------------------------------------------------------------------------------
Louis W. McAnally (7)                             13,002                     *
-----------------------------------------------------------------------------------------
Pierre H. Parent (7)                              44,400                     *
-----------------------------------------------------------------------------------------
W. Michael Smith (7)                              79,400                     *
-----------------------------------------------------------------------------------------
Stephen P. Tacke (7)                               2,200                     *
-----------------------------------------------------------------------------------------
Ken D. Vandagriff (7)                             14,000                     *
-----------------------------------------------------------------------------------------
Jonathan L. Wiener (7)                            11,600                     *
-----------------------------------------------------------------------------------------
All directors  and  executive  officers           925,594                   3.6%
as a group  (17 persons) (9)
-----------------------------------------------------------------------------------------

-----------------
*    Less than 1%

(1) This includes 9,061,310 shares of common stock owned of record by Erin Mills International Investment Corporation and 27,016 shares owned of record by The Erin Mills Investment Corporation.
(2) This includes 1,600,000 shares of common stock issuable to Cingular Wireless upon the conversion of shares of 1,000 shares of Class B Common Stock and 5,000,000 shares of common stock issuable to Cingular Wireless upon the exercise of warrants.
(3) This includes 2,222,799 shares owned of record by Carlyle-HighwayMaster Investors, L.P.; 209,354 shares owned of record by Carlyle-HighwayMaster Investors II, L.P.; and 291,315 shares of record owned by TC Group, L.L.C. All of these entities are deemed to have beneficial ownership of the shares owned of record by each such other entity.
(4) Messrs. Quinn and Greaves are affiliated with the Erin Mills Stockholders, and they both disclaim beneficial ownership of the shares owned by the Erin Mills Stockholders.
(5) Pursuant to an agreement with the Erin Mills Stockholders, Mr. Quinn has a right to acquire up to 272,650 of the shares of @Track held by the Erin Mills Stockholders, which right is currently exercisable.
(6) Ms. Bell owns 45,833 shares of common stock. Additionally, Ms. Bell beneficially owns 267,499 shares of common stock issuable upon the exercise of stock options granted under @Track's 1994 stock option plan and exercisable within 60 days of May 11, 2001.
(7) This individual does not actually own any shares of common stock. This number represents the number of shares that this individual may acquire upon the exercise of stock options that are exercisable within 60 days of May 11, 2001.
(8) Mr. LaMere owns 2,010 shares of common stock. Additionally, Mr. LaMere beneficially owns 34,400 shares of common stock issuable upon the exercise of stock options granted under @Track's 1994 stock option plan and exercisable within 60 days of May 11, 2001.
(9) All directors and executive officers (17 persons) collectively own 325,493 shares of common stock and beneficially own 600,101 share of common stock issuable upon the exercise of stock options that are exercisable within 60 days of May 11, 2001.

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Exchange Act requires @Track's directors and executive officers, and persons who own more than ten percent of a registered class of @Track's equity securities to file with the SEC initial statements of beneficial ownership of securities and subsequent changes in beneficial ownership of @Track Officers, directors and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish @Track with copies of all Section 16(a) forms they file.

     To @Track's knowledge, based solely on a review of the copies of such reports furnished to @Track and written representations that no other reports were required, during the fiscal year ended December 31, 2000, its officers, directors and greater-than-ten-percent beneficial owners timely complied with all section 16(a) filing requirements applicable to them. However, one director failed to file his Form 3 within ten days of his appointment as a director on July 3, 2000, and he filed the Form 3 on December 1, 2000.

     REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Our compensation committee has prepared its report on 2000 executive compensation as required by rules of the SEC. This report provides specific information regarding compensation of @Track's President and Chief Executive Officer and its executive officers as a group.

Compensation Policies

     @Track structures compensation of its executives in a manner that is intended to be competitive in the marketplace and to link compensation to the long-term business objectives of @Track and the enhancement of stockholder value. @Track has retained certain executives pursuant to term employment contracts which govern their compensation and others are evaluated on an ongoing basis. However, the initial term of these agreements expired on December 31, 2000, and these agreements are on a month-to-month basis. See "Directors and Executive Officers -- Employment Agreements." In determining an executive's total compensation package, the compensation committee considers several factors, including improvements in overall corporate or business unit performance; increases in installed customer base; development efforts that result in greater efficiency or competitive advantages to @Track; and the level of responsibility, prior experience, satisfaction of individual performance goals and comparable industry compensation levels for an equivalent position.

     Decisions concerning compensation of executive officers with employment contracts have been made by the compensation committee with the approval of the board of directors. Those executives whose salaries are not established by employment contract are set by the Chief Executive Officer or the Chief Financial Officer and are subject to review by the compensation committee and the board of directors. The board of directors has delegated to the compensation committee, which currently consists of Gerry C. Quinn, John Stupka and Stephen L. Greaves, the task of discussing strategy and policy matters related to the 1994 stock option plan, although it also reviews other forms of compensation from time to time. None of the members of the compensation committee is an officer or employee of @Track or holds options granted under the 1994 stock option plan.

Compensation Objectives

     @Track compensates its executives in a manner that is intended to:

     .    be competitive in the marketplace;

     .    link compensation to long-term business objectives; and

     .    link compensation to the enhancement of stockholder value.

Certain executives have been retained pursuant to term employment contracts which govern their compensation and others are evaluated on an ongoing basis. @Track considers both objective and subjective criteria in determining an executive's compensation package. These factors include:

     .    improvements in overall corporate performance;

     .    improvements in business unit performance;

     .    increases in installed customer base;

     . development efforts that result in greater efficiency or competitive advantage;

     .    level of responsibility;

     .    prior experience;

     .    satisfaction of individual performance goals; and

     .    comparable industry compensation for an equivalent position.

Components of Compensation

     @Track offers compensation to executive officers that includes base salary, short-term cash incentive compensation in the form of a bonus, if appropriate, and long-term incentive compensation in the form of stock option grants. These elements are addressed separately.

     Base Salaries. Those executives whose salary structures are not established by employment agreements are subject to annual adjustment by the Chief Executive Officer or the Chief Financial Officer. These adjustments and are subject to review by the compensation committee and the board of directors, based on the compensation policies described above. The compensation committee and the board of directors may also consider such other factors in executive salary decisions as market competition, inflation and other equity considerations. Salary increases reflect job changes, promotions, market adjustment reviews and ordinary increases. Executive salary increases in 2000 ranged from 0% to 10%.

     2000 Short-term Incentives - Cash Bonuses and Commissions. @Track has implemented an incentive bonus plan for the members of the senior business team who report directly to the Chief Executive Officer. Under the incentive bonus plan in 2000, @Track may pay each such person a bonus of up to 30% of his or her base salary if he or she achieves certain defined goals and objectives. The bonus is calculated as follows:

     . 70% of the available bonus is tied directly to the achievement of @Track's overall business and financial goals;

     . 20% of such bonus is tied to the satisfactory achievement of each executive's individual functional area business goals; and

     . 10% of such bonus is payable at the chief executive officer's discretion.

     @Track's Chief Executive Officer retains the ability to recommend to the compensation committee whether any executive achieved his or her goals and is entitled to receive the bonus. While Ms. Bell does participate in the incentive bonus plan, her bonus is directly determined by the compensation committee. For additional information regarding Ms. Bell's prospective bonus, please refer to page 48 of this proxy statement. As reflected in the Summary Compensation Table on page 52 of this proxy statement, Ms. Bell and Messrs. Bilbao, Felker, McCausland, Smith and Lamm received bonuses in 2000. See "Directors and Executive Officers -- Employment Agreements" and "Compensation of Certain Executive Officers - Summary Compensation Table."

     Long-term Incentives - Stock Option Grants. The compensation committee selects certain executive officers of @Track to receive stock options to purchase shares of common stock, which include both incentive stock options and nonqualified stock options pursuant to the terms of the Stock Option Plan. The compensation committee administers the Stock Option Plan, determines those officers or other employees to whom options will be granted and prescribes the terms and conditions of such options, which need not be identical even for similarly situated employees.

     The board of directors and its compensation committee intend to further the interests of @Track's stockholders by tying a substantial portion of executive compensation to the market value of our common stock. @Track granted new options representing a total of 165,000 shares to executive officers during 2000.

     Policy with Respect to the $1 Million Deduction Limit

     Section 162(m) of the Internal Revenue Code generally limits the U.S. corporate income tax deduction for compensation paid to each executive officer named in the summary compensation table in the proxy statement of a public company to $1 million for each year, unless certain requirements are met. For fiscal 2000, the limitation imposed by Section 162(m) did not apply to the compensation paid to any executive officers. Therefore, the board of directors has taken no action in response to Section 162(m). The board of directors will consider actions to qualify compensation for deduction should it appear that the limits of Section 162(m) will be exceeded, but will retain the discretion to pay non-deductible compensation if that would be in the best interests of @Track and their stockholders under the circumstances.

Summary

     The compensation committee believes that @Track's executive compensation policies and actions provide @Track's executive officers with the appropriate incentives to achieve @Track's short and long-term goals and to enhance stockholder value.

                                                COMPENSATION COMMITTEE

                                                Stephen L. Greaves
                                                Gerry C. Quinn
                                                John T. Stupka

Vote Required and Recommendation

     The affirmative vote of a majority of the outstanding shares present is required to elect each of the five nominees for director. Broken non-votes and abstentions will not be counted as votes for the election of any of the directors. As of May 11, 2001, there were 25,326,829 shares of our common stock outstanding and entitled to vote on this proposal. Unlike the other proposals in this proxy statement, the class B common stockholders do not vote with the common stockholders in the election of directors, but have the right to elect one director on their own. However, the sold holder of the class B common stock has waived its right to elect any directors at this annual meeting. Accordingly, there were 1,000 shares of class B common stock outstanding as of May 11, 2001, with 0 shares entitled to vote on this proposal. The approval of proposal 5 is not conditioned upon the approval of the other five proposals.

     The board of directors recommends that you vote "FOR" the elections of Jana
A. Bell, Stephen L. Greaves, Gerry C. Quinn, John T. Stupka and Dr. William P. Osborne to serve as directors. All proxies solicited by the Board of Directors will be voted "FOR" the election of all five directors unless stockholders specify in their proxies contrary choices.

                          REPORT OF THE AUDIT COMMITTEE

     Our audit committee has reviewed and discussed with management our audited financial statements as of and for the fiscal year ended December 31, 2000. Our audit committee has also discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. Our audit committee has received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with our independent auditors that firm's independence from our management and us.

     During the year ended December 31, 2000, @Track retained its principal auditor, Arthur Andersen, to provide services in the following categories and amounts:

     .    audit fees of $115,000; and

     .    all other non-audit fees of $140,000.

The audit committee has considered whether the provision of non-audit services by @Track's principal auditor is compatible with maintaining auditor independence.

     Based on the review and discussions referred to in the above paragraph, our audit committee recommends to our board of directors that the year-end audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the SEC. The charter of our audit committee is attached to this proxy statement as Appendix G.

                                                  AUDIT COMMITTEE

                                                  Stephen L. Greaves
                                                  Gerry C. Quinn

                                PERFORMANCE GRAPH

     The following graph compares total stockholder returns of @Track since its initial public offering of common stock on June 22, 1995 to two indices:

     . the NASDAQ CRSP Total Return Index for the NASDAQ Stock Market, Composite; and

     .    the NASDAQ CRSP Total Return Index for Telecommunications Stocks.

Comparison of Cumulative Total Return on Investment Since @Track's Initial Public Offering on June 22, 1995

                       [PERFORMANCE GRAPH APPEARS HERE]


         Nasdaq US Index                Nasdaq Telecom Index              ATRK

 6/22/1995                 100.000                100.000               100.000
12/31/1995                 112.609                114.867                52.532
12/31/1996                 138.550                117.453                91.772
12/31/1997                 169.694                171.449                28.880
12/31/1998                 239.305                283.750                 5.696
12/31/1999                 444.718                503.438                11.392
12/31/2000                 267.580                216.392                 3.797


     The total return for @Track's stock and for each index assumes $100 invested on June 22, 1995 in @Track's common stock, the NASDAQ Composite Index and the NASDAQ Telecommunications Index, including the reinvestment of dividends, although cash dividends have never been declared on @Track's stock. @Track's common stock is traded on the NASDAQ SmallCap Market and is a component of both the NASDAQ-US Index and the NASDAQ Telecommunications Index.

     The closing price of the common stock on the last trading day of the 2000 fiscal year was $0.75 per share. Historical stock price performance is not necessarily indicative of future price performance.

                                    PROPOSAL 6:
             Ratification of Arthur Andersen as Independent Auditors

    Our board of directors has selected Arthur Andersen LLP as @Track's independent auditors for 2001. Arthur Andersen has audited our financial statements since October 13, 1999. Representatives of Arthur Andersen will attend the annual meeting to answer questions and may make a statement if they so desire.

     The selection of Arthur Andersen as our independent auditors does not need to be ratified by the stockholders. If the choice of Arthur Andersen is not ratified, our board of directors and the audit committee will reconsider the retention of Arthur Andersen. If the selection of Arthur Andersen is ratified by the stockholders, the board of directors and the audit committee may direct the appointment of a different independent accounting firm at any time during 2001.

     Effective as October 13, 1999, @Track dismissed its prior independent auditors, PricewaterhouseCoopers. The audit committee recommended this action to @Track's board of directors who subsequently approved this action. The reports of PricewaterhouseCoopers on @Track's financial statements for the fiscal years ended December 31, 1998 and December 31, 1997 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the 1997 fiscal year, the 1998 fiscal year and the 1999 fiscal year period prior to October 13, 1999, there were no disagreements between @Track and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports. @Track requested that PricewaterhouseCoopers furnish it with a letter addressed to the SEC stating whether or not it agreed with the above statements. A copy of such letter, dated October 20, 1999, was included as Exhibit 16 to the Form 8-K filed with the SEC on October 20, 1999.

     @Track engaged Arthur Andersen as its new independent auditors as of October 13, 1999. During the 1997 fiscal year, the 1998 fiscal year and the 1999 fiscal year period prior to October 13, 1999, @Track did not consult with Arthur Andersen regarding either:

     . the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on @Track's financial statements, and neither a written report was provided to @Track nor was oral advice provided that Arthur Andersen concluded was an important factor considered by @Track in reaching a decision as to any accounting, auditing or financial reporting issue; or

     . any matter that was either the subject of a disagreement or a reportable event with PricewaterhouseCoopers.

Vote Required and Recommendation

     The affirmative vote of a majority of the shares present is needed to ratify Arthur Andersen LLP as independent auditors for 2001. Broker non-votes and abstentions will not be counted as votes for this proposal. As of May 11, 2001, there were 25,326,829 shares of our common stock outstanding, and there were 1,000 shares of class B common stock outstanding and entitled to vote on this proposal. Because the 1,000 shares of class B common stock is convertible into 1,600,000 shares of common stock and the class B common stock shares vote together with the common stock on this proposal as a single class, the total number of shares of common stock entitled to vote on this proposal is 26,926,829 shares. The approval of proposal 6 is not conditioned upon the approval of the other five proposals.

     The Board of Directors recommends that you vote "FOR" the ratification of Arthur Andersen as the independent auditors for 2001. All proxies solicited by the Board of Directors will be voted "FOR" the ratification of Arthur Andersen unless stockholders specify in their proxies a contrary vote.

                              STOCKHOLDER PROPOSALS

     We must receive any stockholder proposal intended for inclusion in the proxy materials for our annual meeting to be held in 2002 no later than December 31, 2001 to have such proposal included in our proxy statement for the 2002 annual meeting. You must submit your proposal in writing to our Corporate
Secretary:

                                J. Raymond Bilbao
                           1155 Kas Drive, Suite 100,
                             Richardson, Texas 75081
                            Telephone (972) 301-2000

                                  ANNUAL REPORT

     Our annual report on Form 10-K, which includes our consolidated financial statements as of and for the year ended December 31, 2000, is being mailed to you along with this proxy statement. Our Form 10-K for the year ended December 31, 2000 is incorporated by reference into and made a part of this proxy statement. Upon written request, we will provide, without charge to any stockholder, a copy of our annual report on Form 10-K, including the financial statements and financial statement schedules to such report. Such request should be directed to:

                                 1155 Kas Drive
                                    Suite 100
                             Richardson, Texas 75081
                                 (972) 301-2000
                             Attn: J. Raymond Bilbao

                                  OTHER MATTERS

     Our board of directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                      By Order of the Board of Directors,

                                      J. RAYMOND BILBAO

                                      Secretary

May ___, 2001

                                                                      APPENDIX A
                                                                      ----------

                     STOCK PURCHASE AND EXCHANGE AGREEMENT

________________________________________________________________________________

                     STOCK PURCHASE AND EXCHANGE AGREEMENT

                                 By and Among

                         @TRACK COMMUNICATIONS, INC.,

                           MINORPLANET SYSTEMS PLC,

                                      and

                              MACKAY SHIELDS LLC

                                  Dated as of

                               February 14, 2001

________________________________________________________________________________

                               Table of Contents

                                                                                                                    Page
                                                                                                                    ----
                                                             ARTICLE I
                                                            DEFINITIONS

SECTION 1.01.         Definitions.................................................................................     3

                                                            ARTICLE II
                                                     THE TRANSACTIONS; CLOSING

SECTION 2.01.         Purchase and Sale of Purchase Shares; Consideration........................................     10
SECTION 2.02.         Purchase and Sale of Buyer Sub 1 Shares; Consideration.....................................     10
SECTION 2.03.         Exchange of Notes..........................................................................     10
SECTION 2.04.         Waiver of Interest Payment.................................................................     11
SECTION 2.05.         Closing....................................................................................     11
SECTION 2.06.         Closing Delivery Matters...................................................................     11
                                                            ARTICLE III
                                           REPRESENTATIONS AND WARRANTIES OF THE COMPANY

SECTION 3.01.         Organization...............................................................................     12
SECTION 3.02.         Authorization; Enforceability..............................................................     12
SECTION 3.03.         Non-Contravention..........................................................................     13
SECTION 3.04.         Consents and Approvals.....................................................................     13
SECTION 3.05.         Capitalization.............................................................................     13
SECTION 3.06.         Subsidiaries. .............................................................................     14
SECTION 3.07.         Financial Statements; No Material Adverse Change...........................................     15
SECTION 3.08.         SEC Reports................................................................................     16
SECTION 3.09.         Other Corporate Action.....................................................................     16
SECTION 3.10.         Proxy Statement............................................................................     17
SECTION 3.11.         Issuance, Sale and Delivery of the Shares..................................................     17
SECTION 3.12.         Compliance with Laws; Permits..............................................................     17
SECTION 3.13.         Litigation.................................................................................     17
SECTION 3.14.         Material Agreements........................................................................     18
SECTION 3.15.         Taxes......................................................................................     18
SECTION 3.16.         Insurance..................................................................................     19
SECTION 3.17.         Intellectual Property......................................................................     19
SECTION 3.18.         Employee Matters; Benefit Plans; and Labor Relations.......................................     21
SECTION 3.19.         Environmental Compliance...................................................................     24
SECTION 3.20.         Full Disclosure............................................................................     25
SECTION 3.21.         Interests in Clients, Suppliers, Etc.......................................................     25
SECTION 3.22.         Transactions with Related Parties..........................................................     25
SECTION 3.23.         Territorial Restrictions...................................................................     25
SECTION 3.24.         Absence of Certain Business Practices......................................................     26
SECTION 3.25.         HSR........................................................................................     26

                                                            ARTICLE IV
                                              REPRESENTATIONS AND WARRANTIES OF BUYER
SECTION 4.01.         Organization...............................................................................     26
SECTION 4.02.         Memorandum and Articles of Association. ...................................................     26
SECTION 4.03.         Authorization; Enforceability..............................................................     27
SECTION 4.04.         Non-Contravention..........................................................................     27
SECTION 4.05.         Consents and Approvals.....................................................................     27
SECTION 4.06.         Compliance with Law; Litigation............................................................     28
SECTION 4.07.         Acquisition for Investment.................................................................     28
SECTION 4.08.         Purchase Shares and Technology Shares Not Registered.......................................     28
SECTION 4.09.         Risk of Investment.........................................................................     29
SECTION 4.10.         Title......................................................................................     29
SECTION 4.11.         Capitalization.............................................................................     29
SECTION 4.12.         Books and Records..........................................................................     30
SECTION 4.13.         Taxation. .................................................................................     30
SECTION 4.14.         Intellectual Property......................................................................     30
SECTION 4.15.         Employees..................................................................................     31
SECTION 4.16.         Pensions. .................................................................................     31
SECTION 4.17.         Environmental Matters......................................................................     32
SECTION 4.18.         HSR........................................................................................     32
SECTION 4.19.         Buyer Representations......................................................................     32

                                                             ARTICLE V
                                   REPRESENTATIONS AND WARRANTIES OF MAJORITY HOLDERS AND MACKAY

SECTION 5.01.         Organization...............................................................................     32
SECTION 5.02.         Authorization..............................................................................     33
SECTION 5.03.         Non-Contravention..........................................................................     33
SECTION 5.04.         Consents and Approvals.....................................................................     33
SECTION 5.05.         Compliance with Law; Litigation............................................................     34
SECTION 5.06.         Ownership of Notes.........................................................................     34
SECTION 5.07.         Acquisition for Investment.................................................................     34
SECTION 5.08.         Majority Holder Shares Not Registered......................................................     34
SECTION 5.09.         Risk of Investment.........................................................................     35
SECTION 5.10.         No Government Review.......................................................................     35

                                                            ARTICLE VI
                                                   CORPORATE GOVERNANCE MATTERS

SECTION 6.01.         Appointment of Directors...................................................................     35
SECTION 6.02.         Committees.................................................................................     37
SECTION 6.03.         Voting Matters.............................................................................     37
SECTION 6.04.         Certificate of Incorporation; Bylaws.......................................................     39
SECTION 6.05.         Majority Holder Transferees................................................................     39

                                                            ARTICLE VII
                                                     COVENANTS AND AGREEMENTS
SECTION 7.01.         Conduct of the Business....................................................................     39
SECTION 7.02.         Officers and Employees.....................................................................     42
SECTION 7.03.         Meeting of Stockholders....................................................................     42
SECTION 7.04.         Proxy Materials............................................................................     42
SECTION 7.05.         HSR Act and Other Filings..................................................................     43
SECTION 7.06.         No Transfers. .............................................................................     43
SECTION 7.07.         Transfer Restriction.......................................................................     43
SECTION 7.08.         Notification...............................................................................     44
SECTION 7.09.         Additional Issuances.......................................................................     44
SECTION 7.10.         No Inconsistent Action.....................................................................     45
SECTION 7.11.         Conditions.................................................................................     45
SECTION 7.12.         Confidential Information...................................................................     46
SECTION 7.13.         Cooperation................................................................................     46
SECTION 7.14.         Consent of Certain Investors...............................................................     46
SECTION 7.15.         Certain Actions............................................................................     47
SECTION 7.16.         Financial Statements and Other Reports.....................................................     48
SECTION 7.17.         Exchange of Stock Certificates.............................................................     48
SECTION 7.18.         Lost, Stolen, Destroyed or Mutilated Stock Certificates....................................     48
SECTION 7.19.         Books and Records..........................................................................     49
SECTION 7.20.         Insurance..................................................................................     49
SECTION 7.21.         Maintenance of Nasdaq SmallCap Market System Quotation Approval............................     49
SECTION 7.22.         Current Information........................................................................     49
SECTION 7.23.         Access to Information......................................................................     49
SECTION 7.24.         Exchange Offer.............................................................................     50
SECTION 7.25.         Tax Election for Buyer Sub 1 and Buyer Sub 2...............................................     50
SECTION 7.26.         Actions....................................................................................     50
SECTION 7.27.         Nasdaq Matters.............................................................................     50

                                                           ARTICLE VIII
                                        CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

SECTION 8.01.         Conditions to Each Party's Obligations.....................................................     50
SECTION 8.02.         Additional Conditions to Obligations of the Company........................................     52
SECTION 8.03.         Additional Conditions to Obligations of Buyer..............................................     53
SECTION 8.04.         Additional Conditions to Obligations of Majority Holder....................................     57

                                                            ARTICLE IX
                                                          INDEMNIFICATION

SECTION 9.01.         The Company's Indemnities to Buyer and Majority Holder.....................................     59
SECTION 9.02.         Buyer's and Majority Holder's Indemnities to the Company...................................     59
SECTION 9.03.         Buyer Indemnity Regarding Buyer Sub 1 and Buyer Sub 2......................................     60
SECTION 9.04.         Third Party Claims; Notice and Opportunity to Defend.......................................     60

Section 9.05.         Survival of Representations, Warranties and Covenants......................................     61

                                                             ARTICLE X
                                                            TERMINATION

SECTION 10.01.        Termination................................................................................     62
SECTION 10.02.        Notice.....................................................................................     63
SECTION 10.03.        Effect of Termination......................................................................     63
SECTION 10.04.        Termination Fee............................................................................     63

                                                            ARTICLE XI
                                                        GENERAL PROVISIONS

SECTION 11.01.        Expenses of the Parties....................................................................     63
SECTION 11.02.        Further Assurances.........................................................................     64
SECTION 11.03.        Binding Agreement; Assignment..............................................................     64
SECTION 11.04.        Entire Agreement; No Third-Party Beneficiaries.............................................     64
SECTION 11.05.        Amendment; Modification....................................................................     64
SECTION 11.06.        Extensions; Waivers; Remedies Cumulative...................................................     64
SECTION 11.07.        Section Headings; Interpretation...........................................................     65
SECTION 11.08.        Governing Law..............................................................................     65
SECTION 11.09.        Notices....................................................................................     65
SECTION 11.10.        No Brokers.................................................................................     67
SECTION 11.11.        Public Announcements.......................................................................     68
SECTION 11.12.        Exhibits and Schedules.....................................................................     68
SECTION 11.13.        Enforcement; Consent to Jurisdiction.......................................................     68
SECTION 11.14.        Severability...............................................................................     68
SECTION 11.15.        Calculation of Capital Stock...............................................................     69
SECTION 11.16.        Majority Holder Signatures.................................................................     69
SECTION 11.17.        Other Matters..............................................................................     69
SECTION 11.18.        Counterparts...............................................................................     69

EXHIBITS
--------

Exhibit A      MPL License Agreement
Exhibit B      Form of Employment Agreement
Exhibit C      Registration Rights Agreement
Exhibit D      Amended and Restated Certificate of Incorporation

SCHEDULES
---------

Schedule 3.01      Organization
Schedule 3.05      Capitalization
Schedule 3.06      Subsidiaries
Schedule 3.07      Financial Statements; No Material Adverse Change
Schedule 3.13      Litigation

Schedule 3.14      Material Agreements
Schedule 3.15      Taxes
Schedule 3.17      Intellectual Property
Schedule 3.18      Employee Matters; Benefit Plans; and Labor Relations
Schedule 3.21      Interests in Clients, Suppliers, Etc.
Schedule 3.23      Territorial Restrictions
Schedule 8.02      Opinion of Buyer's Counsel
Schedule 8.03      Opinion of Company's Counsel

                     STOCK PURCHASE AND EXCHANGE AGREEMENT

          THIS STOCK PURCHASE AND EXCHANGE AGREEMENT (the "Agreement") is dated
                                                           ---------
as of February 14, 2001 and is by and among @TRACK COMMUNICATIONS, INC., a Delaware corporation (the "Company"), MINORPLANET SYSTEMS PLC, a United Kingdom
                           -------
public limited company ("Buyer"), and MACKAY SHIELDS LLC, a Delaware limited
                         -----
liability company ("Mackay"): (a) for and on behalf of certain accounts
                    ------
identified in Schedule 1 as "Majority Holders" (Mackay solely on behalf of such accounts and not on its own behalf, and with such accounts being hereinafter collectively referred to as the "Majority Holder"); (b) on its own behalf in
                                 ---------------
respect of (i) causing the accounts listed in Schedule 1 and not so identified (such accounts being hereinafter collectively referred to as the "Other Mackay
                                                                  ------------
Holders") to take the actions specified in Section 2.06, (ii) using its
-------
commercially reasonable efforts as specified in Section 11.16, and (iii) the representations and warranties specified in the paragraph preceding Section 5.01; and (c) in respect of the agreements, covenants, conditions, rights and obligations contained herein that apply to Majority Holders, on behalf of the Other Mackay Holders that shall be deemed Majority Holders for purposes of such agreements, covenants, conditions, rights and obligations only to the extent Mackay has actual authority and control over such actions at the time such actions are to be taken (it being the understanding of all of the parties hereto that Mackay does not represent that it has or will have any authority or control over the actions of the Other Mackay Holders except as set forth in Section 1.01 under the defined term "Mackay").

                                   RECITALS
                                   --------

          WHEREAS, the Company desires to sell to Buyer, and Buyer desires to purchase from the Company, 10,000,000 shares (the "Purchase Shares") of the
                                                   ---------------
common stock, par value $0.01 per share of the Company (the "Common Stock"), all
                                                             ------------
upon the terms and subject to the conditions set forth herein;

          WHEREAS, Buyer is the direct owner of 100% of the share capital of Minorplanet Limited (Co. Reg. No. 3213219) ("Buyer Sub 1"), a private limited
                                             -----------
company organized under the laws of the United Kingdom;

          WHEREAS, Buyer Sub 1 is the direct owner of 100% of the share capital of Mislex (302) Limited (Co. Reg. No. 4131647) ("Buyer Sub 2"), a private
                                                 -----------
limited company organized under the laws of the United Kingdom;

          WHEREAS, prior to the consummation of the transactions contemplated by this Agreement, Buyer Sub 1 intends to license to Buyer Sub 2 an exclusive right and royalty-free license (the "MPL License"), attached hereto as Exhibit A, to
                               -----------                       ---------
market, resell, distribute and operate in North America certain vehicle management information tracking technology;

          WHEREAS, prior to the consummation of the transactions contemplated by this Agreement, Buyer Sub 1 intends to transfer (the "Transfer") all of its
                                                      --------
assets and liabilities, other than the share capital of Buyer Sub 2, to Mislex
(292) Limited (Co. Reg. No. 4072786)

("Newco"), a private limited company organized under the laws of the United
  -----
Kingdom, pursuant to a Hive-Across Agreement between such parties;

          WHEREAS, immediately prior to the consummation of the transactions contemplated by this Agreement, the assets of Buyer Sub 2 will consist of assets required for the Company to further penetrate the North American marketplace, namely, the MPL License;

          WHEREAS, as a result of the Transfer, the reversionary interest in the MPL License will reside in Newco;

          WHEREAS, in order to obtain the benefits of the MPL License currently held by Buyer Sub 2 as licensee, the Company desires to purchase and acquire from Buyer 100% of the share capital of Buyer Sub 1, and Buyer desires to sell 100% of the share capital of Buyer Sub 1 to the Company in consideration for Buyer receiving therefor 140,000,000 shares (the "Technology Shares") of Common
                                                  -----------------
Stock, all upon the terms and subject to the conditions set forth herein;

          WHEREAS, the Company currently has outstanding $94,355,000 in principal amount of 13 3/4% Senior Notes due 2005, Series A, and 13 3/4% Senior Notes due 2005, Series B (collectively, the "Notes");
                                             -----

          WHEREAS, Majority Holder is the beneficial holder of Notes having the principal face amount of $65,337,000 (the "Majority Holder Notes");
                                           ---------------------

          WHEREAS, the Company desires in accordance with the Exchange Ratio (as herein defined) to exchange with the Majority Holder the Majority Holder Notes for 51,934,421 shares (the "Majority Holder Shares") of Common Stock, all upon
                            ----------------------
terms and subject to the conditions set forth in this Agreement;

          WHEREAS, the Other Mackay Holders are, in the aggregate, the beneficial holders of Notes having the principal face amount of $5,425,000 (the "Other Mackay Holders Notes");
 --------------------------

          WHEREAS, the Company desires in accordance with the Exchange Ratio to exchange with the other Mackay Holders, the Other Mackay Holders Notes for 4,312,170 shares (the "Other Mackay Holders Shares") of Common Stock, all under
                       ---------------------------
the terms and subject to the conditions set forth in this Agreement;

          WHEREAS, at a time to be mutually agreed to by the Company and Buyer after the execution and delivery of this Agreement, the Company intends to commence an exchange offer (the "Exchange Offer") with the holders of the Notes
                                 --------------
(other than Majority Holder except if Majority Holder so chooses to participate in such offer as a means of delivering the Majority Holder Notes to the Company) offering to exchange Notes held by such parties for shares of Common Stock based on the Exchange Ratio, which transaction to be upon the terms and subject to the conditions of the Exchange Offer;

          WHEREAS, immediately prior to the consummation of the transactions contemplated hereby, the Company intends to effect the Reverse Stock Split (as hereinafter defined);

          WHEREAS, contemporaneously with the execution of this Agreement, the Company is delivering to Buyer and Majority Holder, and Buyer and Majority Holder are severally and not jointly delivering to the Company, disclosure statements (collectively, the "Disclosure Statement") which is comprised of
                               --------------------
certain Schedules related to the provisions of this Agreement.

          NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01.  Definitions.   The following terms when used in this
                    -----------
Agreement shall have the meanings ascribed thereto:

     "$" shall mean U.S. dollars, and unless otherwise specifically provided for
      -
herein, all references to currency contained in this Agreement shall mean U.S. dollars.

     "(Pounds)" shall mean Pounds Sterling being the official currency of the
      --------
United Kingdom.

     "Acquisition Proposal" shall have the meaning given thereto in Section
      --------------------
7.15.

     "Additional Securities" shall have the meaning given thereto in Section
      ---------------------
7.09.

     "Affiliate" of any Person shall mean any other Person that, directly or
      ---------
indirectly, through one or more intermediaries, controls, is controlled by, or is under direct or indirect common control with, such first Person. For purposes of this definition, the term "control" (including the correlative meanings of the terms "controls," "controlled by," and "under direct or indirect control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

     "Agreement" shall have the meaning given thereto in the Preamble hereto.
      ---------

     "Anti-Takeover Provision" means (i) any provision of the Certificate of
      -----------------------
Incorporation or Bylaws of the Company or any contract, agreement or plan to which the Company is a party or by which it is bound or any statutory provision enacted after the date hereof which is applicable to the Company which the Company may opt out of if the effect of such provision would be to materially delay, hinder or prevent a change in control of the Company, or (ii) a stockholder rights plan or "poison pill," including the provisions of any preferred stock or common stock purchase rights issued pursuant thereto; provided, however, that
                                                      --------  -------
such term shall not include any customary change of control provisions contained in employment agreements between the Company and any of its directors, officers or other employees or in any plans or agreements relating to stock options or other awards of equity securities made by the Company to any such persons.

     "Asserted Liability" shall have the meaning given thereto in Section 9.04.
      ------------------

     "Board" shall mean the board of directors of the Company.
      -----

     "Business Day" shall mean any day other than a Saturday, Sunday, U.S.
      ------------
national legal holiday, or a legal holiday under the laws of the State of Texas or the United Kingdom.

     "Buyer" shall have the meaning given thereto in the Preamble hereto.
      -----

     "Buyer Confidentiality Agreement" shall have the meaning given thereto in
      -------------------------------
Section 7.12(a).

     "Buyer Sub 1" shall have the meaning given thereto in the Recitals.
      -----------

     "Buyer Sub 1 Intellectual Property Rights" shall mean the Intellectual
      ----------------------------------------
Property Rights in and to the vehicle management information technology systems and services owned and developed by Buyer Sub 1.

     "Buyer Sub 1 Shares" shall mean all of the issued and outstanding shares of
      ------------------
Buyer Sub 1.

     "Buyer Sub 2" shall have the meaning given thereto in the Recitals.
      -----------

     "Cingular Warrants" shall mean those warrants to purchase shares of the
      -----------------
Company's Common Stock issued to the predecessor entity of Cingular Wireless pursuant to that certain Warrant Agreement, dated September 27, 1996, by and between the Company and Cingular Wireless.

     "Cingular Wireless" shall mean Cingular Wireless LLC.
      -----------------

     "Class B Common Stock" shall mean the Class B Common Stock of the Company,
      --------------------
par value $0.01 per share.

     "Closing" shall mean the consummation of the transactions contemplated by
      -------
this Agreement in accordance with the provisions of Section 2.05.

     "Closing Date" shall mean the date selected in accordance with the
      ------------
provisions of Section 2.05 and on which Closing occurs.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time
      ----
to time.

     "Common Stock" shall have the meaning given thereto in the Recitals.
      ------------

     "Company" shall have the meaning given thereto in the Preamble hereto.
      -------

     "Company Losses" shall have the meaning given thereto in Section 9.02.
      --------------

     "Company Option Plan" shall have the meaning given thereto in Section 3.05.
      -------------------

     "Company Permits" shall have the meaning given thereto in Section 3.12.
      ---------------

     "Delaware Business Combination Statute" shall mean Section 203 of the DGCL.
      -------------------------------------

     "DGCL" shall mean the Delaware General Corporation Law, as amended from
      ----
time to time.

     "Disclosure Statement" shall have the meaning given thereto in the
      --------------------
Recitals.

     "Employment Agreement" shall mean, as applicable, the individual employment
      --------------------
agreements, dated as of the Closing Date, to be entered into by each of Jana A. Bell, Todd A. Felker, Pierre H. Parent, W. Michael Smith, C. Marshall Lamm, Robert LaMere and J. Raymond Bilbao and the Company, each substantially in the form of Exhibit B, and "Employment Agreements" shall mean, collectively, all
        ---------       ---------------------
such agreements.

     "Environment" shall have the meaning given thereto in Section 4.17.
      -----------

     "Environmental Laws" shall have the meaning given thereto in Section 3.19.
      ------------------

     "ERISA" shall have the meaning given thereto in Section 3.18(a).
      -----

     "ERISA Affiliate" shall have the meaning given thereto in Section 3.18(a).
      ---------------

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended
      ------------
from time to time, and the rules and regulations promulgated thereunder.

     "Exchange Offer" shall have the meaning given thereto in the Recitals.  The
      --------------
terms of the Exchange Offer shall include (without limitation) with respect to each exchanging Holder of Notes: (i) the waiver of interest contemplated by
Section 2.04 (read to be applicable to all Holders of Notes so participating), and (ii) the rights and benefits provided under the Registration Rights Agreement.

     "Exchange Ratio" shall have the meaning given thereto in Section 2.03.
      --------------

     "Existing Line of Business" shall mean a facilities based, enhanced service
      -------------------------
provider that offers fleet management and/or status or information about vehicles and/or location capabilities through mobile communications service.

     "Financial Statements" shall have the meaning given thereto in Section
      --------------------
3.07.

     "GAAP" shall mean generally accepted accounting principles in effect in the
      ----
United States of America from time to time, applied on a consistent basis during the periods involved.

     "Governmental Authority" shall mean any nation or government, whether
      ----------------------
federal, state, foreign or local, or any other political subdivision thereof, or any agency or instrumentality of any such governmental or political subdivision, or any other Person, exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. For purposes of this Agreement, the term "Governmental Authority" shall include the NASD and Nasdaq and any stock exchange or listing authority of the United Kingdom.

     "Hamilton Warrant" shall mean those warrants issued pursuant to that
      ----------------
certain Investor Relations Services Agreement, dated as of March 31, 2000, by and between the Company and N.D. Hamilton Associates, Inc.

     "Hazardous Materials" shall have the meaning given thereto in Section 3.19.
      -------------------

     "Holders" shall mean all Persons holding any of the Notes, including the
      -------
Majority Holder.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of
      -------
1976, as amended from time to time, and the rules and regulations promulgated thereunder.

     "Indemnifying Party" shall have the meaning given thereto in Section 9.04.
      ------------------

     "Indemnitee" shall have the meaning given thereto in Section 9.04.
      ----------

     "Indenture" shall mean that certain Indenture, dated as of September 23,
      ---------
1997, by and among HighwayMaster Communications, Inc., HighwayMaster Corporation (each such party being a predecessor in interest to the Company), and The Chase Manhattan Bank National Association, (such party being a predecessor in interest to Texas Commerce Bank National Association), as trustee, relating to the Notes, as such Indenture has been amended.

     "Institutional Warrants" shall mean those warrants issued pursuant to that
      ----------------------
certain Warrant Agreement, dated September 23, 1997, by and among the Company, Bear, Stearns & Co., and Smith Barney Inc. that were issued in conjunction with the issuance of the Notes.

     "Intellectual Property Rights" shall have the meaning given thereto in
      ----------------------------
Section 3.17.

     "Inland Revenue" shall mean Her Majesty's Inland Revenue Service.
      --------------

     "Investor Directors" shall have the meaning given thereto in Section
      ------------------
6.01(a).

     "knowledge" shall mean the terms "knowledge" or "aware" and any derivations
      ---------
thereof and, when applied to any party to this Agreement, shall refer to the knowledge and awareness, as the case may be, which such party or, if applicable, any director or officer thereof (or consultant performing similar functions) has or reasonably could have had, given such party's official position and after commercially reasonable inquiry of the other directors, officers, and employees of such party who would have reason to know of such facts and information.

     "licenses" shall mean, when applied to any party to this Agreement, all
      --------
consents, approvals, orders, rights, licenses, permits and other authorizations, if any, issued by any Governmental Authority in connection with the conduct of the business or operation of such Person, together with any additions thereto (including renewals or modifications of licenses and applications therefor) as may be made by such Person in the ordinary course between the date hereof and the Closing Date.

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, charges,
      ----
encumbrance, claim, easement, transfer restriction, lien (statutory or otherwise) or security agreement of any kind or nature whatsoever.

     "Mackay" shall have the meaning given thereto in the Preamble.  Mackay is
      ------
investment advisor to each Majority Holder and each of the Other Mackay Holders. Mackay is authorized by each Majority Holder to execute and deliver agreements and other documents in its name and on its behalf in connection with investments directed by Mackay and, accordingly, Mackay is executing and delivering this Agreement solely in the name and on behalf of each Majority Holder (and not on its own behalf) except to the limited extent set forth in subsection (b) of the Preamble hereto. Mackay is not authorized to execute and deliver agreements and other documents in the name or on behalf of any Other Mackay Holders and, accordingly, Mackay is executing and delivering this Agreement in respect of Other Mackay Holders only to the limited extent set forth in subsection (c) of the Preamble hereto. This Agreement shall be read and construed consistent with the foregoing.

     "Majority Holder" shall have the meaning given thereto in the Preamble
      ---------------
hereto.

     "Majority Holder Notes" shall have the meaning given thereto in the
      ---------------------
Recitals.

     "Majority Holder Shares" shall have the meaning given thereto in the
      ----------------------
Recitals.

     "Material Adverse Effect" shall mean a material adverse effect on the
      -----------------------
condition (financial or otherwise), liabilities, business, assets, or results of operations of the party with respect to which such term is used, other than any effects arising out of or resulting from changes affecting the economy or financial conditions generally or from the transactions contemplated hereby.

     "Material Agreements" shall have the meaning given thereto in Section
      -------------------
3.14(a).

     "MPL License" shall have the meaning given thereto in the Recitals.
      -----------

     "NASD" and "Nasdaq" shall mean the National Association of Securities
      -----------------
Dealers, Inc. and the Nasdaq SmallCap Market, respectively.

     "Newco" shall have the meaning given thereto in the Recitals.
      -----

     "Notes" shall have the meaning given thereto in the Recitals.
      -----

     "Order" shall have the meaning given thereto in Section 8.01(b).
      -----

     "Other Mackay Holders" shall have the meaning given thereto in the Preamble
      --------------------
hereto.

     "Other Mackay Holders Notes" shall have the meaning given thereto in the
      --------------------------
Recitals.

     "Other Mackay Holders Shares" shall have the meaning given thereto in the
      ---------------------------
Recitals.

     "Permitted Liens" shall mean (i) mechanics', carriers', repairmen's,
      ---------------
landlord's, or other like Liens arising or incurred in the ordinary course of business, (ii) Liens arising under original purchase price conditioned sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice, (iii) statutory Liens for Taxes not yet due and payable, and (iv) other encumbrances or restrictions or imperfections of title which do not materially impair the continued use and operation of the assets to which they relate.

     "Person" shall mean an individual, corporation, partnership, joint venture,
      ------
joint stock company, association, trust, business trust, unincorporated organization, Government Authority, or any other entity of whatever nature.

     "PBGC" shall have the meaning given thereto in Section 3.18(b)
      ----

     "Plan" or "Plans" shall have the meaning given thereto in Section 3.18(a).
      ----      -----

     "Pollution of the Environment" shall have the meaning given thereto in
      ----------------------------
Section 4.17.

     "Preferred Stock" shall have the meaning given thereto in Section 3.05.
      ---------------

     "Proxy Statement" shall have the meaning given thereto in Section 3.10.
      ---------------

     "Purchase Shares" shall have the meaning given thereto in the Recitals.
      ---------------

     "Registration Rights Agreement" shall mean that certain Registration Rights
      -----------------------------
Agreement, to be dated as of the Closing Date, by and between the Company, Buyer, and Majority Holder substantially in the form of Exhibit C.
                                                        ----------

     "Related Party" shall have the meaning given thereto in Section 3.22.
      -------------

     "Reverse Stock Split"  shall have the meaning given thereto in Section
      -------------------
8.03(u).

     "SEC" shall mean the U.S. Securities and Exchange Commission or its
      ---
successor.

     "SEC Reports" shall have the meaning given thereto in Section 3.08.
      -----------

     "Securities Act" shall mean the Securities Act of 1933, as amended from
      --------------
time to time, and the rules and regulations promulgated thereunder.

     "Shares" shall mean, collectively, the Purchase Shares, the Technology
      ------
Shares and the Majority Holder Shares and Other Mackay Holders Shares.

     "Signing Percentage" shall have the meaning given thereto in Section 11.16.
      ------------------

     "1996 Stockholders Agreement" shall mean that certain Amended and Restated
      ---------------------------
Stockholders Agreement, dated as of September 27, 1996, by and among the Company, Southwestern Bell Wireless Holdings, Inc., Carlyle-HighwayMaster Investors, L.P., Erin Mills International Investment Corporation and the other persons named therein.

     "Stockholders Meeting" shall have the meaning given thereto in Section
      --------------------
7.03.

     "Stupka Option" shall mean the Option Agreement, dated June 22, 1998, by
      -------------
and between the Company and John T. Stupka.

     "Subscription Notice" shall have the meaning given thereto in Section 7.09.
      -------------------

     "Subsidiary" or "Subsidiaries" shall mean as to any Person, any other
      ----------      ------------
Person of which at least 50% or more of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such first Person.

     "Superior Proposal"  shall have the meaning as given thereto in Section
      -----------------
7.15(b).

     "Tax Returns" shall have the meaning given thereto in Section 3.15(a).
      -----------

     "Taxes" shall mean all taxes, charges, fees, premiums, customs, duties,
      -----
levies, whether accrued or otherwise, including, but not limited to, income, alternative or add-on minimum tax, gross receipts, excise, property, ad valorem, value added, sales, transfer, license, payroll, employment severance, profits, use, occupancy, stamp, capital stock, environmental, franchise taxes and any similar taxes, fees or charges and any taxes required by any law to be withheld, which taxes are imposed by the United States or any state, local or foreign government (including without limitation the United Kingdom) or subdivision or agency thereof; and such term shall include any interest, penalties, or additions to tax whether assessed or not.

     "Technology Shares" shall have the meaning given thereto in the Recitals.
      -----------------

     "Transfer" shall have the meaning given thereto in the Recitals.
      --------

     "Voting Power Ownership Percentage" means the percentage ownership
      ---------------------------------
calculated by dividing (i) the aggregate number of votes in the election of directors to which all shares of Common Stock or other voting securities of the Company owned by the applicable Person or Persons are entitled, howsoever and whenever acquired, by (ii) the aggregate number of votes in the election of directors to which all issued and outstanding voting securities of the Company are entitled, provided that voting securities issuable upon exercise or conversion of options, warrants or other securities or rights shall not be included for this purpose; and provided further that restricted stock of the Company which is not treated by the Company as outstanding shall not be included for this purpose.

                                  ARTICLE II

                           THE TRANSACTIONS; CLOSING

     SECTION 2.01.  Purchase and Sale of Purchase Shares; Consideration.  The
                    ---------------------------------------------------
Company and Buyer agree that, at the Closing, and subject to the terms and conditions contained in this Agreement, the Company shall issue and sell to Buyer, and Buyer shall purchase and acquire from the Company, the Purchase Shares. As consideration for the Purchase Shares, Buyer shall, at the Closing, pay to the Company the sum of ten million U.S. dollars ($10,000,000) in immediately available funds, which funds shall be paid by wire transfer to an account on behalf of the Company, the details about which account the Company shall provide to Buyer not less than two Business Days prior to the Closing Date. The Company and Buyer hereby acknowledge and agree that the Purchase Shares shall be issued in a transaction exempt from registration under the Securities Act by virtue of Section 4(2) thereof, and under applicable state securities laws, and accordingly will be regarded as restricted securities as such term is defined in the Securities Act.

     SECTION 2.02.  Purchase and Sale of Buyer Sub 1 Shares; Consideration.  The
                    ------------------------------------------------------
Company and Buyer agree that, at the Closing, and subject to the terms and conditions contained in this Agreement, Buyer shall sell, transfer, and deliver to the Company, and the Company shall purchase and acquire from Buyer, the Buyer Sub 1 Shares. As consideration for the sale of the Buyer Sub 1 Shares, the Company shall, at the Closing, issue, transfer, and deliver to Buyer the Technology Shares. The Company and Buyer hereby acknowledge and agree that the Technology Shares shall be issued in a transaction exempt from registration under the Securities Act by virtue of Section 4(2) thereof, and under applicable state securities laws, and accordingly will be regarded as restricted securities as such term is defined in the Securities Act.

     SECTION 2.03.  Exchange of Notes.   The Company and Majority Holder agree
                    -----------------
that, at the Closing, and subject to the terms and conditions contained in this Agreement, in exchange for Majority Holder (i) delivering and surrendering to the Company certificates or instruments representing the Majority Holder Notes, and (ii) waiving any interest that has accrued on the Majority Holder Notes after December 15, 2000, the Company shall (x) issue and deliver to Majority Holder 794.87 shares of Common Stock (rounded down to the nearest whole number) for each increment of $1,000 in principal amount (the "Exchange Ratio")
                                                       --------------
evidenced by the Majority Holder Notes, and (y) pay Majority Holder cash in an amount equal to the accrued and unpaid interest on each outstanding Majority Holder Note up to and including December 15, 2000, which payment shall be made in immediately available funds and be wired to an account of Majority Holder, the details about which account Majority Holder shall provide to the Company not less than two Business Days prior to the Closing Date. Upon delivery to Majority Holder of the stock certificate or certificates representing the Majority Holder Shares, the Company shall cause the certificates representing the Majority Holder Notes to be canceled whether or not such certificates were delivered to the Company by Majority Holder, and such canceled Majority Holder Notes and the certificate representing such canceled Majority Holder Notes shall be deemed to be extinguished, null and void and canceled without any further action being required by the Company or any other party. The Company and Majority Holder hereby agree that the Majority Holder Shares shall be issued in a transaction exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof, and under applicable state securities laws. In addition, the Majority Holder Shares shall be issued in a transaction exempt from registration under the Securities Act by virtue of Section 4(2) thereof, and under applicable state securities laws, and accordingly, to the extent the Section 3(a)(9) exemption is not available, will be regarded as restricted securities as such term is defined in the Securities Act.

     SECTION 2.04.  Waiver of Interest Payment.  Majority Holder agrees that,
                    --------------------------
only as to Majority Holder, the Company's failure to pay to Majority Holder the interest payment otherwise required to be paid to Majority Holder under the terms of the Indenture on or prior to March 15, 2001 shall not constitute and shall not be deemed to constitute a default or event of default under the Indenture or give rise to any rights or remedies of Majority Holder against the Company under the terms of the Indenture. The Company and Majority Holder agree that if for any reason the transactions contemplated hereby between the Company and Majority Holder are not consummated, or this Agreement is terminated in accordance with its terms, the portion of the interest payment under the Indenture that is otherwise due and payable to Majority Holder on March 15, 2001 shall become due and payable to Majority Holder on the later of (x) March 15, 2001, or (y) thirty (30) days after the date the Agreement is terminated. Majority Holder further agrees that, in the event that this Agreement is terminated after March 15, 2001 and the Company is required to make the interest payment contemplated by this Section 2.04 after March 15, 2001, such failure to pay such interest in accordance with the terms of the Indenture shall not constitute and shall not be deemed to constitute a default, event of default, or breach of any kind under the Indenture or give rise to any rights or remedies against the Company, and Majority Holder hereby waives, and agrees that it shall not make, any such claim or seek any additional interest on or with respect to the March 15, 2001 interest payment. The Company and Majority Holder further agree that if the transactions contemplated hereby are consummated at any time after April 30, 2001, the Company shall be obligated to pay to Majority Holder the portion of the interest payment under the Indenture accruing on a daily basis as to the Majority Holder Notes after April 30, 2001, which payment shall become due and payable by the Company to Majority Holder thirty (30) days after the date the Agreement is consummated.

     SECTION 2.05.  Closing.  The Closing shall take place at the offices of
                    -------
Brown & Wood LLP, One World Trade Center, New York, New York at 10:00 a.m. (Eastern Standard Time), and shall take place on a date agreed upon and designated by Buyer and Majority Holder upon at least three (3) Business Days prior written notice to the Company after the last of the conditions specified in Article VIII shall have been satisfied, and not later than ten (10) Business Days after such conditions have been satisfied, or on such other date and at such other place as may be mutually agreed upon in writing by the Company, Buyer and Majority Holder; provided, however, that such date shall not be later than
                     --------  -------
June 30, 2001. In the event that the Closing does not occur on the scheduled date therefor by reason of the failure of any condition in Article VIII, any rescheduling of the Closing agreed to by the parties hereto shall occur in accordance with this Section 2.05, but in no event on a date later than June 30, 2001.

     SECTION 2.06.  Closing Delivery Matters.  The parties agree that, solely
                    ------------------------
for purposes of delivering to the Company the Majority Holder Notes and the Notes held by the Other Mackay Holders in an orderly and administratively efficient manner, Mackay, Majority Holder, and the

Other Mackay Holders shall be permitted to deliver such securities to the Company by way of, and in accordance with, the delivery requirements to be set forth in the Exchange Offer contemplated by Section 7.24. The parties further agree that, in the event that the Exchange Offer is terminated or not completed in accordance with its terms, Mackay and Majority Holder shall be required and obligated to deliver the Majority Holder Notes and Mackay shall cause the Other Mackay Holders to deliver the Other Mackay Holders Notes to the Company as part of the Closing in accordance with the terms of this Agreement.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to each of Buyer and Majority Holder as follows:

     SECTION 3.01.  Organization.  The Company is a corporation duly organized,
                    ------------
validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own, operate, and lease its properties and to conduct its business substantially as now being conducted. The Company is duly qualified as a foreign corporation and is in good standing in the jurisdictions listed on Schedule 3.01, which are the only
                                             -------------
jurisdictions in which the character or location of the assets or properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where failure to be so qualified or to be in good standing has not had or would not have a Material Adverse Effect on the Company or on the ability of the Company to consummate the transactions contemplated hereby. The Company has all requisite power and authority, corporate or otherwise, to enter into this Agreement and, subject to the approval by the stockholders of the Company and Cingular Wireless of the transactions contemplated hereby, and the receipt of all requisite regulatory approvals, approval of Governmental Authorities, and the expiration of any applicable waiting periods, and the obtaining of other consents and waivers specified herein, to consummate the transactions contemplated hereby.

     SECTION 3.02.  Authorization; Enforceability.  The execution, delivery and
                    -----------------------------
performance of this Agreement and all other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby, have been duly approved and authorized by the Board, and all necessary corporate action on the part of the Company has been taken subject to the approval of the transactions contemplated hereby by the stockholders of the Company, and such authorization has not been withdrawn or amended in any manner. No other corporate action other than the obtaining of the consents and waivers specified herein is necessary for the authorization, execution, delivery and performance by the Company of this Agreement or any other agreement or document executed or to be executed by the Company in connection herewith, or the consummation by the Company of the transactions contemplated hereby and thereby. When duly authorized, executed and delivered by Buyer and Mackay on behalf of Majority Holder, this Agreement and all such other documents or instruments shall constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 3.03.  Non-Contravention.  The execution, delivery and performance
                    -----------------
of this Agreement by the Company and each of the other documents and instruments required to be entered into pursuant to this Agreement by the Company: (a) will not violate or conflict with any provisions of the Certificate of Incorporation or Bylaws of the Company, other than any such violations or conflicts that may result as a result of the entering into of this Agreement on the date hereof, prior to the Certificate of Incorporation being amended as contemplated by this Agreement, and which violations or conflicts will be cured as of the Closing,
(b) will not conflict with or constitute a violation by the Company of any applicable law, judgment, order, injunction, decree, rule, regulation or ruling of any Governmental Authority applicable to the Company or by which the Company's assets are bound, the enforcement of which would have a Material Adverse Effect on the Company's assets or its ability to perform its obligations under this Agreement or ability to consummate the transactions contemplated hereby, (c) will not, either alone or with the giving of notice or the passage of time, or both, modify, violate, conflict with, constitute grounds for termination of, or accelerate the performance required by, or result in a material breach or default of the terms, conditions or provisions of, any contract, agreement, note, bond, mortgage, indenture, (other than the transactions as to which any such violation or conflict will be cured prior to Closing) deed of trust, license, franchise, permit, commitment, waiver, exemption, order, obligation, lease, sublease, undertaking, agreement, offer, or other instrument, which violation, conflict, termination, acceleration, breach or default would have a Material Adverse Effect on the Company's assets or the Company's ability to perform its obligations hereunder or to consummate the transactions contemplated hereby, and (d) will not result in the creation of or imposition of (or the obligation to create or impose) any Lien on any of the Company's assets.

     SECTION 3.04.  Consents and Approvals.  No consent, approval, order or
                    ----------------------
authorization of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby except for: (i) the filing by the Company of the Proxy Statement with the SEC for use in connection with the Stockholders Meeting to approve the transactions contemplated hereby, (ii) the filing of the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State and the acceptance thereof, (iii) any required filings, approvals, or no-action letters with or from state securities authorities, (iv) any filings required under the HSR Act, (v) any filings required by the U.K. Listing Rules and/or the U.K. Companies Act 1985, and comments, waivers or approvals obtained with respect to all of the foregoing.

     SECTION 3.05.  Capitalization.  The authorized capital stock of the Company
                    --------------
consists of (i) 50,000,000 shares of Common Stock, (ii) 1,000 shares of Class B Common Stock and (iii) 20,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). As of February 14, 2001, there were 25,326,829
            ---------------
shares of Common Stock issued and outstanding, 1,000 shares of Class B Common Stock issued and outstanding, all of which are held by Cingular Wireless, and no shares of Preferred Stock issued and outstanding. All such issued and outstanding shares of Common Stock and Class B Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. The Company has reserved for issuance (w) 5,000,000 shares of Common Stock issuable upon exercise of the Cingular Warrants, (x) 1,600,000 shares of Common Stock issuable upon conversion of the Class B Common Stock beneficially owned by Cingular Wireless for Common Stock, (y) 820,750 shares of Common Stock issuable upon exercise of the Institutional Warrants, and (z) 196,695 shares of Common Stock issuable upon exercise of options granted under its 1994 Amended and Restated Stock Option Plan (the "Company Option Plan"). The Company has not reserved for
                        -------------------
issuance the 8,000 shares of Common Stock issuable upon exercise of the Hamilton Warrant, and the Company has not reserved for issuance the 3,798 shares of Common Stock issuable upon exercise of the Stupka Option. The Company has 311,997 shares of Common Stock in treasury. Except as set forth above, no shares of capital stock are reserved for issuance. Except as set forth in Schedule
                                                                   --------
3.05, there are no outstanding or existing options, warrants, rights (including
----
preemptive rights), calls, subscriptions, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital stock of the Company. Except as disclosed on Schedule 3.05, and with the exception of the Registration
                       -------------
Rights Agreement, the Company has not granted or agreed to grant any rights relating to the registration of its securities under applicable federal and state securities laws, including piggyback rights, and the consummation of the transactions contemplated by this Agreement will not trigger any anti-dilution provisions or other price adjustment mechanisms of any outstanding subscriptions, options, warrants, calls, contracts, preemptive rights, demands, commitments, conversion rights or other agreements or arrangements of any character or nature whatsoever under which the Company is or may be obligated to issue or acquire its capital stock. Assuming issuance of the Shares on February 14, 2001, Buyer would own as of such date 57.8% of the fully diluted common equity of the Company and 64.3% of the common equity of the Company assuming conversion of the Class B Common Stock, but not the exercise of any warrants or options of the Company, and the Majority Holder and the Other Mackay Holders would own in the aggregate as of such date 21.7% of the fully diluted common equity of the Company and 24.1% of the common equity of the Company assuming conversion of the Class B Common Stock, but not the exercise of any warrants or options of the Company.

     SECTION 3.06.  Subsidiaries.  Set forth on Schedule 3.06 is the name of the
                    ------------                -------------
Company's Subsidiary, which is the sole subsidiary of the Company. Such Subsidiary is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation (as set forth in such schedule), and has all requisite power and authority to own its property and to conduct its business substantially as now being conducted. Set forth on Schedule 3.06 is a list of jurisdictions in which such Subsidiary is
         -------------
qualified as a foreign limited liability company and such Subsidiary is in good standing in each jurisdiction where it is so qualified. Such jurisdictions are the only jurisdictions in which the character or location of the properties owned or leased by such Subsidiary, or the nature of the business conducted by such Subsidiary, make such qualification necessary. All of the issued and outstanding membership interests of such Subsidiary are (i) duly and validly authorized and issued, (ii) fully paid and nonassessable, (iii) owned, of record and beneficially, by the Company, and (iv) free and clear of all Liens, encumbrances, equities, options or claims whatsoever, including preemptive rights. No membership interests of such Subsidiary are reserved for issuance and there are no outstanding options, warrants, rights, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable securities, or other commitments, contingent or otherwise, relating to the membership interests of such Subsidiary, or pursuant to which such Subsidiary is or may become obligated to issue or exchange any membership interests of such Subsidiary. Except for the Subsidiary listed on Schedule 3.06 neither the Company nor such Subsidiary owns,
                     -------------
directly or indirectly, any capital stock or other economic, equity or ownership or proprietary interest in any other Person. Except as listed on Schedule 3.06,
                                                                 -------------
and except as contemplated hereby, the Company is not party to any partnership agreement, stockholders agreement, voting agreement or joint venture agreement with any other Person.

     SECTION 3.07.  Financial Statements; No Material Adverse Change.  (a)  The
                    ------------------------------------------------
financial statements of the Company included in its Annual Report on Form 10-K of the SEC for the fiscal years ended December 31 for each of 1999, 1998, and 1997, and its Quarterly Reports on Form 10-Q of the SEC for the fiscal quarters ended March 31, June 30, and September 30, 2000 (collectively, the "Financial
                                                                    ---------
Statements") comply as to form in all material respects with the applicable
----------
accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP during the periods covered thereby (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC, or for normal year-end adjustments), and fairly present in all material respects the financial position of the Company as at the dates thereof and the results of its operations and cash flows for the periods then ended, and are derived from the books and records of the Company, which are complete and accurate in all material respects and have been maintained in all material respects in accordance with applicable laws and regulations. Except as disclosed in
Schedule 3.07, since December 31, 1999, there has not been any declaration,
-------------
setting aside or payment of a dividend or other distribution with respect to shares of capital stock of the Company, except for dividends distributed to stockholders in the ordinary course of business, nor has there been any material change in accounting methods or practices by the Company.

  (b) Since December 31, 1999, except as set forth on Schedule 3.07 and as
                                                      -------------
disclosed in the SEC Reports filed prior to the date hereof, and except for the execution, delivery and performance of this Agreement and any other agreements to be entered into or contemplated hereby and the transactions contemplated hereby and thereby, (A) the Company has not incurred any obligations, contingent or non-contingent liabilities, liabilities for Taxes, levies, Liens, claims or other charges, long-term leases or unusual forward or long-term commitments (whether absolute, accrued, contingent or otherwise, known or unknown, whether due or to become due, or whether or not required by GAAP to be reflected in a balance sheet of the Company or disclosed in the notes thereto), except liabilities and obligations that (x) are adequately accrued or reserved against in the Financial Statements or disclosed in the notes thereto, (y) were incurred after December 31, 1999 in the ordinary course of business and consistent with past practice, or (z) have been discharged or paid in full, (B) no contract, lease or other agreement or instrument has been entered into or terminated by the Company or has become binding upon the Company or its assets which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect on the Company taken as a whole, or the ability of the Company to consummate the transactions contemplated hereby, (C) the Company is not in default, and to the Company's knowledge no third party is in default, under any Material Agreement which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect on the Company taken as a whole or on the ability of the Company to consummate the transactions contemplated hereby, (D) the business of the Company has been operated in the usual and ordinary course consistent with past practice, (E) except as set forth in Schedule 3.07, no event has occurred, which alone or together with other
   -------------
events, could reasonably be expected to have a Material Adverse Effect on the Company taken as a whole or on the ability of the Company to consummate the transactions contemplated hereby, except to the extent resulting from any changes in general economic conditions in the United States, (F) there has not been (i) any damage, destruction or casualty loss, whether covered by insurance or not, that, after application of insurance proceeds received or to be received, if any, has had a Material Adverse Effect on the Company, or (ii) other than increases granted and approved by the Compensation Committee of the Board for the officers of the Company in 2000 and on February 6, 2001, as to which such increase Buyer has been informed, any increase in the rate or terms of compensation payable or to become payable by the Company to the officers of the Company, or modification to the welfare or employee benefit plans.

     SECTION 3.08.  SEC Reports.  The Company has timely filed all forms,
                    -----------
schedules, registration statements, proxy statements, reports and documents required to be filed by it with the SEC since January 1, 1996 (collectively, the "SEC Reports"). As of their respective dates, the SEC Reports, after giving
 -----------
effects to any amendments or supplements thereto filed prior to the date hereof, complied in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, applicable to such SEC Reports. None of the SEC Reports when filed, after giving effect to any amendments and supplements thereto filed prior to the date hereof, contained (or, if filed after the date hereof, will contain) any untrue statement of a material fact or omitted (or, if filed after the date hereof, will omit) to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     SECTION 3.09.  Other Corporate Action.  The Board, at a meeting duly called
                    ----------------------
(or for which notice was duly waived by all directors of the Company) and held on February 10, 2001, has by resolution (i) approved the entering into of the transactions contemplated by this Agreement and the consummation thereof, and
(ii) specifically exempted Buyer and Majority Holder and their respective current and future Affiliates, associates, and transferees from any Anti-Takeover Provision and from having Section 203 et. seq. of the DGCL applied to
                                               --  ---
such parties with regard to a "business combination" (as such term is defined in
Section 203(c) of the DGCL) involving the Company. Such resolution referred to in clause (ii) hereof constitutes approval of such transactions by the Board for purposes of any Anti-Takeover Provision and of the provisions of Section 203 of the DGCL, and constitutes all actions necessary to ensure that all Anti-Takeover Provisions and the restrictions contained in Section 203 of the DGCL, to the fullest extent permitted by Section 203, will not apply to such aforementioned parties in connection with or after the consummation of the transactions contemplated hereby, and under all Anti-Takeover Provisions and to the fullest extent permitted by Section 203, there shall be no restriction on the ability of such aforementioned parties to vote the Shares being acquired hereunder for any purpose or be restricted by Section 203 et. seq. from entering into a "business
                                        --  ---
combination." To the Company's knowledge, no other state takeover statute is applicable to the transactions contemplated by this Agreement and/or the consummation of the transactions contemplated hereby.

     SECTION 3.10.  Proxy Statement.  The proxy statement described in Section
                    ---------------
7.04, including any amendments or supplements thereto (the "Proxy Statement"),
                                                            ---------------
shall not, at the time filed with the SEC, at the time mailed to the Company's stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information provided by Buyer, Mackay, Majority Holder or the Other Mackay Holders or their respective Affiliates, officers, directors, employees and agents specifically for use in the Proxy Statement. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

     SECTION 3.11.  Issuance, Sale and Delivery of the Shares.  When issued and
                    -----------------------------------------
paid for in compliance with the provisions of this Agreement, the Shares will be validly issued, fully paid and nonassessable, and will be free of any Liens, other than restrictions on transfer under state and/or federal securities laws. The sale and/or exchange of the Shares is not subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

     SECTION 3.12.  Compliance with Laws; Permits.  The business of the Company
                    -----------------------------
and its Subsidiary has been and is being conducted in compliance in all respects with all laws, ordinances and regulations of Governmental Authorities, including, without limitation, federal and state securities laws, laws and regulations relating to financial statements and reports, occupational safety, fair employment practices, fair labor standards and laws and regulations relating to employees and employee benefits, and any statutes or ordinances relating to the properties occupied or used by the Company and its Subsidiary, except as any such non-compliance would not have a Material Adverse Effect on the Company and its Subsidiary taken as a whole. Each of the Company and its Subsidiary is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary for it to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Company Permits") and no
                                                ---------------
suspension, revocation or cancellation of any of the Company Permits is pending or, to the knowledge of the Company or its Subsidiary, threatened, except to the extent that failure to possess the same would not have a Material Adverse Effect on the Company and its Subsidiary taken as a whole or on the ability of the Company to consummate the transaction contemplated hereby.

     SECTION 3.13.  Litigation.  Except as disclosed on Schedule 3.13, there is
                    ----------                          -------------
no action, suit, claim, investigation, review, or proceedings, legal, quasi-legal, administrative or otherwise, pending or, to the knowledge of the Company or its Subsidiary, threatened against the Company or its Subsidiary or any property or assets of the Company or its Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority. Neither the Company nor its Subsidiary is subject to any judgment, order, writ, injunction or decree of any arbitrator, court or Governmental Authority, and there are no unsatisfied judgments against the Company or its Subsidiary.

     SECTION 3.14.  Material Agreements.  (a)  Schedule 3.14 contains a true and
                    -------------------        -------------
complete list of each contract, agreement, lease, or deed that is material to the business or operation of the Company or its Subsidiary (the "Material
                                                                 --------
Agreements").  Complete copies of each Material Agreement including all
----------
amendments thereto have been furnished to or made available to Buyer.

     (b) Each Material Agreement listed on Schedule 3.14 is in full force and
                                           -------------
effect and is a valid and binding obligation of the Company or its Subsidiary, as applicable, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Except as set forth on Schedule 3.14, each of the Company
                                           -------------
and its Subsidiary has complied in all material respects with all such Material Agreements and there has been and will continue to be no material violation, material breach or default by the Company or its Subsidiary under such agreements (or an event which, with notice or lapse of time or both, would constitute a default). Neither the Company nor its Subsidiary knows (or has any reason to know) of any material violation, material breach or default by any other party to any of the Material Agreements. Except as set forth on Schedule
                                                                       --------
3.14, neither the Company nor its Subsidiary is bound by (i) any agreement,
----
contract or material commitment relating to the employment of any person by the Company or its Subsidiary, or any bonus, deferred compensation, pension, profit sharing, stock option, stockholder, employee stock purchase, retirement or other employee benefit plan, (ii) any agreement, indenture or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of its capital stock, (iii) any agreement, contract or commitment relating to capital expenditures other than those entered into the ordinary course and involving less than $100,000, (iv) any loan or advance to, or investment in, any other Person or any agreement, contract or commitment relating to the making of any such loan, advance or investment other than advances made in the ordinary course for a bona fide business purpose, (v) any
                                           ---- ----
guarantee or other contingent liability in respect of any indebtedness or obligation of any other Person, other than guarantees made in the ordinary course for a bona fide business purpose (vi) any management service, consulting
             ---- ----
or any other similar type contract, other than technical service consulting agreements and other agreements otherwise terminable on 90 days notice or involving payment in excess of $50,000 per annum, (vii) any agreement, contract or commitment limiting the freedom of the Company or its Subsidiary to engage in any line of business or to compete with any other Person, (viii) any agreement, contract or commitment not entered into in the ordinary course of business and which is not cancelable without penalty within 30 days, or (ix) any agreement, contract or commitment which would reasonably be expected to have a Material Adverse Effect on the business or operations of the Company and its Subsidiary taken as a whole or on the ability of the Company to consummate the transactions contemplated hereby.

     SECTION 3.15.  Taxes.  (a)  Except as set forth on Schedule 3.15:  (i) all
                    -----                               -------------
Tax Returns required to be filed by or on behalf of the Company or its Subsidiary have been or will be timely filed, (ii) all such Tax Returns that have been filed are complete and correct in all material respects, and all Taxes due with respect to taxable periods covered by such Tax Returns have been paid,
(iii) no written claim (other than a claim that has been finally settled) has been made by a taxing authority that either the Company or its Subsidiary is subject to an obligation to file Tax Returns or to pay or collect Taxes imposed by any jurisdiction in which the Company or its

Subsidiary do not file Tax Returns or pay or collect Taxes, other than any such claim that would not have a Material Adverse Effect on the Company and its Subsidiary taken as a whole or for which adequate reserves have been provided on the Financial Statements, (iv) there is no deficiency with respect to any Taxes, other than any such deficiency for which adequate reserves have been provided on the Financial Statements, and (v) all material assessments for Taxes due with respect to completed and settled examinations or concluded litigation have been paid which, individually or in the aggregate, exceed $25,000. As used in this Agreement, "Tax Returns" shall mean all federal, state, local and foreign tax
            -----------
returns, declarations, statements, reports, schedules, forms and information returns relating to Taxes.

     (b) Except as set forth on Schedule 3.15, each of the Company and its
                                -------------
Subsidiary has duly and timely withheld all Taxes required to be withheld in connection with its business and assets, and such withheld Taxes have been either duly and timely paid to the proper Governmental Authorities or properly set aside in accounts for such purpose.

     (c) Except as set forth on Schedule 3.15, (i) neither the Company nor its
                                -------------
Subsidiary is a party to or bound by or subject to any obligation under any Tax allocation, sharing, indemnification or similar agreement or arrangement with any Person, which might result in a Material Adverse Effect on the Company, and
(ii) neither the Company nor its Subsidiary is or has been at any time a member of any group of companies filing a consolidated, combined or unitary income tax return other than any such group the common parent of which is the Company.

     (d) Except as set forth on Schedule 3.15, (i) all taxable periods of the
                                -------------
Company and its Subsidiary ending before December 31, 1996 are closed or no longer subject to audit, (ii) neither the Company nor its Subsidiary is currently under any audit by any taxing authority as to which such taxing authority has asserted in writing any claim which, if adversely determined, could have a Material Adverse Effect on the Company and its Subsidiary taken as a whole, and (iii) no waiver of the statute of limitations is in effect with respect to any taxable year of the Company or its Subsidiary.

     SECTION 3.16.  Insurance.  Except as would not reasonably be expected to
                    ---------
have a Material Adverse Effect on the Company and its Subsidiary taken as a whole, each of the Company and its Subsidiary has in effect insurance coverage, including directors and officers' liability insurance, with financially sound and reputable insurers which, in respect of amounts, premiums, types and risks insured, constitutes reasonably adequate coverage against all risks customarily insured against by companies and their subsidiaries comparable in size and operations to the Company or its Subsidiary, as applicable.

     SECTION 3.17.  Intellectual Property.  (a)  Schedule 3.17 contains a list
                    ---------------------        -------------
of all material copyrights, trademarks, service marks, trade names, licenses, patents, permits, jingles, privileges, internet domain names, trade dress, trade secrets, mask works, designs, computer programs, know-how, and other similar intangible property rights and interests (collectively, "Intellectual Property
                                                         ---------------------
Rights") applied for by, issued to, registered in the name of, or owned by, the
------
Company or its Subsidiary, or under which the Company and its Subsidiary are licensed or franchised, and used in the conduct of the business and operation of the Company and its Subsidiary. To the knowledge of the Company, the operation of the business of the Company and its Subsidiary does not, and except as identified on Schedule 3.17 the Company and
                                                 -------------
its Subsidiary have not received any notice from any Person claiming that the business of the Company or its Subsidiary does infringe or misappropriate the Intellectual Property Rights of any Person, violate any export control law or regulation, violate the rights of any Person (including rights to privacy or publicity), or constitute unfair competition or trade practices under any applicable laws.

     (b) No judicial or administrative finding, whether preliminary, interim, or final, has been made or issued, that any of the patents owned by the Company or its Subsidiary is invalid, in whole or in part, or that the Company or its Subsidiary has infringed any patent or patent rights of any third party. None of the Company's or its Subsidiary's owned Intellectual Property, and to the knowledge of the Company none of the other Intellectual Property used by the Company, is subject to any outstanding decree, order, judgment or stipulation restricting in any manner its exploitation or use by the Company or its Subsidiary.

     (c) Except as set forth on Schedule 3.17, to the knowledge of the Company,
                                -------------
no Person is infringing or misappropriating any Intellectual Property Rights owned or licensed by the Company or its Subsidiary or engaging in other conduct that may diminish or undermine such Intellectual Property Rights, including, without limitation, the disclosure of confidential information of the Company or its Subsidiary, except for any such infringements or misappropriations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiary taken as a whole.

     (d) Except as set forth on Schedule 3.17, the Intellectual Property Rights
                                -------------
owned by the Company and its Subsidiary material to the Company and its Subsidiary taken as a whole have been duly registered with, filed in or issued by, as the case may be, the appropriate filing offices, domestic or foreign, to the extent necessary or reasonably desirable to ensure usual and customary protection for the Intellectual Property Rights in the relevant jurisdiction under any applicable law, and the same remain in full force and effect. Each of the Company and its Subsidiary has taken all necessary actions to ensure usual and customary protection for the Intellectual Property Rights in the relevant jurisdiction of the Intellectual Property Rights (including maintaining the secrecy of all confidential intellectual property) under any applicable law.

     (e) Except as set forth in Schedule 3.17, all Intellectual Property Rights
                                -------------
used by each of the Company and its Subsidiary in connection with its business are the sole property of the Company and its Subsidiary, as applicable, and, to the knowledge of the Company, no third party has any right to, ownership of, or other encumbrance upon any such Intellectual Property Rights except as otherwise or in the Schedules hereto. The existence or exercise of any such third party rights does not and could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiary taken as a whole. To the Company's knowledge, except as set forth on Schedule 3.17, no Intellectual Property Rights
                                  --------------
owned by a third party are necessary for the Company or its Subsidiary to practice or commercially exploit its Intellectual Property Rights, including without limitation the design, manufacture, sale, offering for sale, use, or distribution of the goods, products, and services of the Company or its Subsidiary.

     (f) All Intellectual Property Rights purported to be owned by each of the Company and its Subsidiary which were developed, worked on or otherwise held by any employee, officer, consultant, or other person are owned free and clear by the Company or its Subsidiary, as applicable, by operation of law or have been validly assigned to the Company or its Subsidiary, as applicable. All services provided to the Company or its Subsidiary by non-employees with respect to the creation, modification or improvement of any Intellectual Property Rights purported to be owned by the Company or its Subsidiary (including, without limitation, software, hardware, patentable inventions, and copyrightable works) have been performed pursuant to agreements with the Company and/or its Subsidiary that assign to the Company and/or its Subsidiary ownership of such Intellectual Property Rights, each of which is valid, binding, and enforceable according to its terms, except as limited by laws affecting enforcement of creditors' rights in general or equitable principles generally (regardless of whether in a proceeding in equity or at law).

     (g) All material contracts, licenses and agreements relating to the Intellectual Property owned or used by the Company and its Subsidiary are in full force and effect. The execution, delivery or performance of this Agreement, or consummation of the transactions contemplated by this Agreement, will neither violate nor result in the breach, modification, cancellation, termination, or suspension of such contracts, licenses, and agreements. The Company and its Subsidiary are in material compliance with, and has not materially breached any term of any such contracts, licenses and agreements and, to the knowledge of the Company, all other parties to such contracts, licenses and agreements are in material compliance with, and have not materially breached any term of, such contracts, licenses and agreements.

     SECTION 3.18.  Employee Matters; Benefit Plans; and Labor Relations.  (a)
                    ----------------------------------------------------
Schedule 3.18 lists all employee plans, programs, practices and arrangements,
-------------
including all employee benefit plans (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")),
                                                              -----
employment agreements, and health, medical, dental, welfare, accident, disability, life insurance, stock purchase, bonus, equity and equity-type compensation, severance pay and other employee benefit or fringe benefit plans maintained or contributed to by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate has any fixed or contingent, direct or indirect, liability (each a "Plan" and, collectively, the "Plans").
                                       ----                          -----
For purposes of this Agreement, "ERISA Affiliate" means any Affiliate or
                                 ---------------
Subsidiary and any other person or entity that would be treated as under common control or a single employer with the Company under Section 4001 of ERISA or
Section 414 (b), (c), (m) or (o) of the Code. The Company has delivered or made available to Buyer copies of each Plan and all amendments thereto and, if applicable, the summary plan description and any summaries of material modifications, any other material employee communications, the most recent determination letters and any other rulings, the three most recent annual reports on Internal Revenue Service Form 5500, and the three most recent actuarial reports and/or statements of trust assets with respect to each such Plan.

     (b) Except as set forth on Schedule 3.18, (i) there is no accumulated
                                -------------
funding deficiency, whether or not waived, within the meaning of Section 302 of ERISA and Section 412 of the Code with respect to any Plan that is subject to such sections, (ii) no "reportable event" (other than those for which the 30-day notice to the Pension Benefit Guaranty Corporation ("PBGC")
                                                     ----
has been waived) or "prohibited transaction" (other than those for which there is an available exemption) (as such terms are defined in ERISA and the Code, as applicable) has occurred with respect to any Plan during the five years preceding the Closing Date, (iii) each Plan is and has been operated in compliance in all material respects with the presently applicable provisions of ERISA, the Code and other applicable law, (iv) with respect to any insurance contract providing funding under any Plan, there is no material liability for any retroactive rate adjustment arising from events occurring prior to the Closing Date, (v) neither the Company nor any ERISA Affiliate has incurred any liability under Title IV of ERISA to the PBGC in connection with any Plan which is subject to Title IV of ERISA which has not been fully paid prior to the date hereof, other than liability for premiums due the PBGC, which premiums have been paid when due, and no such Plan has been terminated or is reasonably expected to be terminated or to be subject to proceedings by the PBGC under Title IV of ERISA on or before the Closing Date, (vi) the Company expects that the Internal Revenue Service will issue, with respect to each Plan intended to be tax qualified under Sections 401(a) and 501(a) of the Code, a letter determining that such Plan is qualified and its related trust is exempt from United States federal income tax under Sections 401(a) and 501(a) of the Code, respectively, and there has been no occurrence affecting the form or operation of any Plan which is likely to adversely affect such qualification, (vii) no amendment to any Plan has been adopted that would require the provision of security to such Plan under Section 401(a)(29) of the Code, (viii) no Plan is a "welfare benefit fund" (within the meaning of Section 419(e) of the Code), a "multiple employer plan" (within the meaning of Section 413(c) of the Code) or a "multiemployer plan" (as defined in Section 3(37) of ERISA), and no withdrawal liability has been incurred by or asserted against the Company or any ERISA Affiliate with respect to any employee pension benefit plan which is a multiple employer plan or a multiemployer plan, and (ix) the Company has not received any notice and does not have any knowledge or reasonable expectation that any Plan is insolvent or in reorganization within the meaning of Title IV of ERISA or that increased contributions to any Plan may be required to avoid a reduction in plan benefits or the imposition of any excise tax.

     (c) Each Plan that is a "group health plan" (as defined in Section 4980B of the Code) has been operated in compliance with Section 4980B of the Code and the secondary payor requirements of Section 1862(b)(1) of the Social Security Act. Except as set forth on Schedule 3.18, no medical claim in excess of $50,000 has
                       -------------
been incurred but is unpaid under any Plan that will result in a liability to the Company. Except as provided in Schedule 3.18 and except as required by
                                    -------------
Section 4980B of the Code, neither the Company nor any ERISA Affiliate has any obligation or liability to provide medical, life insurance or supplemental pension benefits in respect of any current or former employees or independent contractors of the Company or any ERISA Affiliate beyond their retirement. Except as set forth on Schedule 3.18, no Plan provides for severance pay,
                       -------------
unemployment compensation or any similar payment with respect to any current or former employee or independent contractor of the Company or any ERISA Affiliate. Except as provided in Schedule 3.18, the consummation of the transactions
                      -------------
contemplated by this Agreement will not (i) entitle any such person or entity to severance pay, unemployment compensation or any other similar payment, (ii) accelerate the time of payment or vesting of any amount, (iii) increase the amount of compensation due to any such person or entity, (iv) constitute a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code), or (v) entitle any such person or entity to an "excess parachute payment" within the meaning of Section 280G of the Code. The Company and each ERISA Affiliate, as applicable, have reserved all rights necessary to amend each Plan and to terminate its participation in each Plan.

     (d)  Except as set forth on Schedule 3.18, there are no actions or claims
                                 -------------
existing or pending (other than routine claims for benefits) or, to the Company's knowledge, threatened with respect to any Plan, and neither the Company nor any ERISA Affiliate has been notified of any audit or investigation of a Plan by any governmental entity.

     (e) All contributions required to be made by the Company or any ERISA Affiliate under applicable laws or the terms of any Plan or collective bargaining agreement to each Plan have been made within the time prescribed by such laws, Plan or collective bargaining agreement. Except as set forth on
Schedule 3.18, the present value of all "benefit liabilities" (whether or not
-------------
vested) (as defined in Section 4001(a)(16) of ERISA) under each Plan which is subject to Title IV of ERISA did not exceed as of the most recent plan actuarial valuation date, and will not exceed as of the Closing Date, the then current value of the assets of such Plan as determined pursuant to Section 412 of the Code. For purposes of determining the present value of benefit under any such Plan, the actuarial assumptions and methods used under such Plan for the most recent plan actuarial valuation shall be used and all benefits provided under the Plan shall be deemed to be fully vested.

     (f) The Company and each ERISA Affiliate (except as a result of any actions taken by Buyer) (i) are in compliance in all material respects with all applicable laws respecting employment, employment practices, terms and conditions of employment and wages and hours (including, but not limited to, the Worker Adjustment Retraining Notification Act, the Age Discrimination in Employment Act, the Civil Rights Act of 1964, the Equal Pay Act, the Occupational Safety and Health Act, the Fair Labor Standards Act, the Americans with Disability Act of 1990, the Family and Medical Leave Act of 1993, and any other federal, state or local law regulating employment or protecting employee rights), in each case, with respect to current and former employees and independent contractors of the Company and such ERISA Affiliate, (ii) has withheld all amounts required by applicable Laws or by agreement to be withheld from the wages, salaries and other payments to such current and former employees and independent contractors, (iii) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing, and (iv) is not liable for any payment to any trust or other fund or to any governmental entity, with respect to unemployment compensation benefits, social security or other benefits for such current or former employees and independent contractors.

     (g)  Except as set forth on Schedule 3.18, (i) no employees of the
                                 -------------
Company are represented by any labor organization and there is no union organizational activity currently underway, or to the Company's knowledge, threatened, with respect to any employees of the Company, (ii) the Company is not engaged in, and has not received any written notice during the current or preceding year of, any unfair labor practice, and no such complaint is pending before the National Labor Relations Board or any other agency having jurisdiction thereof, (iii) the Company is not engaged in, and has not received any notice of, any grievances arising under any collective bargaining agreements, or any pending arbitration proceedings under any collective bargaining agreements, (iv) during the immediately preceding 24 calendar months there has not been any, and there is no, threatened, labor strike, work stoppage or slowdown pending against any portion of the business of the Company, and there is no pending lockout by the Company. The Company has satisfied and performed fully its obligations under each collective bargaining agreement, and under any order, conciliation contract or settlement contract by which any of them is bound or to which any of them is subject concerning employment related matters. Except as set forth on Schedule 3.18, the Company is not engaged in, and has not received
             -------------
notice of, any local, state and/or federal charge, complaint, lawsuit or other action, pertaining to the violation of any employment law, statute, ordinance or regulation and no such charge, complaint, lawsuit or other action is pending before any agency or administrative body responsible for administering such employment law, statute, ordinance or regulation.

     SECTION 3.19.  Environmental Compliance.  (a)  To the knowledge of the
                    ------------------------
Company, each of the Company and its Subsidiary has been and is, and at all times through the Closing Date shall remain in compliance with, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Federal Water Pollution Control Act and all other federal, state and local laws relating to pollution or protection of the environment, including laws and regulations relating to emissions, discharges, releases or threatened releases, transportation or disposal of industrial contaminants, petroleum products or chemicals (collectively, "Hazardous
                                                              ---------
Materials") into the environment (including the ambient air, surface water,
---------
groundwater, land surface or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials (the "Environmental
                                                             -------------
Laws"), except to the extent any such noncompliance does not create and has not
----
created a Material Adverse Effect on the Company and its Subsidiary taken as a whole, as applicable.

     (b) Without limiting the foregoing, and unless otherwise specifically provided the Company represents and warrants that:

               (i) to the Company's knowledge, there is not constructed, placed, deposited, stored, disposed of, nor located on the Company's or its Subsidiary premises, any asbestos in any form that has released or threatens to release airborne asbestos fibers in excess of applicable local, state and federal standards;

               (ii) to the Company's knowledge, there have been no spills, discharges, emissions, releases or threats of releases of any Hazardous Materials, pollutants or contaminants resulting from or associated with the business and operation of the Company or its Subsidiary, other than releases of de minimis quantities of such substances;
                 -- -------

               (iii) neither the Company nor its Subsidiary has received notice of, or has knowledge of, any violations of or claims under or pursuant to any Environmental Law or any occurrence, condition or circumstance which with notice, or passage of time, or both, would give rise to a violation of or claim under or pursuant to any Environmental Law, with respect to the business and operations of Company and its Subsidiary; and

               (iv) to the Company's knowledge, there are no past or present events, conditions or circumstances caused by the Company or its Subsidiary or as a result of any act of the Company or its Subsidiary that may interfere with or prevent compliance or continued compliance in all material respects by the Company and its Subsidiary in accordance with the Environmental Laws or with any order, decree, judgment, injunction, notice or demand issued, entered, promulgated or approved under the Environmental Laws, or which may give rise to any material common law or other legal liability, including liability under any Environmental Laws or otherwise which form the basis of any claim, action, demand, suit, proceeding, hearing, notice of violation, study or investigation, based on or related to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of Hazardous Materials.

     SECTION 3.20.  Full Disclosure.   Nothing in this Agreement, the Financial
                    ---------------
Statements referred to in Section 3.07 (including the footnotes thereto), or any Schedule, Exhibit or certificate delivered in accordance with the terms hereof or any document or statement in writing which has been supplied by any of the Company's directors or officers, in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. There is no fact known to the Company which would have a Material Adverse Effect on the Company and its Subsidiary taken as a whole or on their properties or assets, which has not been set forth in this Agreement or in the Schedules, Exhibits or certificates or statements in writing furnished in connection with the transactions contemplated by this Agreement.

     SECTION 3.21.  Interests in Clients, Suppliers, Etc.  Except as set forth
                    ------------------------------------
in Schedule 3.21, to the knowledge of the Company, and except for ownership of
   -------------
less than 5% in a publicly-traded corporation, no officer or director of the Company or its Subsidiary possesses, directly or indirectly, any financial interest in, or is a director, officer or employee of, any corporation, firm, association, or business organization or other Person that is a client, supplier, customer, lessor, lessee, or competitor of the Company or its Subsidiary.

     SECTION 3.22.  Transactions with Related Parties.   There has not been any
                    ---------------------------------
payment or charge by the Company or its Subsidiary to any Related Party; any payment or charge by any Related Party to the Company; or any other transaction between the Company and its Subsidiary on the one hand and any Related Party on the other hand. For purposes of this Section 3.22, the term "Related Party"
                                                              -------------
shall mean any member of the immediate family (including a spouse, brother, sister, descendant, ancestor or in-law) of any person who is, or during the past two years was, an officer or director of the Company or its Subsidiary or any corporation, partnership, trust or other entity in which any Related Party or any family member of such person has a substantial interest or is a director, officer, partner or trustee.

     SECTION 3.23.  Territorial Restrictions. Except as set forth in Schedule
                    ------------------------                         --------
3.23, neither the Company nor its Subsidiary is restricted by any oral or
----
written agreement or understanding with any other Person from carrying on the business and operations conducted by the Company and its Subsidiary anywhere in the world.

     SECTION 3.24.  Absence of Certain Business Practices.   To the Company's
     ----------------------------------------------------
knowledge, none of the Company , its Subsidiary or any officer, employee or agent thereof, nor any other Person acting on behalf of the Company or its Subsidiary, has, directly or indirectly, within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other Person or entity who is or may be in a position to help or hinder the Company or its Subsidiary (or assist the Company in connection with any actual or proposed transaction) which (i) subjects any party to any damage or penalty in any civil, criminal or governmental litigation or proceeding which would have a Material Adverse Effect on the Company and its Subsidiary taken as a whole, (ii) if not given in the past, could have had a Material Adverse Effect on the Company and its Subsidiary taken as a whole or
(iii) if not continued in the future, could have a Material Adverse Effect on the Company and its Subsidiary taken as a whole.

     SECTION 3.25.  HSR.  The Company (together with its Subsidiary) does not
                    ---
have Net Sales or Total Assets (as each such term is defined in the HSR Act) of $100,000,000 or more.

                                  ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF BUYER

        Buyer hereby represents and warrants to the Company as follows:

     SECTION 4.01.  Organization.  Buyer is a public limited company duly
                    ------------
organized, validly existing and in good standing under the laws of the United Kingdom. Each of Buyer Sub 1 and Buyer Sub 2 is a private limited company duly organized, validly existing and in good standing under the laws of the United Kingdom. Buyer Sub 2 is a wholly-owned subsidiary of Buyer Sub 1 and does not have any subsidiaries or subsidiary undertakings. Buyer has the requisite corporate power and authority to execute and deliver this Agreement and any other agreement or document executed or to be executed by Buyer in connection herewith and to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by Buyer hereunder or thereunder. Each of Buyer, Buyer Sub 1 and Buyer Sub 2 has the full corporate power and authority to own, lease, and operate its property and to carry on its business as now conducted and is in good standing in each jurisdiction in which its right, title, and interest in or to any asset owned or held by it, or the conduct of its business requires such authorization, qualification, or licensing, except where such party's failure to be so authorized, qualified or licensed would not have a Material Adverse Effect on such party or on such party's ability to consummate the transactions contemplated by this Agreement or for Buyer to perform its obligations hereunder.

     SECTION 4.02.  Memorandum and Articles of Association.   The copies of the
                    --------------------------------------
Memorandum and Articles of Association of Buyer Sub 1 and Buyer Sub 2, respectively, which have been supplied to the Company's United Kingdom counsel by Buyer's counsel are true and complete in all respects and have embodied in them or annexed to them a copy of every such resolution and agreement as is referred to in Section 380(4) of the Companies Act of 1985, and Buyer Sub 1 and Buyer Sub 2 have at all times carried on their respective business and affairs in all respects in accordance with their respective Memorandum and Articles of Association and all such resolutions and agreements.

     SECTION 4.03.  Authorization; Enforceability.   The execution, delivery,
                    -----------------------------
and performance by Buyer of this Agreement and all other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly approved and authorized by the Board of Directors of Buyer, and all necessary corporate action on the part of Buyer, Buyer Sub 1 and Buyer Sub 2 has been taken and such authorization has not been withdrawn or amended in any manner. No other corporate action is necessary on the part of Buyer (including without limitation, stockholder approval), Buyer Sub 1 or Buyer Sub 2 for the authorization, execution, delivery, and performance by Buyer of this Agreement or any other agreement or document executed or to be executed by Buyer, Buyer Sub 1 or Buyer Sub 2 in connection herewith, or for the consummation by Buyer of the transactions contemplated hereby or thereby. When duly authorized, executed and delivered by the Company, this Agreement and all such other documents or instruments shall constitute the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 4.04.  Non-Contravention.   The execution, delivery and performance
                    -----------------
of this Agreement by Buyer and each of the other documents and instruments required to be entered into pursuant to this Agreement by Buyer, Buyer Sub 1 or Buyer Sub 2: (a) will not violate or conflict with any provision of the Memorandum of Association or Articles of Association of Buyer, Buyer Sub 1 or Buyer Sub 2, (b) will not conflict with or constitute a violation by Buyer, Buyer Sub 1 or Buyer Sub 2 of any applicable law, judgment, order, injunction, decree, rule, regulation or ruling of any Governmental Authority applicable to Buyer, Buyer Sub 1, or Buyer Sub 2 the enforcement of which would have a Material Adverse Effect on Buyer, Buyer Sub 1 or Buyer Sub 2 or on Buyer's ability to perform its obligations hereunder or the ability of Buyer, Buyer Sub 1 or Buyer Sub 2 to consummate the transactions contemplated hereby, and (c) will not, either alone or with the giving of notice or the passage of time, or both, modify, violate, conflict with, constitute grounds for termination of, or accelerate the performance required by, or result in a breach or default of the terms, conditions or provisions of, or constitute a default under any contract, agreement, note, bond, mortgage, indenture, deed of trust, license, franchise, permit, commitment, waiver, exemption, order, obligation, lease, sublease, undertaking, agreement, offer or other instrument, which violation, conflict, termination, acceleration, breach or default would have a Material Adverse Effect on Buyer, Buyer Sub 1, or Buyer Sub 2 or on the ability of Buyer to perform its obligations hereunder or the ability of Buyer, Buyer Sub 1 or Buyer Sub 2 to consummate the transactions contemplated hereby. To Buyer's knowledge, each of Buyer Sub 1 and Buyer Sub 2 has complied with the provisions of the UK Companies Acts 1985-1989 and all filings and documents required to be filed with or delivered to the UK Registrar of Companies or to any other authority whatsoever by Buyer Sub 1 and Buyer Sub 2 have been correctly and properly prepared and so filed or delivered.

     SECTION 4.05.  Consents and Approvals.   No consent, approval, order or
                    ----------------------
authorization of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to Buyer or Buyer Sub 1 or Buyer Sub 2 in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby except for: (i) the filing by the Company of the Proxy Statement with the SEC for use in connection with the Stockholders Meeting to approve the transactions contemplated hereby, (ii) the filing by the Buyer after the Closing under Section 13(d) of the Exchange Act, (iii) the filing of the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State and the acceptance thereof, (iv) any required filings, approvals, or no-action letters with or from state securities authorities, and (v) any filings required under the HSR Act.

     SECTION 4.06.  Compliance with Law; Litigation.  (a)  None of Buyer, Buyer
                    -------------------------------
Sub 1 or Buyer Sub 2 is in violation of any material law, regulation, or ordinance, or any other material requirement of any Governmental Authority, nor is it subject to any judgment, award, order, writ, injunction, arbitration, decision, or decree that would have a Material Adverse Effect on Buyer, Buyer Sub 1, or Buyer Sub 2 or on Buyer's ability to enter into this Agreement or the ability of Buyer, Buyer Sub 1 or Buyer Sub 2 to consummate the transactions contemplated hereby and perform its obligations hereunder. There is no claim, litigation, action, investigation, review or administrative, arbitral, or other proceeding or petition or complaint, or to the knowledge of Buyer, investigation before any court or Governmental Authority pending or, to the knowledge of Buyer, threatened against Buyer, Buyer Sub 1 or Buyer Sub 2, which seeks to enjoin or prohibit, or that otherwise would have a Material Adverse Effect on Buyer, Buyer Sub 1 or Buyer Sub 2 or any of their respective properties or assets or which impairs or seeks to enjoin or prohibit Buyer's ability to perform its obligations under this Agreement or the ability of Buyer, Buyer Sub 1 or Buyer Sub 2 to consummate the transactions contemplated hereby.

     (b) To Buyer's knowledge, Buyer Sub 1 and Buyer Sub 2 have complied with the provisions of the UK Companies Acts and all returns, particulars, resolutions and documents required to be filed with or delivered to the UK Registrar of Companies or to any other authority whatsoever by Buyer Sub 1 and Buyer Sub 2 have been correctly and properly prepared and so filed or delivered.

     (c) To Buyer's knowledge, Buyer Sub 1 does not have any actual or contingent liabilities whatsoever and howsoever arising which Buyer would not have the means to satisfy if required to do so by reference to the indemnity given in Section 9.03.

     SECTION 4.07.  Acquisition for Investment.   Buyer represents, covenants,
                    --------------------------
and agrees that, upon the Closing, it will acquire the Purchase Shares and the Technology Shares for its own account for the purpose of investment and not with a view toward resale or public distribution thereof, except in compliance with all applicable securities laws and regulations, whether foreign or domestic, and as otherwise contemplated by the Registration Rights Agreement; provided,
                                                                --------
however, that the disposition of Buyer's property shall at all times be and
-------
remain within its control. Buyer is an "accredited investor," as that term is defined by Rule 501 of Regulation D, promulgated under the Securities Act.

     SECTION 4.08.  Purchase Shares and Technology Shares Not Registered. Buyer
                    ----------------------------------------------------
represents, covenants and agrees that the Purchase Shares and the Technology Shares are being issued pursuant to a Section 4(2) exemption from the registration requirements of the Securities

Act, and that the Purchase Shares and the Technology Shares have not been registered under the Securities Act or applicable state securities laws, and that they must be held indefinitely unless the offer and sale thereof are subsequently registered under the Securities Act and other applicable securities laws, or an exemption from such registration is available, provided that the disposition of Buyer's property shall at all times remain within its control. The Purchase Shares and Technology Shares shall bear substantially the following legend until such shares are registered under the Securities Act:

          THE OFFER AND SALE OF THE SECURITIES OF THIS COMPANY REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREIGN OR STATE SECURITIES LAWS, AND THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE OFFER AND SALE THEREOF ARE REGISTERED UNDER SUCH LAWS OR EXEMPTIONS FROM REGISTRATION ARE AVAILABLE AND THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND KNOWLEDGEABLE AS TO SECURITIES MATTERS STATING THAT EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE AND THAT THE PROPOSED SALE DOES NOT, AND WILL NOT, PLACE THE COMPANY OR ANY AFFILIATE THEREOF IN VIOLATION OF ANY APPLICABLE FEDERAL, STATE OR FOREIGN SECURITIES LAW, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

     SECTION 4.09.  Risk of Investment.   Buyer recognizes, acknowledges and
                    ------------------
warrants that it has such knowledge and experience as to be capable of evaluating the merits and risks of the investment in the Company and it is aware of the speculative nature of and risks of loss associated with such investment.

     SECTION 4.10.  Title.   Buyer is the sole legal and beneficial owner of the
                    -----
whole of the issued share capital of Buyer Sub 1 that is being conveyed to the Company, and has good title to such securities, free and clear of any liens, other than any that may be created by this Agreement. Upon consummation of the transactions contemplated hereby, and delivery of the Buyer Sub 1 Shares, and payment of the consideration therefor as contemplated hereby, the Company will receive good title to the Buyer Sub 1 Shares, free and clear of all Liens.
Buyer Sub 1 is the sole legal and beneficial owner of the whole of the issued share capital of Buyer Sub 2, and has good title to such securities, free and clear of all Liens.

     SECTION 4.11.  Capitalization.   The issued share capital of Buyer Sub 1
                    --------------
consists of (i) 112,358 ordinary shares of (Pounds)0.01 each and the issued share capital of Buyer Sub 2 consists of one ordinary share of (Pounds)1. All of the issued share capital of Buyer Sub 1 is owned by Buyer. All of the issued share capital of Buyer Sub 2 is owned by Buyer Sub 1. All such issued shares of Buyer Sub 1 and Buyer Sub 2 have been duly authorized and validly issued and are fully paid. Except as set forth herein and as contemplated by this Agreement, there are no outstanding or existing options, warrants, rights (including preemptive rights), calls, subscriptions, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of the capital of Buyer Sub 1 or Buyer Sub 2. No shares of Buyer Sub 1 or Buyer Sub 2 capital are reserved for issuance. Neither Buyer Sub 1 nor Buyer Sub 2 has granted or agreed to grant any rights relating to the registration of its securities under applicable federal and state securities laws, including piggyback rights, and the consummation of the transactions contemplated by this Agreement will not trigger any anti-dilution provisions or other price adjustment mechanisms of any outstanding subscriptions, options, warrants, calls, contracts, preemptive rights, demands, commitments, conversion rights or other agreements or arrangements of any character or nature whatsoever under which the Company is or may be obligated to issue or acquire its capital stock. Except as indicated in the Recitals hereto, neither Buyer Sub 1 nor Buyer Sub 2 has any Subsidiary nor are there any Liens on any of the capital stock of Buyer Sub 1 or Buyer Sub 2.

     SECTION 4.12.  Books and Records.   All accounts, books, ledgers, financial
                    -----------------
and other necessary records of whatsoever kind of Buyer Sub 1 and Buyer Sub 2 (including statutory books and all invoices and other records required for value added tax purposes) have been properly maintained, are in the possession of Buyer Sub 1 and Buyer Sub 2, respectively, and contain true and accurate records of all matters including those required to be entered in them by the UK Companies Acts 1985-1989 and no notice or allegation that any of the same is incorrect or should be rectified has been received.

     SECTION 4.13.  Taxation.   Buyer Sub 1 and Buyer Sub 2 have duly made all
                    --------
Tax Returns and given or delivered all notices, accounts and information which ought to have been made to, and are not involved in any dispute with, the Inland Revenue or other authority concerning any matter likely to affect in any manner the liability (whether accrued, contingent or future) of them to taxation of any nature whatsoever or other sums imposed, charged, assessed, levied or payable under the provisions of the taxation statutes and Buyer is not aware of any matter which may lead to such dispute. Buyer Sub 1 or Buyer Sub 2 have duly paid or fully provided for all taxation for which they are liable and there are no circumstances in which interest or penalties in respect of Taxes not duly paid could be charged against them in respect of any period prior to Closing.
No liability of Buyer Sub 1 and Buyer Sub 2 to Taxes has arisen or will arise up to Closing save for corporation tax payable in respect of normal trading profits earned by them or income tax deducted under PAYE regulations or national insurance contributions or Value Added Tax or sickness pay for which it is accountable to the Inland Revenue, Customs and Excise or other relevant authority and which has where appropriate been deducted or charged and where due paid to the Inland Revenue or such other relevant authority. Buyer Sub 1 and Buyer Sub 2 have not entered into or been a party to any schemes or arrangements designed partly or wholly for the purpose of them or (so far as Buyer is aware) any other person avoiding taxation in a manner contrary to applicable law.

     SECTION 4.14.  Intellectual Property.
                    ---------------------

     (a) To the knowledge of Buyer, the operation of the business of Buyer Sub 1 does not, and each of Buyer and Buyer Sub 1 have not received any notice from any Person claiming that the business of Buyer Sub 1 infringes or misappropriates the intellectual property rights of any Person, violate any export control law or regulation, violate the rights of any Person (including rights to privacy or publicity), or constitute unfair competition or trade practices under any applicable laws.

     (b) To the knowledge of Buyer, no Person is infringing or misappropriating any Buyer Sub 1 Intellectual Property Rights or engaging in other conduct that may diminish or undermine such Buyer Sub 1 Intellectual Property Rights, including, without limitation, the disclosure of confidential information of Buyer Sub 1, except for any such infringements or misappropriations that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Buyer Sub 1.

     (c) All Buyer Sub 1 Intellectual Property Rights used by Buyer Sub 1 in connection with its business are the sole property of Buyer Sub 1 and upon the Transfer, Newco, and, to the knowledge of Buyer, no third party has any right to, ownership of, or other encumbrance upon any such Buyer Sub 1 Intellectual Property Rights which conflict with any of the rights to be granted to Buyer Sub 2 in accordance with the MPL License except as otherwise provided herein.

     (d) Buyer Sub 1 Intellectual Property Rights purported to be owned by Buyer Sub 1 which were developed, worked on or otherwise held by any employee, officer, consultant, or other person are owned free and clear by Buyer Sub 1 and upon the Transfer, Newco, by operation of law or have been validly assigned to Buyer Sub 1 and upon the Transfer, Newco. All services provided to Buyer Sub 1 by non-employees with respect to the creation, modification or improvement of any Buyer Sub 1 Intellectual Property Rights purported to be owned by Buyer Sub 1 (including, without limitation, software, hardware, patentable inventions, and copyrightable works) have been performed pursuant to agreements with Buyer Sub 1 that assign to Buyer Sub 1 and upon the Transfer, Newco, ownership of such intellectual property rights, each of which agreement is valid, binding, and enforceable according to its terms, except as limited by laws affecting creditors' rights or equitable principles generally.

     (e) Buyer Sub 2, upon execution and delivery of the MPL License, will be the legal and beneficial owner of the exclusive right and royalty-free license to market, resell, distribute and operate the Intellectual Property Rights of Buyer Sub 1 in North America. The MPL license is free from any mortgage, charge, lien, security interest or other encumbrance.

     (f) Buyer represents to the Company that Buyer Sub 2 is a newly formed entity formed solely for the purpose of the transactions contemplated hereby and that Buyer Sub 2 has no prior operation's listing.

     SECTION 4.15.  Employees.   Following consummation of the transactions
                    ---------
contemplated hereby, Buyer Sub 1 and Buyer Sub 2 will not have any employees and will not have any liabilities (whether actual or contingent, material or nonmaterial, contractually or in tort) to any former employees or their families or other dependents.

     SECTION 4.16.  Pensions.   Contingent upon the consummation of the
                    --------
transactions contemplated hereby, Buyer Sub 1 and Buyer Sub 2 will not have any liabilities to any former employees or the families or other dependents of such former employees in respect of any employment agreements, employee plans, programs, practices, and arrangements, including all employee benefit plans and health, medical, dental, welfare, accident, disability, life insurance, stock purchase, bonus, equity and equity-type compensation, severance pay and other employee benefit or fringe benefit plans maintained or contributed to by Buyer Sub 1 or Buyer Sub 2.

     SECTION 4.17.  Environmental Matters.  (a)  No Pollution of the Environment
                    ---------------------
in violation of any law relating to protection of the Environment or at levels in excess of that permitted under any such law has occurred at, under or from any of the properties of the Buyer Sub 1 and Buyer Sub 2.

     (b) Buyer Sub 1 and Buyer Sub 2 have complied and continue to comply with all laws relating to protection of the Environment and have filed all notifications required to enable them lawfully and properly to operate their business at and from any of the properties of Buyer Sub 1 and Buyer Sub 2.

     (c)  In this Section 4.17, "Pollution of the Environment" and "Environment"
                                 ----------------------------       -----------
shall have the meanings given thereto in the UK Environmental Protection Act
1990.

     SECTION 4.18.  HSR.   Buyer (together with its Subsidiaries) does not have
                    ---
Net Sales or Total Assets (as each such term is defined in the HSR Act) of $100,000,000 or more.

     SECTION 4.19.  Buyer Representations.  Notwithstanding any other provision
                    ---------------------
contained in this Agreement, the parties agree that the representations and warranties of Buyer as to Buyer Sub 1 and Buyer Sub 2 shall be true and correct as of the Closing but shall not be required to be true and correct as of the execution of this Agreement, and Buyer shall have no liability whatsoever to the Company or any other party with regard to any inaccuracy of any representation or warranty contained herein pertaining to Buyer Sub 1 and Buyer Sub 2 as of the date hereof provided that such representations and warranties are true and correct as of the Closing.

                                   ARTICLE V

         REPRESENTATIONS AND WARRANTIES OF MAJORITY HOLDERS AND MACKAY

          Each Majority Holder hereby represents and warrants (as to itself only) and Mackay hereby represents and warrants (as to itself and/or the Other Mackay Holders, as appropriate), to the Company as follows. The representations and warranties set forth below in (A) Sections 5.01 and 5.06 are being made by:
(i) Mackay as to itself, Mackay in respect of each Majority Holder and Mackay in respect of the Other Mackay Holders, and (ii) each Majority Holder (as to itself only), and (B) the remaining Sections of this Article V are being made by: (i) each Majority Holder (as to itself only), and (ii) Mackay in respect of the Other Mackay Holders, and not Mackay individually in any other respect.

     SECTION 5.01.  Organization.   Such party is duly organized, validly
                    ------------
existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate power and authority to execute and deliver this Agreement (in the case of Mackay) on behalf of the Majority Holder and with respect to the Other Mackay Holders and any other agreement or document executed or to be executed by such party (in the case of Mackay) on behalf of the Majority Holder and/or with respect to the Other Mackay Holders in connection herewith and to perform and comply with (or cause to be performed and complied with) all of the terms, covenants, and conditions to be respectively performed and complied with by the Majority Holder and/or with respect to the Other Mackay Holders hereunder or thereunder. Each Majority Holder has the full corporate power and authority to own, lease, and operate its property and to carry on its business as now conducted.

     SECTION 5.02.  Authorization.   The execution, delivery, and performance by
                    -------------
such party of this Agreement and all other agreements contemplated hereby and the consummation by such party of the transactions contemplated hereby and thereby to be consummated by such party, have been duly approved or authorized by all necessary corporate action on its part (if any). No other corporate action is necessary for the authorization, execution, delivery, and performance by such party of this Agreement or any other agreement or document executed or to be executed by such party, or for the consummation by such party of the transactions contemplated hereby or thereby to be consummated by such party. When duly authorized, executed and delivered by the other parties hereto, this Agreement and all such other documents or instruments shall constitute the valid and binding obligations of such party, enforceable against such party in accordance with their respective terms, except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 5.03.  Non-Contravention.   The execution of this Agreement by such
                    -----------------
party, and the delivery and performance of this Agreement by such party and each of the other documents and instruments required to be entered into pursuant to this Agreement by such party: (a) will not violate or conflict with any provision of the organizational documents of such party, (b) will not conflict with or constitute a violation by such party of any applicable law, judgment, order, injunction, decree, rule, regulation or ruling of any Governmental Authority applicable to such party, the enforcement of which would have a material adverse effect on such party's ability to perform its obligations hereunder or consummate the transactions contemplated hereby, and (c) will not, either alone or with the giving of notice or the passage of time, or both, modify, violate, conflict with, constitute grounds for termination of, or accelerate the performance required by, or result in a breach or default of the terms, conditions or provisions of, or constitute a default under any contract, agreement, note, bond, mortgage, indenture, deed of trust, license, franchise, permit, commitment, waiver, exemption, order, obligation, lease, sublease, undertaking, agreement, offer or other instrument, which violation, conflict, termination, acceleration, breach or default would have a material adverse effect on the ability of such party to perform its obligations hereunder or consummate the transactions contemplated hereby.

     SECTION 5.04.  Consents and Approvals.   No consent, approval, order or
                    ----------------------
authorization of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to such party for the valid execution and delivery of this Agreement or the valid consummation by such party of the transactions contemplated hereby except for: (i) the filing by the Company of the Proxy Statement with the SEC for use in connection with the Stockholders

Meeting to approve the transactions contemplated hereby; (ii) filings by such Majority Holder or Mackay required under Section 13(d) of the Exchange Act;
(iii) any filings required under the HSR Act, and comments, waivers or approvals obtained with respect to all the foregoing.

     SECTION 5.05.  Compliance with Law; Litigation.   Such Party is not in
                    -------------------------------
violation of any material law, regulation, or ordinance, or any other material requirement of any Governmental Authority, nor is it subject to any judgment, award, order, writ, injunction, arbitration, decision, or decree that would, in each case, have a material adverse effect on its ability to enter into this Agreement or consummate the transactions contemplated hereby and perform its obligations hereunder. There is no claim, litigation, administrative, arbitral, or other proceeding or petition or complaint, or to the knowledge of such party, investigation before any court or Governmental Authority pending or, to the knowledge of such party, threatened against such party, which seeks to enjoin or prohibit, or that otherwise would have a material adverse effect on, such party's ability to perform its obligations under this Agreement and consummate the transactions contemplated hereby.

     SECTION 5.06.  Ownership of Notes.   Mackay represents that the Majority
                    ------------------
Holders are the beneficial holders in the aggregate of not less than $65,337,000 in principal amount of Notes, and that the Other Mackay Holders are the beneficial holders in the aggregate of not less than $5,425,000 in principal amount of Notes. Such Notes will be delivered at Closing in the manner set forth herein free and clear of any and all Liens of any kind, nature or description.

     SECTION 5.07.  Acquisition for Investment.   Each Majority Holder
                    --------------------------
represents, covenants, and agrees that, upon the Closing, it will acquire the Majority Holder Shares, and Mackay represents, covenants, and agrees that upon the Closing the Other Mackay Holders will acquire the Other Mackay Holders Shares, for its own account for the purpose of investment and not with a view toward resale or public distribution thereof, except in compliance will all applicable securities laws and regulations, whether foreign or domestic, and as otherwise contemplated by the Registration Rights Agreement; provided, however,
                                                             --------  -------
that the disposition of each of Majority Holder's and Other Mackay Holders' property shall at all times be and remain within its control. Each of Majority Holder and Other Mackay Holders is an "accredited investor," as that term is defined by Rule 501 of regulation D, promulgated under the Securities Act.

     SECTION 5.08.  Majority Holder Shares Not Registered.   Such party
                    -------------------------------------
acknowledges that at the Closing, the Majority Holder Shares and the Other Mackay Holders Shares are being issued pursuant to a Section 3(a)(9) exemption from the registration requirements of the Securities Act, and that the Shares have not been registered under the Securities Act or applicable state securities laws. The Majority Holder Shares and the Other Mackay Holders Shares shall also be issued at the Closing in a transaction exempt from registration under the Security Act by virtue of Section 4(2) thereof, and under applicable state securities laws. The Majority Holder Shares and the Other Mackay Holders Shares shall bear substantially the following legend until the earlier of (i) the delivery by Majority Holder and the Other Mackay Holders of an opinion of counsel that, due to the availability of the Section 3(a)(9) exemption (or another exemption) the Majority Holder Shares and the Other Mackay Holders Shares are not deemed "restricted" or (ii) such Majority Holder Shares and the Other Mackay Holders Shares being registered under the Securities Act:

          THE OFFER AND SALE OF THE SECURITIES OF THIS COMPANY REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREIGN OR STATE SECURITIES LAWS, AND THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE OFFER AND SALE THEREOF ARE REGISTERED UNDER SUCH LAWS OR EXEMPTIONS FROM REGISTRATION ARE AVAILABLE AND THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND KNOWLEDGEABLE AS TO SECURITIES MATTERS STATING THAT EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE AND THAT THE PROPOSED SALE DOES NOT, AND WILL NOT PLACE THE COMPANY NOR ANY AFFILIATE THEREOF, IN VIOLATION OF ANY APPLICABLE FEDERAL, STATE OR FOREIGN SECURITIES LAW, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

     SECTION 5.09.  Risk of Investment.   Such Party recognizes, acknowledges
                    ------------------
and warrants that it has such knowledge and experience as to be capable of evaluating the merits and risks of the investment in the Company and it is aware of the speculative nature of and risks of loss associated with such investment.

     SECTION 5.10.  No Government Review.   Such party acknowledges and agrees
                    --------------------
that the Exchange Offer being effected hereby and the documents to effect such exchange have not been reviewed or approved by any Governmental Authority, nor has any such Governmental Authority made any finding or determination as to the fairness of the terms of such exchange.

                                  ARTICLE VI

                         CORPORATE GOVERNANCE MATTERS

     SECTION 6.01.  Appointment of Directors.   (a)  The Company hereby agrees
                    ------------------------
that, at and after the Closing, the Board shall consist of seven directors. The Company further agrees that Buyer shall be entitled to designate, and concurrent with the Closing, shall have elected to the Board, two (2) members of the Board (any and all directors designated by Buyer pursuant to the terms of this Section
6.01 shall be referred to herein as the "Investor Directors"); provided,
                                         ------------------    --------
however, that in the event that the size of the Board shall be increased, Buyer
-------
shall have the right to at least proportionate representation on the Board following such increase based on the composition of the Board as between Investor Directors and non-Investor Directors immediately prior to such increase; and provided, further, that in no event shall the Board consist of
              --------  -------
more than eleven directors. Buyer agrees to designate any Investor Directors to be appointed to the Board pursuant to the terms of this Section 6.01 by way of written notification to the Company. Each of such Investor Directors shall serve until his or her successor is elected or appointed or qualified or, if earlier, until his or her death, resignation, or removal. The parties further agree that Buyer shall be entitled at all times upon five (5) days prior written notice to the Company to designate additional members of the Board such that the number of Investor Directors taken as a percentage is at least equal to Buyer's Voting Power Ownership Percentage (rounded up to the nearest whole number); provided, however, that under no circumstance shall Buyer
                       --------  -------
be precluded from designating at least two members of the Board regardless of Buyer's Voting Power Ownership Percentage (rounded up to the nearest whole number). Notwithstanding the foregoing, if at any time the Buyer's Voting Power Ownership Percentage is less than 5% Section 6.03 hereof shall terminate.

     (b) In accordance with the foregoing, the Company hereby agrees that, from and after the Closing Date the Company shall cause (i) each person designated by Buyer as an Investor Director in accordance with the provisions of Section 6.01(a) to be included (consistent with applicable law and the Amended and Restated Certificate of Incorporation) in the group of nominees who are recommended for election as directors by the management of the Company following the date on which such person is so designated by Buyer as an Investor Director, and at each succeeding meeting of stockholders of the Company when directors in such designee's class are to be elected, (ii) at a special meeting of the Board held as soon as practicable after the creation of any vacancy as a result of the death, resignation or removal of an Investor Director, the appointment of such person as is designated by Buyer to fill any such vacancy if a special meeting is required to effect such appointment, and (iii) at such time as Buyer wishes to designate additional Investor Directors in accordance with the provisions of
Section 6.01(a), to be taken at a special meeting of the Board held as soon as practicable after Buyer notifies the Company of its desire to designate such directors (and prior to taking any other actions) and any and all action necessary to enlarge the Board in order to enable election of the additional Investor Directors so designated by Buyer to fill any such vacancies created thereby and to fill such vacancies with such Directors. The Company shall not be in violation of this Section 6.01 to the extent that Buyer fails to designate Investor Directors or such designees elect not to serve as Investor Directors. For purposes of this Agreement, the Company shall be in compliance with this
Section 6.01 if it uses all reasonable efforts to cause the Investor Directors to be elected to the Board in accordance with this Section 6.01.

     (c) As of the Closing and for as long as Buyer owns any shares of Common Stock, the Bylaws of the Company shall provide that all actions taken by any committee of the Board shall be recommendations that shall be submitted to the full Board for approval unless, prior to such action being taken, the Board has adopted a resolution expressly delegating to the committee the power to take the action in question.

     (d) The Company shall not, and shall not permit its Affiliates to, solicit proxies (as such terms are used in the proxy rules of the SEC) of the stockholders of the Company to vote against any Investor Director or for the approval of any stockholder or other proposals that are inconsistent with the rights afforded Buyer pursuant to this Agreement.

     (e) In addition to any compensation to which the members of the Board may be entitled, the Company shall reimburse each Investor Director for the reasonable out-of-pocket expenses incurred by such director. In addition, the Company shall obtain and maintain at all times during which this Agreement remains in effect, at the cost and expense of the Company, director liability insurance policies covering each member of the Board.

     SECTION 6.02.  Committees.   Subject to any law or stock exchange rule
                    ----------
prohibiting committee membership by Affiliates of the Company, Buyer shall be entitled to at least proportionate representation (and in any event not less than one) by Investor Directors on any committee of the Board based on the composition of the Board as between Investor Directors and non-Investor Directors.

     SECTION 6.03.  Voting Matters.   In addition to any vote or consent of the
                    --------------
Board or its stockholders required by law or the Certificate of Incorporation, so long as Buyer has the right to designate Investor Directors in accordance with the terms of Section 6.01, neither the Company nor the Board shall cause or permit to occur any of the following events without the affirmative vote of all of the Investor Directors:

           (i) any capital expenditure by the Company or any Subsidiary of the Company which is not contemplated in any current annual budget and which, individually or in the aggregate, exceeds $200,000;

           (ii) the hiring or termination by the Company or any Subsidiary of the Company of any officer or senior executive reporting to the chief executive officer with an annual salary of $130,000 or more or the entering into of any new or amendment of any existing employment or severance agreement or any change of control agreement with any such officer or senior executive reporting directly to the chief executive officer;

           (iii) the direct or indirect redemption, purchase or making of any payments with respect to any stock appreciation rights, phantom stock plans or similar rights or plans;

           (iv) (A) the sale, lease, transfer or other conveyance, or permitting of any Subsidiary to sell, lease, transfer or otherwise convey, any assets representing five percent (5%) or more of the consolidated assets of the Company or its Subsidiaries, (B) the consolidation or merger with, or permitting any Subsidiary to consolidate or merge with, any Person, (C) the recapitalization, reclassification or other change, or permitting any Subsidiary to recapitalize, reclassify or otherwise change, any capital stock of the Company or any Subsidiary, including the splitting, combination or subdivision of any shares of capital stock, or
     (D) except as would not violate the duties of the directors or as otherwise required by law, the taking or instituting of any proceedings relating to bankruptcy, or the dissolution, liquidation or winding-up of the Company or permitting any Subsidiary to take or institute any proceedings relating to bankruptcy, or dissolving, liquidating or winding-up such Subsidiary.

`except as expressly contemplated by this Agreement, the authorization, issuance or entering into of any agreement providing for the issuance, or permitting of any Subsidiary to authorize, issue or enter into any agreement providing for the issuance, purchase, acquisition, or redemption (contingent or otherwise) of (A) any notes or debt securities containing equity features

(including, without limitation, any note or debt securities convertible into or exchangeable for capital stock or other equity securities, issued in connection with the issuance of capital stock or other equity securities, or containing profit participation features) or (B) any capital stock or other equity securities, or any securities convertible into or exchangeable for any capital stock or other equity securities, other than issuances pursuant to the Company Option Plan;

          (v) the acquisition, or permitting of any Subsidiary to acquire, in one transaction or a series of related transactions, and by means of merger, consolidation, or otherwise, any capital stock, other equity interest or assets of, or any direct or indirect ownership of, any Person;

          (vi) the entering into, or permitting of any Subsidiary to enter into, any agreement, contract, lease or commitment on the part of the Company or such Subsidiary the fair market value of which exceeds $200,000;

          (vii) except as expressly contemplated by this Agreement, the amendment of the Certificate of Incorporation, or the Company's Bylaws or the filing of any resolution of the board of directors with the Secretary of State of the State of Delaware containing any provisions which would adversely affect or otherwise impair the rights of the holders of the Common Stock or would be inconsistent with the provisions of this Agreement or the rights of Buyer hereunder;

          (viii) the entering into, or permitting any Subsidiary to enter into, any agreement to do or effect any of the foregoing or the creation of any subsidiary in which the Company has an economic interest;

          (ix) directly or indirectly incur any indebtedness or liability for borrowed money or guarantee such indebtedness or enter into any agreement to become contingently liable, by guaranty or otherwise, for the obligations or indebtedness of any Person or make or commit to make any loans, advances or capital contributions to, or investments in, any Person or to any other Person, or refinance or restructure any existing loan; provided, however; that this clause (x) shall exclude (i) the incurrence of
     --------- -------
     trade indebtedness or contingent liabilities in the ordinary course of business; (ii) the making of guarantees in the ordinary course of business for a bona fide business purpose; (iii) the making of advances in the ordinary course of the business for a bona fide business purpose; and (iv) the making of bank deposits and other investments in marketable securities and cash equivalents made in the ordinary course of business and consistent with past practice.

          (x) the placing, permitting, allowing or offering to exist of any Lien on any of its assets or properties other than Permitted Liens and Liens entered into in the ordinary course;

          (xi) the Company's entering into any lines of business which is not its Existing Line of Business or contemplated by the MPL License or any joint ventures, partnerships or similar arrangements;

          (xii)  the Company's exiting its Existing Line of Business;

          (xiii) the adoption, implementation or acceptance (including the failure to opt out) of any Anti-Takeover Provision not in effect as of the date hereof or the provisions of Section 203 et seq. of the DGCL or any
                                                  -- ---
     other state anti-takeover statute that would be applicable to, and, in the reasonable determination of Buyer, adversely affect, Buyer and its Affiliates, or any transferees of Buyer's Purchase Shares or Technology Shares; or

          (xiv) the entering into, or permitting of any Subsidiary to enter into, any agreement to do or effect any of the foregoing.

     SECTION 6.04.  Certificate of Incorporation; Bylaws.  After the date
                    ------------------------------------
hereof, the Company and Buyer shall take or cause to be taken all lawful action necessary to ensure at all times as of and following the Closing Date that the Amended and Restated Certificate of Incorporation and Bylaws of the Company are not inconsistent with the provisions of this Agreement or the transactions contemplated hereby, including the provisions of this Article VI, and that none of the provisions of this Agreement or the Amended and Restated Certificate of Incorporation in the Bylaws of the Company may be amended by the Board absent the affirmative vote of the Investor Directors.

     SECTION 6.05.  Majority Holder Transferees.   Neither the Company nor the
                    ---------------------------
Board shall cause or permit to occur, without the prior written consent of Majority Holder, the adoption, implementation or acceptance (including the failure to opt out) of any Anti-Takeover Provision not in effect as of the date hereof or the provisions of Section 203 et. seq. of the DGCL or any other state
                                        --  ---
takeover statute that would be applicable to, and, in the reasonable determination of Majority Holder, adversely affect, Majority Holder and its Affiliates, or any transferees of any of the Majority Holder Shares.

                                  ARTICLE VII

                           COVENANTS AND AGREEMENTS

     SECTION 7.01.  Conduct of the Business.  During the period from the date of
                    -----------------------
this Agreement until the Closing, the Company will not take and will cause its Subsidiary not to take any action that materially and adversely affects its ability to, and the Company covenants and agrees that it will (i) pursue its business in the ordinary course and in the same manner as presently conducted,
(ii) seek to preserve intact its current business organization, and (iii) use its commercially reasonable efforts to preserve its relationships with customers, suppliers and others having business dealings with it. During such period, except as contemplated by this Agreement the Company shall not permit to occur without Buyer's prior written consent, any of the items enumerated in
Section 6.03, as well as the following additional matters:

     (a) except with respect to options currently outstanding under the Company Option Plan, the issuance, delivery, sale, disposition, pledge or other encumbrance, or authorize or propose the issuance, delivery, sale, disposition, pledge or other encumbrance of (i) any shares of any class of its capital stock, or any securities or rights convertible into, exchangeable for or evidencing the right to subscribe for any shares of its capital stock, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of its capital stock or any securities or rights convertible into, exchangeable for or evidencing the right to subscribe for any shares of its capital stock, or (ii) any other securities in respect of, in lieu of, or in substitution for, any shares of its capital stock outstanding on the date hereof; provided, however, that the Company may
                                      --------  -------
issue at any time prior to Closing up to $1,000.00 of non-voting preferred stock, which preferred stock will not have any liquidation or any other rights disproportionate with the amounts of preferred stock issued.

     (b) (i) grant any increases in the compensation of any of its directors, officers or employees, (ii) pay or agree to pay any pension or retirement allowance or other employee benefit not required or contemplated by any Plan as in effect on the date hereof to any such director, officer or employee, whether past or present, (iii) enter into any new or amend any existing employment or severance agreement or any change of control agreement with any such director, officer or employee, (iv) except for bonuses granted and approved by the Compensation Committee of the Board for the officers of the Company in 2000 and on February 6, 2001, pay or agree to pay any bonus to any director or officer (whether in the form of cash, capital stock or otherwise), (v) enter into, or negotiate, any collective bargaining agreement with respect to employees of the Company except as required by law, (vi) except as may be required to comply with applicable law, amend any existing, or become obligated under any new Plan, or
(vii) except in the ordinary course, hire any salaried employees;

     (c) the incurrence of any indebtedness or liability for borrowed money or guarantee of such indebtedness or agreement to become contingently liable, by guaranty or otherwise, other than guarantees made in the ordinary course of business for a bona fide business purpose, for the obligations or indebtedness
               ---- ----
of any Person or making or committing to make any loans, advances other than advances made in the ordinary course for a bona fide business purpose or capital
                                           ---- ----
contributions to, or investments in, any Person or to any other Person, except for bank deposits and other investments in marketable securities and cash equivalents made in the ordinary course of its business consistent with past practice, or refinance or restructure any existing loan;

     (d) the entering into of any agreement providing for acceleration of payment or performance or other consequence as a result of a change of control of the Company;

     (e) the entering into of any contract, arrangement or understanding requiring the purchase or delivery of equipment, materials, supplies or services over a period greater than 12 months which is not cancelable without penalty on 30 or fewer days' notice and that involves an expenditure or liability in the aggregate in excess of $10,000;

     (f) forgive any indebtedness owed to the Company except for forgiveness of $25,000 or less associated with settlement of accounts receivable of customers in the ordinary course of business or converting or contribution by way of capital contribution of any such indebtedness owed, or settlement or canceling of any claims that it may possess or waiver of any rights of material value or surrendering or abandonment of any property, tangible or intangible, or rights of any material value;

     (g) the entering into of, modification or extension of, any agreement, contract or commitment involving an expenditure in excess of $100,000 for any one such agreement, contract or commitment except for inventory purchase commitments for less than $500,000 and for a purchase commitment term of less than four months;

     (h) the placing, permitting, allowing or offering to exist of any Lien on any of its assets or properties other than Permitted Liens;

     (i) except for obsolete equipment and inventory, the sale or other disposition of any real property or any material amount of tangible or intangible personal property other than properties acquired in foreclosure or otherwise in the ordinary collection of indebtedness;

     (j) the foreclosure upon or other taking of title to or possession or control of any real property without first obtaining a phase one environmental report thereon;

     (k) the entering into of any new, or modification, amendment or extension of, the terms of any existing contracts relating to the purchase or sale of financial or other futures, or any put or call option relating to cash, securities or commodities or any interest rate swap agreements or other agreements relating to the hedging of interest rate risk, except in the ordinary course of business consistent with past practices and prudent business practices;

     (l) except with respect to currently outstanding options under the Company Option Plan, the entering into of any securities transaction for its own account or purchase or otherwise acquire any investment security for its own account other than securities backed by the full faith and credit of the United States or an agency thereof;

     (m) the making of any material changes in its pricing policies related to its products;

     (n) the authorization or entering into of any agreement providing for management or advisory services to be provided by or to such party;

     (o) the mortgage, pledge, encumbrance, sale, lease, license, or other transfer or disposition of any of its assets, including real or personal property, provided that the sale of inventory in the ordinary course is not precluded by this clause;

     (p) the implementation or adoption of any changes in its accounting principles, practices or methods, other than as may be required by GAAP;

     (q) knowingly taking any action that would materially impede or delay the consummation of the transactions contemplated by this Agreement or the ability of the parties hereto to obtain any approval of any regulatory authority required for the transactions contemplated by this Agreement or the performance of its covenants and agreements under this Agreement;

     (r) performing any act or omitting to take any action that would make any of the representations or warranties contained in this Agreement inaccurate or materially misleading as of the Closing or that would cause a breach of any of the covenants or agreements of this Agreement.

     (s) the settling of any material tax audit, make or change any tax election, or the amendment of any Tax Return;

     (t) the institution, termination or settlement of any litigation, except to the extent that failure to do so would prejudice the Company's or any of its Subsidiaries' rights;

     (u) the authorization or announcement of an intention to do any of the foregoing, or the entering into of any contract, agreement, commitment or arrangement to do any of the foregoing.

     SECTION 7.02.  Officers and Employees.  The Company agrees that, prior to
                    ----------------------
the Closing, it will use its commercially reasonable efforts to encourage its officers and employees to the extent they are in good standing to maintain their employment with the Company after the Closing.

     SECTION 7.03.  Meeting of Stockholders.   The Company hereby covenants and
                    -----------------------
agrees that it shall, as promptly as practicable, take all action necessary in accordance with applicable law and its Certificate of Incorporation and Bylaws to convene a meeting of its stockholders (the "Stockholders Meeting") and shall
                                               --------------------
use all commercially reasonable efforts to hold such meeting as promptly as practicable after the date hereof. The purpose of such meeting shall be, among other things, to consider and vote upon the approval of the transactions contemplated by the Agreement. Subject to the fiduciary duties of the Board under applicable law as advised by counsel, the Board shall recommend and declare advisable such approval and the Company shall take all lawful action to solicit such approval, including, without limitation, the inclusion of the recommendation of the Board in the Proxy Statement that the stockholders of the Company vote in favor of the approval of all the transactions contemplated hereby.

     SECTION 7.04.  Proxy Materials.  (a)  As soon as practicable after the date
                    ---------------
hereof, the Company shall prepare, and Buyer and Majority Holder shall cooperate in the preparation of, and the Company shall file with the SEC, the Proxy Statement and a form of proxy, in connection with the vote of the Company's stockholders with respect to the transactions contemplated by the Agreement.
The Company will use all reasonable efforts to cause the Proxy Statement to be mailed to stockholders of the Company at the earliest practicable date as permitted by the SEC and applicable laws.

     (b) If at any time prior to the Closing Date, any event relating to or affecting the Company, Buyer, or Majority Holder shall occur as a result of which it is necessary, in the opinion of counsel for the Company, Buyer or Majority Holder to supplement or amend the Proxy Statement in order to make such document not misleading in light of the circumstances existing at the time approval of the stockholders of the Company is sought, the Company, Buyer or Majority Holder will notify the other parties hereto thereof and, in the case of Buyer or Majority Holder, it will cooperate with the Company in preparing, and, in the case of the Company, it will prepare and file, an amendment or supplement with the SEC and, if required by law or the rules and regulations under the Exchange Act, applicable state securities authorities and each national securities exchange upon which the Common Stock is then listed for trading and/or quotation system on which such stock is quoted such that such document, as so supplemented or amended, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading, and the Company will, as required by law, disseminate to its stockholders such amendment or supplement.

     SECTION 7.05.  HSR Act and Other Filings.   The Company, Buyer, and
                    -------------------------
Majority Holder shall, as soon as practicable after the date hereof, and at their own respective expense, file in connection with the transactions contemplated by this Agreement any reports or notifications that may be required to be filed by them (if any) under the HSR Act with each of the Department of Justice and the Federal Trade Commission and shall cooperate with each other with respect to such filing. The Company, Buyer, and Majority Holder further agree that they each shall, at their own expense, utilize commercially reasonable efforts to respond to any and all requests for additional information, or other formal or informal requests for information, witnesses or documents that may be made by the Department of Justice or the Federal Trade Commission and shall cooperate in attempting to secure early termination of any applicable waiting period. The Company, Buyer, and Majority Holder shall make or cause to be made all such other filings and submissions with any Governmental Authority under laws and regulations applicable to the Company, Buyer, and Majority Holder, if any, as may be required of the Company, Buyer, and Majority Holder for the consummation of the transactions contemplated by this Agreement. The Company, Buyer, and Majority Holder shall coordinate and cooperate with one another and shall each furnish to the other all such information in their possession and provide such reasonable assistance as may be required for the completion of the reports or notifications to be filed by such other parties under this Section 7.05 or under any other provision of this Agreement. Each of the parties further agrees to keep the other party fully apprised of its actions with respect to any and all filings referred to in this Section 7.05 or in any other provision of this Agreement.

     SECTION 7.06.  No Transfers.   Notwithstanding any other provision in this
                    ------------
Agreement, (i) Majority Holder agrees that (x) from and after the execution hereof and through the earlier of the Closing or the termination of this Agreement, it shall not sell, transfer, dispose of, or otherwise convey to any Person any Majority Holder Notes, and (y) subject to the conditions and the terms set forth in this Agreement, on the Closing, Majority Holder will exchange 100% of the Majority Holder Notes for the Majority Holder Shares, and (ii) Buyer agrees that from and after the execution hereof, it shall not sell, transfer, dispose of, or otherwise convey to any Person any capital stock of Buyer Sub 1 or Buyer Sub 2 and that, on the Closing, Buyer shall transfer 100% of the share capital of Buyer 1 Sub to the Company.

     SECTION 7.07.  Transfer Restriction.   The Company and Majority Holder
                    --------------------
agree that (i) during the 180 day period following the Closing, the Majority Holder will not directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into any agreement to sell, or otherwise dispose of any shares of Common Stock held by it, (ii) during the 90 day period thereafter, Majority Holder shall have the right to, directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into any agreement to sell, or otherwise dispose of up to twenty-five percent (25%) in the aggregate of the shares of Common Stock held by it immediately following the Closing (which number shall be adjusted in accordance with all splits, pro rata stock dividends or reclassifications of the Common Stock), and
(iii) during the 90 day period thereafter, Majority Holder shall have the right to, directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into any agreement to sell, or otherwise dispose of up to an aggregate of fifty percent (50%) in the aggregate of the shares of Common Stock held by it immediately following the Closing (which number shall be adjusted in accordance with all splits, pro rata stock dividends or reclassifications of the Common Stock). Following the one-year anniversary of the Closing, the shares of Common Stock held by Majority Holder shall be free of all contractual resale restrictions. At any time Majority Holder desires to dispose of shares in accordance with the terms of this Section 7.07 (other than in an underwritten offering), Majority Holder shall agree to dispose of such shares through a broker reasonably acceptable to Majority Holder and the Company, or in market transactions whereby Majority Holder disposes on any given day such number of shares not to exceed 80% of the average trading volume of the Company's Common Stock over the previous 20 trading day period. Subject to the other terms and conditions of this Agreement, the Company and Buyer agree to cooperate reasonably with Majority Holder so that Majority Holder may achieve liquidity with respect to the Majority Holder Shares as soon as practicable, and at the best available price, including without limitation, by exempting or approving any purchaser of Common Stock under any Anti-Takeover Provisions, and under
Section 203 et. seq. of the DGCL and any other state takeover statute applicable to a transaction contemplated by Majority Holder and a purchaser.

     SECTION 7.08.  Notification.   Between the date hereof and the Closing
                    ------------
Date, each of the Company, Buyer (as to itself and Buyer Sub 1 and Buyer Sub 2), and Majority Holder shall notify the other parties of any material litigation, arbitration or administrative proceeding (including any Government Authority complaint or proceeding) pending or, to each of such party's knowledge, threatened against such party that challenges or materially affects such party's ability to perform its obligations hereunder or the transactions contemplated hereby or that could reasonably be expected to cause any Government Authority to deny its consent to the transactions contemplated by this Agreement or that reasonably could be expected to have a Material Adverse Effect on the Company or of any failure on the part of such party to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder; provided,
                                                               --------
however, that the delivery of such notice pursuant to this Section 7.08 shall
-------
not limit or otherwise effect any remedies available to the party receiving such notice. Each party shall promptly disclose to the other party in writing any information set forth in the Disclosure Statement hereto that no longer is correct and any information of a nature of that set forth in the Disclosure Statement that arises after the date hereof and which would have been required to be included in the Disclosure Statement if such information had been available prior to the date hereof. No disclosure by any party pursuant to the immediately preceding sentence shall be deemed to amend or supplement the disclosures set forth on the Disclosure Statement or prevent or cure any misrepresentations, breach of warranty or breach of covenant.

     SECTION 7.09.  Additional Issuances.   (a)  At any time after the date
                    --------------------
hereof, if the Company shall issue or propose to issue any additional shares of Common Stock, warrants, options or other rights or instruments of any kind convertible into or exercisable or exchangeable for shares of Common Stock (the "Additional Securities"), (i) each of Buyer and Majority Holder shall have the
 ---------------------
right to subscribe for and to purchase at the same price per share that number of Additional Securities necessary to maintain such party's fully-diluted percentage beneficial equity interest as of the Closing. Any offer of Additional Securities made to Buyer or Majority Holder under this Section 7.09 shall be made by notice in writing (the "Subscription Notice") at least 10 Business Days
                                -------------------
prior to the date on which a meeting of the Board is held to authorize the issuance of such Additional Securities. The Subscription Notice shall set forth
(i) the number of Additional Securities proposed to be issued to Persons other than Buyer and Majority Holder and the terms of such Additional Securities, (ii) the consideration (or manner of determining the consideration), if any, for which such Additional Securities are proposed to be issued and the terms of payment, (iii) the number of Additional Securities offered to Buyer and Majority Holder in compliance with the provisions of this Section 7.09 and (iv) the proposed date of issuance of such Additional Securities. Not later than 20 Business Days after its receipt of a Subscription Notice, Buyer and Majority Holder shall each separately notify the Company in writing whether it elects to purchase all or any portion of the Additional Securities offered to such party, pursuant to the Subscription Notice. If Buyer or Majority Holder elects to purchase any such Additional Securities, the Additional Securities that it shall have elected to purchase shall be issued and sold to such party by the Company at the same time and on the same terms and conditions as the Additional Securities are issued and sold to third parties. If, for any reason, the issuance of Additional Securities to third parties is not consummated, Buyer's right or Majority Holder's right to its share of such issuance shall lapse, subject to Buyer's ongoing subscription right with respect to issuances of Additional Securities at later dates or times.

     (b) At any time after the date hereof, but prior to the Closing Date, if the Company shall issue Additional Securities, the Company agrees that it shall take all such action as is necessary to adjust the Exchange Ratio to the extent necessary to ensure that Holders own an aggregate of 30% (assuming all Holders were to exchange their Notes for Common Stock, and to the extent not all Holders have effected such exchange, such proportionate lesser percentage) of all of the issued and outstanding shares of Common Stock of the Company on a fully diluted basis, after giving effect to the transactions contemplated by this Agreement.

     (c) The Company represents and covenants to Buyer and/or Majority Holder that (i) upon issuance, all the shares of Additional Securities sold to Buyer and/or Majority Holder pursuant to this Section 7.09 shall be duly authorized, validly issued, fully paid and nonassessable and will be approved (if outstanding securities of the Company of the same type are at the time already approved) for listing on the Nasdaq Stock Market or for quotation or listing on the principal trading market for the securities of the Company at the time of issuance, (ii) upon delivery of such shares, they shall be free and clear of all Liens of any nature and shall not be subject to any preemptive right of any stockholder of the Company, and (iii) in connection with any such issuance, the Company shall take such actions as are specified in Section 3.09 with respect to such shares.

     SECTION 7.10.  No Inconsistent Action.   Each of the Company, Buyer, and
                    ----------------------
Majority Holder agrees that it shall not take any action that is materially inconsistent with any of its respective obligations under this Agreement.

     SECTION 7.11.  Conditions.   The Company, Buyer, and Majority Holder
                    ----------
covenant and agree that, subject to the provisions of Article VIII hereof, if any event should occur, either within or without the control of any party hereto, that would prevent fulfillment of the conditions upon the obligations of any party hereto to consummate the transactions contemplated by this Agreement, then the party as to which such event relates shall use all commercially reasonable efforts to cure the event as expeditiously as possible; provided, however, that in such event,
                                        --------  -------
none of the parties shall have any obligation to take any action not specifically required by the terms of this Agreement to cure such event that is unduly burdensome or that would have a Material Adverse Effect on it or on the Company.

     SECTION 7.12.  Confidential Information.  (a)  The Company, Buyer, and
                    ------------------------
Majority Holder for themselves, their respective directors, officers, employees, Affiliates, agents and representatives covenant with each other that they each will use all information relating to the other parties acquired by them pursuant to the provisions of this Agreement or in the course of negotiations with, or examinations of, the other parties only in connection with the transactions contemplated hereby and not in any way detrimental to the other parties and shall cause all information obtained by them pursuant to this Agreement and such negotiations and examinations that are not publicly available to be treated as confidential and in accordance with the terms of (i) that certain Confidentiality Agreement, dated July 21, 2000, by and between Buyer and the Company (the "Buyer Confidentiality Agreement"), and (ii) that certain
              -------------------------------
Confidentiality Agreement by and between Mackay and the Company except as may otherwise be required by law or as may be necessary or appropriate in connection with the enforcement of this Agreement or any instrument or document referred to herein or contemplated hereby. Buyer expressly agrees that the Buyer Confidentiality Agreement shall apply to Buyer Sub 1 and Buyer Sub 2.

     (b) Notwithstanding the provisions of this Section 7.12, in the event of termination of this Agreement, each of the parties will cause to be delivered to the other all documents, work papers and other material obtained by it from the other, whether so obtained before or after the execution of this Agreement, and each such party agrees that it shall not use or disclose, directly or indirectly, any information so obtained, or otherwise obtained from the other hereunder or in connection therewith, provided that (i) any such party may use and disclose any such information that has been disclosed publicly (other than by such party or any Affiliate thereof in breach of its obligations under this
Section 7.12), and (ii) to the extent that any such party or any Affiliate thereof may become legally compelled to disclose any such information, such party shall use all commercially reasonable efforts, and shall afford the other parties the opportunity, to obtain an appropriate protective order, or other satisfactory assurance of confidential treatment, for the information required to be disclosed.

     SECTION 7.13.  Cooperation.   The Company, Buyer, and Majority Holder
                    -----------
covenant and agree to cooperate fully with each other in taking any actions, including actions to obtain the required consent of any Governmental Authority or any third party necessary to effect the transactions contemplated by this Agreement; provided, however, that no party shall be required by this Section
           --------  -------
7.13 to take any action not specifically required by the terms of this Agreement that would have a Material Adverse Effect upon it or the Company or would be unlawful.

     SECTION 7.14.  Consent of Certain Investors.   The Company covenants and
                    ----------------------------
agrees that it will exercise commercially reasonable efforts to (a) obtain the approval of the transactions contemplated by this Agreement from Cingular Wireless as the holder of all of the outstanding shares of Class B Common Stock, as required by the Certificate of Incorporation of the Company, and (b) to encourage Erin Mills International Investment Corporation and Carlyle HighwayMaster Investors to vote in favor of the transactions contemplated by this Agreement.

     SECTION 7.15.  Certain Actions.  (a) The Company agrees that it shall not,
                    ---------------
and that it shall use its best efforts to cause its employees, agents and representatives (including any investment banker, attorney or accountant retained by it) not to, directly or indirectly, (i) initiate, solicit, encourage or knowingly facilitate any inquiries or the making of any proposal or offer with respect to, or a transaction to effect, a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company, or any purchase or sale of the assets of the Company, or any purchase or sale of, or tender exchange offer for, the equity securities of the Company that, if consummated, would result in any Person (or the stockholders of such Person) beneficially owning securities representing 10% or more of the total voting power of the Company (any such proposal, offer or transaction being hereinafter referred to as an "Acquisition Proposal"), (ii) have any discussion with or provide any
       --------------------
confidential information or data to any Person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal, (iii) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal, or (iv) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement or propose publicly or agree to do any of the foregoing related to any Acquisition Proposal. The Company shall immediately instruct and otherwise use its reasonable best efforts to cause its directors, officers, employees, agents, the Company (including, without limitation, any investment banker, attorney, or accountant retained by it), consultants and other representatives to comply with such prohibitions. The Company shall immediately cease and cause to be terminated any existing activities, discussions, or negotiations with any parties conducted heretofore with respect to such activities. The Company shall promptly notify Buyer orally and in writing in the event it receives any such inquiry or proposal and shall provide reasonable detail of all relevant facts relating to such inquiries.

     (b) Notwithstanding the foregoing, the Board shall be permitted to engage in any discussions or negotiations with or provide any information to, any Person in response to an unsolicited bona fide written Acquisition Proposal by any such Person, if the Board, in its good faith judgment and after receipt of the written advice of counsel, determines that the failure to provide such information or engage in such action would result in the members of the Board breaching their fiduciary duties under applicable law, and clauses (iii) and
(iv) of Section 7.15(a) shall not be applicable with regard to an Acquisition Proposal, if and only to the extent that, the Board concludes in good faith that such Acquisition Proposal constitutes a Superior Proposal. For purposes of this
Section 7.15, the term "Superior Proposal" means, with respect to the Company, a
                        -----------------
bona fide written Acquisition Proposal for the Company made by a Person (other than Buyer or any affiliates thereof) and which is on terms that the Board in good faith concludes (following receipt of the advice of its financial advisors and outside counsel), taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal would, if consummated, result in a transaction that is more favorable to its stockholders, from a financial point of view, than the transactions contemplated hereby and is reasonably capable of being completed.

     SECTION 7.16.  Financial Statements and Other Reports.   (a)  the Company
                    --------------------------------------
will, as soon as practicable and in any event within 45 days after the end of each quarterly period (other than the last quarter period) in each fiscal year, furnish to Buyer statements of consolidated net income and cash flows and a statement of changes in consolidated stockholders' equity of the Company and any Subsidiaries for the period from the beginning of the then current fiscal year to the end of such quarterly period, and a consolidated balance sheet of the Company and any Subsidiaries as of the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period or date in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of the Company, subject to changes resulting from year-end adjustments; provided, however, that delivery of a copy of the
                      --------  -------
Quarterly Report on Form 10-Q (without exhibits unless requested by Buyer) of the Company for such quarterly period filed with the SEC shall be deemed to satisfy the requirements of this Section 7.16(a);

     (b) the Company will, as soon as practicable and in any event within 90 days after the end of each fiscal year, furnish to Buyer statements of consolidated net income and cash flows and a statement of changes in consolidated stockholders' equity of the Company and any Subsidiaries for such year, and a consolidated balance sheet of the Company and any Subsidiaries as of the end of such year, setting forth in each case in comparative form the corresponding figures from the preceding fiscal year, all in reasonable detail and examined and reported on by independent public accountants of recognized standing selected by the Company; provided, however, that delivery of a copy of
                                  --------  -------
the Annual Report on Form 10-K (without exhibits unless requested by Buyer) of the Company for such fiscal year filed with the Commission shall be deemed to satisfy the requirements of this Section 7.16(b);

     (c) prior to the Closing Date, the Company will furnish to Buyer such other financial data of the Company and any Subsidiaries as Buyer may reasonably request.

     SECTION 7.17.  Exchange of Stock Certificates.   Promptly upon surrender of
                    ------------------------------
any certificates representing Shares at the office of the Company, the Company will, at its expense, execute and deliver to Buyer and Majority Holder a new certificate or certificates in denominations specified by Buyer or Majority Holder for an aggregate number of Shares equal to the number of Shares represented by the certificates surrendered; provided such exchange is in compliance with applicable federal and state securities laws, including but not limited to the Securities Act.

     SECTION 7.18.  Lost, Stolen, Destroyed or Mutilated Stock Certificates.
                    -------------------------------------------------------
Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate for Shares and, in the case of loss, theft or destruction, upon delivery of an affidavit and indemnity reasonably satisfactory to the Company or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new certificate of like tenor for a number of Shares equal to the number of Shares represented by the certificate lost, stolen, destroyed or mutilated.

     SECTION 7.19.  Books and Records.   The Company will keep, and will cause
                    -----------------
each of its Subsidiaries to keep, proper accounting records in accordance with generally accepted accounting principles. Buyer shall, upon prior request, subject to reasonable notice and during regular business hours, have the right to visit the headquarters of the Company. All expenses incurred by Buyer in connection with the foregoing shall be solely for the account of Buyer.

     SECTION 7.20.  Insurance.   The Company will carry and maintain in full
                    ---------
force and effect, and will cause its Subsidiaries to carry and maintain in full force and effect, at all times with financially sound and reputable institutions, insurance in such forms and amounts and against such risks as may be reasonable and prudent in the circumstances for a group of companies of established reputation engaged in the same or a similar business and owning and operating properties similar as those of the Company and its Subsidiaries and in any event as may be required by applicable laws, statutes, regulations, rules or orders.

     SECTION 7.21.  Maintenance of Nasdaq SmallCap Market System Quotation
                    ------------------------------------------------------
Approval.   The Company covenants and agrees that from and after the execution
--------
hereof, and so long as any Shares are outstanding, the Company will use its reasonable best efforts to ensure that its Common Stock (including the Shares) continues to be approved for quotation on the Nasdaq SmallCap Market System or listed on a national securities exchange.

     SECTION 7.22.  Current Information.  During the period from the date of
                    -------------------
this Agreement to the Closing, the Company shall promptly furnish Buyer with copies of all monthly and other interim financial statements produced in the ordinary course of business as the same become available and shall cause one or more of its designated representatives to confer on a regular and frequent basis with representatives of Buyer.

     SECTION 7.23.  Access to Information.  (a)  Between the date hereof and the
                    ---------------------
Closing, subject to the applicable laws, the Company shall afford the officers, employees, auditors and other agents of Buyer reasonable access during normal business hours and upon reasonable notice to its officers, employees, properties, offices, plants and other facilities, and contracts, commitments, books and records relating thereto, and shall furnish such Persons all such documents and such financial, operating and other data and information regarding such businesses and Persons that are in the possession of such Person as Buyer through its officers, employees or agents may from time to time reasonable request. All such information will be provided subject to the terms of the Buyer Confidentiality Agreement.

     (b) Subject to the applicable laws, Buyer shall afford the officers, employees, auditors and other agents of the Company reasonable access during normal business hours and upon reasonable notice to the officers, employees, properties, offices, plants and other facilities, and contracts, commitments, books and records relating thereto, of Buyer Sub 1 and Buyer Sub 2, respectively, and shall furnish such Persons all such documents and such financial, operating and other data and information regarding such businesses and Persons that are in the possession of such Person as the Company through its officers, employees or agents may from time to time reasonable request. All such information will be provided subject to the terms of the Buyer Confidentiality Agreement.

     SECTION 7.24.  Exchange Offer.   The Company and Buyer agree that, promptly
                    --------------
after the execution of this Agreement, the Company will commence the Exchange Offer to holders of the Notes, offering to exchange such Notes for shares of Common Stock at the Exchange Ratio, and substantially on the terms and conditions set forth herein with respect to the Majority Holder Notes and Other Mackay Holders Notes and such other customary terms and conditions as the parties hereto may agree. Buyer and Majority Holder shall each use commercially reasonable efforts to cooperate with and assist the Company in securing the acceptance of all the holders of the Notes of the Exchange Offer. The Company agrees that it will not terminate the Exchange Offer except as otherwise permitted by its terms.

     SECTION 7.25.  Tax Election for Buyer Sub 1 and Buyer Sub 2.   At the
                    --------------------------------------------
request of the Company, Buyer shall cause either or both of Buyer Sub 1 and Buyer Sub 2 to file an effective election on Internal Revenue Service Form 8832 (Entity Classification Election) to be disregarded as an entity separate from its owner, within the meaning of Treasury Regulation Section 301.7701-3(a).
With respect to Buyer Sub 1 such election shall be made in such a manner that it is effective immediately prior to Closing. With respect to Buyer Sub 2, if requested by the Company such election shall be made at such time that it shall be effective as of the date of formation of Buyer Sub 2.

     SECTION 7.26.  Actions.  Majority Holder covenants and agrees that it will
                    -------
not at any time directly or indirectly commence or participate in any claim, litigation, actions or challenges as to the issuance of the Majority Holders Shares which claim, litigation, action or challenge is based on an alleged violation of Section 5 of the Securities Act due solely to the issuance of Majority Holders Shares in a transaction within Section 3(a)(9) of the Securities Act during the pendency of the transaction with Buyer within Section 4(2) of the Securities Act.

     SECTION 7.27.  Nasdaq Matters.  The Company and Buyer agree that, from and
                    --------------
after the Closing, they will, and will cause their respective counsel to, cooperate and consult with each other as often as is necessary in connection with discussions that may occur from time to time between the Company and Nasdaq with respect to the continued listing or quotation of the Company's securities on Nasdaq so that Buyer is fully aware of all developments related to any such discussions with Nasdaq, and the Company and its representatives shall include Buyer and its representatives in such discussions (if it so chooses) prior to such discussions occurring. The Company further agrees to use its best efforts to comply with any directives or recommendations received from Nasdaq so as to maintain its inclusion in the Nasdaq SmallCap Market.

                                 ARTICLE VIII

              CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

     SECTION 8.01.  Conditions to Each Party's Obligations.   The performance of
                    --------------------------------------
the obligations of each of the Company, Buyer, and Majority Holder to consummate the transactions contemplated by this Agreement are subject to the fulfillment at or prior to the Closing of each of the following conditions, which conditions may, to the extent permitted by law, be waived only with the written consent of each of the Company, Buyer and Majority Holder.

     (a)  Company Shareholder Approval.  This Agreement and the transactions
          ----------------------------
contemplated hereby shall have been duly approved by the requisite holders of Company Common Stock in accordance with applicable provisions of the DGCL and the Company's Certificate of Incorporation and Bylaws at the Stockholders Meeting.

     (b)  No Injunctions or Proceedings.  There shall not be in effect any
          -----------------------------
judgment, writ, injunction, order (including any temporary restraining order) or decree issued by a court or Governmental Authority of competent jurisdiction in an action or proceeding (collectively, an "Order") restraining, enjoining, or
                                           -----
otherwise preventing the consummation of the transactions contemplated by this Agreement or permitting such consummation only subject to any condition or restriction unacceptable to the Company, Buyer or Majority Holder, each in its reasonable judgment, nor shall there be pending or threatened by any Governmental Authority any suit, action, or proceeding seeking to restrain or restrict the consummation of the transactions contemplated hereby or seeking damages in connection therewith, which in the reasonable judgment of the Company, Buyer or Majority Holder could have a Material Adverse Effect on the Company after the Closing Date or the ability of Buyer or Majority Holder to perform their respective obligations hereunder, nor shall there be pending any cause of action or other proceeding commenced by a Governmental Authority of competent jurisdiction seeking the imposition of an Order.

     (c)  Approval of Cingular Wireless.  As required by the Certificate of
          -----------------------------
Incorporation of the Company, the Company shall have obtained from Cingular Wireless, as the holder of all the issued and outstanding shares of Class B Common Stock, the written consent and approval of Cingular Wireless with respect to the transactions contemplated by this Agreement.

     (d)  Certificate of Incorporation; Bylaws. At the Stockholders Meeting, the
          ------------------------------------
requisite holders of the Company Common Stock shall have duly approved an amendment to the Company's Certificate of Incorporation pursuant to the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit
                                                                         -------
D, to provide for, among other things, a single class of Common Stock, the
-
Reverse Stock Split, and an increase in the number of shares of Common Stock, and such amendment shall have been filed with and accepted by the Delaware Secretary of State and shall be in full force and effect, and the Company shall have amended the Company's Bylaws such that they conform with, or do not conflict with, Article VI.

     (e)  Indenture;.  The Indenture shall have been duly and validly amended in
          ----------
accordance with the terms thereof such that the transactions contemplated hereby shall not constitute or be deemed to constitute (x) a "change of control" as defined in Section 1.1 of the Indenture, and (y) the type of transactions as specified under the Indenture that would require or obligate the Company to repurchase any Notes under Section 4.14 of the Indenture.

     (f)  Third-Party Consents. All required authorizations, consents and
          --------------------
approvals of any third party (other than a Governmental Authority), the failure of which (either individually or in the aggregate) to obtain would have a Material Adverse Effect on the Company, Buyer, or Majority Holder, or the ability of such party to consummate the transactions contemplated hereby, shall have been authorized or obtained, as appropriate.

     SECTION 8.02.  Additional Conditions to Obligations of the Company.   The
                    ---------------------------------------------------
performance of the obligations of the Company hereunder is subject to the fulfillment at or prior to the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Company):

     (a)  Representations and Warranties.  Each of the representations and
          ------------------------------
warranties of Buyer and Mackay and Majority Holder made in this Agreement which are not, by their terms, qualified by a materiality standard, shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date (and the representations and warranties of Buyer and Majority Holder contained in this Agreement which are, by their terms, qualified by a materiality standard, shall have been true and correct on the date hereof and shall be true and correct on and as of the Closing Date as though made on and as of the Closing Date), except for representations and warranties specifically relating to a time or times other than the date hereof or thereof, which shall be true and correct in all material respects (to the extent they are not, by their terms, qualified by a materiality standard, and shall be true and correct to the extent they are so qualified) at such specified time or times, and except for changes thereto permitted or contemplated by this Agreement.

     (b)  Compliance with Covenants and Agreements.  Buyer and Mackay and
          ----------------------------------------
Majority Holder shall have performed and complied in all material respects with all terms, covenants, agreements, undertakings, acts, conditions and obligations required by this Agreement to be performed or complied with by such party prior to or at the Closing.

     (c)  Officer's Certificates.  The Company shall have received a certificate
          ----------------------
from Buyer, dated as of the Closing Date, executed by a Director of Buyer certifying that: (i) such party's Board of Directors (or corporate body) has duly adopted resolutions, copies of which shall be attached to such certificate,
(x) approving the terms of this Agreement and any agreement to be delivered in accordance with this Agreement and authorizing the consummation of the transactions contemplated hereby and thereby, and (y) authorizing an officer thereof to execute and deliver this Agreement and all necessary ancillary documents, (ii) all of such resolutions are in full force and effect, (iii) none of such resolutions has been amended or modified, and (iv) the consent or approval of its stockholders is not required by applicable laws. The Company shall also have received a certificate from Buyer and Majority Holder certifying that the representations and warranties of such party contained in this Agreement that are not, by their terms, qualified by a materiality standard, were true and correct in all material respects when made and are true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date (and that the representations and warranties of such party contained in this Agreement that are, by their terms, qualified by a materiality standard, were true and correct when made and are true and correct on and as of the Closing Date as though made on and as of the Closing Date), except to the extent they relate to a particular date and except for changes permitted or contemplated by this Agreement, and that such party has complied with or performed in all material respects all terms, covenants, agreements, undertakings, acts, conditions and obligations to be complied with or performed by it on or prior to the Closing Date.

     (d)  Incumbency Certificate.  The Company shall have received a certificate
          ----------------------
from Buyer signed by its Secretary or Assistant Secretary and dated as of the Closing Date, certifying as to each person executing this Agreement on behalf of such party that (a) such person is an officer thereof holding the office or offices specified therein, and (b) the signature of each such person set forth on such certificate is his or her genuine signature.

     (e)  Consents Obtained.  Any consents required to be obtained by Buyer
          -----------------
shall have been obtained.

     (f)  Payment of Purchase Price; Transfer of Stock and Majority Holder
          ----------------------------------------------------------------
Notes. On the Closing Date, (i) Buyer shall have (x) paid to the Company the
-----
cash payment specified in Section 2.01 of this Agreement, and (y) transferred all the capital stock of Buyer Sub 1 to the Company as specified in Section 2.02 of this Agreement, and (ii) Majority Holder shall have exchanged the Majority Holder Notes for the Majority Holder Shares.

     (g)  Documents/Instruments to be Delivered by Buyer.  Buyer and Majority
          ----------------------------------------------
Holder shall have delivered to the Company any documents or instruments, in form and substance reasonably satisfactory to the Company and its counsel, required in connection with the sale, transfer, disposition and issuance of the Purchase Shares, the exchange of the of Buyer Sub 1 Shares for the Technology Shares and the exchange of the Majority Holder Notes for the Majority Holder Shares.

     (h)  Material Adverse Effect.  No event, change or development shall
          -----------------------
exist or have occurred since September 30, 2000, with respect to Buyer, Buyer Sub 1, or Buyer Sub 2, including the filing of an action, claim suit, cause of action, or litigation commenced by any third party against Buyer, Buyer Sub 1 and/or Buyer Sub 2, that has had or reasonably would be expected to have a Material Adverse Effect on Buyer, Buyer Sub 1 and/or Buyer Sub 2 or on the ability of Buyer, Buyer Sub 1 and/or Buyer Sub 2 to consummate the transactions contemplated hereby.

     (i)  Opinion.  The Company shall have received the legal opinion of
          -------
counsel to Buyer, dated the Closing Date, in a form reasonably satisfactory to the Company and its counsel, with respect to the matters referred to in Schedule
                                                                        --------
8.02.
----

     (j)  Transfer.  The Transfer shall have occurred such that Buyer Sub 1
          --------
shall have no assets except for 100% of the capital stock of Buyer Sub 2 and no liabilities.

     (k)  Note Matters.  The beneficial holders of Notes holding not less than
          ------------
90% in principal amount of the Notes (including in such calculation the Majority Holder Notes and the Other Mackay Holders Notes) shall have offered to exchange such Notes for shares of Common Stock of the Company pursuant to the terms of the Exchange Offer referenced in Section 7.24 hereof.

     SECTION 8.03.  Additional Conditions to Obligations of Buyer.   The
                    ---------------------------------------------
performance of the obligations of Buyer hereunder is subject to the fulfillment at or prior to the Closing, of each of the following additional conditions (all or any of which conditions may be waived in whole or in part by Buyer):

     (a)  Representations and Warranties.  Each of the representations and
          ------------------------------
warranties of the Company made in this Agreement that are not, by their terms, qualified by a materiality standard, shall have been true and correct in all material respects as of the date hereof (except for those of Buyer Sub 1 and Buyer Sub 2 as specified in Section 4.14(f)) and shall be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date (and the representations and warranties of the Company and contained in this Agreement that are, by their terms, qualified by a materiality standard, shall have been true and correct on the date hereof and shall be true and correct on and as of the Closing Date as though made on and as of the Closing Date), except for representations and warranties specifically relating to a time or times other than the date hereof or thereof, which shall be true and correct in all material respects (to the extent they are not, by their terms, qualified by a materiality standard, and shall be true and correct to the extent they are so qualified) at such specified time or times, and except for changes thereto permitted or contemplated by this Agreement.

     (b)  Compliance with Covenants and Agreements.  The Company shall have
          ----------------------------------------
performed and complied in all material respects with all terms, covenants, agreements, undertakings, acts, conditions and obligations required by this Agreement to be performed or complied with by the Company prior to or at the Closing.

     (c)  Officer's Certificate.  Buyer shall have received a certificate from
          ---------------------
the Company, dated as of the Closing Date, certifying that the Board has duly adopted resolutions, copies of which shall be attached to such certificate, and which resolutions shall be in form and substance satisfactory to Buyer, pursuant to which the Company has opted-out of the Delaware Business Combination Statute and that all such action to effect such resolutions shall have been taken.
Buyer shall have also received a certificate from the Company dated as of the Closing Date executed by the President or Vice President of the Company certifying that (i) the Board has duly adopted resolutions, copies of which shall be attached to such certificate (x) approving the terms of this Agreement and any agreement to be delivered in accordance with this Agreement and authorizing the consummation of the transactions contemplated hereby and thereby, and (y) authorizing an officer thereof to execute and deliver this Agreement and all necessary ancillary documents, (ii) all of such representations are in full force and effect and none of such resolutions has been amended or modified, (iii) the representations and warranties of the Company contained in this Agreement that are not, by their terms, qualified by a materiality standard, were true and correct in all material respects when made and are true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date (and that the representations and warranties of the Company contained in this Agreement that are, by their terms, qualified by a materiality standard, were true and correct when made and are true and correct on and as of the Closing Date as though made on and as of the Closing Date), except to the extent they relate to a particular date and except for changes permitted or contemplated by this Agreement, and (iv) the Company has complied with or performed in all material respects all terms, covenants, agreements, undertakings, acts, conditions and obligations to be complied with or performed by it on or prior to the Closing Date.

     (d)  Consents Obtained.  Any consents required to be obtained by the
          -----------------
Company shall have been obtained, including but not limited to, the consents from landlords under all leases in which the Company is a tenant as are identified in Schedule 3.04.
              -------------

     (e)  Incumbency Certificate.  Buyer shall have received a certificate from
          ----------------------
the Company signed by the Secretary or Assistant Secretary thereof and dated as of the Closing Date, certifying as to each person executing this Agreement or any agreement or instrument contemplated hereby on behalf of the Company that
(a) such person is an officer thereof holding the office or offices specified therein, and (b) the signature of each such person set forth on such certificate is his or her genuine signature.

     (f)  Stock Certificates.  The Company shall have delivered to Buyer a stock
          ------------------
certificate or certificates representing the Purchase Shares and the Technology Shares registered in the name of Buyer.

     (g)  Documents/Instruments to be delivered by the Company.  The Company
          ----------------------------------------------------
shall have delivered to Buyer any documents or instruments, in form and substance reasonably satisfactory to Buyer and its counsel, required in connection with the sale, transfer, disposition and issuance of the Purchase Shares and the exchange of the Buyer Sub 1 Shares for the Technology Shares.

     (h)  Financing.  Buyer shall have obtained financing sufficient to
          ---------
complete the transactions contemplated by this Agreement and pay the expenses associated therewith.

     (i)  Inland Revenue Ruling.  Buyer shall have received clearance from Her
          ---------------------
Majesty's Inland Revenue Service, in form and substance satisfactory to Buyer and its counsel, granting clearances in respect of the sale of the Buyer Sub 1 Shares under Section 135 of the Taxation of Chargeable Gains Act 1992.

     (j)  Material Adverse Effect.  No event, change or development shall
          -----------------------
exist or have occurred since September 30, 2000 with respect to the Company, including the filing of an action, claim, suit, cause of action, or litigation commenced by any third party against the Company, that has had or reasonably could be expected to have a Material Adverse Effect on the Company or on the ability of the Company to consummate the transactions contemplated hereby.

     (k)  Opinion.  Buyer shall have received the legal opinion of counsel to
          -------
the Company, dated the Closing Date, in a form reasonably satisfactory to Buyer and its counsel, with respect to the matters referred to in Schedule 8.03 and as
                                                            -------------
to other matters as Buyer may reasonably request.

     (l)  Fairness Opinion.  The Company shall have received the written
          ----------------
opinion of Houlihan, Lokey, Howard & Zukin Financial Advisors, Inc. that the transactions contemplated by this Agreement are fair to the public stockholders from a financial point of view.

     (m)  Appointment of Directors.  The Investor Directors shall have been
          ------------------------
elected to the Board as contemplated by Section 6.01 and the Company shall have taken such actions necessary (if any) to ensure that the Investor Directors are covered by the Company's director and officer liability insurance policy upon such election.

     (n)  Maintenance of Nasdaq Approval.  The Common Stock of the Company shall
          ------------------------------
continue to be approved for quotation on the Nasdaq SmallCap Market System or listed on a national securities exchange and the Company shall not have been de-listed.

     (o)  Waivers.  The Company shall have obtained from each executive or
          -------
employee of the Company who, concurrently with the Closing, is entering into an Employment Agreement, a written agreement, in a form reasonably acceptable to Buyer, that the execution of the Agreement, and the performance hereof by the Company and the other parties hereto (including but not limited to the election to the Board of the Investor Directors pursuant to Section 6.01 hereof) in accordance with its terms shall not be and shall not be deemed to be under any circumstances or for any purposes a "change of control" for purposes of any employment agreements or transition employment agreements or any replacement or substitution thereof and such party shall not have any such rights thereunder as a result thereof.

     (p)  Stock Option Plan.  The Compensation Committee of the Board (or such
          -----------------
other appropriate body) shall have adopted a resolution to the effect that neither the execution of this Agreement nor the consummation of the transactions contemplated hereby (including but not limited to the election to the Board of the Investor Directors pursuant to Section 6.01 hereof) shall constitute a "Change of Control Event" or comparable event as defined in Company Option Plan or any other benefit plan of the Company.

     (q)  Conversion of Class B Shares.  Cingular Wireless shall have converted
          ----------------------------
all of the Class B Common Stock owned by Cingular Wireless into Common Stock for 1,600,000 shares of Common Stock and otherwise in accordance with the terms of the Class B Common Stock.

     (r)  Employment Agreements.  The Company and each of Jana A. Bell, Todd A.
          ---------------------
Felker, Pierre H. Parent, W. Michael Smith, C. Marshall Lamm, Robert LaMere and
J. Raymond Bilbao shall have executed and delivered to the Company an Employment Agreement.

     (s)  Registration Rights Agreement.  The Company, Buyer and Mackay, on
          -----------------------------
behalf of Majority Holder shall have executed and delivered the Registration Rights Agreement.

     (t)  Governmental Filings and Consents.  All governmental filings required
          ---------------------------------
to be made prior to the Closing Date by the Company, Buyer and Majority Holder with, and all governmental consents required to be obtained prior to the Closing Date by the Company, Buyer and Majority Holder from, any Governmental Authority in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been made or obtained, except where the failure to make such filing or obtain such consent would not reasonably be expected to have a Material Adverse Effect on the Company, Buyer, or Majority Holder or the ability of such parties to consummate the transactions contemplated hereby, and any waiting periods or extensions thereof under the HSR Act shall have expired or been terminated.

     (u)  Reverse Stock Split.  The Board and the shareholders of the Company
          -------------------
shall have approved, and the Company shall have effected, a 1 for 5 reverse stock split in accordance with the DGCL and the rules and regulations of Nasdaq (the "Reverse Stock Split").
      -------------------

     (v)  Stockholder Agreements.  The 1996 Stockholders Agreement shall have
          ----------------------
been terminated by the parties thereto pursuant to a written agreement and the 1996 Stockholders Agreement shall cease to be in effect without any liability being incurred by the Company.

     SECTION 8.04.  Additional Conditions to Obligations of Majority Holder.
                    -------------------------------------------------------
The performance of the obligations of Majority Holder hereunder is subject to the fulfillment at or prior to the Closing of each of the following conditions (all or any of which conditions may be waived in whole or in part by Majority Holder):

     (a)  Representations and Warranties.  Each of the representations and
          ------------------------------
warranties of the Company made in this Agreement which are not, by their terms, qualified by a materially standard, shall have been true and correct in all material respects as of the date hereof and shall be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date (and the representations and warranties of the Company contained in this Agreement which are, by their terms, qualified by a materially standard, shall have been true and correct on the date hereof and shall be true and correct on and as of the Closing Date as though made on and as of the Closing
Date), except for representations and warranties specifically relating to a time or times other than the date hereof or thereof, which shall be true and correct in all material respects (to the extent they are not, be their terms, qualified by a materiality standard, and shall be true and correct to the extent they are so qualified) at such specified time or times, and except for changes thereto permitted or contemplated by this Agreement.

     (b)  Compliance with Covenants and Agreements.  The Company shall have
          ----------------------------------------
performed and complied in all material respects with all terms, covenants, agreements, undertakings, acts, conditions and obligations required by this Agreement to be performed or complied with by the Company prior to or at the Closing.

     (c)  Officer's Certificate.  Majority Holder shall have received a
          ---------------------
certificate from the Company, dated as of the Closing Date, certifying that the Board has duly adopted resolutions, copies of which shall be attached to such certificate, and which resolutions shall be in form and substance satisfactory to Buyer, pursuant to which the Company has opted out of the Delaware Business Combination Statute and that all such action to effect such resolutions shall have been taken. Majority Holder shall have also received a certificate from the Company dated as of the Closing Date executed by the President or Vice President of the Company certifying that (i) the Board has duly adopted resolutions, copies of which shall be attached to such certificate (x) approving the terms of this Agreement and any agreement to be delivered in accordance with this Agreement and authorizing the consummation of the transactions contemplated hereby and thereby, and (y) authorizing an officer thereof to execute and deliver this Agreement and all necessary ancillary documents, (ii) all of such representations are in full force and effect and none of such resolutions has been amended or modified, (iii) the representations and warranties of the Company contained in this Agreement that are not, by their terms, qualified by a materiality standard, were true and correct in all material respects when made and true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date (and that the representations and warranties of the Company contained in this Agreement that are, by their terms, qualified by a materially standard, were true and correct when made and are true and correct on and as of the Closing Date as though made on and as of the Closing Date), except to the extent they relate to a particular date and except for changes permitted or contemplated by this Agreement, and (iv) the Company has complied with or performed in all material respects all terms, covenants, agreements, undertakings, acts, conditions and obligations to be complied with or performed by it on or prior to the Closing Date.

     (d)  Incumbency Certificate.  The Majority Holder shall have received a
          ----------------------
certificate from the Company signed by its Secretary or Assistant Secretary and dated as of the Closing Date, certifying as to each person executing this Agreement on behalf of such entity that (a) such person is an officer thereof holding the office or offices specified therein, and (b) the signature of each such person set forth on such certificate is his or her genuine signature.

     (e)  Stock Certificates.  The Company shall have delivered to Majority
          ------------------
Holder a stock certificate or certificates representing the Majority Holder Shares registered in the name of Majority Holder (or the respective nominees thereof).

     (f)  Documents/Instruments to be delivered by the Company.  The Company
          ----------------------------------------------------
shall have delivered to Majority Holder any documents or instruments in form and substance reasonably acceptable to Majority Holder and its counsel, required in connection with the exchange and issuance of the Majority Holder Shares for the Majority Holders Notes.

     (g)  Material Adverse Effect.   No event, change or development shall
          -----------------------
exist or have occurred since September 30, 2000 with respect to the Company, including the filing of an action, claim, suit, cause of action, or litigation commenced by any third party against the Company, that has had or reasonably could be expected to have a Material Adverse Effect on the Company or on the ability of Majority Holder to consummate the transactions contemplated hereby.

     (h)  Registration Rights Agreement.  The Company, Buyer and Mackay, on
          -----------------------------
behalf of Majority Holder shall have executed and delivered the Registration Rights Agreement.

     (i)  Governmental Filings and Consents.  All governmental filings required
          ---------------------------------
to be made prior to the Closing Date by the Company, Buyer and Majority Holder with, and all governmental consents required to be obtained prior to the Closing Date by the Company, Buyer and Majority Holder from, any Governmental Authority in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been made or obtained, except where the failure to make such filing or obtain such consent would not reasonably be expected to have a Material Adverse Effect on the Company, Buyer, or Majority Holder or the ability of such parties to consummate the transactions contemplated hereby, and any waiting periods or extensions thereof under the HSR Act shall have expired or been terminated.

     (j)  Stockholder Agreements.  The 1996 Stockholders Agreement shall have
          ----------------------
been terminated by the parties thereto pursuant to a written agreement and the 1996 Stockholders Agreement shall cease to be in effect without any liability being incurred by the Company.

     (k)  Simultaneous Closings.  The Company and Buyer shall have consummated
          ---------------------
the transactions contemplated by this Agreement immediately prior to, or shall consummate the transactions contemplated by this Agreement concurrently with, Majority Holder's and the Other Mackay Holders' consummation of the transactions contemplated by this Agreement.

                                  ARTICLE IX

                                INDEMNIFICATION

     SECTION 9.01.  The Company's Indemnities to Buyer and Majority Holder.
                    ------------------------------------------------------
Subject to Section 9.04 hereof, from and after the Closing Date, the Company shall indemnify, defend and hold harmless each of Buyer and Majority Holder, and their respective officers, directors, Affiliates, successors and permitted assigns from and against any and all demands, claims, actions, losses, damages, liabilities, and expenses, including reasonable attorneys' fees and disbursements related thereto, based upon, arising out of or otherwise resulting from:

     (a) any inaccuracy in any representation or any breach of any warranty by the Company in this Agreement or in any agreement delivered in connection herewith; and

     (b) any nonfulfillment of any material covenant or agreement of the Company contained in this Agreement or in any agreement delivered in connection herewith by the Company; provided, however, that, in order to qualify to receive
                         --------  -------
indemnification under this Agreement, any claim for indemnification under this
Section 9.01 shall be made no later than the date that is three years after the Closing Date, except that any claim for indemnification under Section 3.15 shall be made no later than three (3) months after the expiration date of the longest statute of limitations applicable to any such Taxes. For purposes of this
Article IX, all representations and warranties of the Company shall be deemed to have been made at the dates on which they are required to be true and correct.

     SECTION 9.02.  Buyer's and Majority Holder's Indemnities to the Company.
                    --------------------------------------------------------
Subject to Section 9.04 hereof, from and after the Closing Date, each of Buyer, Mackay and Majority Holder shall severally, but not jointly, indemnify, defend and hold harmless the Company and its Subsidiaries, their respective officers, directors, Affiliates, successors and permitted assigns from and against any and all demands, claims, actions, losses, damages, liabilities, and expenses, including reasonable attorneys' fees and disbursements related thereto (collectively, "Company Losses"), based upon, arising out of or otherwise
                --------------
resulting from:

     (a) any inaccuracy in any representation or any breach of any warranty by Buyer, Mackay or Majority Holder, as the case may be, made by such party to the Company in this Agreement or in any agreement delivered in connection herewith;

     (b) any nonfulfillment of any material covenant or agreement of Buyer, Mackay or Majority Holder, as the case may be, to the performed by such party and contained in this Agreement or in any agreement delivered in connection herewith by such party; provided, however, that, in order to qualify to receive
                        --------  -------
indemnification under this Agreement, any claim for indemnification under this
Section 9.02 shall be made no later than the date that is three years after the Closing Date, except that any claim for indemnification under Section 4.13 shall be made no later than three (3) months after the expiration date of the longest statute of limitations applicable to any such Taxes. For the purposes of this
Section 9.02, all representations and
warranties of Buyer shall be deemed to have been made at the dates on which they are required to be true and correct; and

     SECTION 9.03.  Buyer Indemnity Regarding Buyer Sub 1 and Buyer Sub 2.
                    -----------------------------------------------------
Subject to Section 9.04 hereof, from and after the Closing Date, and in addition to the indemnification Buyer is providing to the Company pursuant to Section
9.02 hereof, Buyer shall indemnify, defend, and hold harmless the Company and its Subsidiaries, their respective officers, directors, Affiliates, successors and permitted assigns from and against any and all Company Losses with respect to any and all obligations or liabilities of whatever nature or character suffered, incurred by, or arising with regard to, Buyer Sub 1 and/or Buyer Sub 2 prior to the Closing that are not provided for, satisfied or assessed prior to the Closing, including with regard to Taxes all Company Losses related to any event, act, omission or transaction occurring on or before Closing. Claims for indemnification under this Section 9.03 may be made anytime after Closing and shall survive Closing.

     SECTION 9.04.  Third Party Claims; Notice and Opportunity to Defend.
                    ----------------------------------------------------
Promptly after receipt by either the Company on the one hand or by Buyer or Majority Holder on the other hand (in any case, the "Indemnitee") of the
                                                     ----------
commencement of, or notice of any demand, claim or circumstance that, with the lapse of time, would give rise to a claim or the commencement (or threatened commencement) of, any action, proceeding, litigation, or investigation against it by a third party (an "Asserted Liability") that may give rise to any
                         ------------------
indemnification obligation under Section 9.01, 9.02 or 9.03, the Indemnitee shall promptly give written notice thereof to the party from which indemnification is to be sought (the "Indemnifying Party"), describing the
                                      ------------------
Asserted Liability in reasonable detail and indicating the amount (estimated, if necessary) for which the Indemnitee may be liable. Failure to give timely notice under this Section 9.04 shall not preclude the Indemnitee from receiving indemnification from the Indemnifying Party unless the Indemnitee's failure has materially prejudiced the Indemnifying Party's ability to defend against the Asserted Liability.

     (a)  Opportunity to Defend.  The Indemnifying Party shall have fifteen (15)
          ---------------------
days (or earlier if required to avoid a default judgment) after receipt of the aforementioned notice to undertake to settle or defend, at its own expense and by counsel of its own choosing, which counsel shall be reasonably satisfactory to the Indemnitee, such Asserted Liability. If the Indemnifying Party so elects to settle or defend such Asserted Liability, it shall promptly notify the Indemnitee in writing of its intent to do so. So long as the Indemnifying Party is reasonably contesting such Asserted Liability in good faith, the Indemnitee may not settle or pay such Asserted Liability. After notice from the Indemnifying Party to the Indemnitee of its election to assume the defense of such claim or action, the Indemnifying Party will not be liable to the Indemnitee for any legal or other expenses incurred by the Indemnitee in connection with the defense thereof; provided, however, that the Indemnitee may
                                     --------  -------
participate, at its sole expense, in the settlement of, or defense against, such Asserted Liability, provided that the Indemnifying Party in all such instances shall be responsible for directing and controlling the settlement of, or defense against, such action. If the Indemnifying Party elects not to undertake to settle or defend against the Asserted Liability, fails to notify the Indemnitee of its election as herein provided, or does not accept its obligation to indemnify under this Agreement, the Indemnitee may settle, compromise or defend such Asserted Liability in the exercise of its exclusive discretion at the expense of the Indemnifying Party and the Indemnifying Party shall promptly reimburse the Indemnitee for the amount of all costs and expenses incurred by the Indemnitee in connection with the settlement of or defense against the Asserted Liability to the extent provided in Section 9.01, 9.02 or 9.03, as the case may be. If no settlement of the Asserted Liability is entered into, the Indemnifying Party shall promptly reimburse the Indemnitee for the amount of any judgment rendered with respect to such Asserted Liability and all related and bona fide expenses incurred by the Indemnitee in defense against such action to
---- ----
the extent recoverable under Section 9.01, 9.02 or 9.03, as the case may be.

     (b)  Other Matters.  Neither the Indemnifying Party nor the Indemnitee
          -------------
shall, in the defense of any Asserted Liability, consent to entry of any judgment or enter into any settlement agreement, except with the written consent of the other party (not to be unreasonably withheld or delayed), which does not include as an unconditional term thereof the giving by the claimant or the plaintiff involved to both the Indemnitee and the Indemnifying Party of a release from all liability in respect of such Asserted Liability. The Indemnifying Party and the Indemnitee shall each use all commercially reasonable efforts to cooperate with each other in connection with the settlement of, or the defense against, any Asserted Liability and make available to the other all books, records and other documents within its control that are reasonably necessary or appropriate for such defense. Notwithstanding anything contained in this Agreement, the Indemnitee shall have the right to pay or settle at any time any Asserted Liability, provided that (except where the Indemnifying Party elects not to undertake to settle or defend against the Asserted Liability, fails to notify the Indemnitee of its election, or does not accept its obligation to indemnify under this Agreement), the Indemnitee shall also be deemed to have waived any right to indemnification therefor by the Indemnifying Party.

     (c)  Tax Matters of Buyer Sub 1 and Buyer Sub 2.  The parties agree that
          ------------------------------------------
all tax matters related to Buyer Sub 1 and Buyer Sub 2 with regard to all periods prior to and including the Closing shall be the sole and exclusive responsibility of Buyer and Buyer shall have full authority for dealing with all tax authorities with regard to such matters.

     SECTION 9.05.  Survival of Representations, Warranties and Covenants.   The
                    -----------------------------------------------------
representations and warranties contained in this Agreement shall not survive the Closing. Notwithstanding the foregoing, any claim with respect to an inaccuracy or breach of any representation or warranty or a breach of any covenant or agreement made as of the execution and delivery of this Agreement and the Closing may be made at any time prior to the dates as specified in Sections 9.01 and 9.02, as the case may be, and no party to this Agreement shall have the right to assert any right of indemnification hereunder after such dates, except that if, on or before such date, the party from whom indemnification is sought has received written notice with respect to a specific claim of indemnification pursuant to this Agreement or notice of a claim from a third party, and the Indemnitee thereafter shall have the right after such date to assert or to continue to assert such claim and to be indemnified with respect thereto notwithstanding that all damages therefor may not be quantifiable as of such time. Notwithstanding the foregoing, all covenants to be performed after the Closing, including but not limited to those contained in Article VI, Sections 7.07, 7.09, 7.10, 7.16, 7.17, 7.18, 7.19, 7.24, 7.25, and 7.26 and Article IX,
shall survive the Closing in accordance with their terms.

                                   ARTICLE X

                                  TERMINATION
                                  -----------

     SECTION 10.01. Termination. This Agreement may be terminated and the
                    -----------
transactions contemplated in this Agreement may be abandoned at any time prior to the Closing:

     (a) by mutual written consent of each of the Company, Buyer and Majority Holder;

     (b) by the Company, Buyer or Majority Holder if, on the Closing Date, any condition precedent to the obligations of the terminating party set forth in
Article VIII shall not have been satisfied (or waived by the party entitled to the benefit thereof); provided, however, that no party shall have the right to
                      --------  -------
terminate this Agreement pursuant to this Section 10.01(b) if such party is then in breach of any material representation or warranty contained herein or is in default in any material respect in the observance or in the timely performance of any of its covenants or agreements contained herein;

     (c) by the Company, Buyer or Majority Holder if there shall be in effect any judgment, permanent injunction, or action by any court of competent jurisdiction or other Governmental Authority preventing or making unlawful the consummation of the transactions contemplated hereby that shall have become final and nonappealable;

     (d) by the Company, Buyer or Majority Holder if the Closing shall not have occurred on or before June 30, 2001 (time is of the essence with respect to such date); provided, however, that no party shall have the right to terminate this
       --------  -------
Agreement pursuant to this Section 10.01(d) if such party is then in breach of any material representation or warranty contained herein or is in default in any material respect in the observance or in the timely performance of any of its covenants or agreements contained herein; or

     (e) by Buyer or Majority Holder if this Agreement and the transactions contemplated hereby shall have been voted on at the Stockholders Meeting and fail to receive the requisite vote for approval and adoption by the stockholders of the Company as provided under the DGCL and the Company's Certificate of Incorporation;

     (f) by Buyer if (i) the Board shall not recommend the approval of this Agreement and the transactions contemplated hereby, or shall withdraw, modify or change its approval or recommendation of this Agreement and the transactions contemplated hereby in a manner adverse to Buyer or shall have resolved to do any of the foregoing, (ii) the Board shall have approved and/or recommended to the stockholders of the Company any Acquisition Proposal or taken any other action in the exercise of its fiduciary duties or otherwise to facilitate a transaction with a third party, or (iii) the Company breaches Section 7.15 or expresses or announces its intention to take such action that would constitute a breach of such section.

     SECTION 10.02. Notice. If a party elects to terminate this Agreement
                    ------
pursuant to an applicable provision of Section 10.01, such party shall give written notice of its election to the other parties at least two (2) Business Days prior to the date such termination shall become effective.

     SECTION 10.03. Effect of Termination. Upon termination of this Agreement
                    ---------------------
pursuant to the terms of Section 10.01, if (a) no party hereto is in breach of any material provision of this Agreement, this Agreement shall become void and no longer be of any force or effect and there shall be no liability on the part of any party or its respective directors, officers or stockholders to the other party, and (b) the Company, Buyer, Mackay, or Majority Holder is in breach of any provision of this Agreement applicable to it, which breach has caused the terminating party to terminate this Agreement, or to the extent that such termination results from the willful and material breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement, the non-breaching party will have such rights and remedies as are available to such party at law or in equity except as otherwise provided for herein.

     SECTION 10.04. Termination Fee. In the event Buyer terminates this
                    ---------------
Agreement pursuant to Section 10.01(f)(i)-(iii), then the Company agrees that it shall pay to Buyer a fee of $2.5 million, plus an amount, not to exceed $750,000, equal to Buyer's fees and expenses incurred in connection with (or reasonably related to) the transactions contemplated by this Agreement. Such fees and expenses shall be payable in immediately available funds on the second Business Day following the termination of this Agreement. Notwithstanding any other provision of this Agreement, (i) such fees and expenses shall not be paid pursuant to this Section 10.04 if Buyer shall have breached in any material respect any of its material representations, warranties, covenants, or agreements contained in this Agreement, and (ii) the payment by the Company of the amounts required to be paid pursuant to this Section 10.04 shall, except in the case of willful breach of this Agreement by the Company, constitute the exclusive remedy for, and full settlement of, any and all liabilities and obligations of the Company for damages under this Agreement.

                                  ARTICLE XI

                              GENERAL PROVISIONS
                              ------------------

     SECTION 11.01. Expenses of the Parties. Except as otherwise provided in this Agreement, whether or not the transactions contemplated by this Agreement are consummated, all expenses involved in the preparation, negotiation, authorization, entering into and performance of this Agreement, including all fees and expenses of agents, representatives, counsel, financial advisors, investment bankers and accountants in connection therewith, shall be borne solely by the party that shall have incurred the same, and no other party hereto shall have any liability with respect thereto; provided however, that whether or
                                               -------- -------
not the consummation of the transactions contemplated hereby occurs, the Company shall reimburse Mackay for actual, bona fide expenses incurred by Mackay in
                                   ---- ----
connection with transactions contemplated hereby up to a maximum of $100,000 upon Majority Holder providing reasonable evidence of the incurrence of such expenses; and provided, further, that if Mackay or Majority Holder has any
              --------  -------
obligation to make any filing under the HSR Act as a result of entering into or consummating the transactions contemplated hereby, the Company shall provide to Mackay or reimburse Mackay the full amount of the filing fee associated with such filing. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party, subject to Section 10.03 and Section 10.04.

     SECTION 11.02. Further Assurances. Each of the parties hereto agrees that,
                    ------------------
at any time and from time to time after the date hereof, it shall, upon written request from the other party or parties hereto, and without further consideration, perform such other and further acts, and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further instruments, documents and assurances as such other party or parties reasonably may request for the purpose of carrying out this Agreement.

     SECTION 11.03. Binding Agreement; Assignment. This Agreement is binding
                    -----------------------------
upon, will inure to the benefit of, and be enforceable by, the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties hereto, without the prior written consent of the other parties hereto; provided, however that Buyer may assign the Agreement and its rights,
        --------  -------
interests, and obligations hereunder to any Affiliate thereof, but such assignment shall not relieve Buyer of its obligations hereunder in the event such assignee does not perform such obligations.

     SECTION 11.04. Entire Agreement; No Third-Party Beneficiaries. This
                    ----------------------------------------------
Agreement, including the Schedules contained in the Disclosure Statement and any other written agreements by the parties hereto that are expressly contemplated hereby to be entered into, constitutes the entire agreement and understanding of the parties hereto with respect to the subject matters hereof and thereof and supersedes any and all prior negotiations, agreements, arrangements and understandings between the parties, written or oral, relating to the matters provided for herein or therein. Except as expressly provided in this Agreement, nothing contained in this Agreement, express or implied, is intended to or shall confer on any Person other than the parties hereto and their heirs, successors and permitted assigns, any rights, benefits, remedies or claims under or by reason of this Agreement.

     SECTION 11.05. Amendment; Modification. This Agreement may not be amended
                    -----------------------
or modified except by an instrument in writing signed by a duly authorized officer of each of the Company, Buyer and Majority Holder.

     SECTION 11.06. Extensions; Waivers; Remedies Cumulative. (a) The conditions
                    ----------------------------------------
to each of the parties' obligations to consummate this Agreement are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. With regard to this Agreement, any party may (i) extend the time for the performance of any of the obligations or other acts of any other party with such first party, (ii) waive any inaccuracies in the representations and warranties of any party made to or with such first party contained herein or in any document, certificate, or writing delivered pursuant hereto, or (iii) waive compliance with any of the agreements of any party with such first party or with any conditions to its own obligations. Any agreement on the part of a party hereto to any such extension or waiver of any provision of this Agreement shall be valid and effective only if set forth in an instrument in writing signed on behalf of such party against whom enforcement of any waiver or consent is sought by such first party or a duly authorized officer thereof, if applicable.

     (b) No failure or delay on the part of any party in exercising any right, privilege, power, or remedy under this Agreement, and no course of dealing among the parties, shall operate as a waiver of such right, privilege, power, or remedy, nor shall any single or partial exercise of any right, privilege, power, or remedy under this Agreement preclude any other or further exercise of such right, privilege, power, or remedy, or the exercise of any other right, privilege, power, or remedy. Unless otherwise expressly provided for herein, the rights, privileges, powers, and remedies available to the parties hereunder are cumulative and not exclusive of any other rights, privileges, powers, or remedies provided by statute, at law, in equity, or otherwise. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in any similar or other circumstances or constitute a waiver of the right of the party giving such notice or making such demand to take any other or further action in any circumstances without notice or demand.

     SECTION 11.07. Section Headings; Interpretation. Reference in this
                    --------------------------------
Agreement to a Section, Article or Schedule, unless otherwise indicated, shall constitute references to a Section or an Article of this Agreement or a Schedule to the Disclosure Statement. The table of contents, section headings, and article titles contained in this Agreement are for convenience of reference only and do not form a part thereof and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "herein," "hereinafter," and "hereunder," and words of similar import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The parties hereto agree that this Agreement is the product of negotiations among sophisticated parties, all of whom were represented by counsel, and each of whom had an opportunity to participate in, and did participate in the drafting of each provision hereto. Accordingly, ambiguities in this Agreement, if any, shall not be construed strictly against any party hereto but rather shall be given a fair and reasonable construction without regard to the rule of contra proferentem.
------ -----------

     SECTION 11.08. Governing Law. This Agreement shall be governed by, and
                    -------------
construed in accordance with, the laws of the State of Delaware applicable to agreements made and to be performed entirely within the State of Delaware without giving effect to the laws that might otherwise govern under applicable principles of conflict of laws thereof. Notwithstanding the foregoing, the parties agree that any instrument or agreement to which Buyer Sub 1 or Buyer Sub 2 is a party and as to which the laws of the United Kingdom apply shall be governed by, and construed in accordance with, the laws of the United Kingdom.

     SECTION 11.09. Notices. Any notice, demand, claim, request, waiver or
                    -------
consent or other communication required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered if delivered by any of the following means of delivery, and shall be deemed to have been duly delivered and received on the date (or the next Business Day if delivery is not made on a Business Day) of personal delivery or facsimile transmission or on the date (or the next Business Day if delivery is not made on a Business Day) of receipt, if mailed by registered or certified mail, postage prepaid and return receipt requested, or on the date (or the next Business Day if delivery is not made on a Business Day) of a stamped receipt, if sent by an overnight delivery service, and sent to the following addresses (or to such other address as any party may request, in the case of the Company, by notifying Buyer and Majority Holder, in the case of Buyer, by notifying the Company and Majority Holder, and in the case of Majority Holder by notifying the Company and Buyer, in each case in accordance with this Section):

     (a) If to the Company:

            @Track Communications, Inc.
            1155 Kas Drive
            Suite 100
            Richardson, TX 75081
            Attn: J. Raymond Bilbao
            Telephone: (972) 301-2733
            Facsimile: (972) 301-2263

            with a copy to:
            --------------

            Locke Liddell & Sapp LLP
            2200 Ross Avenue
            Suite 2200
            Dallas, TX 75201
            Attn: Stephen L. Sapp
            Telephone: (214) 740-8570
            Facsimile: (214) 740-8800

     (b) If to Buyer:

            Minorplanet Systems PLC
            Greenwich House
            Sheepscar, Leeds LS4 2LE
            United Kingdom
            Attn: Robert Kelly
            Telephone: 011 44 113 251 1600
            Facsimile: 011 44 113 251 1672
          with a copy to:
          ---------------

          Mishcon de Reya, Solicitors
          21 Southampton Row
          London
          WC1B5HS
          United Kingdom
          Attn: Larry Nathan
          Telephone: 011 44 20 7440 7031
          Fax: 011 44 20 7404 3014

          with a copy to:
          ---------------

          Brown & Wood LLP

          1666 K Street, N.W.
          Washington, D.C. 20006
          Attn: John K. Hughes
          Telephone: (202) 533-1430
          Facsimile: (202) 533-1399

   (c) If to Mackay, Majority Holder, or the Other Mackay Holders:

          Mackay Shields LLC
          9 West 57/th/ Street
          New York, New York 10019
          Attn: Donald Morgan
          Telephone: (212) 230-3911
          Facsimile: (212) 754-9187

          With a copy to:
          ---------------

          Wachtell, Lipton, Rosen & Katz
          51 West 52/nd/ Street
          New York, New York 10019
          Attn: David C. Karp
          Telephone: (212) 403-1000
          Facsimile: (212) 403-2327

     SECTION 11.10. No Brokers. Each of the Company, Buyer, Mackay and Majority
                    ----------
Holder represents and warrants to the other parties hereto that no broker, finder, agent or similar intermediary has acted directly or indirectly on its behalf in connection with this Agreement or the transactions contemplated hereby, and that there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with it or any action taken by it. Each of the Company, Buyer, Mackay and Majority Holder agrees to indemnify and hold the other parties harmless from any and all claims, losses, liabilities, expenses (including reasonable attorney fees), demands or commissions or other compensation by any broker, finder, agent or similar intermediary claiming to have been employed by or on behalf of such parties.

     SECTION 11.11.   Public Announcements. Each of the Company, Buyer, Mackay
                      --------------------
and Majority Holder agree that, prior to the making of any public announcement or any disclosure to any third party with respect to the transactions contemplated by this Agreement, it will consult with the other parties hereto and shall either agree upon the text of a joint announcement or obtain the others' prior, written approval of an announcement to be made solely on behalf of such party. Any of the parties may make such disclosures or statements as it determines may be required by law, regulation, or rule of any bona fide Governmental Authority (provided that before making any such disclosure or statement, the party making the disclosure shall discuss the nature and manner of such disclosure with the other parties). The Company acknowledges that Buyer and Mackay intend to make disclosures relating to the Company and the transactions contemplated by this Agreement in order to, in the case of Buyer, secure the financing of the transactions contemplated hereby, and, in the case of Mackay and Majority Holder, to communicate with other holders of the Notes, provided that each Buyer and Mackay and Majority Holder confirms that all third parties to whom such disclosure is made will be made aware (where applicable) prior to any such disclosure (a) that they in receipt of material non-public information, (b) that such information is confidential and such parties shall agree to maintain such information as confidential, and (c) that they may be prohibited from trading securities of the Company prior to public announcement of the transactions contemplated hereby.

     SECTION 11.12.   Exhibits and Schedules. The Exhibits and the Schedules
                      ----------------------
contained in the Disclosure Statement are being separately delivered by the Company to Buyer and by Buyer to the Company concurrently with the execution of this Agreement and such receipt is being acknowledged by each of the parties to this Agreement. All Exhibits and Schedules referred to in this Agreement are an integral part of and are hereby incorporated into this Agreement by reference.

     SECTION 11.13.   Enforcement; Consent to Jurisdiction. The parties agree
                      ------------------------------------
that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of competent jurisdiction, this being in addition to any other remedy to which the parties are entitled at law or in equity. Each of the parties agrees to submit itself to the jurisdiction of any state or federal court sitting in the State of Delaware. In addition, each of the parties hereto agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such court.

     SECTION 11.14.   Severability. The parties agree that (i) the provisions of
                      ------------
this Agreement shall be severable in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, (ii) they shall negotiate in good faith to replace any provisions that are finally determined to be invalid, void or otherwise unenforceable with other provisions that are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable, and (iii) the balance of this Agreement shall not be affected and shall remain enforceable to the fullest extent permitted by law. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid and shall be enforced to the fullest extent permitted by law.

     SECTION 11.15.   Calculation of Capital Stock. Notwithstanding any other
                      ----------------------------
provision in this Agreement, all references contained in this Agreement to the amount of capital stock of the Company authorized, issued, to be issued, or held by any party shall be interpreted to mean the capital stock of the Company prior to the occurrence of the Reverse Stock Split.

     SECTION 11.16.   Majority Holder Signatures. The parties hereto acknowledge
                      --------------------------
and agree that Mackay is, on the date of this Agreement, delivering to the other parties to this Agreement executed signature pages representing accounts under its control holding not less than 92% of the Majority Holder Notes and the Other Mackay Holders Notes in the aggregate (the "Signing Percentage") referenced in
                                            ------------------
the Recitals. Mackay covenants and agrees that it shall use its commercially reasonable efforts to obtain and deliver to the Company and Buyer within five
(5) Business Days of the date of this Agreement, executed signature pages representing the Other Mackay Holders.

     SECTION 11.17.   Other Matters. The parties agree that, to the extent that
                      -------------
any Other Mackay Holders execute this Agreement after the date hereof, the term Majority Holder will further be deemed to include such party and the term Other Mackay Holders shall no longer be deemed to include such party. Wherever in this Agreement, the term "Majority Holder" shall be interpreted to include the term "Other Mackay Holders" in accordance with the Preamble of this Agreement, then to the extent that the terms "Majority Holder Shares" or "Majority Holder Notes" are used in conjunction with the term Majority Holder in the provision being reviewed, the terms "Other Mackay Holders Shares" or "Other Mackay Holders Notes" shall also be included in such provision as applicable and as the context may require, in order to give full meaning to the intent of the parties as to the applicability of the provision.

     SECTION 11.18.   Counterparts. This Agreement may be executed in two or
                      ------------
more counterparts, each of which when executed and delivered shall be deemed an original, and all of which when taken together shall be considered one and the same instrument, and this Agreement shall become effective when such counterparts have been signed by each of the parties hereto and delivered to the other parties. The parties hereto agree that signatures of the parties and their duly authorized officers may be exchanged by facsimile transmission, and that such signatures shall be binding to the same extent, and have the same force and effect, as the exchange of original written signatures. The originals of such signatures shall be sent to the other parties hereto by overnight courier.

                           [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                   @TRACK COMMUNICATIONS, INC.


                                   By: /s/  W. Michael Smith
                                      ------------------------------------
                                      Name: W. Michael Smith
                                           -------------------------------
                                      Title: Exec. VP and CFO
                                            ------------------------------

                                   MINORPLANET SYSTEMS PLC


                                   By: /s/  Robert Daniel Kelly
                                      ------------------------------------
                                      Name:  Robert Daniel Kelly
                                           -------------------------------
                                      Title: Group Finance Director
                                            ------------------------------

                                   MACKAY SHIELDS LLC
                                   (for and on behalf of the Majority Holders and as otherwise provided in the definition of "Mackay" in Section 1.01 hereof)

                                   By: /s/ Donald Morgan
                                      ------------------------------------
                                      Name: Don Morgan
                                           -------------------------------
                                      Title: Managing Director
                                            ------------------------------

                             DISCLOSURE STATEMENT

                                      TO

                     STOCK PURCHASE AND EXCHANGE AGREEMENT

                                 BY AND AMONG

                         @TRACK COMMUNICATIONS, INC.,

                           MINORPLANET SYSTEMS PLC,

                                      AND

                              MACKAY SHIELDS LLC

          This Disclosure Statement is delivered as of February 14, 2001, pursuant to that certain Stock Purchase and Exchange Agreement of even date (the "Agreement"), by among the Company, Buyer, and Majority Holder (as such parties
 ---------
are defined in the Preamble of the Agreement). By their execution hereof, the Company, Buyer and Majority Holder each agree and acknowledge that the disclosures of the other parties hereto contained in the Schedules that are attached hereto have been made to them by such other party. By its execution hereof, each of the Company, Buyer and Majority Holder each agrees and acknowledges that the disclosures required to be made by it have been made to the other parties hereto. This Disclosure Statement may be executed in one or more counterparts, and by any party on separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                           [Signature Page Follows]

AGREED AND ACKNOWLEDGED:

@TRACK COMMUNICATIONS, INC.


By: /s/ W.  Michael Smith
   -----------------------------
   Name: W. Michael Smith
        ------------------------
   Title: Exec. VP and CFO
         -----------------------


MINORPLANET SYSTEMS PLC


By: /s/  Robert Daniel Kelly
   -----------------------------
   Name: Robert Daniel Kelly
        ------------------------
   Title: Group Finance Director
          ----------------------


MACKAY SHIELDS LLC
(for and on behalf of the Majority Holders and as otherwise provided in the definition of "Mackay" in Section 1.01 hereof)

By: /s/  Don Morgan
    ----------------------------
   Name: Don Morgan
        ------------------------
   Title: Managing Director
         -----------------------

              Exhibit A to Stock Purchase and Exchange Agreement
              --------------------------------------------------

                           DATED               2001
                           ------------------------



                           (1)  MINORPLANET LIMITED

                                    - and -

                           (2)  MISLEX (302) LIMITED



             _____________________________________________________

                 EXCLUSIVE LICENCE AND DISTRIBUTION AGREEMENT
             _____________________________________________________




                                MISHCON DE REYA
                              21 Southampton Row
                                London WC1B 5HS

                                 Ref: LGN/SCM

AGREEMENT dated                                    2001
---------

PARTIES:
-------

(1)  MINORPLANET LIMITED a company registered in England under Number 3213219
     -------------------
     whose registered office is at Greenwich House, North Street, Sheepscar, Leeds LS7 2AA (the "Licensor").
                    --------------

(2)  MISLEX (302) LIMITED a company registered in England under Number 4131647
     --------------------
     whose registered office is at Greenwich House, North Street, Sheepscar, Leeds LS7 2AA (the "Licensee").
                     --------------

RECITALS:
--------

(A) The Licensor is engaged in the business of procuring, selling, marketing, distributing and otherwise commercially exploiting the vehicle tracking and information system described in detail in Schedule 1 hereto ("the System").

(B) The Licensor owns the intellectual property rights in the System and proposes extending the market for the System by granting to the Licensee the right to sell, market, distribute and maintain and otherwise exploit the same in the Territory (as defined herein).

(C) The Licensee purports to have the necessary skills in the business of marketing, selling and otherwise commercially exploiting vehicle tracking systems and wishes to acquire from the Licensor the right to carry on such business with respect to the System in the Territory.

IT IS AGREED as follows:
------------

1.   INTERPRETATION
     --------------

     1.1 In this Agreement the following expressions shall have the following meanings unless the context otherwise requires:

     "Business" means the business of marketing, selling and otherwise
      --------
     commercially exploiting the System including but not limited to selling the Product and licensing the software;

     "Cost Price" means in relation to each Product Unit the total cost to the
      ----------
     Licensor of producing the Product Unit, including (without limitation) all direct labour, direct materials and direct overheads and any appropriate taxes or levies.

     "Documentation" means all end-user documentation provided by the Licensor
      -------------
     for the guidance of end-users.

     "End-User Software Licence" means the end-user software licence attached at
      -------------------------
     Schedule 3;

     "Firmware" means the firmware embedded or housed in the Product and
      --------
     licensed by the Licensee hereunder;

     "Operating Manual" means the written specification of the methods,
      ----------------
     processes, techniques, systems and schemes devised and compiled by the Licensor to be observed and implemented by the Licensee in operating the Business;

     "Product" means the data control units as described in Schedule 1
      -------
     manufactured by or on behalf of the Licensor and comprised in the System but excluding the Software which is separately licensed hereunder;

     "Product Unit" means one unit of the Product, typically affixed to one
      ------------
     vehicle;

     "Software" means all and any software comprised in the System (including,
      --------
     without limitation, the Firmware);

     "System" means the entire vehicle information and tracking system described
      ------
     in Schedule 1 including, without limitation, and all improvements and modification of the Product and the Software.

     "System IPR" means the patents, trade marks, names, designs, copyrights and
      ----------
     all other intellectual property rights embodied in the System (whether registered or unregistered) owned by or available to the Licensor including without limitation, the Trade Marks;

     "Term" means the 99 year period commencing on the date hereof;
      ----

     "Territory" means the United States of America, Canada and Mexico;
      ---------

     "Trade Marks" means the trade marks and other logos and designs set out in
      -----------
     Schedule 2 hereto.

     1.2 1Subject as herein otherwise expressly defined, words and phrases defined in Part XXVI of the Companies Act 1985 and in the Articles bear the same respective meanings when used herein;

     1.3 Unless otherwise specified, words importing the singular include the plural, words importing any gender include every gender and words importing persons include bodies corporate and unincorporate; and (in each case) vice versa;

     1.4  The clause headings shall not affect interpretation;

     1.5 References to statutes or statutory provisions include those statutes or statutory provisions as amended, extended, consolidated, re-enacted or replaced from time to time and any orders, regulations, instruments or other subordinate legislation made thereunder.

2.   APPOINTMENT AND GRANT
     ---------------------

     The Licensor hereby grants to the Licensee and the Licensee hereby accepts the exclusive right to carry on the Business under the Trade Marks in the Territory for the Term and subject to the terms and conditions set out below.

3.   PURCHASE
     --------

     3.1 The Licensor as principal shall sell to the Licensee and the Licensee as principal shall purchase from the Licensor the quantities of the Product as agreed with the Licensor.

     3.2 The Licensee shall give the Licensor not less than three months' written notice of its estimated requirements of the Product for each month, and shall promptly notify Licensor of any changes in circumstances which may affect its requirements.

     3.3 All orders for Product must be made by the Licensee and confirmed by the Licensor in writing. Once an order has been submitted by the Licensee and confirmed in writing by the Licensor the same shall be binding on the Licensee and the Licensor respectively and cannot be withdrawn.

     3.4 Each order for Product shall constitute a separate contract for sale, and any default by the Licensor in relation to any one order shall not entitle the Licensee to treat this Agreement as terminated.

     3.5 Licensee shall maintain such stocks of the Product as reasonably necessary to meet its customers' requirements.

     3.6 The Licensor reserves the right from time to time to modify the design, operation or performance of the Product and the Licensor shall as soon as reasonably practicable notify the Licensee in writing of such changes.

     3.7 If any of the Products become inoperative or develop faults by reason of defective components, workmanship or design within 12 months of sale/licensing to a third party by the Licensee, the Licensor will (at its option) repair or replace any such Product free of charge. Licensor will have no such obligation if the Product has been tampered with, modified, repaired or has otherwise been the subject of misuse or accident.

     3.8 The liability of the Licensor whether in contract, tort (including negligence) or otherwise for any loss or damage suffered by the Licensee or its customers as a result of any delay, defect or other failure of any Product shall be limited to the replacement value of the Product or Products in question. Licensor shall not be liable for any loss or damage arising as a result of any Product being tampered with, modified or repaired or if it has otherwise been the subject of misuse or accident. Licensor shall not be liable for any loss of profits, business or revenues, or for any special indirect or consequential loss, in either case whether suffered by Licensee, its customers or any other person provided that this shall not limit or exclude Licensor's liability for personal injury or death resulting from its negligence.

4.   PAYMENT
     -------

     4.1 The Licensee shall pay to the Licensor per Product Unit the Licensor's Cost Price. All prices shall be subject to any applicable value added or other sales tax.

     4.2 All costs of transportation, insurance, import and other duties (where applicable) shall be met by the Licensee. The Licensee shall ensure that all applicable import/export licences/certificates and any other relevant documentation and authorisations have been procured prior to delivery and the Licensee shall not be relieved of its obligations under this Agreement by its failure to do so. Risk in all materials, Product and Software passes to the Licensee upon delivery.

     4.3 Where the Licensor agrees to arrange for transport and insurance for the Licensee the Licensee shall reimburse the Licensor the full costs thereof and all the applicable provisions of this Agreement shall apply with respect to the payment of such costs as they apply to payment for the Products.

     4.4 The price specified in Clause 4.1 shall include the aerial package which is intended to accompany each Product Unit.

     4.5 All invoices shall be paid by the Licensee in sterling by telegraphic transfer to such bank account as the Licensor may from time to time notify in writing to the Licensee or by any other means as agreed by the Licensor, such payment to be made within 30 days of the date of the said invoice. Without prejudice to its other rights hereunder or in law. The Licensee shall have a right of set off against the Licensor as regards any monies due to it.

     4.6 The Licensee shall provide to the Licensor on the first working day of each month, full details of all Product sold in the preceding month including all serial numbers and other relevant vehicle information as required by the Licensor.

5.   LICENCE
     -------

     5.1 The Licensee shall procure that at or prior to delivery of the Product to any user or any other party, the Licensee shall ensure that the said party has signed and returned to the Licensee an End-User Software Licence. The Licensee shall forthwith forward to the Licensor the original signed End-User Software Licence(s) and retain copies for its own support and administration.

     5.2 The Licensee will use at all times its best endeavours to promote, sell, distribute, advertise, create a demand for and extend the market for the System in the Territory and work diligently to obtain orders therefor.

     5.3 The Licensee will, at its own expense, provide advertising and publicity for the System as extensively as the advertising and publicity provided by the Licensee for other products which it markets.

     5.4 The Licensee is granted the right to reproduce the Software in-house for the purpose only of licensing or sub-licensing the same to bona fide end-user customers of the Licensee PROVIDED the Licensee faithfully assigns consecutive serial numbers to each and every copy made and faithfully reproduces the Licensor's copyright notice and such other marks of ownership which may be in or on the Software including but not limited to the copyright notices appearing on the label of the magnetic media together with such notices which appear upon loading the Software. In addition, the Licensee shall virus scan each copy of the Software with an up-to-date commercially available virus scanner prior to delivery or installation of the Software and shall keep proper and accurate details of all end-user customers including the allocated serial number and location of each. The Licensor may from time to time change such conditions of in-house reproduction by the Licensee upon giving to the Licensee 28 days prior written notice. The Licensee is also permitted to make one copy of the Software for back-up purposes only.

     5.5 The right and licence granted to the Licensee hereunder shall extend only to the Territory and the Licensee agrees that it will not outside the Territory nor will it knowingly offer or provide any information or assistance concerning the System or the Trade Marks to any person, firm or undertaking who intends or may seek to use or resell them outside the Territory.

     5.6 If the Licensee receives any order or enquiry for the System or any Product for use outside its Territory, the Licensee shall refer such order to the Licensor for its determination.

     5.7 The Licensee shall not modify, amend, add to or in any way alter any Software supplied to it under this Agreement without the Licensor's prior written consent.

     5.8 The Licensee has no authority to make "Applications", being software products created through use of the Software, or have the same made on its behalf except with the prior written consent of the Licensor.

     5.9 The Licensee is expressly prohibited from allowing any other party whatsoever (including without limitation, dealers or sub-licensees) from producing any copies of the Software without the prior written consent of the Licensor.

6.   OBLIGATIONS OF LICENSOR
     -----------------------

     In order to facilitate the performance of this Agreement by the Licensee the Licensor agrees as follows:

     6.1 To provide to the Licensee in connection with System and associated business techniques and training in the standards, procedures, techniques and methods of the Licensor and the operation of the System and to make available to the Licensee such number as is reasonably deemed necessary by the Licensor of the Licensor's suitably qualified staff from time to time during the first three years of the Term and thereafter as may be agreed between the parties;

     6.2 To make available to the Licensee at no cost to the Licensee members of the Licensor's staff competent to provide any requisite on-site assistance and advice in connection with the System or recommend to the Licensee such independent experts as may appear necessary;

     6.3 The Licensor shall regularly provide the Licensee with such samples of catalogues, brochures and up to date information concerning the System as the Licensee may reasonably consider appropriate in order to assist the Licensee with the promotion of the System and the Products in the Territory, and Licensor shall use best endeavours to answer as soon as practicable any technical enquiries concerning the Product and/or the System which are made by Licensee.

     6.4  During the first twelve months of this Agreement:

          6.4.1 Licensor shall make available to the Licensee as reasonably required by the Licensee the services of suitably qualified employees of the Licensor to assist the Licensee in the marketing of the Product; and

          6.4.2 Licensee shall be entitled to send to the Licensor's premises suitably qualified employees of the Licensee for training by the Licensor in matters relating to the Product as reasonably required.

     6.5 The services to be provided by the Licensor pursuant to this Clause 6 shall be free of charge but the Licensee shall reimburse to the Licensor all reasonable travelling, accommodation and other expenses reasonably incurred by any employees of the Licensor in providing such services.

7.   TITLE IN THE PRODUCTS
     ---------------------

     7.1 Notwithstanding delivery and passing of risk, title to each Product unit shall not pass to the Licensee but shall be retained by the Licensor until full payment for that Product unit has been received by the Licensor from the Licensee.

     7.2 Until such time as title in the Products has passed to the Licensee, the Licensor:

          7.2.1 shall be entitled to repossess at any time any of the Products title in which remains vested in the Licensor;

          7.2.2 for the purpose specified in 7.2.1 above, the Licensor or any of his agents or authorised representatives shall be entitled at any time and on notice to enter upon any premises in which the Products or any part thereof is installed, stored or kept, or is reasonably believed so to be;

          7.2.3 shall be entitled to seek a Court injunction to prevent the Licensee from selling, transferring or otherwise disposing of said Products which have not been paid for as damages may not be an adequate.

     7.3 Until such time as title in the Products has passed to the Licensee, the Licensee shall, subject to the Licensor's rights hereunder:

          7.3.1  hold the Products as the Licensor's agent;

          7.3.2 insure such Products to their replacement value naming the Licensor as the loss payee until all payments to the Licensor have been made as specified in this clause and the Licensee shall forthwith, upon request, provide the Licensor with a Certificate of such Insurance.

     The aforementioned provisions do not relate to Software which is subject to the licence granted hereunder.


8.   OBLIGATIONS OF LICENSEE
     -----------------------

     The Licensee agrees that it:

     8.1 Will, in all correspondence and other dealings relating directly or indirectly to the licensing or other transaction relating to the System, clearly indicate that it is acting as licensee and not as author, owner or developer of the System;

     8.2 Will not incur any liability on behalf of the Licensor or in any way pledge or purport to pledge the Licensor's credit or purport to make any contract binding upon the Licensor;

     8.3 Will not alter, obscure, remove, conceal or otherwise interfere with any eye-readable or machine-readable marking on the Software or the Product or their packaging which refers to the Licensor as author, owner or developer or otherwise refers to the Licensor's copyright or other intellectual property rights in the same;

     8.4 Will permit any duly authorised representative of the Licensor upon reasonable prior notice to enter into any of its premises where any Software and/or Product or any materials relating thereto are stored, kept or used, for the purpose of ascertaining that the provisions of this Agreement are being complied with by the Licensee;

     8.5 Will as soon as reasonably possible bring to the attention of the Licensor any improper or wrongful use of the Licensor's copyright, trade marks, emblems, designs, models or other similar industrial, intellectual or commercial property rights which come to the notice of the Licensee and will in the performance of its duties under this Agreement use every effort to safeguard the property rights and interests of the Licensor and will at the request and cost of the Licensor take all steps required by the Licensor to defend such rights;

     8.6 Will promptly bring to the attention of the Licensor any information received by the Licensee which the Licensee reasonably believes is likely to be of interest, use or benefit to the Licensor in relation to the marketing and/or support of the System;

     8.7 Will from time to time on request by the Licensor, supply to the Licensor reports, returns and other information relating to the Licensee and distributorship.

     8.8 Not at any time to use or permit the use of any additional trade name or symbol or do or permit to be done anything which is additional to or not in accordance with the System without the previous consent in writing of the Licensor;

     8.9 To engage all staff and other persons and acquire premises and all other facilities necessary for the successful operation and optimum development of sales and distribution of the Products and the System in the Territory;

     8.10 To ensure that all such staff and replacements for staff who are required under the terms of this Agreement to undergo training in the System, are trained in the System and any improvements thereto;

     8.11 To use only such letter headings, invoices, signs, display materials, promotional literature, equipment and other items in connection with the System as shall be approved in writing by the Licensor;

     8.12 To promote and preserve the goodwill and reputation associated with the Trade Marks;

     8.13 To comply with all statutes, byelaws, regulations and requirements of any government or other competent authority relating to and apply for any governmental, fiscal or other consents necessary for the proper performance of Licensee's obligations under this Agreement;

9.   MARKETING AND TECHNICAL INFORMATION
     -----------------------------------

     9.1 The Licensee shall, from time to time, prepare for the Licensor's information a marketing plan including proposed advertising material, the related costs and expenses therefor and the Licensor's conditions of sale to customers.

     9.2 The Licensor shall furnish to the Licensee one reproducible copy in the Licensor's language of the relevant documentation and component lists that the Licensor determines necessary to enable the Licensee to market, support and maintain the Products in the Territory including but not limited to the Operating Manual.

     9.3 The Licensor shall keep the Licensee informed of any changes, additions or modifications to such documentation and component lists that have a substantial effect on performance, cost or maintenance of the Products or the System.

     9.4 The Licensee undertakes to return forthwith to the Licensor all Product, Product Units and copies of the software as well as all documentation, drawings, data, technical and other information and any copies thereof upon expiry or termination of this Agreement, if as requested by the Licensor.

10.  RESTRICTIONS ON LICENSEE
     ------------------------

     During the continuance of this Agreement, the Licensee agrees as follows:

     10.1 Not to do or omit to do or permit or suffer any act or thing which brings the System (or any part), the Trade Marks or any associated System IPR into disrepute or which damages or conflicts with the interests of the Licensor;

     10.2 Not to vary or amend the substantive terms of the End User License without the prior written consent of the Licensor;

     10.3 Not without the prior written consent of the Licensor to permit or suffer any dealing with the Products or the System save as in accordance with this agreement.;

11.  PRODUCT MODIFICATION AND CHANGES
     --------------------------------

     11.1 The Licensee shall not make or cause to be made any addition, modification, variation or change to the hardware, software of any other part or parts of the Products without the prior written consent of the Licensor. Such consent shall not bind the Licensor to supplying spare parts or sub-assemblies to suit such addition, modification, variation or change, nor shall the Licensor in any way whatsoever become liable for any loss or damage incurred as a result of its giving such consent. Any such addition, modification, variation or change made by the Licensee and agreed by the Licensor shall be carried out at the cost of the Licensee. Title to all improvements and modifications shall remain with the Licensor.

     11.2 Notwithstanding the foregoing, the Licensee shall give all help and assistance to the Licensor at the Licensor's sole cost if so requested to enable the Licensor to patent or otherwise secure the rights where possible to such addition, modification, variation or change to the Products.

     11.3 The Licensor may at any time modify or vary, suspend or eliminate any of the Products without liability to the Licensee. The Licensor shall give to the Licensee 30 days written notice of any modification, variation, suspension or elimination unless in the case of modifications or variations the same shall have no substantial adverse effect upon performance, cost or maintenance.

12.  INFORMATION AND DOCUMENTATION
     -----------------------------

     12.1 The Licensee agrees and undertakes to provide the Licensor at mutually agreed intervals at the regular meetings to be held between the parties or at such reasonable times or at the request of the Licensor with information concerning sales and inventory of the Products and/or the Software and parts thereof, the numbers and nature of repairs, after-sale maintenance and any changes in the Territory relating to demand, ultimate users and customers, the activities of competitors and such other matters and information in any way relating to the performance of this Agreement. The Licensee also undertakes to use reasonable endeavours to extend and improve the Products and goodwill in the Territory.

     12.2 The Licensor hereby grants the Licensee the right and licence to copy the Documentation as necessary to ensure that each Product sold hereunder is accompanied by a complete copy of the Documentation.

13.  CONFIDENTIALITY OBLIGATION
     --------------------------

     13.1 The Licensor has imparted and may from time to time impart to the Licensee certain confidential information relating to the System or marketing or support thereof, including specifications therefor and the Licensee may otherwise obtain confidential information concerning the business and affairs of the Licensor pursuant to this Agreement. Licensee hereby acknowledges that the software and related documentation constitutes valuable trade assets and confidential information of the Licensor.

     13.2 The Licensee hereby agrees that it will use such confidential information solely for the purposes of this Agreement and that it shall not disclose, whether directly or indirectly, to any third party such information other than as required to carry out the purposes of this Agreement. In the event of and prior to such disclosure, the Licensee will obtain from such third parties duly binding agreements to maintain in confidence the information to be disclosed to the same extent at least as the Licensee is so bound hereunder.

     13.3 The Licensee further agrees that upon expiry or termination of this Agreement it shall not itself or through any subsidiary or agent or otherwise, sell, license, sub-license, market, distribute or otherwise deal with the System (in whole or in part), develop any software or have any software developed through the use of any confidential information supplied to it by the Licensor, or in any other way obtained by the Licensee pursuant to this Agreement.

     13.4 The foregoing provisions shall not prevent the disclosure or use by the Licensee of any information which is or hereafter, through no fault of the Licensee, becomes public knowledge or to the extent permitted by law.

14.  INSURANCE
     ---------

     14.1  The Licensee shall at its own expense arrange and maintain:

           14.1.1 fully comprehensive product liability and employers liability in the Territory and will procure that the Licensor is also fully covered and indemnified by such insurance;

           14.1.2 such other comprehensive insurance covering all usual public and private risks associated with the carrying on of a business in the Territory which insurance shall cover, provide a defense for, and indemnify the Licensor and the Licensee for and against any and all claims by third parties including legal fees and costs within the Territory arising from the operation of the Business.

     14.2 The Licensee shall pay all premiums due in respect of any policy of insurance required to be maintained hereunder.

15.  SYSTEM IPR
     ----------

     15.1 The Licensor warrants that it is entitled to license the System IPR to the Licensee and that subject to appropriate registration by the Licensee in the Territory the use of the same will not constitute an infringement of the rights of any third party and the Licensor will fully and effectively indemnify the Licensee for and against all proceedings, loss, damage, costs, claims and expenses arising out of any such infringement.

     15.2 The Licensee shall render to the Licensor all reasonable assistance at the Licensor's sole cost to enable the Licensor to obtain registration in any part of the world of any of the System IPR. In no circumstances will the Licensee apply for registration as proprietor of any of the System IPR in any part of the world but if at the time the Licensor desires to apply for registration and has so applied, the Licensee is deemed in law also to be the proprietor of any right or if for any other reason the Licensor shall so request, the Licensee shall at the Licensor's expense make in its own name or jointly with the Licensor and proceed with such application as the Licensor may reasonably direct and do all such acts and things and execute all such documents necessary for obtaining such registration and thereupon the Licensee shall assign such registration and all other rights in such rights to the Licensor.

     15.3 The Licensee acknowledges that the goodwill and all other rights in and associated with the System IPR in the Territory and elsewhere vest absolutely in the Licensor and that it is the intention of the parties that all such rights will at all times hereafter and for all purposes remain vested in the Licensor and in the event that any such rights at any time accrue to the Licensee by operation of law or howsoever otherwise the Licensee will at its own expense forthwith on demand do all such acts and things and execute all such documents as the Licensor shall deem necessary to vest such rights absolutely in the Licensor.

     15.4 In the event that a registration is obtained in the Territory for any of the System IPR subsequent to the date hereof, the Licensee shall be entitled to such like rights under such registration as are granted by this Agreement in respect of the other rights comprised at the date hereof in the System IPR and hereby authorises the Licensor to register such particulars in respect thereof.

     15.5 The Licensee will notify the Licensor forthwith of any and all circumstances coming to the attention of the Licensee, which may constitute an infringement of any of the System IPR by any unauthorised person and shall take such reasonable action as the Licensor may direct at the expense of the Licensor with a view to restraining or preventing such infringement or passing off.

     15.6 The Licensee shall take such action in relation to the use of any of the System IPR as the Licensor may from time to time direct in order to make clear that the System IPR are the subject of patent, copyright or trade mark protection and belong to the Licensor.

     15.7 The Licensee shall not during or at any time after the expiry or termination of this Agreement in any way question or dispute the ownership by the Licensor or such other party of the System IPR.

     15.8 The Licensee undertakes to faithfully reproduce all copyright, trade marks and other legends as may appear in, on or in respect of the Products and/or the Software. Upon expiry or termination of this Agreement, the Licensee shall forthwith discontinue such the use of the System IPR without any right of compensation for such discontinuation.

     15.9 The Licensee shall not during or after the expiry or termination of this Agreement, without the prior written consent of the Licensor, use or adopt any name, trade name, trading style or commercial designation that includes or is similar to or may be mistaken for the whole or any part of any trade mark, trade name, trading style or commercial designation used by the Licensor.

16.  IMPROVEMENTS AND INNOVATIONS
     ----------------------------

     16.1 The Licensor agrees to make any improvements, additions or modifications of or to the System available to the Licensee without delay who shall when required by the Licensor introduce any such improvement, addition or modification at the time and in the manner specified by the Licensor in writing and the System shall thereupon be deemed to have been so varied.

     16.2 The Licensee will notify the Licensor of any improvements, additions or modifications of or to the System and the Licensor may introduce such improvements, additions or modifications without any obligation to make any payment therefor.

     16.3 The Licensee will not itself introduce any improvement, addition or modification of or to the System without the prior written consent of the Licensor so to do.

     16.4 In consideration of the Licensor providing on-going research and development facilities and commitment to the Licensee, the Licensee shall pay to the licensor an annual fee of $1,000,000 exclusive of all and any taxes, including without limitation, withholding taxes, value added tax and/or sales tax. Such fee to be paid in arrears on each anniversary of this Agreement. The fee shall be reviewed annually and shall be increased in line with any increase in the cost of research and development during the preceding year.

17.  LICENSOR'S LIABILITY
     --------------------

     17.2 The Licensor shall not be liable to the Licensee for any loss or damage whatsoever or howsoever caused arising directly or indirectly in connection with this Agreement, the Software, the Product or any other aspect of the System, its use, support or otherwise, except to the extent to which is unlawful to exclude such liability under the applicable law.

     17.2 Notwithstanding the generality of Clause 18.1 above, the Licensor expressly excludes liability for consequential loss or damage which may arise in respect of the Software, the Product, its use, the System or in respect of other equipment or property, or for loss of profit, business, revenue, goodwill or anticipated savings.

     17.3 In the event that any exclusion contained in this Agreement shall be held to be invalid for any reason and/or for the Licensor otherwise becomes liable for loss or damage that may lawfully be limited, such liability shall be limited such that the Licensor's liability in respect of any twelve month period shall not exceed $5,000,000 per annum.

     17.4 The Licensor does not exclude liability for death or personal injury to the extent only that the same arises as a result of the negligence of the Licensor, its employees, agents or authorised representatives.

     17.5 Subject to the limitation at clause 17.3, this clause 17 is to be read subject to the indemnity given at clause 15.1 above.

18.  ACCOUNTS AND RECORDS
     --------------------

     The Licensee shall:

     18.1 Maintain in a form approved by the Licensor full and accurate books of account and shall keep detailed management and accounting records including all supporting vouchers, invoices and delivery notes and shall permit the Licensor or its duly authorised agent on prior notice during business hours to inspect any such accounts and records and to take copies thereof at the expense of the Licensor;

     18.2 Duly prepare and promptly furnish to the Licensor all such other accounting and management information as the Licensor may from time to time require in the form specified by the Licensor;

     18.3 At the Licensee's expense in each accounting year during the Term have all such accounts and records audited by a qualified Chartered Accountant and to supply a full set of such audited accounts which shall include a balance sheet and profit and loss account to the Licensor within three months after the close of each such accounting year;

     18.4 Preserve all such accounts and records for not less than three years notwithstanding the expiry or termination of this Agreement;

     18.5 Permit auditors nominated by the Licensor to undertake such audits as the Licensor may consider on reasonable notice during normal business hours.

19.  TERMINATION
     -----------

     19.1 The Licensor may terminate this Agreement forthwith by giving notice in writing to the Licensee in any of the following events:

           19.1.1 if the Licensee shall at any time fail to pay any undisputed amounts due and payable to the Licensor hereunder within forty-five days of a notice in writing requesting such payment;

           19.1.2 if the Licensee shall breach the terms of this Agreement as regards the System IPR and fails to remedy (if remediable) such breach within 30 days of being made aware or having been notified by the Licensor of such breach (whichever is the earlier);

           19.1.3 if the Licensee shall purport to effect any assignment of any of the rights or licences herein granted other than in accordance with the terms hereof;

           19.1.4 if the Licensee otherwise neglects or fails to perform or observe any of the provisions of this Agreement or commits any breach of its obligations hereunder, which breach if remediable is not remedied to the satisfaction of the Licensor within thirty days of a notice in writing to the Licensee requesting its remedy.

     This Agreement shall automatically terminate without notice being given to the Licensee if the Licensee shall become insolvent by reason of its inability to pay its debts as they fall due or shall enter into liquidation whether voluntarily or compulsorily other than for the purposes of a reconstruction or amalgamation or shall make any arrangement or composition with its creditors or shall have a receiver appointed of all or any part of its assets or takes or suffers any similar action in consequence of a debt.

20.  CONSEQUENCES OF TERMINATION
     ---------------------------

     20.1 Upon the termination or expiration of this Agreement for any reason, the Licensee shall:

           20.1.1 immediately pay to the Licensor the full amount of all monies then or thereafter due together with any interest thereon up until the date of payment.

           20.1.2 immediately cease to operate the Business and to use the System or authorise any other person so to do and shall not thereafter hold itself out in any way as a Licensee of the Licensor and will refrain from any action that would or may indicate any relationship between it and the Licensor;

           20.1.3 immediately cease to use in any way whatsoever any and all of the System IPR or any of it and/or any other trade names, logos, devices, insignia, procedures or methods which are or may be associated with the Trade Marks or the System;

           20.1.4 return to the Licensor or otherwise dispose of or destroy as the Licensor shall direct all signs, advertising materials, stationery, invoices, forms, specifications, designs, records, data, samples, models, programmes and drawings pertaining to or concerning the Business or the System or bearing any of the System IPR;

           20.1.5 remove or permanently cover all signs or advertisements at its premises identifiable in any way with the Licensor and in the event of failure promptly so to do, to permit the authorised agents of the Licensor to enter on the premises for such purpose;

     20.2 The expiration or termination of this Agreement shall be without prejudice to the accrued rights of the parties and any provision hereof which relates to or governs the acts of the parties hereto subsequent to such expiry or termination hereof shall remain in full force and effect and shall be enforceable notwithstanding such expiry or termination.

21.  INDEMNITY
     ---------

     The Licensee hereby agrees fully and effectively to indemnify the Licensor on demand for and against all proceedings, costs, claims, damages and expenses of whatsoever nature howsoever suffered or incurred by the Licensor arising out of or by reason of:

     21.1 Any act or omission of the Licensee in operating or permitting others to operate the Business in the Territory;

     21.2 Any breach of or non-compliance with any of the terms of this Agreement by the Licensee;

22.  NO PARTNERSHIP OR AGENCY
     ------------------------

     The Licensee shall not pledge the credit of the Licensor nor represent itself as being the Licensor nor an agent, partner, or employee of the Licensor and shall not hold itself out as such nor as having any power or authority to incur any obligation of any nature express or implied on behalf of the Licensor and nothing in this Agreement shall operate so to constitute the Licensee an agent, partner, or employee of the Licensor.

23.  NO WARRANTIES WITHOUT AUTHORITY
     -------------------------------

     The Licensee shall not make or issue any statement, representation or claim and shall give no warranty to any person in respect of the Business, the Products or the System save such as are specifically authorised by the Licensor in writing.

24.  ASSIGNMENT BY LICENSOR
     ----------------------

     24. Subject as set out in clause 24.2, this Agreement and all the rights of the Licensor hereunder may be assigned, transferred or otherwise dealt with by the Licensor and shall enure to the benefit of the successors and assigns of the Licensor.

     24.2 Notwithstanding the above, either party (the "assignor") shall, with the consent of the other (not to be unreasonably withheld or delayed), be entitled to assign its respective rights herein to another company within its respective group, provided that the terms of such assignment shall provide that rights so assigned shall revert to the assignor immediately upon such company ceasing to be a member of the assignor's group. In this clause 24.2 a company in the assignor's group shall mean; the assignor's holding company; a subsidiary of the assignor's holding company; or a subsidiary of the assignor. Further, it is acknowledged (but not by way of limitation) that a party withholding consent to assign the rights as referenced above shall be acting reasonably, if such party determines that such assignment shall have materially adverse tax consequences upon it or any company within its group.

25.  RESERVATION OF RIGHTS
     ---------------------

     All rights and licences not specifically and expressly granted to and conferred upon the Licensee by this Agreement are for all purposes reserved to the Licensor.

26.  SEVERABILITY
     ------------

     26.1 Each of the restrictions and provisions contained in this Agreement and in each clause and sub-clause hereof shall be construed as independent of every other such restriction and provision to the effect that if any provision of this Agreement or the application of any provision to any person, firm or company or to any circumstances shall be determined to be invalid and unenforceable then, save as provided in Clause 27.2 below, such determination shall not affect any other provision of the Agreement or the application of such provision to any person, firm, company or circumstance all of which other provisions shall remain in full force and effect.

     26.2 In the event that any provision of this Agreement shall be held to be invalid or unenforceable by a court of law or other competent authority in a way which in the sole opinion of the Licensor materially adversely affects the interest of the Licensor, the Licensor may without liability terminate this Agreement by notice in writing to the Licensee to that effect and in such circumstances the provisions of Clause 21 above will apply.

27.  FORCE MAJEURE
     -------------

     Neither of the parties to this Agreement shall be responsible to the other party for any delay in performance or non-performance due to any causes beyond the reasonable control of the parties hereto, but the affected party shall promptly upon the occurrence of any such cause so inform the other party in writing, stating that such cause has delayed or prevented its performance hereunder and thereafter such party shall take all action within its power to comply with the terms of this Agreement as fully and promptly as possible.


28.  ESCROW
     ------

     Licensor and Licensee shall enter into a source code deposit agreement on the date of this Agreement (or as soon as reasonably practicable thereafter) in respect of the Software with the National Computer Centre in Manchester in the United Kingdom (the "NCC"). Such agreement shall be on NCC's standard terms. Licensor shall deposit all escrow materials required by such agreement pursuant to the terms thereof, and shall maintain and regularly update such materials. The foregoing obligation shall include, without limitation, an update of such materials whenever an update or new version is released. All costs and expenses associated with the source code deposit agreement shall be met by the Licensee.

29.  WAIVER
     ------

     29.1 No failure of either party to exercise any power given to it hereunder or to insist upon strict compliance by the other with any obligation or condition hereof and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of any of the party's rights hereunder.

     29.2 No waiver by either party of any particular default by the other shall affect or impair that party's rights in respect of any subsequent default of any kind by the other nor shall any delay or omission of either party to exercise any rights arising from any default affect or impair its rights in respect of the said default or any other default of the other hereunder. Subsequent acceptance by either party of any payments by the other shall not be deemed a waiver of any preceding breach by the other of any of the terms covenants or conditions of this Agreement.

30.  NOTICES
     -------

     Any notice required to be given hereunder by any party hereto shall be in writing sent by prepaid recorded delivery or registered post and shall be deemed effective if sent by post at the expiration of seventy-two hours after the same was posted whether or not received. Each of the parties hereto shall notify the other of any change of address within forty-eight hours of such change.

31.  ENTIRE AGREEMENT
     ----------------

     This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements in connection with the subject matter hereof. No director, employee or agent of either party is authorised to make any representation or warranty not contained in this Agreement and both parties acknowledges that they have not relied on any such oral or written representations. No variation or waiver of any of the provisions of this Agreement shall be binding unless in writing and signed by a duly authorised director or employee of the Licensor and the Licensee.

32.  APPLICABLE LAW
     --------------

     This Agreement and all rights and obligations of the parties hereto shall be governed and construed in accordance with the Law of England and the parties hereby submit to the non-exclusive jurisdiction of the English Courts.

33.  HEADINGS
     --------

     Any marginal notes and headings contained in this Agreement are for reference purposes only and do not form part of this Agreement and shall not be deemed to alter or affect the meaning of any of the provisions hereof.

SIGNED for and on behalf

of the Licensor by:-           _______________________


In the presence of:-           _______________________

Date:-                         _______________________

SIGNED for and on behalf

of the Licensee by:-           _______________________


In the presence of:-           _______________________

Date:-                         _______________________

              Exhibit B to Stock Purchase and Exchange Agreement
              --------------------------------------------------

                             EMPLOYMENT AGREEMENT
                             --------------------


     This Employment Agreement (this "Agreement"), effective on the date hereof, is entered into in Richardson, Texas by and between @TRACK Communications, Inc., a Delaware corporation, with its principal place of business located at 1155 Kas Drive, Suite 100, Richardson, Texas, 75081 ("Employer"), and _________, an individual residing ___________________ ("Executive").


     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Employer and Executive, intending to be legally bound, hereby agree as follows:



1.   Employment Relationship.  Employer hereby employs Executive, and Executive
     -----------------------
     hereby accepts such employment, upon the terms and conditions set forth in this Agreement. Such employment relationship shall continue for the stated term of this Agreement, as described in Paragraph 8 hereof, unless earlier terminated pursuant to Paragraph 5 hereof.


2.   Position and Responsibilities of Executive.  Executive shall be employed as
     ------------------------------------------
     _______ and ________ with job responsibilities related thereto, and such job responsibilities may be expanded at the sole discretion of the Chief Executive Officer and/or the Board of Directors of Employer. Executive shall report to the Chief Executive Officer and/or Board of Directors of Employer and shall devote such time, skill and attention to the business of Employer as shall be required for the efficient management thereof, and shall manage and supervise such business, and shall devote his full time best efforts to the faithful performance of his duties on behalf of Employer. If Executive is the Chief Executive Officer, such Executive shall report to the Board of Directors of the Company. Executive shall also perform such other duties, and may have job responsibilities and titles modified from time to time as may be requested by the Chief Executive Officer and/or the Board of Directors of Employer, provided such duties and job titles are generally consistent with the level of responsibility currently held by Executive. Executive's duties shall be performed at the Employer's corporate headquarters in Richardson, Texas. The location at which Executive performs his duties shall not be relocated more than 30 miles from Employer's corporate headquarters on the date hereof, without Executive's written consent, provided that the Executive may be required to travel and/or work from time to time on a non-permanent basis wherever the Employer shall reasonably require. Executive shall not engage in additional gainful employment of any kind or undertake any role or position, whether or not for compensation, with any competitor of Employer during the term of this Agreement without advance written approval of the Board of Directors of Employer.

3.   Compensation.  For all services rendered by Executive pursuant to this
     ------------
     Agreement, Employer shall pay to Executive, and Executive shall accept as full compensation hereunder the following:


     a.   Salary.  Executive shall receive a salary of $_______ per month
          ------
          payable by Employer in bi-monthly amounts in Richardson, Texas. Executive's salary shall be subject to all appropriate federal and state withholding taxes and shall be payable in accordance with the normal payroll procedures of Employer. Employer shall not reduce Executive's salary without Executive's written consent.


     b.   Benefits and Perquisites.  Executive shall be entitled to participate
          ------------------------
          in the Executive benefit plans provided by Employer for all employees generally, and for executive employees of Employer. Employer shall be entitled to change such plans from time to time, and the parties acknowledge that at the initial date of this Agreement the fringe benefits provided to Executive include a corporate 401(k) plan, health, dental, life, short and long-term disability insurance for the Executive, and reimbursement of certain expenses in accordance with the policies and procedures of Employer.


     c.   Discretionary Bonuses. The Board of Directors of Employer shall
          ---------------------
          establish a discretionary incentive bonus plan for Executive based on various targets and performance criteria to be established by the Board of Directors of Employer. The evaluation of the performance of Executive as measured by the applicable targets and the awarding of applicable bonuses, if any, shall be at the sole discretion of the Board of Directors of Employer. The maximum annual bonus which may be awarded to Executive shall be in the amount of ____ percent (__%) of Executive's annual base salary at each fiscal year end of Employer during the term of this Agreement, pro-rated for partial years. The annual discretionary bonus may be awarded in whole, in part, based on the level of incentive bonus plan performance criteria achieved by Executive, in the sole judgement of the Board of Directors of Employer. If Executive terminates this Agreement prior to the expiration of the initial two (2) year term or if Employer terminates this Agreement for Cause as per Paragraph 5(b), the Executive will not be paid any Discretionary Bonus, in whole or in part.


     d.   Stock Options.  From time to time, during the term of this Agreement,
          -------------
          Employer may, at its discretion, grant Executive stock options pursuant to, and subject to, the terms of the applicable award agreement and stock option plan. Employer and Executive acknowledge and agree that nothing herein shall affect any options granted to Executive under any Stock Option Agreement(s) previously executed pursuant to the terms and conditions of the HighwayMaster Communications, Inc.(f/k/a HM Holding Corporation) 1994 Stock Option Plan (the "Plan")(such previous option grants hereinafter referred to as "Previous Stock Option Grants").

4.   Protective Covenants.  Executive recognizes that his employment by Employer
     --------------------
     is one of the highest trust and confidence because (i) Executive has become and/or in the future will become fully familiar with all aspects of Employer's business during the period ofhisemployment with Employer, (ii) certain information of which Executive will gain knowledge during his employment by Employer is proprietary and confidential information and is of special and peculiar value to Employer, and (iii) if any such proprietary and confidential information were imparted to or became known by any person, including Executive, engaging in a business in competition with that of Employer, hardship, loss and irreparable injury and damage could result to Employer, the measurement of which would be difficult if not impossible to ascertain. Executive further acknowledges that Employer has developed unique skills, concepts, sales presentations, marketing programs, marketing strategy, business practices, methods of operation, pricing information, production cost information, trademarks, licenses, technical information, proprietary information, computer software programs, tapes and discs concerning its operations systems, customer lists, customer leads, documents identifying past, present and future customers, customer profile and preference data, hiring and training methods, investment policies, financial and other confidential and proprietary information concerning its operations and expansion plans ("Trade Secrets").
     Therefore, Executive agrees that it is necessary for Employer to protect its business and that of its affiliates from such damage, and Executive further agrees that the following covenants constitute a reasonable and appropriate means, consistent with the best interest of both Executive and Employer, to protect Employer or its affiliates against damage due to loss or disclosure of proprietary information or Trade Secrets and shall apply to and be binding upon Executive as provided herein:


     a.   Trade Secrets.  Executive recognizes that his position with Employer
          -------------
          is one of the highest trust and confidence by reason of Executive's access to and contact with certain Trade Secrets of Employer. Executive agrees and covenants that, except as may be required by Employer in connection with this Agreement, or with the prior written consent of Employer, Executive shall not, either during the term of this Agreement or at any time thereafter, directly or indirectly, use for Executive's own benefit or for the benefit of another, or disclose, disseminate, or distribute to another, except as directed by Employer or as required for the performance of Executive's duties on behalf of the Employer, any Trade Secret (whether or not acquired, learned, obtained, or developed by Executive alone or in conjunction with others) of Employer or of others with whom Employer has a business relationship. All Trade Secrets, and all memoranda, notes, records, drawings, documents, or other writings whatsoever made, compiled, acquired, or received by Executive at any time during his employment with Employer, including during the term of this Agreement, arising out of, in connection with, or related to any activity or business of Employer, including, but not limited to, the customers, suppliers, or others with whom Employer has a business relationship, the arrangements of Employer with such parties, and the pricing and expansion policies and strategy of Employer, are, and shall continue to be, the sole and exclusive property of Employer and shall, together with all copies thereof, any and all documents constituting or relating to Employer's proprietary information and Trade Secrets, and all advertising literature, be returned and delivered to Employer by Executive immediately, without demand, upon the termination of this Agreement, or at any time upon Employer's demand.


               Executive acknowledges that Employer would not employ Executive or provide Executive access to Employer's Trade Secrets and proprietary and confidential information but for Executive's covenants in this Paragraph 4.


               Executive represents and warrants that he is not bound by any agreement with any prior employer or other party that will be breached by execution and performance of this Agreement, or which would otherwise prevent him from performing his duties with Employer as set forth in this Agreement. Executive represents and warrants that he has not retained any copies of proprietary and confidential information of any prior employer, and he will not use or rely on any confidential and proprietary information of any prior employer in carrying out her duties for Employer.


     b.   Covenant Not to Compete. In consideration of the numerous mutual
          -----------------------
          promises contained in the Agreement between Employer and the Executive, including, without limitation, those involving access to Trade Secrets and confidential information and training, and in order to protect Employer's Trade Secrets and the confidential information and to reduce the likelihood of irreparable damage which would occur in the event such information is provided to or used by a competitor of Employer, Executive agrees that during his employment and for an additional period of twelve (12) months immediately following the voluntary or involuntary termination of his employment for any reason whatsoever (the "Non-Competition Term"), Executive will not, without the prior written consent of Employer (which consent may be withheld in its sole discretion), enter the employ of any person or entity, either directly or indirectly either as principal, agent, representative, shareholder (except owning publicly traded stock for investment purposes only in which Executive owns less than 5%) consultant, officer, business partner, associate, Executive or otherwise, with a place of business in the United States of America and/or Canada, which sells or offers to sell services and/or products which compete directly with the services and/or products offered or to be offered for sale by Employer.


               Executive hereby acknowledges that the geographic boundaries, scope of prohibited activities and the time duration of the provisions of this Section 4 are reasonable and are no broader than are necessary to protect the legitimate business interests of the Employer.


          The Employer and Executive agree and stipulate that the agreements and covenants not to compete contained in Paragraph 4 hereof are fair and reasonable in light of all of the facts and circumstances of the relationship between Executive and Employer; however, Executive and Employer are aware that in certain circumstances courts have refused to enforce certain provisions of agreements not to compete. Therefore, in furtherance of, and not in derogation of the provisions of Paragraph 4, Employer and Executive agree that in the event a court should decline to enforce the provisions of Paragraph 4, that Paragraph 4 shall be deemed to be modified or reformed to restrict Executive's competition with Employer or its affiliates to the maximum extent, as to time, geography and business scope, which the court shall find enforceable; provided, however, in no event shall the provisions of Paragraph 4 be deemed to be more restrictive to Executive than those contained herein.

     c.   Non-Solicitation Executive agrees that during his employment, and for
          -----------------
          a period of twelve (12) months following the termination of his employment for any reason whatsoever, that neither he nor any individual, partner(s), limited partnership, corporation or other entity or business with which he is in any way affiliated, including, without limitation, any partner, limited partner, director, officer, shareholder, Executive, or agent of any such entity or business, will
          (i) request, induce or attempt to influence, directly or indirectly, any employee of Employer to terminate their employment with Employer or (ii) employ any person who as of the date of this Agreement was, or after such date, is an employee of Employer. Executive further agrees that during the period beginning with the commencement of Executive's employment with Employer and ending twelve (12) months after the termination of Executive's employment with Employer for any reason whatsoever, he shall not, directly or indirectly, as an Executive, agent, consultant, stockholder, director, partner or in any other individual or representative capacity of Employer or of any other person, entity or business, solicit or encourage any present or future customer, supplier, contractor, partner or investor of the Employer to terminate or otherwise alter his, her or its relationship with Employer.


     d.   Work Product.  For purposes of this Paragraph 4, "Work Product" shall
          ------------
          mean all intellectual property rights, including all trade secrets, U.S. and international copyrights, patentable inventions, discoveries and other intellectual property rights in any programming, design, documentation, technology, or other work product that is created in connection with Executive's work. In addition, all rights in any preexisting programming, design, documentation, technology, or other Work Product provided to Employer during Executive's employment shall automatically become part of the Work Product hereunder, whether or not it arises specifically out of my "Work." For purposes of this Agreement, "Work" shall mean (1) any direct assignments and required performance by or for the Employer, and (2) any other productive output that relates to the business of the Employer and is produced during the course of Executive's employment or engagement by Employer. For this purpose, Work may be considered present even after normal working hours, away from Employer's premises, on an unsupervised basis, alone or with others. Unless otherwise approved in writing by the Board of Directors of Employer, this Agreement shall apply to all Work

          Product created in connection with all Work conducted before or after the date of this Agreement.

          Employer shall own all rights in the Work Product. To this end, all Work Product shall be considered work made for hire for Employer. If any of the Work Product may not, by operation of law or agreement, be considered Work made by Executive for hire for the Employer (or if ownership of all rights therein do not otherwise vest exclusively in the Employer immediately), Executive agrees to assign, and upon creation thereof does hereby automatically assign, with further consideration, the ownership thereof to the Employer. Executive hereby irrevocably relinquishes for the benefit of Employer and its assigns any moral rights in the Work Product recognized by applicable law. Employer shall have the right to obtain and hold, in whatever name or capacity it selects, copyrights, registrations, and any other protection available in the Work Product.

          Executive agrees to perform upon the request of Employer, during or after Executive's Work or employment, such further acts as may be necessary or desirable to transfer, perfect, and defend the Employer's ownership of the Work Product, including by (1) executing, acknowledging, and delivering any requested affidavits and documents of assignment and conveyance, (2) obtaining and/or aiding in the enforcement of copyrights, trade secrets, and (if applicable) patents with respect to the Work Product in any countries, and (3) providing testimony in connection with any proceeding affecting the rights of the Employer in any Work Product.

          Executive warrants that Executive's Work for Employer does not and will not in any way conflict with any remaining obligations Executive may have with any prior employer or contractor. Executive also agrees to develop all Work Product in a manner that avoids even the appearance of infringement of any third party's intellectual property rights.

     e.   Survival of Covenants.  Each covenant of Executive set forth in this
          ---------------------
          Paragraph 4 shall survive the termination of this Agreement and shall be construed as an agreement independent of any other provision of this Agreement, and the existence of any claim or cause of action of Executive against Employer whether predicated on this Agreement or otherwise shall not constitute a defense to the enforcement by Employer of said covenant. No modification or waiver of any covenant contained in Paragraph 4 shall be valid unless such waiver or modification is approved in writing by the Board of Directors of Employer.

     f.   Remedies.  In the event of breach or threatened breach by Executive of
          --------
          any provision of this Paragraph 4, Employer shall be entitled to relief by temporary restraining order, temporary injunction, or permanent injunction or otherwise, in addition to other legal and equitable relief to which it may be entitled, including any and all monetary damages which Employer may incur as a result of said breach, violation or threatened breach or violation. Employer may pursue any remedy available to it concurrently or consecutively in any order as to any breach, violation, or threatened breach or violation, and the pursuit of one of such remedies at any time will not be deemed an election of remedies or waiver of the right to pursue any other of such remedies as to such breach, violation, or threatened breach or violation, or as to any other breach, violation, or threatened breach or violation.

               Executive hereby acknowledges that Executive's agreement to be bound by the protective covenants set forth in this Paragraph 4 was a material inducement for Employer entering into this Agreement, agreeing to pay Executive the compensation and benefits set forth herein, and providing Executive access to Employer's Trade Secrets and other confidential information.

5.   Termination. The employment relationship between Executive and Employer
     -----------
     created hereunder shall terminate before the expiration of the stated term of this Agreement upon the occurrence of any one of the following events:

     a.   Death or Permanent Disability.  The employment relationship shall be
          -----------------------------
          terminated effective on the death or permanent disability of the Executive. However, Executive shall be entitled to leaves of absence from the Company in accordance with the policy of the Company generally applicable to executives for illness or temporary disabilities for a period or periods not exceeding six (6) months in any calendar year, and his status as an Executive shall continue during such periods. However, if the Executive qualifies for short term disability payments under Employer's standard short term disability plan during such leave, Executive shall apply to receive such short term disability payments. Employer shall supplement such short term disability payments during the first three (3) months of any such six (6) month period so that Executive receives such monthly amounts when combined with the short term disability payments to equal Executive's monthly compensation as set forth in paragraph 3(a) of this Agreement. However, during the last three (3) months of any such six (6) month period, Executive shall accept payments under Employer's standard short term disability plan in lieu of any salary payments set forth in Section 3(a) above. If Executive is incapacitated due to physical or mental illness and such incapacity prevents Executive from satisfactorily performing his duties for the Company on a full time basis for six (6) months or more during a single fiscal year, Executive shall be deemed to have experienced a permanent disability and the Company may terminate this Agreement upon thirty (30) days written notice. In the event that Employer terminates this Agreement on the basis of the Executive's permanent disability, the Executive shall be entitled to a cash payment equal to the Executive's annual salary as of the date of termination. The Company shall make such payment within thirty (30) days of such termination.

     b.   Termination for Cause. The following events, which for purposes of
          ---------------------
          this

          Agreement shall constitute "cause" for termination:

          i. Any act of fraud, misappropriation or embezzlement by Executive with respect to any aspect of Employer's business;

          ii. The breach by Executive of any provision of Paragraphs 1, 2 or 4 (including but not limited to a refusal to follow lawful directives of the Board of Directors of Employer or their designees which are not inconsistent with the duties of Executive's position and the provisions of this Agreement) of this Agreement;


          iii. The conviction of Executive by a court of competent jurisdiction of a felony or of a crime involving moral turpitude;

          iv. The intentional and material breach by the Executive of any non-disclosure or non-competition/non-solicitation provision of any agreement to which the Executive and Employer or any of its subsidiaries are parties; or

          v. The intentional and continual failure by the Executive to perform in all material respects his duties and responsibilities (other than as a result of death or disability) and the failure of the Executive to cure the same in all material respects within thirty
               (30) days after written notice thereof from Employer;

          vi. The illegal use of drugs by Executive during the term of this Agreement that, in the determination of the Board of Directors of Employer, substantially interferes with Executive's performance of his duties hereunder;

          vii. acceptance of employment with any other employer except upon written permission of the Board of Directors of Employer.


     c.   Termination by Employer with Notice.  Employer may terminate this
          -----------------------------------
          Agreement without cause at any time upon thirty (30) days written notice to Executive, during which period Executive shall not be required to perform any services for Employer other than to assist Employer in training his successor and generally preparing for an orderly transition; PROVIDED, HOWEVER, that Executive shall be entitled to compensation upon such termination as provided in Paragraph 6(a), (b), (c) and (d) below.

6.   Compensation Upon Termination.  Upon the termination of Executive's
     -----------------------------
     employment under this Agreement before the expiration of the stated term hereof for any reason, Executive shall be entitled to:

     a. the salary earned by him before the effective date of termination as provided in Paragraph 3(a) hereof (including salary payable during any applicable notice period), prorated on the basis of the number of full days of service rendered by Executive during the salary payment period to the effective date of termination;

     b.   any accrued, but unpaid, vacation benefits; and

     c.   any previously authorized but unreimbursed business expenses.

          If Executive's employment hereunder terminates because of the death or permanent disability of Executive, all amounts that may be due to her under this Paragraph 6 or Paragraph 5(a) shall be paid to him or his administrators, personal representatives, heirs and legatees, as may be appropriate.

     d.   Additional Compensation and Benefits Upon Termination Without Cause.
          -------------------------------------------------------------------
          If Executive's employment hereunder terminates without cause pursuant to Paragraph 5(c) above, Employer shall provide to Executive in addition to the amounts set forth in Subparagraphs 6(a), 6(b) and 6(c) above:

          i. a cash payment equal to monthly salary payments for the duration of the Initial Term of this Agreement or any Renewal Term as set forth in Paragraph 8 below when and as such salary payments would have been come due had the Employee's employment not have been terminated; provided, however, that such payment shall under no circumstances be less than an amount equal to six (6) months of monthly salary for such employee.

          ii. continued medical insurance benefits, at Employer's expense, for a period of twelve (12) months.

          The Employer shall pay the severance amounts referenced in this Paragraph 6(d) within thirty (30) days of the date of termination. Such payments shall be subject to the "gross up" provisions of Annex A hereto. Executive shall have no obligation to mitigate any severance obligation of Employer under this Agreement by seeking new employment. Employer shall not be entitled to set off or reduce any severance payments owed to Executive under this Agreement by the amount of earnings or benefits received by Executive in future employment. The provisions of Paragraphs 4, 5 and 6 hereof shall survive the termination of the employment relationship hereunder and this Agreement.

7.   Compensation Upon Change in Control.
     -----------------------------------

     a.   For purposes of the Agreement, "Change of Control" means the
                                         -------------------
          occurrence of any of the following events:

          i. any "person" or "group" as such terms are used under Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than Employer or a current shareholder or option holder, any trustee or any other fiduciary holding securities under an Executive benefit plan of Employer, or any corporation owned, directly or indirectly, by the stockholders of Employer in substantially the same proportions as their ownership of Common Stock of Employer, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
                Act), of securities of Employer representing thirty-five percent (35%) or more of the combined voting power of Employer's voting securities then-outstanding;

          ii. during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Employer cease for any reason to constitute a majority thereof (unless the election, or nomination for election by Employer's stockholders, of such director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved);

          iii. Employer completes a merger or consolidation of Employer with another corporation, other than (A) a merger or consolidation which would result in the voting securities of Employer outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of Employer or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of Employer (or similar transaction) in which no "person" (as herein above defined), excluding a current shareholder or option holder, acquires more than thirty percent (35%) of the combined voting power of Employer's then-outstanding voting securities; or

          iv. the stockholders of Employer approve a plan of complete liquidation of Employer or any agreement for the sale or disposition by Employer of all or substantially all of Employer's assets.

     b.   For purposes of this Agreement, "Good Reason" means the occurrence of
                                          -------------
          any of the following events:

          i. the reduction of the Executive's job title, position or responsibilities without the Executive's prior written consent;

          ii. the change of the location where the Executive is based to a location which is more than fifty (50) miles from his present location without the Executive's prior written consent; or

          iii. any reduction of the Executive's annual base salary and bonus from the highest annual base salary and bonus actually paid to Executive during the two (2) years immediately preceding the Change of Control.

          Executive shall give Employer fifteen (15) business days notice of an intent terminate this Agreement for "Good Reason" as defined in this Paragraph 7, and provide the Employer with ten (10) business days after receipt of such notice from Executive to remedy the alleged violation of subparagraphs 7(b)(i)(ii), or (iii).

     c.   Benefits Upon Change in Control.
          -------------------------------

          i.    Severance Benefits.  If the Executive's employment with
                ------------------
                Employer is terminated (i) by Employer (or by the acquiring or successor business entity following a Change of Control) other than for Cause or death, or (ii) by the Executive for Good Reason, in either event within a period beginning one hundred and eighty (180) days before, and ending two (2) years after, the date of a Change of Control (the "Change Period"), the Executive shall receive a cash severance benefit in an amount equal to the sum of:

               (1) 200% of the Executive's highest annual cash base salary in effect within two (2) years immediately preceding the Change of Control; plus

               (2) the greater of: a) the average of the Executive's annual bonuses paid for the two (2) calendar years immediately preceding the Change of Control or b) $35,000.

               In addition, for eighteen (18) months following the date of termination of the Executive's employment in circumstances in which a severance payment is due hereunder, Employer shall provide the Executive, at Employer's expense, health and other welfare benefits that are not less favorable to the Executive than those to which he was entitled immediately prior to the Change in Control. Provided however, Employer shall have no obligation to provide Executive with any compensation under this Paragraph 7 if Executive is in breach or violation of any of the covenants contained in Paragraph 4, which are applicable to the Executive at the time of the severance payment.

          ii.  Form of Payment. The amount of the severance benefit provided in
               ---------------
               Paragraph 7(c)(i) hereof shall be paid to Executive thirty (30) days after termination.

          iii. Gross-Up Payments.  Anything in this Agreement to the contrary
               -----------------
               notwithstanding, in the event that a severance payment is made under this Agreement and it shall be determined (as hereafter provided) that any payment (other than the Gross-Up Payments provided for herein) or distribution by Employer or any of its affiliates to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, or the lapse or termination of any restriction on, or the vesting or exercisability of any of the foregoing (a "Payment"), excluding, however, any stock option or right in respect of restricted stock, would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any successor provision thereto), by reason of being considered "contingent on a change in ownership or control" of Employer, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment or payments (collectively, a "Gross-Up Payment"); provided, however, that no Gross-Up Payment shall be
                          ------------------
               made with respect to the Excise Tax, if any, imposed upon (i) any stock option, including without limitation any incentive stock option, as defined by Section 422 of the Code ("ISO") granted prior to the execution of this Agreement or (ii) any stock appreciation or similar right, whether or not limited, granted in tandem with an ISO described in clause (i). The Gross-Up Payment shall be in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including an Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment. The procedural provisions relating to Gross-Up Payments set forth in Annex A hereto are hereby incorporated herein by this reference.

     d.   No Mitigation or Offset.  The Executive shall not be required to
          -----------------------
          mitigate the amount of any payment provided for in this Paragraph 7 of this Agreement by seeking other employment or otherwise. Employer shall not be entitled to set off or reduce any severance payments owed to Executive under Paragraph 7 by the amount of earnings or benefits received by Executive in future employment.

     e.   Transaction Exclusion.  Employer and Executive agree that the
          ---------------------
          provisions of this Paragraph 7 shall not apply to the @Track Communications, Inc. and Minor Planet transaction of _________, 2001.

8.   Term.  This Agreement shall be binding and enforceable against Employer and
     ----
     Executive immediately upon its execution by both such parties. The stated term of this Agreement and the employment relationship created hereunder shall begin on _________, 2001 (with Executive to be bound by confidentiality and other provisions set forth in Paragraph 4 herein to the extent confidential information is provided to Executive prior to such date), and shall remain in effect for two (2) years thereafter, unless sooner terminated in accordance with Paragraph 5 hereof. This Agreement shall be deemed to be renewed for a month-to-month term after its initial term ("Renewal Term"), unless the parties execute an express written renewal agreement which specifies a different term or either party exercises its right to terminate the Agreement pursuant to the provisions herein.

     a. Notwithstanding any provision of this Agreement to the contrary, the parties' respective rights and obligations under Paragraphs 3, 4, 6 and 7 shall survive any termination or expiration of this Agreement or the termination of the Executive's employment for any reason whatsoever.

9.   Remedies. Each of the parties to this Agreement will be entitled to enforce
     --------
     its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. Notwithstanding Paragraph 10 below, the parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

10.  Arbitration.  Except as Provided in Paragraph 9 above, any controversy or
     -----------
     claim arising out of or relating to this Agreement or relating to Executive's rights, compensation and responsibilities as an Executive shall be determined by arbitration in Dallas County, Texas in accordance with the rules of the American Arbitration Association then in effect. The arbitration shall be submitted to a single arbitrator selected in accordance with the American Arbitration Association's procedures then in effect for the selection of employment arbitrators. The parties shall split the cost of the arbitrator. The arbitrator shall have the authority to award any remedy that could be awarded by a court of competent jurisdiction. This Paragraph 10 shall survive termination of this Agreement for any reason.

11.  Assignment.  This Agreement is personal to Executive and may not be
     ----------
     assigned in any way by Executive without the prior written consent of Employer. This Agreement shall not be assignable or delegable by Employer, other than to an affiliate of Employer; provided, however, that in the event of the acquisition, merger or consolidation of Employer, the obligations of Employer hereunder shall be binding upon the surviving or resulting entity of such acquisition, merger or consolidation. The rights and obligations under this Agreement shall inure to the benefit of and shall be binding upon the heirs, legatees, administrators and personal representatives of Executive and upon the successors, representatives and assigns of Employer.

12.  Severability and Reformation. The parties hereto intend all provisions of
     ----------------------------
     this Agreement to be enforced to the fullest extent permitted by law. If, however, any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

13.  Notices. All notices and other communications required or permitted to be
     -------
     given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

          If to Employer:     J. Raymond Bilbao
                              General Counsel & Secretary
                              1155 Kas Drive, Suite 100
                              Richardson, Texas  75081

          If to Executive:

     Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of notice so given by overnight delivery service, on the date of actual delivery and, in the case of notice so given by cable, telegram, facsimile transmission, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.

14.  Further Actions.  Whether or not specifically required under the terms of
     ---------------
     this Agreement, each party hereto shall execute and deliver such documents and take such further actions as shall be necessary in order for such party to perform all of his or its obligations specified herein or reasonably implied from the terms hereof.

15.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
     -------------
     ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS (RULES) OR CHOICE OF LAWS (RULES) THEREOF.

16.  Entire Agreement and Amendment.  This Agreement contains the entire
     ------------------------------
     understanding and agreement between the parties, and supersedes any other agreement between Executive and Employer, whether oral or in writing, with respect to the subject matter hereof, except that nothing herein shall affect the rights of Executive and Employer under the HighwayMaster Communications, Inc. (f/k/a HM Holding Corporation) 1994 Stock Option Plan or any Stock Option Agreements executed pursuant to that Plan. This Agreement may not be altered, amended, or rescinded, nor may any of its provisions be waived, except by an instrument in writing signed by both parties hereto or, in the case of an asserted waiver, by the party against whom the waiver is sought to be enforced. Any modification of this Agreement may only be signed on behalf of Employer by the General Counsel and Secretary of Employer and approved by the Board of Directors of Employer.

17.  Counterparts.  This Agreement may be executed in counterparts, with the
     ------------
     same effect as if both parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

EMPLOYER:

@TRACK COMMUNICATIONS, INC.

By:  ______________________________
     J. RAYMOND BILBAO,
     General Counsel & Secretary

EXECUTIVE:

___________________________________

                                    Annex A
                                    -------

                    GROSS-UP PAYMENT PROCEDURAL PROVISIONS

     (a) Subject to the provision of Paragraph (e) hereof, all determinations required to be made under Paragraph 6 of the Agreement, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid by Employer to the Executive and the amount of such Gross-Up Payment, if any, shall be made by a Top 5 accounting firm (the "Accounting Firm") selected by the Executive in her sole discretion. The Executive shall direct the Accounting Firm to submit its determination and detailed supporting calculations to both Employer and the Executive within thirty (30) calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by Employer or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, Employer shall pay the required Gross-Up Payment to the Executive within fifteen (15) business days after receipt of such determination and calculations with respect to any Payment to the Executive. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall, at the same time as it makes such determination, furnish Employer and the Executive an opinion that the Executive has substantial authority not to report any Excise Tax on her federal, state or local income or other tax return. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which shall not have been made by Employer should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that Employer exhausts or fails to pursue its remedies pursuant to Paragraph (e) hereof and the Executive thereafter is required to make a payment of any Excise Tax, the Executive shall direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both Employer and the Executive as promptly as possible. Any such Underpayment shall be promptly paid by Employer to, or for the benefit of, the Executive within fifteen (15) business days after receipt of such determination and calculations.

          (b) Employer and the Executive shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of Employer or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by Paragraph (a) hereof. Any determination by the Accounting Firm as to the amount of the Gross-Up Payment shall be binding upon Employer and the Executive.

          (c) The federal, state and local income or other tax returns filed by the Executive shall be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive shall make proper payment of the amount of any Excise Payment, and at the request of Employer, provide to Employer true and correct copies (with any amendments) of her federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by Employer, evidencing such payment. If prior to the filing of the Executive's federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive shall within fifteen (15) business days pay to Employer the amount of such deduction.

          (d) The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by Paragraph
(a) hereof shall be paid by Employer. If such fees and expenses are initially paid by the Executive, Employer shall reimburse the Executive the full amount of such fees and expenses within fifteen (15) business days after receipt from the Executive of a statement therefor and reasonable evidence of her payment thereof.

          (e) The Executive shall notify Employer in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by Employer of a Gross-Up Payment. Such notification shall be given as promptly as practicable but no later than ten (10) business days after the E xecutive actually receives notice of such claim and the Executive shall further apprise Employer of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive shall not pay such claim prior to the earlier of (i) the expiration of the thirty (30) calendar-day period following the date on which he gives such notice to Employer and (ii) the date that any payment of amount with respect to such claim is due. If Employer notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

          (i) provide Employer with any written records or documents in her possession relating to such claim reasonably requested by Employer;

          (ii) take such action in connection with contesting such claim as Employer shall reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by Employer;

          (iii) cooperate with Employer in good faith in order effectively to contest such claim, and

          (iv) permit Employer to participate in any proceedings relating to such claim;

provided, however, that Employer shall bear and pay directly all costs and
------------------
expenses (including interest and penalties) incurred in connection with such contest and shall indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this Paragraph (e), Employer shall control all proceedings taken in connection with the contest of any claim contemplated by this Paragraph (e) and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at her own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as Employer shall determine; provided, however, that if Employer directs the Executive to pay the
           --------  -------
tax claimed and sue for a refund, Employer shall advance the amount of such payment to the Executive on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income or other tax, including interest or penalties with respect thereto, imposed with respect to such advance; and provided further, however, that any extension of
                             -------------------------
the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, Employer's control of any such contested claim shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

          (f) If, after the receipt by the Executive of an amount advanced by Employer pursuant to Paragraph (e) hereof, the Executive receives any refund with respect to such claim, the Executive shall (subject to Employer's complying with the requirements of Paragraph (e) hereof) promptly pay to Employer the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by Employer pursuant to Paragraph (e) hereof, a determination is made that the Executive shall not be entitled to any refund with respect to such claim and Employer does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of thirty (30) calendar days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of any such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by Employer to the Executive pursuant to this Paragraph 7(c)(iii) of the Agreement.

___________________

              Exhibit C to Stock Purchase and Exchange Agreement
              --------------------------------------------------

                         REGISTRATION RIGHTS AGREEMENT

                                by and between

                         @TRACK COMMUNICATIONS, INC.,

                           MINORPLANET SYSTEMS PLC,

                                    and the

                          OTHER HOLDERS PARTY HERETO



                         Dated as of __________, 2001

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of
                                                    ---------
__________, 2001 and is by and between @TRACK COMMUNICATIONS, INC., a Delaware corporation (the "Company"), MINORPLANET SYSTEMS PLC, a United Kingdom public
                  -------
limited corporation (referred to herein as "Buyer" or "Initial Securities
                                            -----      ------------------
Holder") and  the Other Holders (as defined herein).

          WHEREAS, the Company, Buyer and Mackay Shields LLC are concurrently with the execution of this Agreement consummating the transactions contemplated by that certain Stock Purchase and Exchange Agreement, dated February 12, 2001 (the "Stock Purchase Agreement"), providing for, among other things, the receipt
      ------------------------
by Buyer of 150,000,000 newly issued shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") to be issued to Buyer, and newly
                            ------------
issued shares of Common Stock to be issued to the Other Holders, all in accordance with the terms and transactions contemplated by the Stock Purchase Agreement;

          WHEREAS, the transactions contemplated by the Stock Purchase Agreement are to be consummated at the closing ( the "Closing");
                                            -------

          WHEREAS, in connection with the Stock Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

     SECTION 1. DEFINITIONS.
                -----------

          1.1  Defined Terms. (a) As used in this Agreement, the following terms
               -------------
shall have the following meanings:

          "Agreement" shall mean this Registration Rights Agreement, as it may
           ---------
be amended, supplemented or otherwise modified from time to time.

          "Buyer" shall have the meaning assigned to such term in the Preamble.
           -----

          "Closing" shall have the meaning assigned to such term in the
           -------
Recitals.

          "Closing Date" shall mean the date on which the Closing occurs.
           ------------

          "Commission" shall mean the United States Securities and Exchange
           ----------
Commission or any successor thereto.

          "Common Stock" shall have the meaning assigned to such term in the
           ------------
Recitals and shall also include (a) any securities issued as a dividend or distribution on such shares of Common Stock, and (b) any securities into which such Common Stock is converted in any merger, consolidation, reclassification, exchange transaction or any such similar transaction.

          "Company" shall have the meaning assigned to such term in the
           -------
Preamble.

          "Company Public Sale Event" shall mean any sale by the Company of
           -------------------------
Common Stock for its own account as contemplated by subsection 4.1 pursuant to an effective Registration Statement filed by the Company, filed on Form S-1 or any other form for the general registration of securities with the Commission (other than a Registration Statement filed by the Company on either Form S-4 or Form S-8 or any registration in connection with a standby underwriting in connection with the redemption of outstanding convertible securities).

          "Company Sale Notice" shall mean a Notice of Offering pursuant to
           -------------------
Subsection 4.1 from the Company to each Security Holder stating that the Company proposes to effect a Company Public Sale Event.

          "Demand Registration" shall have the meaning ascribed to such term in
           -------------------
Section 3.2(a).

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, and any rules and regulations promulgated thereunder, and any successor federal statute, rules or regulations.

          "Form S-1" shall mean such form of registration statement under the
           --------
Securities Act as in effect on the date hereof or any successor form thereto.

          "Form S-3" shall mean such form of registration statement under the
           --------
Securities Act as in effect on the date hereof or any successor form thereto.

          "Form S-4" shall mean such form of registration statement under the
           --------
Securities Act as in effect on the date hereof or any successor form thereto.

          "Form S-8" shall mean such form of registration statement under the
           --------
Securities Act as in effect on the date hereof or any successor form thereto.

          "Initial Exchange Shares" shall mean the newly issued shares of Common
           -----------------------
Stock issued by the Company to the Other Holders pursuant to the terms of the Letters of Transmittal.

          "Initial Purchase Shares" shall mean the aggregate of 150,000,000
           -----------------------
newly issued shares of Common Stock issued by the Company to the Buyer pursuant to the terms of the Stock Purchase Agreement at the Closing.

          "Initial Securities Holder" shall have the meaning assigned to such
           -------------------------
term in the Preamble.

          "Letters of Transmittal" shall mean the transmittal letters by the
           ----------------------
holders of the 13 3/4% Senior Notes due 2005, Series A, and 13 3/4% Senior Notes due 2005, Series B to the Company pursuant to the exchange offer contemplated by the Stock Purchase Agreement.

          "Losses" shall have the meaning given thereto in Section 6.7(a)(i).
           ------

          "NASD" shall mean the National Association of Securities Dealers, Inc.
           ----
or any successor thereto.

          "Notice of Offering" shall mean a written notice with respect to (a) a
           ------------------
proposed Shelf Demand Registration, (b) a proposed Demand Registration, or (c) a Company Public Sale Event, in each case setting forth (i) the expected maximum and minimum number of shares of Registrable Common or Common Stock, as the case may be, proposed to be offered and sold, (ii) the lead managing underwriter, if applicable or selected and (iii) the proposed method of distribution and the expected timing of the offering.

          "Other Holders" shall mean the Persons who execute and deliver the Letters of Transmittal tendering the 13 3/4% Senior Notes due 2005, Series A, and 13 3/4% Senior Notes due 2005, Series B in exchange for newly issued Common Stock of the Company; it being agreed that such Persons shall be deemed to be signatories to this Agreement upon execution and delivery of the Letters of Transmittal and the consummation of the transactions contemplated thereby.

          "Person" shall mean an individual, partnership, corporation, limited
           ------
liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          "Piggybacking Securities Holders" shall mean Securities Holders
           -------------------------------
selling Registrable Common in connection with a Company Public Sale Event pursuant to subsection 4.3.

          "Preliminary Prospectus" shall mean each preliminary prospectus
           ----------------------
included in a Registration Statement or in any amendment thereto prior to the date on which such Registration Statement is declared effective under the Securities Act, including any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act.

          "Prospectus" shall mean each prospectus included in a Registration
           ----------
Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in accordance with Rule 430A), together with any supplement thereto, and any material incorporated by reference into such Prospectus, all as filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b) under the Securities Act.

          "Public Sale Event" shall mean a Shelf Demand Registration, Demand
           -----------------
Registration, or a Company Public Sale Event, as the case may be.

          "Purchase Agreement" shall mean any written agreement entered into by
           ------------------
any Securities Holder providing for the sale of Registrable Common in the manner contemplated by a related Registration Statement, including the sale thereof to an underwriter for an offering to the public.

          "Registrable Common" shall mean (a) the Initial Purchase Shares, (b)
           ------------------
the Initial Exchange Shares and (c) any other securities issued as (or issuable upon the conversion or exercise of any warrant, right, option or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Initial Purchase Shares or the Initial Exchange Shares; provided, however, that
                                                        --------  -------
any such Registrable Common shall cease to be Registrable Common when (i) a Registration Statement with respect to the sale of such Registrable Common has been declared effective under the Securities Act and such securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such shares are disposed of pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act, (iii) such Registrable Common shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company and they may be resold without subsequent registration or qualification under the Securities Act or any state securities laws then in force, or (iv) such securities shall cease to be outstanding; provided, however, that any securities that have ceased to be
             --------  -------
Registrable Common cannot thereafter become Registrable Common, and any security that is issued or distributed in respect to securities that have ceased to be Registrable Common shall not be Registrable Common.

          "Registration" shall mean a registration of securities pursuant to the
           ------------
Securities Act.

          "Registration Statement" shall mean any registration statement
           ----------------------
(including the Preliminary, the Prospectus, any amendments (including any post-effective amendments) thereof, any supplements and all exhibits thereto and any documents incorporated therein by reference pursuant to the rules and regulations of the Commission), filed by the Company with the Commission under the Securities Act in connection with any Public Sale Event.

          "Responsible Officer" shall mean, as to the Company, the chief
           -------------------
executive officer, the president, the chief financial officer or any executive or senior vice president of the Company.

          "Rule 144" shall mean Rule 144 promulgated by the Commission under the
           --------
Securities Act, or any successor to such Rule.

          "Rule 415" shall mean Rule 415 promulgated by the Commission under the
           --------
Securities Act, or any successor to such Rule.

          "Rule 424" shall mean Rule 424 promulgated by the Commission under the
           --------
Securities Act, or any successor to such Rule.

          "Rule 430A" shall mean Rule 430A promulgated by the Commission under
           ---------
the Securities Act, or any successor to such Rule.

          "Sale Event" shall mean any sale by the Company of Common Stock
           ----------
pursuant to a Company Public Sale Event or any sale by any Securities Holder of Registrable Common pursuant to a Public Sale Event.

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and any rules and regulations promulgated thereunder and, any successor federal statutes, rules or regulations.

          "Securities Holder" or "Securities Holders" shall mean the Initial
           -----------------      ------------------
Securities Holder, the Other Holders and any transferee thereof to whom the rights and obligations of a Securities Holder are transferred pursuant to subsection 6.8.

          "Securities Holders' Counsel" shall mean the law firm appointed by
           ---------------------------
Securities Holders owning a majority of the Registrable Common held by Securities Holders at the time of such appointment representing all of the Securities Holders with respect to a proposed offering under this Agreement, at the expense of the Company.

          "Shelf Demand Registration" shall have the meaning assigned to such
           -------------------------
term in subsection 2.2.

          "Shelf Registration Statement" shall have the meaning assigned to such
           ----------------------------
term in subsection 2.1.

          "Shelf Shares" shall have the meaning assigned to such term in
           ------------
subsection 2.1.

          "Stock Purchase Agreement" shall have the meaning assigned to such
           ------------------------
term in the Recitals.

          "Termination Date" shall mean the later of the respective dates on
           ----------------
which the Company has no further obligation under the terms of this Agreement to file or keep effective the Registration Statement.

          (b) The words "hereof, "herein' and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, references to sections, subsections, schedules and exhibits are references to such in this Agreement.

     SECTION 2. SHELF REGISTRATION.

          2.1  Shelf Registration. The Company agrees that, as promptly as
               ------------------
practical after the date hereof, and in any event no later than 90 days after the date hereof, the Company shall use its best efforts to prepare and file with the Commission a "shelf" Registration Statement on Form S-1 or Form S-3 for an offering to be made on a continuous basis pursuant to Rule 415 (or any successor rule) (the "Shelf Registration Statement") covering all of the (x) Initial
            ----------------------------
Exchange Shares and (y) nine percent (9%) of the Initial Purchase Shares (collectively, the "Shelf Shares"); provided, however, that if the Company is
                    ------------    --------  -------
not eligible to use Form S-3 and uses Form S-1, the Initial Purchase Shares shall not be covered by such Shelf Registration Statement. The Company will use its best efforts to have such Shelf Registration Statement declared effective by the Commission on or as soon as practicable after the date hereof. The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective until the earlier of (A) the date the Securities Holders can sell all their shares of the Shelf Shares without any restrictions under Rule 144 and (B) the date on which no Shelf Shares remain outstanding. In the event the Company has complied with this Section by using a Form S-3 and becomes ineligible to use such Form, it shall use its best efforts to substitute therefor, as soon as practicable, a Form S-1 covering the Initial Exchange Shares.

          2.2  Shelf Demand Registrations. (a) If the Company shall at any time
               --------------------------
receive a Notice of Offering from any Securities Holder or Securities Holders holding a minimum of 10% of the Shelf Shares then outstanding (but in no event less than 3,000,000 shares (which number shall be adjusted in accordance with all splits, pro rata stock dividends or reclassifications of the Common Stock)) requesting an underwritten offering of Shelf Shares under the Shelf Registration Statement that has anticipated aggregate proceeds at the time of the request (net of underwriting discounts, commissions and expenses) in excess of $10,000,000 (a "Shelf Demand Registration"), the Company shall, subject to the
                -------------------------
terms and conditions hereof, be obligated to use its best efforts to facilitate such proposed underwritten offering pursuant to the terms of this Agreement.

          (b) Following receipt of the notice referred to in subsection 2.2(a), the Company shall promptly, but in no event later than the fifth business day following receipt of such notice, give a Notice of Offering to all Securities Holders (other than the demanding Securities Holder), which shall set forth the right of such Securities Holders to include any or all shares of Registrable Common held by such Securities Holders in the proposed offering, subject to the terms of this Agreement.

          (c) The Securities Holders shall be entitled to a total of three (3) Shelf Demand Registrations during the term of this Agreement; provided, however,
                                                              --------  -------
that no more than two of such Shelf Demand Registrations may take place in any twelve (12) month period.

          (d) If at any time any of the Securities Holders of the Registrable Common covered by the Shelf Registration Statement desire to sell Registrable Common in an underwritten offering (which for the purposes of this Agreement shall not be deemed to include block trades) in accordance with the limitations of this subsection 2.2, the investment banker or investment bankers that will manage the offering will be nationally recognized underwriters selected jointly by the Company, the Security Holder initiating such underwritten offering and the Securities Holders owning a majority of the Registrable Common held by Securities Holders included in such offering and reasonably acceptable to the Company.

          (e) If the lead managing underwriter advises the Company in writing (with a copy to each Securities Holder participating in an underwritten offering) on or before the date five (5) days prior to the date then scheduled for such underwritten offering that, in its opinion, the amount of securities (including shares of Registrable Common) requested to be included in such underwritten offering exceeds the amount which can be sold in (or during the time of) such offering, the number of shares of Registrable Common that may be so included shall be allocated among all Securities Holders pro rata on the basis of the number of shares of Shelf Shares held by such Securities Holders; provided, however, that such allocation shall not operate to reduce the
--------  -------
aggregate number of shares of Registrable Common that may be so included in such underwriting. If any Securities Holder does not request inclusion of the maximum number of shares of Shelf Shares allocated to it pursuant to the above described procedure, the remaining portion of its allocation shall be reallocated among those requesting Securities Holders whose allocation did not satisfy their requests pro rata on the basis of the number of shares of Registrable Common held by such Securities Holders, and this procedure shall be repeated until all of the Registrable Common which may be included in the underwriting have been so allocated.

          (f) Securities Holders holding a majority of the Shelf Shares exercising a demand right for a Shelf Demand Registration under subsection 2.2(a) may withdraw the exercise of such right on behalf of all such exercising Securities Holders as a result of a material adverse change in the earnings, condition, financial or otherwise, or prospects of the Company, or a material adverse change in the market for equity securities generally by giving written notice to the Company prior to the date the Purchase Agreement for such underwritten offering is signed, and such withdrawn Shelf Demand Registration right shall not be deemed to be one of the three Shelf Demand Registrations provided under Section 2.2(c); provided, however, that the Company shall not be
                               --------  -------
required to deliver a Notice of Offering with respect to a renewed or new demand for an offering pursuant to subsection 4.2 or to take any other action with respect to any such renewed or new demand for a period of ninety (90) days following any such notice of withdrawal.

     SECTION 3. DEMAND REGISTRATION.

          3.1  Demand Registration. The Company agrees that, as promptly as
               -------------------
practical after the receipt of a Notice of Offering pursuant to Section 3.2(a), the Company shall use its best efforts to prepare and file with the Commission a Registration Statement on a form then available for such filing for an offering. The Company will use its best efforts to have such Registration Statement declared effective by the Commission on or as soon as practicable after the date of such filing. It is agreed that any request to register shares under this
Section 3.1 in accordance with Rule 415 under the Securities Act shall be subject to Rule 415(a)(2) under the Securities Act.

          3.2  Demand Registrations. (a) If the Company shall at any time
               --------------------
receive a Notice of Offering from any Securities Holder or Securities Holders holding a minimum of 15% of the Registrable Common then outstanding (but in no event less than 3,000,000 shares (which number shall be adjusted in accordance with all splits, pro rata stock dividends or reclassifications of the Common Stock)) requesting an offering of Registrable Common under a Demand Registration Statement that has anticipated aggregate proceeds at the time of the request (net of underwriting discounts, commissions and expenses) in excess of $10,000,000 (a "Demand Registration"), the Company shall, subject to the terms
                -------------------
and conditions hereof, be obligated to use its best efforts to facilitate such proposed offering pursuant to the terms of this Agreement.

          (b) Following receipt of the notice referred to in subsection 3.2(a), the Company shall promptly, but in no event later than the fifth business day following receipt of such notice, give a Notice of Offering to all Securities Holders (other than the demanding Securities Holder), which shall set forth the right of such Securities Holders to include any or all shares of Registrable Common held by such Securities Holders in the proposed offering, subject to the terms of this Agreement.

          (c) The Securities Holders shall be entitled to a total of five (5) Demand Registrations during the term of this Agreement; provided, however, that
                                                        --------  -------
if the Initial Purchase Shares cannot be registered on the Shelf Registration Statement on Form S-3, the Initial Security Holder shall be entitled to two (2) additional Demand Registrations during the term of this

Agreement. Notwithstanding the foregoing, no more than two of such Demand Registrations may take place in any twelve (12) month period.

          (d) If at any time any of the Securities Holders of the Registrable Common covered by the Registration Statement desire to sell Registrable Common in an underwritten offering (which for purposes of this Agreement shall not be deemed to include block trades) in accordance with the limitations of subsection 3.2(a), the investment banker or investment bankers that will manage the offering will be nationally recognized underwriters selected jointly by the Company, the Security Holder initiating such underwritten offering and the Securities Holders owning a majority of the Registrable Common held by Securities Holders included in such offering and reasonably acceptable to the Company.

          (e) If the lead managing underwriter advises the Company in writing (with a copy to each Securities Holder participating in an underwritten offering) on or before the date five (5) days prior to the date then scheduled for such underwritten offering that, in its opinion, the amount of securities (including shares of Registrable Common) requested to be included in such underwritten offering exceeds the amount which can be sold in (or during the time of) such offering, the number of shares of Registrable Common that may be so included shall be allocated among all Securities Holders pro rata on the basis of the number of shares of Registrable Common held by such Securities Holders; provided, however, that such allocation shall not operate to reduce the
         --------  -------
aggregate number of shares of Registrable Common that may be so included in such underwriting. If any Securities Holder does not request inclusion of the maximum number of shares of Registrable Common allocated to it pursuant to the above described procedure, the remaining portion of its allocation shall be reallocated among those requesting Securities Holders whose allocation did not satisfy their requests pro rata on the basis of the number of shares of Registrable Common held by such Securities Holders, and this procedure shall be repeated until all of the Registrable Common which may be included in the underwriting have been so allocated.

          (f) Securities Holders holding a majority of the Registrable Common exercising a demand right for a Demand Registration under subsection 3.2(a) may withdraw the exercise of such right on behalf of all such exercising Securities Holders as a result of a material adverse change in the earnings, condition, financial or otherwise, or prospects of the Company, or a material adverse change in the market for equity securities generally by giving written notice to the Company prior to the date the Purchase Agreement for such underwritten offering is signed, and such withdrawn Demand Registration right shall not be deemed to be any of the Demand Registrations provided under Section 3.2(c); provided, however, that the Company shall not be required to deliver a Notice of
--------  -------
Offering with respect to a renewed or new demand for an offering pursuant to subsection 4.2 or to take any other action with respect to any such renewed or new demand for a period of ninety (90) days following any such notice of withdrawal.

     SECTION 4. COMPANY SALE EVENTS.

          4.1  Determination.  Subject to subsection 5.2, the Company may at any
               -------------
time effect a Company Public Sale Event pursuant to a Registration Statement filed by the Company if the Company gives each Securities Holder a Company Sale Notice, provided that such Company Sale Notice is given not less than 21 days prior to the initial filing of the related

Registration Statement. The obligation of the Company to give to each Securities Holder a Company Sale Notice and to permit piggyback registration rights to such Securities Holders with respect to Registrable Common in connection with Company Sale Events in accordance with this Section 4 shall terminate on the earlier of
(A) the date the Securities Holders can sell all their shares of the Registrable Common without any restrictions under Rule 144 and (B) the date on which no Registrable Common remains outstanding.

          4.2  Notice.  The Company Sale Notice shall offer the Securities
               ------
Holders the opportunity to participate in such offering and include the number of shares of Registrable Common which represents the best estimate of the lead managing underwriter (or, if not known or applicable, the Company) that will be available for sale by the Securities Holders in the proposed offering.

          4.3  Piggyback Rights of Securities Holders.  (a) If the Company shall
               --------------------------------------
have delivered a Company Sale Notice, Securities Holders shall be entitled to participate on the same terms and conditions as the Company in the Company Public Sale Event to which such Company Sale Notice relates and to offer and sell shares of Registrable Common therein only to the extent provided in this subsection 4.3. Each Securities Holder desiring to participate in such offering shall notify the Company no later than ten (10) days following receipt of a Company Sale Notice of the aggregate number of shares of Registrable Common that such Securities Holder then desires to sell in the offering.

          (b) Each Securities Holder desiring to participate in a Company Public Sale Event may include shares of Registrable Common in any Registration Statement relating to a Company Public Sale Event to the extent that the inclusion of such shares shall not reduce the number of shares of Common Stock to be offered and sold by the Company to be included therein. If the lead managing underwriter selected by the Company for a Company Public Sale Event advises the Company in writing (with a copy to each Securities Holder) that, in its opinion, the total number of shares of Common Stock to be sold by the Company together with the shares of Registrable Common which such holders intend to include in such offering would reasonably be expected to materially adversely affect the price or distribution of the Common Stock offered in such Company Public Sale Event or the timing thereof, then there shall be included in the offering only that number of shares of Registrable Common, if any, that such lead managing underwriter reasonably and in good faith believes will not materially adversely affect the price or distribution of the Common Stock to be sold in such Company Public Sale Event; provided that if the lead managing
                                        --------
underwriter determines that such factors require a limitation on the number of shares of Registrable Common to be offered and sold as aforesaid and so notifies the Company in writing, the number of shares of Registrable Common to be offered and sold by Securities Holders desiring to participate in the Company Public Sale Event, shall be allocated among those Securities Holders desiring to participate in such Company Public Sale Event on a pro rata basis based on their
                                                   --------
holdings of Registrable Common. If any Securities Holder does not request inclusion of the maximum number of shares of Registrable Common allocated to it pursuant to the above-described procedure, the remaining portion of its allocation shall be reallocated among those requesting Securities Holders whose allocation did not satisfy their requests pro rata on the basis of the number of shares of Registrable Common held by such Securities Holders, and this procedure shall be repeated until all of the shares of Registrable Common which may be included in the underwriting have been so allocated.

          4.4  Discretion of the Company.  In connection with any Company Public
               -------------------------
Sale Event, subject to the provisions of this Agreement, the Company, in its sole discretion, shall determine whether (a) to proceed with, withdraw from or terminate such Company Public Sale Event, (b) to enter into a purchase agreement or underwriting agreement for such Company Public Sale Event, and (c) to take such actions as may be necessary to close the sale of Common Stock contemplated by such offering, including, without limitation, waiving any conditions to closing such sale which have not been fulfilled. No public offering effected pursuant to this Section 4 shall be deemed to have been effected pursuant to
Section 2 or Section 3 hereof.

     SECTION 5. BLACK-OUT PERIODS.

          5.1  Black-Out Periods for Securities Holders. (a) No Securities
               ----------------------------------------
Holder shall offer to sell or sell any shares of Registrable Common pursuant to any Registration Statement during the 60-day period immediately following the effective date of any Registration Statement filed by the Company in respect of a Company Public Sale Event.

          (b) No Securities Holder shall offer to sell or sell any shares of Registrable Common pursuant to any Registration Statement, and the Company shall not be required to supplement or amend any Registration Statement or otherwise facilitate the sale of Registrable Common pursuant thereto, during the 90-day period (or such lesser number of days until the Company makes its next required filing under the Exchange Act) immediately following the receipt by each Securities Holder of a certificate of an authorized officer of the Company to the effect that the Board of Directors of the Company has determined in good faith that such offer, sale, supplement or amendment is likely to (1) interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised, or (2) involve initial or continuing disclosure obligations that might not be in the best interest of the Company or its stockholders. If any proposed sale is so postponed as provided herein, Securities Holders having filed the Notice of Offering pursuant to subsection 2.2 or 3.2 to which the deferral relates may, within 30 days after receipt of the notice of postponement, advise the Company in writing that it has determined to withdraw its request for registration, and such demand registration request shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes of determining whether such holders retain the right to demand registrations pursuant to
Section 2.2(c) or 3.2(c). Any period described in subsection 5.l(a) or 5.l(b) during which Securities Holders are not able to sell shares of Registrable Common pursuant to a Registration Statement is herein referred to as a "black-out" period. The Company shall notify each Securities Holder of the expiration or earlier termination of any "black-out" period (the nature and pendency of which need not be disclosed during such "black-out" period).

          (c) The period during which the Company is required pursuant to subsection 2.l, respectively, to keep the Shelf Registration Statement continuously effective shall be extended by a number of days equal to the number of days, if any, of any "black-out" period applicable to Securities Holders pursuant to this subsection 5.1 occurring during such period, plus a number of days equal to the number of days during such period, if any, of any period during which the Securities Holders are unable to sell any shares of Registrable Common pursuant to the Shelf Registration Statement as a result of the happening of any event of the nature described in subsections 6.3(c)(ii), 6.3(c)(iii) or 6.3(c)(v).

          (d) Notwithstanding any provision to the contrary in this Section 5.1, (i) none of the "black-out" periods described in subsections 5.1(a) and 5.1(b) shall apply to the Other Holders for a period of 180 days from the expiration of the 180/th/ day after the Closing Date and 90 days after the one year anniversary of the Closing Date, and such 180-day period and 90-day period shall not be deemed to run, and thus the number of days remaining in such period shall not be reduced, during any time in which the Shelf Registration Statement is not effective, and (ii) during any twelve-month period, the application of subsections 5.1(a) and 5.1(b) shall not leave Security Holders with fewer than 270 days on which they may offer to sell and/or sell shares of Registrable Common.

          5.2  Black-Out Period for the Company.  Except for offers to sell and
               --------------------------------
sales of Common Stock pursuant to a Registration Statement on Form S-8 or on Form S-4, standby underwritings in connection with the redemption of outstanding convertible securities, the conversion of outstanding convertible securities or in connection with the acquisition by the Company of another company or business, the Company shall not publicly offer to sell or sell any shares of capital stock of the Company during the 60-day period immediately following the initial sale of shares by any Securities Holder in a Shelf Demand Registration or a Demand Registration.

     SECTION 6. AGREEMENTS CONCERNING OFFERINGS.

          6.1  Obligations of Securities Holders. (a) Each Securities Holder
               ---------------------------------
shall, upon the reasonable request of the Company, advise the Company of the number of shares of Registrable Common then held or beneficially owned by it.

          (b) It shall be a condition precedent to the obligations of the Company to effect a Registration of, or facilitate any Public Sale Event with respect to, any shares of Registrable Common for any Securities Holder that such Securities Holder shall have furnished to the Company a complete Securities Holder's Questionnaire requesting such information regarding such Securities Holder or the Registrable Common held by such Securities Holder and the intended method of disposition of such securities as shall be required by law, the Commission or the NASD, and any other information relating to such Registration reasonably required by the Company.

          6.2  Obligations of the Company.  Whenever required under this
               --------------------------
Agreement to proceed with a Registration of any Registrable Common, the Company shall, subject to the terms and conditions of this Agreement, use its best efforts to proceed as expeditiously as reasonably possible to:

          (a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Common and use its best efforts to cause such Registration Statement to become effective; provided, however, that before
                                            --------  -------
filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to the Security Holders covered by such Registration Statement and to Securities Holders' Counsel copies of any such Registration Statement or Prospectus proposed to be filed.

          (b) Prepare and file with the Commission such amendments (including post-effective amendments) to such Registration Statement and supplements to the related Prospectus used in connection with such Registration Statement, and otherwise use its best efforts, to the end that such Registration Statement reflects the plan of distribution of the securities registered thereunder that is included in the relevant Notice of Offering and is effective until the completion of the distribution contemplated by such Registration Statement or so long thereafter as a broker or dealer is required by law to deliver a Prospectus in connection with the offer and sale of the shares of Registrable Common covered by such Registration Statement and/or as shall be necessary so that neither such Registration Statement nor the related Prospectus shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and so that such Registration Statement and the related Prospectus will otherwise comply with all applicable legal and regulatory requirements. The Company shall not be deemed to have effected a Registration for any purpose under this Agreement unless and until such Registration Statement is declared effective by the Commission.

          (c) Provide to any Securities Holder requesting to include Registrable Common in such Registration Statement and any managing underwriter(s) participating in any distribution thereof and to any attorney, accountant or other agent retained by such Securities Holder or managing underwriter(s), reasonable access to appropriate officers and directors of the Company, its independent auditors and counsel to ask questions and to obtain information (including any financial and other records and pertinent corporate documents) reasonably requested by any such Securities Holder, managing underwriter(s), attorney, accountant or other agent in connection with such Registration Statement or any amendment thereto; provided, however, that (i) in connection
                                    --------  -------
with any such access or request, any such requesting Persons shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and (ii) any records, information or documents shall be kept confidential by such requesting Persons, unless (A) such records, information or documents are in the public domain or otherwise publicly available or (B) disclosure of such records, information or documents is required by court or administrative order or by applicable law (including, without limitation, the Securities Act).

          (d) Furnish at the Company's expense to the participating Securities Holders and any managing underwriter(s) and to any attorney, accountant or other agent retained by such Securities Holders or managing underwriter(s), such number of copies of any Registration Statement and Prospectus, including any Preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the shares of Registrable Common owned by them.

          (e) Prior to any Public Sale Event, use its best efforts to register and qualify the securities covered by such Registration Statement (to the extent exemptions are not available) under securities or 'Blue Sky' laws of such other jurisdictions as shall be reasonably requested by the Securities Holders or the managing underwriter(s) and to keep each such registration or qualification effective during the period required for such Public Sale Event to be consummated;

provided that the Company shall not be required in connection therewith or as a
--------
condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions in which it has not already done so.

          (f) Enter into and perform its obligations under a Purchase Agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriters) of such underwritten offering; provided, however,
                                                          --------  -------
that each Securities Holder participating in such Public Sale Event shall also enter into and perform its obligations under such Purchase Agreement so long as such obligations are usual and customary obligations of selling stockholders in a registered public offering.

          (g) Use its best efforts to cause the Registrable Common covered by the Registration Statement to be listed on each national securities exchange in the United States on which the Common Stock is then listed or quoted on each inter-dealer quotation system on which the Common Stock is then quoted.

          (h) Provide for or designate a transfer agent and registrar (which may be the same entity) for the Registrable Common covered by the Registration Statement from and after the effective date of such Registration Statement.

          (i) Cooperate with the selling Securities Holders of Registrable Common and any managing underwriters to facilitate the timely issuance and delivery to any underwriters to which any Securities Holder may sell Registrable Common in such offering, certificates evidencing shares of the Registrable Common not bearing any restrictive legends and in such denominations and registered in such names as the managing underwriters may request.

          (j) Facilitate the distribution and sale of any shares of Registrable Common to be offered pursuant to this Agreement, including, without limitation, by making road show presentations, holding meetings with potential investors and taking such other reasonable actions as shall be requested by the Securities Holders holding a majority of the shares of Registrable Common covered by a Registration Statement or the lead managing underwriter of an underwritten offering; provided that the Company receives reasonable notice of such requested actions by any of the Securities Holders and the lead managing underwriter.

          6.3 Agreements Related to Offerings.  Subject to the terms and
              -------------------------------
conditions hereof, in connection with the Registration Statement covering any Public Sale Event, as applicable:

          (a) The Company and each Securities Holder will cooperate with the underwriters for any offering of Registrable Common proposed to be sold pursuant to a Registration Statement, and will, unless the parties to the Purchase Agreement otherwise agree, use its best efforts to enter into a Purchase Agreement not inconsistent with the terms and conditions of this Agreement and containing such other terms and conditions of a type and form reasonable and customary for companies of similar size and credit rating (including, but not limited to, such provisions for indemnification and contribution and for the delivery of a 'comfort letter' and legal opinion as are customary), and use its best efforts to take all such other reasonable actions as are necessary or advisable to permit, expedite and facilitate the disposition of such shares of Registrable Common in the manner contemplated by such Registration Statement in each case to the same extent as if all the shares of Registrable Common then being offered were for the account of the Company.

          (b) Neither such Registration Statement nor any amendment or supplement thereto will be filed by the Company until Securities Holders' Counsel shall have had a reasonable opportunity to review the same and to exercise its rights under subsection 6.2(c) with respect thereto. No amendment to such Registration Statement naming any Securities Holder as a selling security holder shall be filed with the Commission until such Securities Holder shall have had a reasonable opportunity to review such Registration Statement as originally filed. Neither such Registration Statement nor any related Prospectus or any amendment or supplement thereto shall be filed by the Company with the Commission which shall be disapproved (for reasonable cause) by the managing underwriters named therein or Securities Holders' Counsel within a reasonable period after notice thereof.

          (c) The Company will use its reasonable efforts to keep the Securities Holders informed of the Company's best estimate of the earliest date on which such Registration Statement or any post-effective amendment thereto will become effective and will notify each Securities Holder, Securities Holders' Counsel and the managing underwriter(s), if any, participating in the distribution pursuant to such Registration Statement promptly (i) when such Registration Statement or any post-effective amendment to such Registration Statement is filed or becomes effective, (ii) of any request by the Commission for an amendment or any supplement to such Registration Statement or any related Prospectus, or any other information request by any other governmental agency directly relating to the offering, and promptly deliver to each Securities Holder participating in the offering and the managing underwriter(s), if any, copies of all correspondence between the Commission or any such governmental agency or self-regulatory body and all written memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement or proposed sale of shares, to the extent not covered by attorney-client privilege or constituting attorney work product, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any related Prospectus or the initiation or threat of any proceeding for that purpose, (iv) of the suspension of the qualification of any shares of Common Stock included in such Registration Statement for sale in any jurisdiction or the initiation or threat of a proceeding for that purpose, (v) of any determination by the Company that an event has occurred (the nature and pendency of which need not be disclosed during a 'black-out period' pursuant to subsection 5.1(b)) which makes untrue any statement of a material fact made in such Registration Statement or any related Prospectus or which requires the making of a change in such Registration Statement or any related Prospectus in order that the same will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (vi) of the completion of the distribution contemplated by such Registration Statement if it relates to a Company Sale Event, and (vii) if at any time the representations and warranties of the Company under Section 7 cease to be true and correct in all material respects.

          (d) In the event of the issuance of any stop order suspending the effectiveness of such Registration Statement or of any order suspending or preventing the use of any related

Prospectus or suspending the qualification of any shares of Common Stock included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable best efforts to obtain its withdrawal at the earliest possible time.

          (e) The Company agrees to otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to the Security Holders, as soon as reasonably practicable, but not later than fifteen months after the effective date of such Registration Statement, an earnings statement covering the period of at least twelve months beginning with the first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (f) The Company shall, subject to permitted "black-out" periods, upon the happening of any event of the nature described in subsection 6.3(c)(ii), 6.3(c)(iii) or 6.3(c)(v), as expeditiously as reasonably possible, prepare a supplement or post-effective amendment to the applicable Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required documents and deliver a copy thereof to each Securities Holder so that, as thereafter delivered to the purchasers of the Registrable Common being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or make the statements therein, in light of the circumstances under which they were made, not misleading.

          6.4 Certain Expenses.  The Company shall pay all fees, disbursements
              ----------------
and expenses in connection with any Company Public Sale Event, Shelf Registration Statement and Registration Statement and the performance of its obligations hereunder (including those pursuant to subsection 2.2 and subsection
3.2 hereof), including, without limitation, to the extent applicable, all registration and filing fees, printing, messenger and delivery expenses, fees of the Company's auditors, listing fees, registrar and transfer agents' fees, reasonable fees and disbursements of Securities Holders' Counsel in connection with the registration but not the disposition of the Registrable Common (provided that the Company shall have no obligation to reimburse the fees and
---------
disbursements of any other counsel to any Securities Holder), fees and disbursements for counsel for the Company, fees and expenses (including reasonable fees and disbursements of counsel) of complying with applicable state securities or 'Blue Sky" laws and the fees of the NASD in connection with its review of any offering contemplated in any such Registration Statement, but not including underwriting discounts and commissions or brokerage commissions on any shares of Registrable Common sold in any such offering.

          6.5 Reports Under the Exchange Act. (a) From the date hereof to the
              ------------------------------
Termination Date, the Company agrees to:

              (i) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act or the Exchange Act; and

              (ii) furnish to any Securities Holder, forthwith upon request (A) a written statement by the Company that it has complied with the current public information and reporting requirements of Rule 144 and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (C) such other information as may be reasonably requested in connection with any Securities Holder availing itself of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such rule or regulation.

          (b) if any Securities Holder is required to file a Form 144 with respect to any sale of shares of Registrable Common, such Securities Holder shall promptly deliver to the Company a copy of such completed Form 144 filed with the Commission.

          6.6 Limitations on Subsequent Registration Rights.  From the date
              ---------------------------------------------
hereof to the Termination Date, the Company shall not, without the prior written consent of Securities Holders owning a majority of the shares of Registrable Common held by Securities Holders at such time, enter into any agreement (other than this Agreement) which would allow any holder or prospective holder of Common Stock to include such securities in any Registration Statement, or which would provide any holder or prospective holder of Common Stock piggyback registration rights for such Common Stock unless the piggyback registration rights provided to the Securities Holders hereunder shall have priority in the event of any cutback.

          6.7 Indemnification and Contribution.  (a) In connection with (x) the
              --------------------------------
Shelf Registration Statement, subsections 6.7(a)(i), (ii) and (v), 6.7(c) and 6.5(e) hereof shall be in full force and effect upon the effective date of the Shelf Registration Statement, and (y) a Registration Statement which covers Registrable Common being sold by Piggybacking Securities Holders or in connection with an underwritten offering pursuant to the Shelf Registration Statement under subsection 2.2 or a Registration Statement pursuant to subsection 3.2, provisions substantially in conformity with the following provisions shall be contained in the related Purchase Agreement unless the parties to such Purchase Agreement agree otherwise (references in such provisions to a Securities Holder or an underwriter being references to a Securities Holder or an underwriter participating in the offering covered by such Registration Statement):

              (i) The Company agrees to indemnify and hold harmless each Securities Holder and each Person, if any, who controls such Securities Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each of their respective officers, directors and employees against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof to which such Securities Holder or Persons may become subject under the Securities Act, or otherwise (collectively, "Losses"), insofar as such
                                                       ------
Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Securities Holder or Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided,
                                                                       --------
however, that the Company shall not be so liable to the extent that any such
-------
Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein. Notwithstanding the foregoing, the Company shall not be liable in any such instance to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus if (i) after the Company had made available a sufficient number of copies of the Prospectus, such Securities Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Common to the Person asserting such Losses or who purchased the Registrable Common the purchase of which is the basis of the action if, in either instance, such delivery by such Securities Holder is required by the Securities Act and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or alleged omission; and the Company shall not be liable in any such instance to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Securities Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Common if such delivery by such Securities Holder is required by the Securities Act. This indemnity agreement will be in addition to any liability which the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such Person and shall survive the Termination Date and the transfer of Registrable Common by such holder as otherwise permitted hereby.

          (ii) Each Securities Holder severally agrees to indemnify and hold harmless the Company, each other Securities Holder and each Person, if any, who controls the Company or such other Securities Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective officers, directors and employees, against any Losses to which the Company, such other Securities Holder or such Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such other Securities Holder or such Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses, in each instance to the extent, but only to the extent, that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus, or any said amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein; provided, however, that the
                                                --------  -------
liability of each Securities Holder under this subsection 6.7(a)(ii) shall be limited to an amount equal to the proceeds of the sale of shares of Registrable Common by such Securities Holder in the offering which gave rise to the liability (net of all costs and expenses (including underwriting commissions and disbursements) paid or incurred by such Securities Holder in connection with the registration, if any, and sale).

          (iii) The Company will indemnify and hold harmless each underwriter and each Person, if any, who controls any such underwriter within the meaning of
Section 15 of
the Securities Act or Section 20 of the Exchange Act, and their respective officers, directors and employees, against any Losses to which such underwriter or Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such underwriter or Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided,
                                                                       --------
however, that (i) the Company shall not be so liable to the extent that any such
-------
Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such underwriter specifically for use therein; and (ii) such indemnity with respect to any Preliminary prospectus shall not inure to the benefit of any underwriter (or any Person controlling such underwriter) from whom the Person asserting any such Losses purchased shares of Common Stock if such Person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such shares of Common Stock to such Person in any case where such delivery is required by the Securities Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented); provided, further, that the Company shall only be required to provide the
--------  -------
indemnification described in this subsection 6.7(a)(iii) to an underwriter and each Person, if any, who controls such underwriter, and their respective officers, directors and employees, if such underwriter agrees to indemnification provisions substantially in the form set forth in subsection 6.7(b).

          (iv) Each Securities Holder will severally indemnify and hold harmless each underwriter and each Person, if any, who controls such underwriter within the meaning of Section 15 of the Securities Act or section 20 of the Exchange Act, and their respective officers, directors and employees, against any Losses to which such underwriter or such Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such underwriter or such Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in said Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Securities Holder specifically for use therein; provided, however, that such Securities Holder shall only be required to provide
--------  -------
the indemnification described in this subsection 6.7(a)(iv) to an underwriter and each Person, if any, who controls such underwriter if such underwriter agrees to indemnification provisions substantially in the form set forth in subsection 6.7(b); and provided, further, that such Securities
                                         --------  -------
Holder shall not be liable in any such case to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus if (i) such underwriter failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Common to the Person asserting such Loss who purchased the Registrable Common which is the subject thereof where such delivery is required by the Securities Act and (ii) the Prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; and such Securities Holder shall not be liable in any such case to the extent that any such Losses arise out of, or are based upon, an untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of such Securities Holder with copies of the Prospectus as so amended or supplemented, such underwriter thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Common to the Person asserting such Loss who purchased such Registrable Common which is the subject thereof or where such delivery is required by the Securities Act, and provided, further, that the
                                                     --------  -------
liability of such Securities Holder under this subsection 6.7(a)(iv) shall be limited to an amount equal to the proceeds of the sale of shares of Common Stock by such Securities Holder in the offering which gave rise to the liability (net of all costs and expenses (including underwriting commissions and disbursements) paid or incurred by such Securities Holder in connection with the registration, if any, and sale).

          (v) Promptly after any Person entitled to indemnification under this subsection 6.7 or such Purchase Agreement receives notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to the indemnification provisions of this subsection 6.7 of such Purchase Agreement, notify the indemnifying party in writing of the claim or the commencement of such action; provided, however, that the failure or delay to so notify the
             --------  -------
indemnifying party shall not relieve it from any liability which it may have to the indemnified party hereunder unless and to the extent such failure or delay has materially prejudiced the rights of the indemnifying party and shall not, in any event, relieve it from any liability which it may have to the indemnified party other than pursuant to the indemnification provisions of this subsection
6.7 or such Purchase Agreement. If any such claim or action shall be brought against an indemnified party, and it has notified the indemnifying party thereof in accordance with the terms hereof, the indemnifying party shall be entitled to participate in the defense of such claim, or, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party, upon written notice to the indemnified party of such assumption. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, (i) the indemnifying party shall not be liable to the indemnified party pursuant to the indemnification provisions hereof or of such Purchase Agreement for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation, (ii) the indemnifying party shall not be liable for the costs and expenses of any settlement of such claim or action unless such settlement was effected with the consent of the indemnifying party (which consent shall not be unreasonably withheld or delayed) and (iii) the indemnified party shall be obligated to cooperate with the indemnifying party in the investigation of such claim or action; provided, however, that any indemnified
                                       --------  -------
party hereunder shall have the right to employ separate counsel and to participate in the defense of such claim assumed by the indemnifying party, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (b) the indemnifying party shall have failed to assume the defense of such claim from the Person entitled to indemnification hereunder and failed to employ counsel within a reasonable period following such assumption, or (c) in the reasonable judgment of the indemnified party, based upon advice of its counsel, a material conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claims or there may be one or more material legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of the indemnified party). Notwithstanding the foregoing, the Securities Holders (together with their respective controlling Persons and officers, directors and employees) and the underwriters (together with their respective controlling Persons and officers, directors and employees) shall, each as a separate group, have the right to employ at the expense of the Company only one separate counsel for each such group to represent such Securities Holders and such underwriters (and their respective controlling Persons and officers, directors and employees) who may be subject to liability arising out of any one action (or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances) in respect of which indemnity may be sought by such Securities Holders and underwriters against the Company pursuant to the indemnification provisions of this subsection 6.7 or such Purchase Agreement. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld or delayed). No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. All fees and expenses to be paid by the indemnifying party hereunder shall be paid a commercially reasonable time after they are billed to the indemnified party, subject to receipt of a written undertaking from the indemnified party to repay such fees and expenses if indemnity is not ultimately determined to be available to such indemnified party under this subsection 6.7.

          (b) As a condition to agreeing in any Purchase Agreement to the indemnification provisions set forth in subsections 6.7(a)(iii) and 6.7(a)(iv) in favor of an underwriter participating in the offering covered by the related Registration Statement, its controlling Persons, if any, and their respective officers, directors and employees, the Company and the Securities Holders participating in an offering pursuant to such Registration Statement may require that such underwriter agree in the Purchase Agreement to provisions substantially in the form set forth in subsection 6.7(a)(v) and to severally indemnify and hold harmless the Company, each Securities Holder participating in such offering, each Person, if any, who controls the Company or such Securities Holder within the meaning of the Securities Act, and their respective officers, directors and employees against any Loss to which the Company, such Securities Holder or such Persons may become subject under the Securities Act, or otherwise, insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement in which such underwriter is named as an underwriter, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the Company, such Securities Holder or such Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses in each case to the extent, but only to the extent, that any such Loss arises out of, or are based upon, an untrue statement or alleged untrue statement of a material fact in said Registration Statement, said Preliminary Prospectus or said Prospectus or any said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such underwriter specifically for use therein.

          (c) In order to provide for just and equitable contribution between the Company and such Securities Holders in circumstances in which the indemnification provisions of this subsection 6.7 or the related Purchase Agreement are for any reason insufficient or inadequate to hold the indemnified party harmless, the Company and such Securities Holders shall contribute to the aggregate Losses (including any investigation, legal and other fees and expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suitor proceeding or any claim as asserted, but after deducting any contribution actually received from Persons other than the Company and such Securities Holders) to which the Company and one or more of its directors or its officers who sign such Registration Statement or such Securities Holders or any controlling Person of any of them, or their respective officers, directors or employees may become subject, under the Securities Act, under any other statute, at common law or otherwise, insofar as such Losses or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or any out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Such contributions shall be in such amounts that the portion of such Losses for which each such Securities Holder shall be responsible under this subsection 6.7(c) shall be limited to the portion of such Losses which are directly attributable to an untrue statement of a material fact or an omission to state a material fact in said Registration Statement in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any such Securities Holders specifically for use therein, and the Company shall be responsible for the balance of such Losses; provided, however, that the liability of each such Securities Holder to make
--------  -------
such contribution shall be limited to an amount equal to the proceeds of the sale of shares of Registrable Common by such Securities Holder in the offering which gives rise to the liability (net of all cost and expenses (including underwriting commissions and disbursements) paid or incurred in connection with the registration, if any, and sale). As among themselves, such Securities Holders agree to contribute to amounts payable by other such Securities Holders in such manner as shall, to the extent permitted by law, give effect to the provisions in subsection 6.7(a)(ii) and those provisions in the Purchase Agreement comparable to such subsection 6.7(a)(ii). The Company and such Securities Holders agree that it would not be just and equitable if their respective obligations to contribute pursuant to this subsection were to be determined by pro rata allocation (other than as set forth above) of the aggregate Losses by reference to the proceeds realized by such Securities Holder in a sale pursuant to said Registration Statement or said Prospectus or by any other method of allocation which does not take account of the considerations set forth in this subsection 6.7(c). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution under this subsection from any Person who was not guilty of such fraudulent misrepresentation.

          (d) The Company and the Securities Holders participating in an offering pursuant to a Registration Statement agree that, if the underwriters participating in a Public Sale Event are agreeable, the Purchase Agreement, if any, relating to such Registration Statement shall contain provisions to the effect that in order to provide for just and equitable contribution between such underwriters on the one hand and the Company and such Securities Holders on the other hand in circumstances in which the indemnification provisions of such Purchase Agreement are for any reason insufficient or inadequate to hold the indemnified party harmless, the Company and such Securities Holders on the one hand and such underwriters on the other hand will contribute on the basis herein set forth to the aggregate Losses, (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or claims asserted, but after deducting any contribution actually received from Persons other than the Company and such Securities Holders and such underwriters) to which the Company and one or more of its directors or its officers who sign such Registration Statement or such Securities Holders or such underwriters or any controlling Person of any of them, or their respective officers, directors or employees may become subject, under the Securities Act, under any other statute, at common law or otherwise insofar as such Losses, arise out of, or are based upon an untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any related Preliminary Prospectus or any related Prospectus, or any amendment or supplement thereto, or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Such contribution shall be in such proportions as is appropriate to reflect the relative benefits received by the Company and such Securities Holders on the one hand and such underwriters on the other hand from the offering of the shares of Common Stock covered by such offering. The relative benefits received by the Company and such Securities Holders on the one hand and such underwriters on the other hand shall be deemed to be in the same proportion as the aggregate total net proceeds from the offering (before deducting expenses) received by the Company and such Securities Holders bear to the total underwriting discounts and commissions received by such underwriters for such offering. Notwithstanding the provisions set forth above, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of Common Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution under the provision set forth above from any Person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Company and the Securities Holders under the provisions of this subsection 6.7 and provisions in any Purchase Agreement substantially similar to subsections 6.7(a), 6.7(b) 6.7(c) or 6.7(d) shall survive the termination of any or all of the other provisions of this Agreement or such Purchase Agreement.

          6.8 Transfer of Rights Under this Agreement; Transfers of Registrable
              -----------------------------------------------------------------
Common.  (a) During the period from the date hereof to the Termination Date, the
------
rights and obligations of a Securities Holder under this Agreement may be transferred by a Securities Holder to a transferee of Registrable Common (subject to the provisos to the definitions of Registrable Common); provided;
                                                                    --------
however, that, within a reasonable period of time (but in no event less than
-------
five (5) days) prior to such transfer, (i) the transferring Securities Holders shall have furnished the Company and the other Securities Holders written notice of the name and address of such transferee and the number of shares of Registrable Common with respect to which such rights are being transferred and
(ii) such transferee shall furnish the Company and the Securities Holders (other than the transferring Securities Holders) a copy of a duly executed agreement by which such transferee (A) assumes all of the obligations and liabilities of its transferor hereunder, (B) enjoys all of the rights of its transferor hereunder and (C) agrees itself to be bound hereby.

          (b) If the stock certificates of a transferring Securities Holder bear a restrictive legend pursuant to subsection 6.9, the stock certificates of its transferee to whom the rights hereunder are being transferred shall, subject to such subsection 6.9, also bear such a restrictive legend.

          (c) Except with respect to transfers pursuant to paragraph (a) above, and subject to the provisions of paragraph (b) above, a transferee of Registrable Common shall neither assume any liabilities or obligations nor enjoy any rights hereunder and shall not be bound by any of the terms hereof.

          (d) Each Securities Holder hereby agrees that any transfer of shares of Registrable Common by such Securities Holder shall be made (i) in compliance with, or in a transaction exempt from, the registration requirements set forth in the Securities Act and (ii) in compliance with all other applicable laws. The Company may request, as a condition to the transfer of any Registrable Common, that the transferring Securities Holders provide the Company with (A) evidence that the proposed transferee is an "accredited investor" as deemed in Rule 501 under the Securities Act and appropriate " private placement" representations pursuant to Section 4(2) of the Securities Act, and (B) an opinion of securities counsel reasonably satisfactory to it with regard to compliance with this subsection (d).

          6.9 Restrictive Legend.  Each certificate evidencing shares of
              ------------------
Registrable Common shall, unless and until such shares are sold or otherwise transferred pursuant to an effective Registration Statement under the Securities Act or unless, in the absence of such a Registration Statement, the Company receives an opinion of counsel reasonably satisfactory to it that the restrictive legend set forth below may be removed without violation of applicable law (including, without limitation, the Securities Act), be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

     THE OFFER AND SALE OF THE SECURITIES OF THIS COMPANY REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREIGN OR STATE SECURITIES LAWS, AND THESE SECURITIES CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE OFFER AND

     SALE THEREOF ARE REGISTERED UNDER SUCH LAWS OR EXEMPTIONS FROM REGISTRATION ARE AVAILABLE AND THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND KNOWLEDGEABLE AS TO SECURITIES MATTERS STATING THAT EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE AND THAT THE PROPOSED SALE DOES NOT, AND WILL NOT PLACE THE COMPANY NOR ANY AFFILIATE THEREOF, IN VIOLATION OF ANY APPLICABLE FEDERAL, STATE OR FOREIGN SECURITIES LAW, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

     THE TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO A REGISTRATION RIGHTS AGREEMENT DATED AS OF [_______ __, 2001], WITH THE ISSUER AS FROM TIME TO TIME AMENDED, AND NO TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS MADE IN ACCORDANCE WITH SAID AGREEMENT. A COPY OF SAID AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

          SECTION 7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          In connection with each Registration Statement, the Company shall, on the respective date of effectiveness of each such Registration Statement with the Commission, certify to each Securities Holder in a certificate of a Responsible Officer of the Company to the effect that the representations and warranties set forth below are true and correct at and as of such effective date. In connection with any other Sale Event in which Securities Holders participate, except as otherwise may be agreed upon by such participating Securities Holders and the Company, the Company shall represent and warrant in the Purchase Agreement relating to such Sale Event to the Securities Holders and any underwriters participating in such Sale Event as follows (except as otherwise indicated, each reference in this Section to the "Registration Statement" shall refer to the Shelf Registration Statement, or a Registration Statement in respect of any other such Sale Event in which Securities Holders participate, as the case may be, including all information deemed to be a part thereof, as amended, and each reference to "the Prospectus" shall refer to the related Prospectus):

          (a) At the time of filing, the Registration Statement (i) is on a form for which the Company then qualifies, which form is available for the sale of the shares of Registrable Common in accordance with the intended method or methods of distribution thereof and which form covers the registration of at least such number of shares of Registrable Common as shall have been requested to be included therein (subject to any cutbacks determined by an underwriter pursuant to the terms of this Agreement), (ii) complies in all material respects with the applicable form and with the applicable requirements of the Securities Act and includes all financial statements and other information required by the Commission to be filed therewith, and (iii) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading; provided, however,
                                                             --------  -------
that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of any Securities Holder specifically for use in connection with the preparation thereof or any information furnished in writing to the Company by or on behalf of any underwriter specifically for use in connection with the preparation thereof, other than that the Company has no knowledge of any such untrue statement or omission in respect of such information.

          (b) (i) When the Registration Statement became (in the case of a Registration Statement filed pursuant to Rule 415) or shall become effective, the Registration Statement did or will comply in all material respects with the applicable requirements of the Securities Act, (ii) when the Prospectus is filed in accordance with Rule 424(b), the Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Securities Act, (iii) the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (iv) the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b), the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no
                                --------  -------
representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Securities Holder specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto) or any information furnished in writing to the Company by or on behalf of any underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto), other than that the Company has no knowledge of any such untrue statement or omission in respect of such information.

          (c) (i) The public accountants who certified the Company's financial statements in the Registration Statement are independent certified public accountants within the meaning of the Securities Act; (ii) the historical consolidated financial statements, together with the related schedules and notes, forming part of the Registration Statement and the Prospectus comply in all material respects with the requirements of the Securities Act and have been prepared, and present fairly the consolidated financial condition, results of operations and changes in financial condition of the Company and its consolidated subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles applied consistently throughout such periods (except as specified therein); and (iii) the historical consolidated financial data set forth in the Prospectus is derived from the accounting records of the Company and its consolidated subsidiaries, and is a fair presentation of the data purported to be shown; and the pro forma consolidated financial statements (if any), together with the related notes, forming part of the Registration Statement and the Prospectus, comply in all material respects with the requirements of Regulation S-X under the Securities Act.

          SECTION 8. REPRESENTATIONS AND WARRANTIES OF THE SECURITIES HOLDERS.

          Each participating Securities Holder shall, in connection with a Public Sale Event, if required by the terms of a Purchase Agreement, if any, relating to such Public Sale Event, for itself severally and not jointly represent and warrant to the underwriter or underwriters and each other Securities Holder participating in such Public Sale Event as follows:

          (a) Such Securities Holder has all requisite power and authority to enter into and carry out the terms of this Agreement and such Purchase Agreement and the other agreements and instruments related to such agreements to which it is a party.

          (b) Each of this Agreement and such Purchase Agreement has been duly authorized, executed and delivered by or on behalf of such Securities Holder and constitutes the legal, valid and binding obligation of such Securities Holder, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (c) Such Securities Holder, immediately prior to any sale of shares of Registrable Common pursuant to such Purchase Agreement, will have good title to such shares of Registrable Common, free and clear of all liens, encumbrances, equities or claims (other than those created by this Agreement); and, upon payment therefor, good and valid title to such shares of Registrable Common will pass to the purchaser thereof, free and clear of any lien, charge or encumbrance created or caused by such Securities Holder.

          (d) Such Securities Holder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or other applicable law, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Registrable Common.

          (e) Written information furnished by or on behalf of such Securities Holder to the Company expressly for use in the Registration Statement or related Prospectus or amendment thereof or supplement thereto will not contain as of the effective date of such Registration Statement or as of the date of any Prospectus or as of the date of any amendment thereof or supplement thereto any untrue statement of a material fact or omit to state any material fact required be stated or necessary to make the statements in such information not misleading.

          SECTION 9. DELIVERY OF COMFORT LETTERS AND LEGAL OPINIONS.

          (a) On (x) the date that the Shelf Registration Statement is declared effective by the Commission, (y) the date a post-effective amendment to the Shelf Registration Statement, if any, covering the most recent annual or quarterly financial statements of the Company is declared effective by the Commission, and (z) the date that a Registration Statement relating to a Sale Event in which the Securities Holders participate is declared effective by the Commission, the Company shall comply with the following:

              (i) The Company shall have received, and delivered to the Securities Holders participating in such Sale Event, a copy of a "Comfort" letter or letters, or updates thereof according to customary practice, of the independent certified public accountants who have certified the Company's financial statements included in the Registration Statement covering substantially the same matters with respect to the Registration Statement (including the Prospectus) and with respect to events subsequent to the date of the Company's financial statements as are reasonably customarily covered in accountants' letters delivered to underwriters in underwritten offerings of securities. The Company will use its best efforts to cause such "comfort' letters to be addressed to such Securities Holders.

               (ii) The Securities Holders participating in such offering shall have received an opinion and any updates thereof of outside counsel to the Company reasonably satisfactory to such Securities Holders and any underwriters or purchasers covering substantially the same matters as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten offerings of securities, addressed to each of such Securities Holders and any underwriters or purchasers participating in such offering and dated the closing date thereof.

     SECTION 10.  MISCELLANEOUS.

          10.1 Notices.  Any notice, demand, claim, request, waiver or consent
               -------
or other communication required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered if delivered by any of the following means of delivery, and shall be deemed to have been duly delivered and received on the date (or the next business day if delivery is not made on a business day) of personal delivery or facsimile transmission or on the date (or the next business day if delivery is not made on a business day) of receipt, if mailed by registered or certified mail, postage prepaid and return receipt requested, or on the date (or the next business day if delivery is not made on a business day) of a stamped receipt, if sent by an overnight delivery service, and sent to the following addresses (or to such other address as any party may request by notifying the other parties listed below in accordance with this Section):

          (a)  If to the Company:

               @Track Communications, Inc.
               1155 Kas Drive
               Suite 100
               Richardson, TX  75081
               Attn:  J. Raymond Bilbao
               Telephone:  (972) 301-2733
               Facsimile:  (972) 301-2263

               with a copy to:
               --------------

               Locke Liddell & Sapp LLP
               2200 Ross Avenue
               Suite 2200
               Dallas, TX  75201
               Attn:  Stephen L. Sapp
               Telephone:  (214) 740-8570
               Facsimile:  (214) 740-8800

          (b)  If to Buyer:

               MinorPlanet Systems PLC
               Greenwich House
               Sheepscar, Leeds LS4 2LE
               United Kingdom
               Attn:  General Counsel
               Telephone:  011 44 0113 251 1600
               Facsimile:  011 44 0113 275 9809

               with a copy to:
               --------------

               Mishcon de Reya, Solicitors
               21 Southampton Row
               London
               WC1B5HS
               United Kingdom
               Attn:  Larry Nathan
               Telephone:  011 44 010 7440 7031
               Facsimile:  011 44 020 7404 3014

               with a copy to:
               --------------

               Brown & Wood LLP
               1666 K Street, N.W.
               Washington, D.C.  20006
               Attn:  John K. Hughes
               Telephone:  (202) 533-1430
               Facsimile:  (202) 533-1399

          (c)  If to the Other Holders:

               At the address of each such Other Holder as set forth on the books and records of the Company (which shall be such Other Holder's address as set forth on its Letter of Transmittal or as such Other Holder may otherwise notify the Company in writing).

          10.2 Interpretation.  Notwithstanding any other provision in this
               --------------
Agreement, all references contained in this Agreement to the number of shares of Common Stock held by any party shall be interpreted to mean the share capital prior to the occurrence of the Reverse Stock Split (as such term is defined in the Stock Purchase and Exchange Agreement by and among the parties hereto and of even date herewith).

          10.3 Amendments and Waivers.  The Securities Holders and the Company
               ----------------------
may from time to time enter into written amendments, supplements or modifications to this

Agreement for the purpose of adding any provisions hereto or changing the rights of the Securities Holders or the Company hereunder.

          10.4   Termination.  This Agreement and the respective obligations and
                 -----------
agreements of the parties hereto, except as otherwise expressly provided herein, shall terminate on the Termination Date.

          10.5   Survival of Representations and Warranties.  Except as they may
                 ------------------------------------------
by their terms relate to an earlier date, all representations a warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith execution and delivery of this Agreement and the termination of any or all of the provisions of this Agreement.

          10.6   Headings.  The descriptive headings of the several sections and
                 --------
subsections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          10.7   Counterparts.  This Agreement may be executed in two or more
                 ------------
counterparts, each of which when executed and delivered shall be deemed an original, and all of which when taken together shall be considered one and the same instrument, and this Agreement shall become effective when such counterparts have been signed by each of the parties hereto and delivered to the other parties. The parties hereto agree that signatures of the parties and their duly authorized officers may be exchanged by facsimile transmission, and that such signatures shall be binding to the same extent, and have the same force and effect, as the exchange of original written signatures. The originals of such signatures shall be sent to the other parties hereto by overnight courier.

          10.8   Governing Law.  This agreement shall be governed by, and
                 -------------
construed in accordance with, the laws of the state of Delaware without regard to choice of law provisions.

          10.9   Adjustment of Shares.  Each reference to a number of shares of
                 --------------------
Common Stock in this Agreement shall be adjusted proportionately to reflect any stock dividend, subdivision, split or reverse split or the like affected with respect to all outstanding shares of Common Stock.

          10.10  No Inconsistent Agreements.  The Company will not on or after
                 --------------------------
the date of this Agreement enter into, and is not presently a party to, any agreement with respect to its securities which is inconsistent with the rights granted to the Securities Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Securities Holders pursuant to this Agreement shall be superior to, and take precedence over, any similar rights granted to any other Person by the Company subsequent to the date hereof.

          10.11  Severability.  Any provisions of this Agreement prohibited or
                 ------------
rendered unenforceable by any applicable law of any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceable, without invalidating the remaining provisions hereof, any such prohibition or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.12  Successors and Assigns.  This Agreement shall inure to the
                 ----------------------
benefit of and be binding upon the successors and permitted assigns to each of the parties hereunder as otherwise provided herein.

          10.13  Entire Agreement.  This Agreement constitutes the entire
                 ----------------
agreement and understanding of the parties hereto in respect of the matters referred to herein and supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          10.14  Result if No Acquisition of Common Stock.  Notwithstanding any
                 ----------------------------------------
provision of this Agreement, or any rights that the Buyer or Other Holders may have hereunder, if the Closing does not occur for any reason, this Agreement shall be terminated, shall be deemed null and void ab initio, and the Company
                                                   -- ------
shall have no obligations or liabilities whatsoever to any Person under any of the terms of this Agreement.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                     @TRACK COMMUNICATIONS, INC.



                                     By __________________________
                                        Name: ____________________
                                        Title: ___________________


                                     MINORPLANET SYSTEMS PLC



                                     By __________________________
                                        Name: ____________________
                                        Title: ___________________

              Exhibit D to Stock Purchase and Exchange Agreement
              --------------------------------------------------

         [Amended and Restated Certificate of Incorporation of @Track]

                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                          @TRACK COMMUNICATIONS, INC.


     This Amended and Restated Certificate of Incorporation amends and restates in its entirety the Certificate of Incorporation, as amended to date, of @Track Communications, Inc., a corporation originally incorporated in Delaware as "HM Holding Corporation" on January 28, 1994. This Amended and Restated Certificate of Incorporation has been duly adopted pursuant to Sections 242 and 245 of the Delaware General Corporation Law.

                                   I.  NAME

     The name of the corporation is @Track Communications, Inc.

                                II.  EXISTENCE

     The corporation is to have perpetual existence.

                                 III.  PURPOSE

     The purpose for which the corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the General Corporation Law of the State of Delaware.

                              IV.  CAPITALIZATION

     The aggregate number of shares of capital stock which the corporation shall have authority to issue is 100,020,000 shares consisting of 100,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), and 20,000 shares of preferred stock, par value $0.01 per share. Each holder of a share of Common Stock shall be entitled to one vote for each share held in any stockholder vote in which any of such holders is entitled to participate.

     Simultaneously with the effective date of the filing of this Amended and Restated Certificate of Incorporation (the "Effective Date"), each five (5) shares of Common Stock (and each option, warrant and all other securities convertible into shares of Common Stock, that represent the right to acquire five (5) shares of Common Stock) of the corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Split"), without any action on the part of the holder thereof, as one (1) share of Common Stock (or as an option, warrant or other security convertible into shares of Common Stock, into the right to acquire one (1) share of Common Stock, as the case may be). The corporation shall not issue fractional shares on account of the Reverse Split. Holders of Old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of the stock certificates formerly representing shares of the Old Common Stock, in lieu of such fractional share, an amount in cash (the "Cash-in-Lieu Amount") equal to the product of (i) the fractional share which a holder would otherwise be entitled to, multiplied by (ii) the average of the last sale price per share of the Old Common Stock on the 20 trading days immediately prior to the Effective Date or, if no such sale takes place on such days, the average of the closing bid and asked prices thereof for such days, in each case as officially reported on the Nasdaq SmallCap Market. No interest shall be payable on the Cash-in-Lieu Amount.

     The Board of Directors of the corporation, by resolution or resolutions, may at any time and from time to time, divide and establish any or all of the unissued shares of preferred stock not then allocated to any series of preferred stock into one or more series and, without limiting the generality of the foregoing, fix and determine the designation of each such share, the number of shares which shall constitute such series and certain powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions and voting rights of the shares of each series so established.

                            V.  STOCKHOLDER RIGHTS

     The preemptive right of any stockholder of the corporation to acquire additional, unissued or treasury shares of the corporation, or securities of the corporation convertible into or carrying a right to subscribe to or acquire shares of the corporation, is hereby denied; provided, however, that nothing
                                             --------  -------
herein shall preclude the corporation from granting preemptive rights by contract or agreement to any person, corporation or other entity. Cumulative voting by the stockholders of the corporation at any election of directors of the corporation is hereby prohibited.

                             VI.  REGISTERED AGENT

     The street address of the initial registered office of the corporation is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the name of its initial registered agent at such address is The Corporation Trust Company.

                   VII.  LIMITATION OF DIRECTORS' LIABILITY

     To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or amendment of this Article VII by the stockholders of the corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any limitation on the personal liability of any director of the corporation at the time of such repeal or amendment.

                            VIII.  INDEMNIFICATION

     The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, against all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorneys' fees and court costs) actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article VIII. The right to indemnification under this Article VIII shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the General Corporation
                            --------  -------
Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise. The corporation may, by action of its board of directors, pay such expenses incurred by employees and agents of the corporation upon such terms as the board of directors deems appropriate. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article VIII by the stockholders of the corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.

                         IX.  INTERESTED TRANSACTIONS

     Any director or officer of the corporation individually, or any corporation, partnership, association or other organization in which one or more of the corporation's directors or officers are directors or officers or have a financial interest (an "Interested Party") may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the corporation, provided that (a) the material facts as to such Interested Party's relationship and as to such contract or transaction shall be disclosed or shall have been known to the board of directors, and the board of directors in good faith shall authorize such contract or transaction by the affirmative vote of a majority of the disinterested directors (even though the disinterested directors constitute less than a quorum); or (b) the material facts as to such Interested Party's relationship and as to such contract or transaction shall be disclosed or shall have been known to the stockholders entitled to vote on such contract or transaction, and the stockholders in good faith shall approve such contract or transaction; or (c) such contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors or the stockholders. Any Interested Party who is a director of the corporation may be counted in determining the presence of quorum at a meeting of the board of directors which authorizes any contract or transaction between the corporation and an Interested Party.

                               X.  MISCELLANEOUS

     Election of directors need not be by written ballot. In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to adopt the bylaws of the corporation, to amend or repeal the bylaws or to adopt new bylaws, subject to any limitations which may be contained in such bylaws.

     IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this _____ day of ___________, 2001.


                              @TRACK COMMUNICATIONS, INC.



                              By:__________________________
                                    Jana A. Bell,
                                    Chief Executive Officer

                                                                      APPENDIX B
                                                                      ----------

                      NASDAQ LETTER OF FEBRUARY 12, 2001
                      ----------------------------------

                               [Nasdaq Letterhead]

Sent via Facsimile and Overnight Commercial Courier
---------------------------------------------------

February 12, 2001

James R. Doty, Esq.
Baker Botts L.L.P.
The Warner
1299 Pennsylvania Avenue, N.W.
Washington, DC  20004-2400

Re:      @Track Communications, Inc. (Symbol: ATRK)
         Nasdaq Listing Qualifications Panel
         Decision NQ 3503C-00

Dear Mr. Doty:

This is to inform you that, pursuant to the January 11, 2001 oral hearing before a Nasdaq Listing Qualifications Panel (the "Panel"), a determination has been made in the matter of @Track Communications, Inc. (the "Company") and its request for continued inclusion on The Nasdaq SmallCap Market pursuant to an exception to the net tangible assets/market capitalization/net income requirement, as set forth in Nasdaq Marketplace Rule 4310(c)(2). This letter shall supercede the prior decision dated February 8, 2001./1/

After a careful review of the entire record, the Panel relied upon the following information in reaching its determination. The Company implements mobile communications solutions for long-haul truck, service vehicle and other mobile-asset fleets. The Form 10-Q for the quarter ended September 30, 2000 reported total assets of $65,098,000 and net tangible assets of $(49,044,000). Revenue and net income (loss) for the nine-month period ended September 30, 2000 totaled $64,191,000 and $(11,248,000), respectively./2/ The Company reported 26,926,829 total shares outstanding and 8,462,192 shares in the public float./3/ The closing bid price for the Company's common stock on February 7, 2001 was $0.6875 per share; consequently, the market capitalization and market value of public float were $18,512,195 and $5,817,757, respectively. As of the close of business on February 7, 2001, the Company failed to demonstrate a closing bid price of at least $1.00 per share for 16 consecutive trading days./4/


_______________________________
/1/ Changes are indicated in italicized text.

/2/ The Forms 10-K for the fiscal years ended December 31, 1999, 1998 and 1997 reported net income (loss) of $(11,524,000), $(35,061,000) and
       $(31,047,000), respectively.

/3/ The 26,926,929 total shares outstanding includes 1,000 shares of Class B common stock which are convertible into 1,600,000 shares of common stock.

/4/ See Marketplace Rules 4310(c)(4) and 4310(c)(8)(B).

On January 10, 2001, the Company announced that it entered into a Letter of Understanding with Minorplanet Systems, PLC ("Minorplanet") "to acquire the exclusive right and perpetual, royalty-free license to market, resell, distribute and operate MPS's VMI(TM) technologies and service throughout the continent of North America in return for a purchase consideration of 140 million shares of [the Company's] common stock. MPS will also subscribe for 10 million shares of [Company] common stock for a purchase price of $10 million to be used as working capital"/5/

In a separate but related Letter of Understanding with MP and MackayShields, the Company contemplated purchasing all of its outstanding 13.75% Senior Notes held by MackayShields./6/ Specifically, the Company plans to exchange 694.87 common shares for each $1,000 Senior Note held by MackayShields, subject to certain adjustments./7/ MackayShields will also receive a cash payment form the Company totaling $3,244,000 for previously accrued interest. In addition, the Company plans to purchase all other outstanding Senior Notes via tender offer under the same terms as specified above, once a definitive agreement is reached with MP and MackayShields.

The Company believes that, upon consummation of the above referenced transactions, it will achieve and sustain compliance with the $2,000,000 net tangible assets requirement over the long term, as well as strengthen its operating and financial structure. The Company stated that the transactions will also result in several other peripheral positive developments, which include: significant funding for working capital purposes; the exclusive right to use MP's otherwise unavailable technologies and products; a strategic partnerships with MP; and the elimination of the Senior Notes and related debt service./8/

The Company provided selected projected financial information on a post-transaction basis indicating net tangible assets of between $31,700,000 to $55,300,000, depending on the amount of Senior Notes exchanged in the upcoming tender offer. In addition, while the Company anticipates a net loss of approximately $(9,000,000) for fiscal 2001, it expects to achieve profitability in fiscal 2002 and thereafter. The Company conceded that the transactions will result in a change of control, requiring it to seek shareholder approval for the share issuances prior to the consummation of the related agreements./9/ The Company also expressed a willingness to effect a reverse stock split in the near future should the bid price not increase in response to the favorable developments.

By submission dated January 24, 2001, the Company provided a status update for the proposed transactions. The Company stated that it expects to execute "Definitive Documents" with MP


________________________

/5/ MP is a worldwide producer and distributor of tele-memo-based vehicle management information systems based in Leeds, England. MP's securities are listed on the London Stock Exchange's "AIM" market.

/6/ MackayShields is the holder of approximately 75% of the Company's outstanding Senior Notes. According to the Form 10-Q for the quarter ended September 30, 2000, there were $92,386,000 face value of Senior Notes outstanding.

/7/ According to the Company's representation at the hearing, MackayShields holds $70,766,000 face value of Senior Notes. Based upon the exchange formula, the Company will issues approximately 49,173,170 common shares to retire the Senior Notes.

/8/ The Company indicated that the debt service expense attributable to the Senior Notes was $(13,325,000)., $(13,422,000) and $(17,099,000) for
       fiscal years 2000, 1999 and 1998, respectively.

/9/ See Market places Rule 4350(i)(1)(B) and MackayShields on or about February 12, 2001. Upon execution of those Documents, the Company indicated that MP will be contractually bound to purchase 10,000,000 Company common shares for $10,000,000 cash, and MackayShields will be contractually bound to exchange the Senior Notes consistent with the term discussed above. Contemporaneous with entering into the definitive agreements, the Company plans to file a Preliminary Proxy Statement with the Securities and Exchange Commission (the "SEC") including shareholder proposals for the transactions relating to MP and the Senior Notes. It also plans to include a proposal in that Proxy Statement for a reverse stock split. Based upon preliminary indications, the Company expects to obtain shareholder approval for the transactions.

Panel Decision
--------------

The Panel was of the opinion that the Company presented a definitive plan which will enable it to evidence compliance with the requirements for continued listing on The Nasdaq SmallCap Market within a reasonable period of time and to sustain compliance with those requirements over the long term. In particular, the Panel acknowledged the Company's plan to convert at least $70,766,000 face value of Senior Notes into equity and to issue another 150,000,000 shares of common stock to MP in consideration for $10,000,000, the use of certain proprietary technology, and other consideration relating to the strategic partnership with MP. Further, the Panel acknowledged the Company's plan to obtain shareholder approval for the transactions referenced above, in recognition of the resultant change of control As a final matter, the Panel noted that the Company intends to effect a reverse stock split subsequent to the upcoming shareholders' meeting should it fail to sustain compliance with the bid price requirement. Accordingly, the Panel determined to continue the listing of the company's securities on The Nasdaq SmallCap Market pursuant to the following exception:

On or before February 23, 2001, the Company must:

(1) provide documentation to Nasdaq evidencing that it has entered into Definitive Documents referenced above; and,

(2) file a Preliminary Proxy Statement with the SEC and Nasdaq including proposals to obtain shareholder approval for: (i) the MP transaction; (ii) the conversion of the Senior Notes held by MackayShields; and, (iii) a reverse stock split.

Should the Company be deemed by the Panel to have satisfied both steps of the exception expiring on February 23/rd/, on or before April 23, 2001, the Company must:

(3) provide documentation to Nasdaq that the MP and MackayShields transactions have been consummated; and

(4) make a public filing with the SEC and Nasdaq evidencing net tangible assets of at least $12,000,000. The filing must contain a balance sheet no older than 45 days, with pro forma adjustments for any significant events or transactions occurring on or before the filing date.

In order to fully comply with the terms of this exception, the Company must be able to demonstrate compliance with all requirements for continued listing on
                                    ---
the Nasdaq

SmallCap Market subsequent to the satisfying all terms of the exception. In the event the Company fails to comply with any of the terms of this exception, the Company's securities will be delisted from The Nasdaq Stock Market. Finally, should the Company determine not to proceed with any of the initiatives presented in its plan of compliance, it is directed to inform the Hearings Department immediately, at which time the Panel will reconsider its decision and/or the terms of the exception./10/

It is a requirement during the exception period that the Company provide prompt notification of any significant events which occur during this time. Should there be a material change in the Company's financial or operational character, the Panel reserves the right to reconsider the terms of this exception. In addition, any compliance document will be subject to review by the Panel, which may, in its discretion, request additional information before determining that the Company has complied with the terms of the exception.

All companies operating under exceptions are required to issue a press release (see sample attached) announcing the conditional listing on The Nasdaq SmallCap Market and are identified by a fifth character "C" appended to the Company's trading symbol. Accordingly, effective with the open of business February 12, 2001, the trading symbol of the Company's securities will be changed from ATRK to ATRKC. The "C" will be removed from the symbol when the Panel has confirmed compliance with the terms of the exception and all other criteria necessary for continued listing.

The Company should be aware that the Nasdaq Listing and Hearing Review Council (the "Listing Council") may, on it sown motion, determine to review any Panel
                                                                    ---
decision with 45 calendar days after issuance of the written decision. If the Listing Council determines to review this decision, it may affirm, modify, reverse, dismiss, or remand the decision to the Panel. The Company will be immediately notified in the event the Listing Council determines that this matter will be called for review.

The Company may also request that the Listing Council review this decision. The request for review must be made in writing and received within 15 days from the
                   ------------------------------------------------------------
date of this decision. Requests for review must be sent to: Sara Nelson Bloom,
---------------------
Office of General Counsel, The Nasdaq Stock Market, 1801 K Street, N.W., Washington, DC 20006, (202) 728-8478 and facsimile (202) 728-8321. Pursuant to Nasdaq Marketplace Rule 4840(b), the Company must submit a fee of $1,400.00 to The Nasdaq Stock Market, Inc. to cover the cost of the review. Please be advised that the institution of a review, whether by way of the Company's request or on the initiative of the Listing Council, will not operate as a stay of this decision.

Sincerely,

/s/ Jason Frankl

Jason S. Frankl

__________________________

/10/ The Panel's determination is limited to those finding expressly set forth in this decision, which is based solely upon the facts and circumstances of this matter and should not be interpreted as precedent.

Counsel
Nasdaq Listing Qualifications Hearings

Jason S. Frankl
Counsel

Sent via Facsimile and Overnight Commercial Courier
---------------------------------------------------

March 5, 2001

J. Raymond Bilbao, Esq.
General Counsel and Secretary
@Track Communications, Inc.
1155 Kas Drive
Richardson, Texas 75081

Re:      @Track Communications, Inc. (Symbol:  ATRKC)
         Nasdaq Listing Qualifications Panel
         Docket No. NQ 3503C-00
         Partial Compliance with Panel Exception
         ---------------------------------------

Dear Mr. Bilbao:

We are in receipt of your letter sent via email on February 21, 2001. Within that letter, @Track Communications, Inc. (the "Company") notified the Nasdaq Listing Qualifications Panel (the "Panel") that it had executed the Definitive Documents relating to the transaction with Minorplanet System PLC ("MP") and MackayShields, as required by the Panel decision dated February 12, 2001. A copy of those documents was received by the Hearings Department on February 23, 2001.

The first portion of the exception also required the Company to "file a Preliminary Proxy Statement with the SEC and Nasdaq including proposals to obtain shareholder approval for: (i) the MP transaction; (ii) the conversion of the Senior Notes held by MackayShields; and, (iii) a reverse stock split." Within the February 21st correspondence, the Company requested an extension to that term of the exception, through the close of business on February 27, 2001, to file the Preliminary Proxy Statement containing the items referenced above. The Company stated that, although it was prepared to file the Proxy Statement with all applicable items by February 23rd, it preferred to delay that filing until February 27, 2001, at which time its independent auditors, Arthur Andersen LLP, would be able to complete their audit of the financial statements for the fiscal year ended December 31, 2000, enabling the inclusion of that information in the Proxy Statement.

In addition to the foregoing, as of the close of business on February 28, 2001, the Company failed to demonstrate a closing bid price of at least $1.00 per share for 30 consecutive trading days./1/ In accordance with Marketplace Rule 4310(c)(8)(B), the Company shall be provided with a 90-day grace period, through May 29, 2001, to regain compliance with that requirement./2/

Panel Decision
--------------

The Panel was of the view that the Company's extension request was reasonable in light of the circumstances. The Panel acknowledged that the Company submitted the Definitive Documents by February 23rd, consistent with the terms of the exception. The Panel also acknowledged that the Company, in fact, filed the Preliminary Proxy Statement with the Securities and Exchange Commission (the "SEC") and Nasdaq on February 27th, which included all required items. Accordingly, the Panel determined that the Company satisfied all terms of the first portion of the exception. While the Panel deemed it appropriate to allow the exception to continue through April 23, 2001 in its original form, the Panel determined to add an additional term to the exception as a result of the recent bid price deficiency. Accordingly, the terms of the exception shall continue as follows:

On or before April 23, 2001, the Company must:

(1) provide documentation to Nasdaq that the MP and Mackay Shields transactions have been consummated; and

(2) make a public filing with the SEC and Nasdaq evidencing net tangible assets of at least $12,000,000. The filing must contain a balance sheet no older than 45 days, with pro forma adjustments for any significant events or transactions occurring on or before the filing date.

Should the Company be deemed by the Panel to have satisfied both steps of the exception expiring on April 23rd, on or before May 29, 2001, the Company must:

(3) demonstrate a closing bid price of at least $1.00 per share; immediately thereafter, the Company must evidence a closing bid price of at least $1.00 per share for a minimum of ten consecutive trading days./3/

In order to fully comply with the terms of this exception, the Company must be able to demonstrate compliance with all requirements for continued listing on The Nasdaq SmallCap Market subsequent to the satisfying all terms of the exception. In the event the Company fails to comply with any of the terms of this exception, the Company's securities will be delisted from The Nasdaq Stock Market. Finally, should the Company determine not to proceed with any of the initiatives presented in its plan of compliance, it is directed

--------
/1/ See Marketplace Rule 4310(c)(4).

/2/ The Company will not be afforded a new hearing on this issue upon the expiration of the 90 days. See Panel decision below.

/3/ Depending on the facts and circumstances presented, the Panel may, in its discretion, require that the Company maintain a bid price at or above $1.00 per share for a period in excess of ten consecutive days before determining that the Company has been complied with the terms of the exception and demonstrated the ability to maintain long-term compliance.

to inform the Hearings Department immediately, at which time the Panel will reconsider its decision and/or the terms of the exception.4

All other terms and conditions of the Panel decision dated February 12, 2001 shall remain in effect.

The fifth character "C" will remain appended to the Company's trading symbol until such time as the Panel confirms the Company's compliance with all continued listing requirements for The Nasdaq SmallCap Market.

The Company should be aware that the Nasdaq Listing and Hearing Review Council (the "Listing Council") may, on its own motion, determine to review any Panel
                                                                    ---
decision within 45 calendar days after issuance of the written decision. If the Listing Council determines to review this decision, it may affirm, modify, reverse, dismiss, or remand the decision to the Panel. The Company will be immediately notified in the event the Listing Council determines that this matter will be called for review.

Should you have any questions, please do not hesitate to contact me at (301) 978-8076.

Sincerely,

/S/

Jason S. Frankl
Counsel
Nasdaq Listing Qualifications Hearings


cc:      James R. Doty, Esq.
         Baker Botts L.L.P.



--------
4 The Panel's determination is limited to those findings expressly set forth in this decision, which is based solely upon the facts and circumstances of this matter and should not be interpreted as precedent.

                                                                      APPENDIX C
                                                                      ----------

                       FAIRNESS OPINION OF HOULIHAN LOKEY
                       ----------------------------------

                         [Letterhead of Houlihan Lokey]

                               FAIRNESS OPINION OF
                                 HOULIHAN LOKEY

February 12, 2001

Board of Directors
@Track Communications, Inc.
1155 Kas Drive
Suite 100
Richardson, TX  75081


We understand MinorPlanet Systems PLC ("MinorPlanet"), a United Kingdom public limited company, will purchase 10,000,000 shares of common stock from @Track Communications, Inc., a Delaware corporation ("@Track" or the "Company"), for $10,000,000. Additionally, @Track shall acquire, via acquisition of a MinorPlanet subsidiary, the exclusive right and perpetual, royalty-free license to market, resell, distribute and operate MinorPlanet's VMI advanced vehicle data collection technologies and services throughout North America in exchange for the issuance to MinorPlanet of an additional 140,000,000 shares of @Track's common stock. Further, @Track has agreed to exchange 794.87 shares of common stock for each $1,000 in principal amount of Senior Notes held by the majority holder ("Majority Holder") of approximately 75 percent of the Company's 13 3/4 percent Senior Notes due 2005. @Track will also pay $34.38 per $1,000 in principal of the Senior Notes held by the Majority Holder for all accrued interest through and including December 15, 2000, and the balance of any interest accrued thereafter under the Senior Notes will be waived by the Majority Holder. @Track is also considering the commencement of an exchange offer to purchase all of the remaining outstanding Senior Notes held by all other Senior Noteholders upon the same terms. Assuming 100 percent of the Senior Noteholders accept the terms of @Track's enchange offer, MinorPlanet will own approximately 60 percent of the post-transaction common shares outstanding, the Senior Noteholders will own approximately 30 percent and the current shareholders will own approximately 10 percent of the post-transaction common shares outstanding. Such transaction and all related transactions are referred to collectively herein as the "Transaction."

You have requested our opinion (the "Opinion") as to the matters set forth below. We have not been requested to consider, and our Opinion does not address, the relative merits of the Transaction as compared with any alternative business strategies that might exist for the Company, the Company's underlying reasons or business decision to effect the Transaction, or the effect of any other transaction in which the Company might engage. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it. In requesting the Opinion from us, the board of directors did not give any special instructions to us or impose any limitations on the scope of the investigation that we deemed necessary to enable us to deliver the Opinion.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

     1. reviewed the Company's annual reports to shareholders on Form 10-K for the fiscal years ended December 31, 1999 and quarterly reports on Form 10-Q for the three quarters ended September 30, 2000, and Company-prepared interim financial statements for the period ended December 31, 2000, which the Company's management has identified as being the most current financial statements available;

     2. reviewed copies of the following agreements: draft of the Stock Purchase and Exchange Agreement by and among @Track Communications, Inc., MinorPlanet Systems PLC, and MackayShields Financial, Inc. dated February 12, 2001, and draft of the Exclusive License and Distribution Agreement by and between MinorPlanet Limited and Mislex (302) Limited dated February 12, 2001;

     3. met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company, and met with representatives of the Company's counsel to discuss certain matters;

     4. visited the principal facilities and business offices of the Company located in Richardson, Texas;

     5. reviewed forecasts and projections prepared by the Company's management with respect to the Company for the years ended December 31, 2001 through 2005;

     6. reviewed the historical market prices and trading volume for the Company's publicly traded securities;

     7. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction;

     8. reviewed drafts of certain other documents to be delivered at the closing of the Transaction; and

     9. conducted such other studies, analyses and inquiries as we have deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us by management of the Company have been reasonably prepared and reflect the best currently available estimates and judgments of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, and subject to the qualifications and various assumptions stated herein, it is our opinion on the date hereof that the consideration to be received by the Company in the Transaction is fair to the public stockholders from a financial point of view.

/s/  Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

                                                                      Appendix D
                                                                      ----------

                    Amendment to Certificate of Incorporation
                    -----------------------------------------
                           Increasing Number of Shares
                           ---------------------------

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                    OF @TRACK COMMUNICATIONS, INC. INCREASING
                      THE NUMBER OF SHARES OF COMMON STOCK

The first paragraph of Article IV of @Track's Certificate of Incorporation, as amended, shall be amended by deleting said paragraph in its entirety and substituting the following so that, as amended, said first paragraph will now read in its entirety as follows:

                  "The aggregate number of shares of capital stock which the corporation shall have authority to issue is 100,020,000 consisting of 100,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), and 20,000 shares of preferred stock, par value $0.01 per share. Each holder of a share of Common Stock shall be entitled to one vote for each share held in any stockholder vote in which any of such holders is entitled to participate."

                                                                    APPENDIX E
                                                                    ----------

                   AMENDMENT TO CERTIFICATE OF INCORPORATION
                   -----------------------------------------
                        EFFECTING A REVERSE STOCK SPLIT
                        -------------------------------

                   AMENDMENT TO CERTIFICATE OF INCORPORATION
                        OF @TRACK COMMUNICATIONS, INC.
                        EFFECTING A REVERSE STOCK SPLIT

         A new paragraph to Article IV of @Track's Certificate of Incorporation, as amended, shall be added as follows:

                  "Simultaneously with the effective date of the filing of this Amended and Restated Certificate of Incorporation (the "Effective Date"), each five (5) shares of Common Stock (and each option, warrant and all other securities convertible into shares of Common Stock, that represent the right to acquire five (5) shares of Common Stock) of the corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Split"), without any action on the part of the holder thereof, as one (1) share of Common Stock (or as an option, warrant or other security convertible into shares of Common Stock, into the right to acquire (1) share of Common Stock, as the case may be). The corporation shall not issue fractional shares on account of the Reverse Split. Holders of Old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of the stock certificates formerly representing shares of the Old Common Stock, in lieu of such fractional share, an amount in cash (the "Cash-in-Lieu Amount") equal to the product of (i) the fractional share which a holder would otherwise be entitled to, multiplied by (ii) the average of the last sale price per share of the Old Common Stock on the 20 trading days immediately prior to the Effective Date, or if no such sale takes place on such days, the average of the closing bid and asked prices thereof for such days, in each case as officially reported on the Nasdaq SmallCap Market. No interest shall be payable on the Cash-in-Lieu Amount."

                                                                    APPENDIX F
                                                                    ----------

                          STOCK OPTION PLAN AMENDMENT
                          ---------------------------

                          STOCK OPTION PLAN AMENDMENT

         The first paragraph to Section 3.2 of @Track's 1994 Amended and Restated Stock Option Plan, as amended, shall be amended by deleting said paragraph in its entirety and substituting the following so that, as amended, said paragraph will now read in its entirety as follows:

         "(a) Simultaneously with the effective date of the filing of the Company's Amended and Restated Certificate of Incorporation which effects a 1-for-5 reverse stock split of the Company's Common Stock (the "Split Effective Date"), every five (5) issued and outstanding Options (the "Old Options") shall automatically be reclassified and continued (the "Reverse Split"), without any action on the part of the holder thereof, as one (1) option. The Company shall not issue fractional Options on account of the Reverse Split. Holders of Old Options who would otherwise be entitled to a fraction of an Option on account of the Reverse Split shall receive, upon surrender of the option agreement formerly representing shares of Old Option, in lieu of such fractional Option, an amount (the "Cash-in-Lieu Amount") equal to the product of (i) the fractional Option which a holder would otherwise be entitled to, multiplied by (ii) the amount by which Market Price of the fractional Option exceeds the applicable exercise price of the fractional Option. For the purpose of this Section, the "Market Price" is defined as the average of the closing bid and asked prices for the twenty trading days immediately prior to the Split Effective Date. Unless otherwise provided by the Committee, the exercise prices for the Old Option shall remain unchanged after the Split Effective Date.

         (b) The aggregate number of shares of Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 5,100,000 shares, all or any part of which may be issued pursuant to Options; provided, however, that the maximum number of shares of Common Stock which may be issued to an Optionee under the Plan shall not exceed 1,000,000 shares (as may be adjusted pursuant to Section 9.3 of the Plan). Shares of Common Stock issued upon the exercise of Options granted under the Plan may consist of either authorized but unissued shares or shares which have been issued and which shall have been heretofore or shall be hereafter reacquired by the Company. The total number of shares authorized under the Plan shall be subject to increase or decrease in order to give effect to the provisions of Section 9.3 hereof and to give effect to any amendment adopted pursuant to Article VIII of the Plan. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of shares as to which such Option was not exercised shall again be available for purposes of the Plan. The Company shall at all times while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan."

                                                           APPENDIX G
                                                           ----------

                            AUDIT COMMITTEE CHARTER
                            -----------------------

                       CHARTER OF THE AUDIT COMMITTEE OF
                          @TRACK'S BOARD OF DIRECTORS

                                 Audit Charter

COMPOSITION, AUTHORITY AND PROCEDURES:
-------------------------------------

 .    Committee to be comprised of three outside directors. Directors to be appointed annually with the objective of maintaining some continuity on the Committee

 .    Meetings of the Committee to be held no less than quarterly

 .    Committee provided the authority to investigate any ac1ivity it considers relevant to its mandate

 .    Minutes of each meeting to be taken and circulated to Committee members and to members of the Board

 .    Minutes to reflect items to be addressed by the Board and whether such items are for information, ratification or action.

MANDATE OF THE AUDIT COMMITTEE
------------------------------

 .    Review all published financial statements and recommend to the Board for approval. This review includes interim statements, year-end audited statements required in prospectuses or by regulatory regulatory authorities.

 .    Review any report of management that accompanies published financial statements, (at least to the extent that such report discusses the financial position or operating results) for consistency of disclosure with the financial statements themselves.

 .    Review the audit plans of the external auditors and the results and recommendations arising from their reports and review the levels of materiality used by the auditors in reaching their conclusions.

 .    Review and assess management's programs and policies regarding the adequacy and effectiveness of internal controls over the accounting and financial reporting systems of the organization.

 .    Review the results of any changes in accounting practices or policies and the financial statement impact thereon.

 .    Review any significant accruals, provisions or estimates as well as other sensitive issues such as related party transactions.

 .    Review any litigation, claim or other contingency, including tax assessments, that could have a material effect upon the financial position or operating results of the organization, with particular reference to the manner in which these matters have been disclosed in the financial statements.

Consider whether the external auditors should be re-appointed and recommend to the Board.

--------------------------------------------------------------------------------

                          @Track Communications, Inc.

                                     PROXY

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE ANNUAL MEETING TO BE HELD ON MAY __, 2001

The undersigned hereby appoints Jana A. Bell, Michael Smith or J. Ray Bilbao, and each of them, jointly and severally, as the undersigned's proxy or proxies, with full power of substitution, to vote all shares of common stock of @Track Communications, Inc. which the undersigned is entitled to vote at the annual meeting of the common stockholders to be held at 1155 Kas Drive, Suite 100, Richardson, Texas on May __, 2001 at 9:00 a.m., Richardson, Texas time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-6 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

      (Continued, and to be marked, dated and signed, on the other side.)


                         [_] FOLD AND DETACH HERE [_]

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT!


                      You can vote in one of three ways:

1. If you are calling from within the United States, call toll free 1-800-840-1208 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                      Or
                                      --
2.   Vote by Internet at our Internet Address: www.eproxy.com/atrkc
                                               --------------------

                                      or
                                      --

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                  PLEASE VOTE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The board of directors recommend a vote FOR Proposals 1-6   Please mark
                                                            your votes as
                                                            indicated in this[X]
                                                            example.


1.  The approval of the issuance of:
         . 150,000,000 shares (on a pre-reverse split basis) of @Track's common stock to Minorplanet Systems in exchange for $10,000,000 in cash, and an additional 140,000,000 shares (on a pre-reverse split basis) of @Track's common stock in exchange for the transfer of all the outstanding share capital of Minorplanet Limited; and

         . up to 75,000,000 shares (on a pre-reverse split basis) of @Track's common stock to the holders of our 13 3/4% Senior Notes due 2005, to be issued at an exchange ratio of 794.87 shares (on a pre-reverse split basis) of @Track's common stock per increment of $1,000 in principal amount of the Senior Notes exchanged.

                          [_] FOR             [_] AGAINST          [_] ABSTAIN

2. The approval of an amendment to @Track's certificate of incorporation increasing the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares.

                          [_] FOR             [_] AGAINST          [_] ABSTAIN

3. The approval of an amendment to @Track's certificate of incorporation effecting a 1-for-5 reverse stock split.

                          [_] FOR             [_] AGAINST          [_] ABSTAIN

4. The approval of an amendment to @Track's amended & restated 1994 stock option plan increasing the number of shares of common stock that may be issued under the 1994 stock option plan.

                          [_] FOR             [_] AGAINST          [_] ABSTAIN

5. The election of the following five directors to hold office until the next annual meeting of @Track's stockholders and until their respective successors shall have been duly elected and qualified.

    [_] FOR ALL NOMINEES (except for the names                     [_] WITHHOLD AUTHORITY FOR ALL
    struck out below)
    (Jana A. Bell, Stephen L. Greaves, Gerry C. Quinn,
    John T. Stupka and Dr. William P. Osborne)

    INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through that nominee's name above.

6. The ratification of Arthur Andersen LLP as @Track's independent auditors for 2001.

7. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

                                    Date              /
                                    ---------------------------------------
                                ___________________________________________
                           Signature
                                ___________________________________________
                           Signature, If Jointly Held


                          If acting as Attorney, Executor, Trustee or in other representative capacity, please sign name and title.



                    FOLD AND DETACH HERE AND READ THE REVERSE SIDE
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

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                [PICTURE]    VOTE BY TELEPHONE AND       [PICTURE]
                                   INTERNET
                           QUICK***EASY*** IMMEDIATE
                    -----------------------------------------------


      Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

      VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER located in the box in the lower right of this fo

      --------------------------------------------------------------------------
       OPTION A: To vote as the board of directors recommends on all six proposals: Press 1
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
       OPTION B: If you choose to vote on each item separately, press 0. You will hear these instructions:
      --------------------------------------------------------------------------

                       Item 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. When asked, you must confirm your vote by pressing 1.

       VOTE BY INTERNET:  The Web address is: www.eproxy.com/atrkc
                                              --------------------
       IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL THE PROXY CARD
                             THANK YOU FOR VOTING


        Call * * Toll Free * * On a Touch Tone Telephone       -----------------
                  1-800-840-1208 - ANYTIME
             There is NO CHARGE to you for this call           -----------------

                                                                CONTROL NUMBER

                                                                For Telephone/
                                                                Internet Voting
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